FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-286173-05

November 2, 2026

BENCHMARK 2026-B44
Mortgage Trust

Free Writing Prospectus
Structural and Collateral Term Sheet

$805,084,212
(Approximate Mortgage Pool Balance)

$701,604,000
(Approximate Offered Certificates)

GS Mortgage Securities Corporation II Depositor
Commercial Mortgage Pass-Through Certificates Series 2026-B44

Goldman Sachs Mortgage Company

Citi Real Estate Funding Inc.

National Cooperative Bank, N.A.

German American Capital Corporation

UBS AG New York Branch

JPMorgan Chase Bank, National Association

Starwood Mortgage Capital LLC

Bank of Montreal

Barclays Capital Real Estate Inc.

As Sponsors and Mortgage Loan Sellers

Goldman Sachs & Co. LLC	Deutsche Bank Securities	BMO Capital Markets	Barclays	J.P. Morgan	UBS Securities LLC	Citigroup

 Co-Lead Managers and Joint Bookrunners

Academy Securities	Drexel Hamilton, LLC

Co-Managers

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

 The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

J.P. Morgan is a marketing name for investment banking businesses of JPMorgan Chase & Co. and its subsidiaries worldwide. Securities, syndicated loan arranging, financial advisory and other investment banking activities are performed by J.P. Morgan Securities LLC and its securities affiliates, and lending, derivatives and other commercial banking activities are performed by JPMorgan Chase Bank, National Association and its banking affiliates. J.P. Morgan Securities LLC is a member of the SIPC and the NYSE.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus included as part of our Registration Statement (SEC File No. 333-286173) (the “Preliminary Prospectus”) anticipated to be dated November 2, 2026. The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in the Preliminary Prospectus). The Preliminary Prospectus is available upon request from Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc. or Drexel Hamilton, LLC. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus. This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in the Preliminary Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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 The issuing entity will be relying upon an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—General Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Preliminary Prospectus).  See also “Legal Investment” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CERTIFICATE SUMMARY
CERTIFICATE SUMMARY OFFERED CERTIFICATES
Offered Class	Expected Ratings (S&P / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)	Approximate Initial Credit Support(3)	Initial Pass-Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class A-1	AAA(sf) / AAAsf / AAA(sf)	$8,810,000	30.000%	[__]%	(5)	2.29	12/26 – 02/31
Class A-2	AAA(sf) / AAAsf / AAA(sf)	$9,642,000	30.000%	[__]%	(5)	4.32	03/31 – 03/31
Class A-3	AAA(sf) / AAAsf / AAA(sf)	$4,821,000	30.000%	[__]%	(5)	6.65	07/33 – 07/33
Class A-4	AAA(sf) / AAAsf / AAA(sf)	(6)	30.000%	[__]%	(5)	(6)	(6)
Class A-5	AAA(sf) / AAAsf / AAA(sf)	(6)	30.000%	[__]%	(5)	(6)	(6)
Class A-SB	AAA(sf) / AAAsf / AAA(sf)	$17,527,000	30.000%	[__]%	(5)	6.93	02/31 – 02/36
Class X-A	AAA(sf) / AAAsf / AAA(sf)	$543,427,000(7)	NAP	[__]%	Variable IO(8)	NAP	NAP
Class X-B	NR / A-sf / AAA(sf)	$158,177,000(7)	NAP	[__]%	Variable IO(8)	NAP	NAP
Class A-S	AAA(sf) / AAAsf / AAA(sf)	$100,923,000	17.000%	[__]%	(5)	9.91	10/36 – 11/36
Class B	AA-(sf) / AA-sf / AA-(sf)	$32,023,000	12.875%	[__]%	(5)	9.99	11/36 – 11/36
Class C	NR / A-sf / A-(sf)	$25,231,000	9.625%	[__]%	(5)	9.99	11/36 – 11/36

NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings (S&P / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)	Approximate Initial Credit Support(3)	Initial Pass-Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class X-D	NR / BBB-sf / BBB(sf)	$20,378,000(7)	NAP	[__]%	Variable IO(8)	NAP	NAP
Class X-F	NR / BB-sf / BB+(sf)	$15,527,000(7)	NAP	[__]%	Variable IO(8)	NAP	NAP
Class X-G(9)	NR / B-sf / B+(sf)	$8,733,000(7)	NAP	[__]%	Variable IO(8)	NAP	NAP
Class D	NR / BBBsf / BBB+(sf)	$12,615,000	8.000%	[__]%	(5)	9.99	11/36 – 11/36
Class E	NR / BBB-sf / BBB(sf)	$7,763,000	7.000%	[__]%	(5)	9.99	11/36 – 11/36
Class F	NR / BB-sf / BB+(sf)	$15,527,000	5.000%	[__]%	(5)	9.99	11/36 – 11/36
Class G(9)	NR / B-sf / B+(sf)	$8,733,000	3.875%	[__]%	(5)	9.99	11/36 – 11/36
Class J-RR(9)	NR / NR / NR	$30,083,396	0.000%	[__]%	(5)	9.99	11/36 – 11/36
Class R(10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	It is a condition of issuance that the offered certificates and certain classes of non-offered certificates receive the ratings set forth above. The anticipated ratings of the certificates shown are those of S&P Global Ratings, acting through Standard & Poor’s Financial Services LLC (“S&P”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, LLC (“KBRA” and, together with S&P and Fitch, the “Rating Agencies”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Other Risks Relating to the Certificates—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. The Rating Agencies have informed us that the “sf” designation in their ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related Rating Agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the related Rating Agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.
(2)	Approximate, subject to a variance of plus or minus 5%. The notional amount of each class of the Class X-A, Class X-B, Class X-D, Class X-F and Class X-G certificates (collectively the “Class X certificates”) is subject to change depending upon the final pricing of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G and Class J-RR certificates (collectively, the “principal balance certificates” and, together with the Class R and Class X certificates, the “non-VRR certificates”) as follows: (1) if as a result of such pricing the pass-through rate of any class of principal balance certificates whose certificate balance comprises such notional amount is equal to the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), the certificate balance of such class of principal balance certificates may not be part of, and reduce accordingly, such notional amount of the related Class X certificates (or, if as a result of such pricing the pass-through rate of the related Class X certificates is equal to zero, such Class X certificates may not be issued on the closing date), and/or (2) if as a result of such pricing the pass-through rate of any class of principal balance certificates that does not comprise such notional amount of the related Class X certificates is less than the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), such class of principal balance certificates may become a part of, and increase accordingly, such notional amount of the related Class X certificates.
(3)	The initial credit support percentages set forth for the certificates are approximate and, for the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-SB certificates, are represented in the aggregate. The approximate initial credit support percentages shown in the table above do not take into account the VRR interest. However, losses incurred on the mortgage loans will be allocated between the VRR interest and the principal balance certificates, pro rata, in accordance with their respective outstanding balances. See “Credit Risk Retention” and “Description of the Certificates” in the Preliminary Prospectus.
(4)	The weighted average life and period during which distributions of principal would be received as set forth in the foregoing table with respect to each class of certificates having a certificate balance are based on the assumptions set forth under “Yield, Prepayment and Maturity Considerations—Weighted Average Life” in the Preliminary Prospectus and on the assumptions that there are no prepayments, modifications or losses in respect of the mortgage loans or whole loans and that there are no extensions or forbearances of maturity dates of the mortgage loans or whole loans.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CERTIFICATE SUMMARY (continued)
(5)	For each distribution date, the pass-through rates of each class of principal balance certificates will generally be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net mortgage interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs (the “WAC Rate”), (iii) the lesser of a specified pass-through rate and the WAC Rate, or (iv) the WAC Rate less a specified percentage.
(6)	The exact initial certificate balances of the Class A-4 and Class A-5 certificates are unknown and will be determined based on the final pricing of those classes of certificates. However, the respective initial certificate balance, weighted average life and principal window of the Class A-4 and Class A-5 certificates are expected to be within the applicable ranges reflected in the following chart. The initial aggregate certificate balance of the Class A-4 and Class A-5 certificates is expected to be approximately $502,627,000, subject to a variance of plus or minus 5%.
Class of Certificates	Expected Range of Initial Certificate Balance	Expected Range of Wtd. Avg. Life (Yrs)	Expected Range of Principal Window
Class A-4	$0 – $241,000,000	NAP – 9.59	NAP / 02/36 – 08/36
Class A-5	$261,627,000 – $502,627,000	9.86 – 9.73	08/36 – 10/36 / 02/36 – 10/36
(7)	The Class X certificates will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on each class of the Class X certificates at its respective pass-through rate based upon its respective notional amount. The notional amount of each class of the Class X certificates will be equal to the aggregate certificate balances of the related classes of certificates (the “related Class X class”) indicated below.

Class	Related Class X Class(es)
Class X-A	Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-SB certificates
Class X-B	Class A-S, Class B and Class C certificates
Class X-D	Class D and Class E certificates
Class X-F	Class F certificates
Class X-G	Class G certificates

(8)	The pass-through rate of each class of the Class X certificates for any distribution date will equal the excess, if any, of (i) the WAC Rate, over (ii) the pass-through rate (or the weighted average of the pass-through rates, if applicable) of the related Class X class(es) for that distribution date, as described in the Preliminary Prospectus.
(9)	The initial certificate balance of each of the Class G and Class J-RR certificates, and the notional amount of the Class X-G certificates, is subject to change based on final pricing of all certificates and the final determination of the amount of the Class J-RR certificates (the “HRR Certificates”) that will be retained by the retaining third-party purchasers as described under “Credit Risk Retention” in the Preliminary Prospectus to satisfy the U.S. risk retention requirements of Goldman Sachs Mortgage Company, as retaining sponsor. For more information regarding the methodology and key inputs and assumptions used to determine the sizing of the HRR Certificates, see “Credit Risk Retention” in the Preliminary Prospectus.
(10)	The Class R certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of two separate real estate mortgage investment conduits (each, a “REMIC”), as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

VRR INTEREST SUMMARY

Non-Offered Eligible Vertical Interests(1)	Approximate Initial VRR Interest Balance(2)	Approximate Initial VRR Interest Rate	VRR Interest Rate Description	Wtd. Avg. Life (Yrs)(3)	Principal Window(3)
RR Interest	$22,893,453	[__]%	(4)	9.56	12/26 – 11/36
Class RR Certificates	$5,865,363	[__]%	(4)	9.56	12/26 – 11/36

(1)	Each of the RR interest and the Class RR certificates will constitute an “eligible vertical interest” (as such term is defined in the Credit Risk Retention Rules) (the Class RR certificates and the RR interest collectively, the “VRR interest”) and is expected to be acquired and retained by the applicable sponsors (or their “majority-owned affiliates”, as such term is defined in the Credit Risk Retention Rules) as described under “Credit Risk Retention” in the Preliminary Prospectus. The VRR interest represents the right to receive approximately 3.57% of all amounts collected on the mortgage loans (net of all expenses of the issuing entity) that are available for distribution to the certificates (other than the Class R certificates) and the RR interest on each Distribution Date, as further described under “Credit Risk Retention” in the Preliminary Prospectus.
(2)	The initial aggregate VRR interest balance is subject to change depending on the final pricing of all certificates and the final determination of the HRR Certificates that will be retained by the retaining third-party purchasers and the final determination of the VRR interest that will be retained as described under “Credit Risk Retention” in the Preliminary Prospectus to satisfy the U.S. risk retention requirements of Goldman Sachs Mortgage Company, as retaining sponsor. If the initial VRR interest balance is reduced, the initial certificate balance of each class of principal balance certificates (and correspondingly, the initial notional amount of each class of Class X certificates) will be increased on a pro rata basis (based on the initial certificate balance set forth in the table above) in an aggregate amount equal to such reduction in the initial VRR interest balance. If the initial VRR interest balance is increased, the initial certificate balance of each class of principal balance certificates (and correspondingly, the initial notional amount of each class of Class X certificates) will be decreased on a pro rata basis (based on the initial certificate balance set forth in the table above) in an aggregate amount equal to such increase in the initial VRR interest balance. For a further description, see “Credit Risk Retention” in the Preliminary Prospectus.
(3)	The weighted average life and period during which distributions of principal would be received as set forth in the foregoing table with respect to the VRR interest are based on the assumptions described in “Yield, Prepayment and Maturity Considerations—Weighted Average Life” in the Preliminary Prospectus and on the assumptions that there are no prepayments, modifications or losses in respect of the mortgage loans or whole loans and that there are no extensions or forbearances of maturity dates of the mortgage loans or whole loans.
(4)	Although it does not have a specified pass-through rate (other than for tax reporting purposes), the effective interest rate for the RR interest and the Class RR certificates will be a per annum rate equal to the weighted average of the net mortgage interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

5

CERTIFICATE SUMMARY (continued)

The Class X-D, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class J-RR, Class R and Class RR certificates and the RR interest are not offered by this Term Sheet. Any information in this Term Sheet concerning such non-offered certificates or the RR interest is presented solely to enhance your understanding of the offered certificates.

Class A-2 Principal Paydown(1)

Class	Mortgage Loan Seller	Mortgage Loan	Property Type	Cut-off Date Balance	Remaining Term to Maturity (Mos.)	Cut-off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
A-2	GSMC	400 Arcola Road	Mixed Use	$10,000,000	52	64.7%	1.28x	8.9%

(1)	This table reflects the mortgage loan whose balloon payment will be applied to pay down the Class A-2 certificates, assuming (i) that none of the mortgage loans experience prepayments, defaults or losses, (ii) there are no extensions of maturity dates and (iii) each mortgage loan is paid in full on its stated maturity date. See “Yield and Maturity Considerations—Yield Considerations” in the Preliminary Prospectus.

Class A-3 Principal Paydown(1)

Class	Mortgage Loan Seller	Mortgage Loan	Property Type	Cut-off Date Balance	Remaining Term to Maturity (Mos.)	Cut-off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
A-3	NCB	Madison Court Apartment Corp.	Multifamily	$5,484,143	80	9.6%	6.00x	47.5%

(1)	This table reflects the mortgage loan whose balloon payment will be applied to pay down the Class A-3 certificates, assuming (i) that none of the mortgage loans experience prepayments, defaults or losses, (ii) there are no extensions of maturity dates and (iii) each mortgage loan is paid in full on its stated maturity date. See “Yield and Maturity Considerations—Yield Considerations” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

6

KEY FEATURES OF THE CERTIFICATES
Mortgage Pool Characteristics(1)(7)
Initial Pool Balance(2)	$805,084,212
Number of Mortgage Loans	63
Number of Mortgaged Properties	79
Average Cut-off Date Mortgage Loan Balance	$12,779,114
Weighted Average Mortgage Interest Rate	6.80528%
Weighted Average Remaining Term to Maturity Date (months)	117
Weighted Average Remaining Amortization Term (months)	374
Weighted Average Cut-off Date LTV Ratio(3)	47.7%
Weighted Average Maturity Date LTV Ratio(4)	46.3%
Weighted Average Underwritten NCF Debt Service Coverage Ratio	2.85x
Weighted Average Debt Yield on Underwritten NOI	21.3%
% of Mortgage Loans with Mezzanine Debt	5.0%
% of Mortgage Loans with Subordinate Debt(5)	1.2%
% of Mortgage Loans with Preferred Equity	0.0%
% of Mortgage Loans with Single Tenants(6)	2.4%

(1)	With respect to nine mortgage loans, representing approximately 31.3% of the initial pool balance, with one or more related pari passu companion loan(s) as set forth in the “Whole Loan Summary” table below, the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF, rooms or unit calculations presented in this Term Sheet include the related pari passu companion loan(s) unless otherwise indicated. Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.
(2)	Subject to a variance of plus or minus 5%.
(3)	Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value (which in certain cases may reflect a portfolio premium valuation). With respect to two mortgage loans (14.9% of the initial pool balance) the respective Cut-off Date LTV Ratio was calculated based upon a valuation other than an “as-is” value of each related mortgaged property. The weighted average Cut-off Date LTV Ratio for the mortgage pool without making any adjustments is 47.9%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Cut-off Date LTV Ratio.
(4)	Unless otherwise indicated, the Maturity Date LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to two mortgage loans (14.9% of the initial pool balance) the respective Maturity Date LTV Ratios were calculated using a valuation other than an “as-is” value of each related mortgaged property. The weighted average Maturity Date LTV Ratio for the mortgage pool without making such adjustments is 46.4%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date LTV Ratio.
(5)	Thirty (30) of the mortgage loans, each of which is secured by a residential cooperative property sold to the depositor by National Cooperative Bank, N.A., currently have in place subordinate secured lines of credit to the related mortgage borrowers that permit future advances (such loans, collectively, the “Subordinate Coop LOCs”). In addition, (i) the Forest Park Owners Corp. mortgage loan has a subordinate wraparound mortgage currently held by the cooperative sponsor (the “Subordinate Wrap Mortgage”) and (ii) the Madison Court Apartment Corp. mortgage loan has a subordinate mortgage held by the New York City Department of Housing Preservation and Development (“HPD”) in the original principal amount of $3,318,000 (the “HPD Subordinate Mortgage”) and a subordinate enforcement mortgage held by HPD in the original principal amount of $833,039 (the “HPD Enforcement Mortgage”). The percentage figure expressed as “% of Pool with Subordinate Mortgage Debt” is determined as a percentage of the initial pool balance and does not take into account any Subordinate Coop LOCs and future subordinate debt (whether or not secured by the mortgaged property), if any, that may be permitted under the terms of any mortgage loan or the pooling and servicing agreement. See “Description of the Mortgage Pool—Additional Indebtedness—Other Secured Indebtedness” and “Description of the Mortgage Pool—Additional Debt Financing for Mortgage Loans Secured by Residential Cooperatives Sold to the Depositor by National Cooperative Bank, N.A.” in the Preliminary Prospectus.
(6)	Excludes mortgage loans that are secured by multiple properties with multiple tenants.
(7)	For mortgaged properties securing residential cooperative mortgage loans, all DSCR and Debt Yield calculations for each such mortgaged property is calculated using underwritten net operating income or underwritten net cash flow, as applicable, for the related residential cooperative property which is the projected net operating income or net cash flow, as applicable, reflected in the most recent appraisal obtained by or otherwise in the possession of the related mortgage loan seller as of the Cut-off Date (except for The Ritz Tower mortgage loan). All LTV ratio calculations are based upon the appraised value of the residential cooperative property determined as if such residential cooperative property is operated as a residential cooperative, inclusive of the amount of the underlying debt encumbering such residential cooperative property with the exception of The Ritz Tower mortgage loan and the Village of Shawnee, Inc. mortgage loan. In the case of the residential cooperative properties securing The Ritz Tower mortgage loan and the Village of Shawnee, Inc. mortgage loan, the LTV ratio calculations for such mortgage loan are determined as if such residential cooperative property is operated as a market rate multifamily rental property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

7

KEY FEATURES OF THE CERTIFICATES (continued)
Co-Lead Managers and Joint Bookrunners:	Goldman Sachs & Co. LLC Citigroup Global Markets Inc. Deutsche Bank Securities Inc. BMO Capital Markets Corp. Barclays Capital Inc. J.P. Morgan Securities LLC UBS Securities, LLC
Co-Managers:	Academy Securities, Inc. Drexel Hamilton, LLC
Depositor:	GS Mortgage Securities Corporation II
Initial Pool Balance:	$805,084,212
Master Servicer:

Midland Loan Services, a Division of PNC Bank, National Association with respect to all mortgage loans other than the mortgage loans being contributed to the issuing entity by National Cooperative Bank, N.A. (the “NCB Mortgage Loans”), and National Cooperative Bank, N.A., with respect to the NCB Mortgage Loans

Special Servicer:	CWCapital Asset Management LLC, with respect to all mortgage loans other than the NCB Mortgage Loans, and National Cooperative Bank, N.A., with respect to the NCB Mortgage Loans
Certificate Administrator:	Computershare Trust Company, National Association
Trustee:	Computershare Trust Company, National Association
Operating Advisor:	Park Bridge Lender Services LLC
Asset Representations Reviewer:	Park Bridge Lender Services LLC
U.S. Credit Risk Retention:

For a discussion of the manner by which Goldman Sachs Mortgage Company, as retaining sponsor, intends to satisfy the credit risk requirements of the Credit Risk Retention Rules, see “Credit Risk Retention” in the Preliminary Prospectus.

Pricing:	Week of November 2, 2026
Closing Date:	November 20, 2026
Cut-off Date:

For each mortgage loan, the related due date for such mortgage loan in November 2026 (or, in the case of any mortgage loan that has its first due date after November 2026, the date that would have been its due date in November 2026 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month).

Determination Date:	The 11th day of each month or next business day, commencing in December 2026
Distribution Date:	The 4th business day after the Determination Date, commencing in December 2026
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	November 2059
Cleanup Call:	1.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

8

KEY FEATURES OF THE CERTIFICATES (continued)

Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to the Class X-A and Class X-B certificates: $1,000,000 minimum); integral multiples of $1 thereafter for all the offered certificates
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

9

COLLATERAL OVERVIEW
■	$701,604,000 (Approximate) New-Issue Multi-Borrower CMBS:
—	Overview: The mortgage pool consists of 63 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $805,084,212 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $12,779,114 and are secured by 79 mortgaged properties located throughout 23 states and the District of Columbia
—	LTV: 47.7% weighted average Cut-off Date LTV Ratio
—	DSCR: 2.85x weighted average Underwritten NCF Debt Service Coverage Ratio
—	Debt Yield: 21.3% weighted average Debt Yield on Underwritten NOI
—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-5 / A-SB
■	Loan Structural Features:
—	Amortization: 35.7% of the mortgage loans by Initial Pool Balance have scheduled amortization as follows:
-	25.7% of the mortgage loans by Initial Pool Balance have scheduled amortization for the entire term with a balloon payment due at maturity
-	9.9% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity
—	Hard Lockboxes: 59.3% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place
—	Cash Traps: 72.9% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.15x DSCR or 10.0% Debt Yield on Underwritten NOI, that fund an excess cash flow reserve
—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:
-	Real Estate Taxes: 34 mortgage loans representing 64.1% of the Initial Pool Balance
-	Insurance: 15 mortgage loans representing 36.3% of the Initial Pool Balance
-	Replacement Reserves: 21 mortgage loans representing 56.4% of the Initial Pool Balance
-	Tenant Improvements / Leasing Commissions: 14 mortgage loans representing 67.1% of the portion of the Initial Pool Balance that is secured by retail, office, mixed use and industrial properties only
—	Predominantly Defeasance: 62.3% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period
■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:
—	Retail: 38.9% of the mortgaged properties by allocated Initial Pool Balance are retail properties (17.0% are anchored retail properties)
—	Multifamily: 26.3% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties
—	Office: 17.2% of the mortgaged properties by allocated Initial Pool Balance are office properties
—	Industrial: 8.1% of the mortgaged properties by allocated Initial Pool Balance are industrial properties
■	Geographic Diversity: The mortgaged properties are located throughout 23 states and the District of Columbia, with five states and the District of Columbia, having greater than 5.0% of the allocated Initial Pool Balance: New York (32.0%), Colorado (9.9%), Nevada (8.0%), Florida (7.9%), the District of Columbia (6.7%) and Oklahoma (6.5%).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

10

COLLATERAL OVERVIEW (continued)

Mortgage Loans by Mortgage Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Goldman Sachs Mortgage Company	5	6	$52,330,547	6.5%
Citi Real Estate Funding Inc.	7	8	$161,697,000	20.1
National Cooperative Bank, N.A.	35	35	$145,341,426	18.1
German American Capital Corporation	5	7	$106,350,000	13.2
UBS AG New York Branch	1	11	$64,958,592	8.1
JPMorgan Chase Bank, National Association	1	1	$40,100,000	5.0
Starwood Mortgage Capital LLC	3	3	$37,200,000	4.6
Bank of Montreal	1	2	$22,500,000	2.8
Barclays Capital Real Estate Inc.	2	3	$14,436,648	1.8
Goldman Sachs Mortgage Company / German American Capital Corporation	1	1	$80,000,000	9.9
Barclays Capital Real Estate Inc. / Goldman Sachs Mortgage Company	1	1	$52,170,000	6.5
Bank of Montreal / Citi Real Estate Funding Inc.	1	1	$28,000,000	3.5
Total	63	79	$805,084,212	100.0%

Ten Largest Mortgage Loans

Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF/Units/ Rooms/ Pads	Loan Purpose	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
Colorado Mills	$80,000,000	9.9%	Retail	911,906	Refinance	2.90x	21.2%	41.3%
Phoenix Industrial Portfolio XVI	64,958,592	8.1	Industrial	2,781,527	Refinance	1.75x	15.1%	51.2%
700 6th Street	54,197,000	6.7	Office	304,947	Acquisition	2.43x	19.3%	63.0%
OKC Outlets	52,170,000	6.5	Retail	394,280	Acquisition	2.13x	15.6%	65.2%
The Falls	50,000,000	6.2	Retail	711,447	Refinance	1.83x	13.6%	62.1%
One Dag	40,100,000	5.0	Office	817,136	Acquisition	1.59x	13.6%	60.5%
Silverado Ranch Plaza	38,000,000	4.7	Retail	234,893	Refinance	1.40x	10.7%	55.5%
Arizona Mills	28,000,000	3.5	Retail	1,223,783	Refinance	2.98x	21.2%	40.2%
Hampton Inn Tropicana	26,500,000	3.3	Hospitality	325	Refinance	1.86x	16.0%	51.0%
Harbor Square	22,500,000	2.8	Office	165,114	Refinance	1.95x	15.7%	47.4%
Top 10 Total / Wtd. Avg.	$456,425,592	56.7%				2.13x	16.5%	54.0%
Remaining Total / Wtd. Avg.	348,658,620	43.3				3.80x	27.6%	39.6%
Total / Wtd. Avg.	$805,084,212	100.0%				2.85x	21.3%	47.7%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

11

COLLATERAL OVERVIEW (continued)

Whole Loan Summary

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Number of Pari Passu Companion Loans(1)	Aggregate Pari Passu Companion Loan Cut-off Date Balance(1)	Aggregate Subordinate Companion Loan Cut-off Date Balance(1)	Whole Loan Cut-off Date Balance	Controlling Pooling/Trust & Servicing Agreement (“Controlling PSA”)	Master Servicer	Special Servicer
Colorado Mills	$80,000,000	9.9%	3	$13,000,000	N/A	$93,000,000	Benchmark 2026-B44	Midland	CWCapital
The Falls	$50,000,000	6.2%	5	$80,000,000	N/A	$130,000,000	Benchmark 2026-B44	Midland	CWCapital
One Dag	$40,100,000	5.0%	3	$134,900,000	N/A	$175,000,000	BANK 2026-BNK52	Trimont	CWCapital
Arizona Mills	$28,000,000	3.5%	7	$107,000,000	N/A	$135,000,000	BMO 2026-C15	KeyBank	Rialto
The Pointe at Polaris	$15,500,000	1.9%	1	$25,000,000	N/A	$40,500,000	BMO 2026-C15	KeyBank	Rialto
The Ritz Tower	$15,000,000	1.9%	1	$23,000,000	N/A	$38,000,000	BMO 2026-C15	KeyBank	Rialto
400 Arcola Road	$10,000,000	1.2%	6	$140,000,000	N/A	$150,000,000	Benchmark 2026-V21	KeyBank	Torchlight
NOVA Retail 2-Pack	$8,000,000	1.0%	7	$157,000,000	N/A	$165,000,000	WFCM 2026-C66	Trimont(2)	LNR
Pismo Beach and Queenstown Premium Outlets	$5,000,000	0.6%	1	$70,000,000	N/A	$75,000,000	MSBAM 2026-C36	Trimont	Argentic

(1)	Each companion loan is pari passu in right of payment to its related mortgage loan. Each subordinate companion loan is subordinate in right of payment to its related mortgage loan.
(2)	Midland Loan Services, a Division of PNC Bank, National Association acts as primary servicer of the NOVA Retail 2-Pack Whole Loan.

Mortgage Loans with Existing Mezzanine Debt

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Total Debt Cut-off Date Balance	Wtd. Avg. Cut-off Date Total Debt Interest Rate	Cut-off Date Mortgage Loan LTV Ratio	Cut-off Date Total Debt LTV Ratio	Cut-off Date Mortgage Loan UW NCF DSCR	Cut-off Date Total Debt UW NCF DSCR
One Dag	$40,100,000	$40,000,000	$215,000,000	7.51498837209302%	60.5%	74.3%	1.59x	1.20x

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

12

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance	% of Initial Pool Balance	Previous Securitization
The Falls	Miami	Florida	Retail	50,000,000	6.2%	GSMS 2016-GS3, MSC 2016-UB12, WFCM 2016-NXS6
Silverado Ranch Plaza	Las Vegas	Nevada	Retail	38,000,000	4.7%	CD 2017-CD3
Arizona Mills	Tempe	Arizona	Retail	28,000,000	3.5%	GMACC 2000-C3; JPMCC 2010-C2; BANK 2021-BNK36; BANK 2021-BNK37
Hampton Inn Tropicana	Las Vegas	Nevada	Hospitality	26,500,000	3.3%	WFCM 2016-C37
700 Canal Street	Stamford	Connecticut	Office	16,800,000	2.1%	JPMCC 2004-CB9
Security Public Storage – Walnut Creek	Walnut Creek	California	Self Storage	17,500,000	2.2%	WFCM 2016-LC24
Fillmore Gardens Co-operative, Inc. a/k/a The Fillmore Gardens Co-operative, Inc.	Brooklyn	New York	Multifamily	9,983,331	1.2%	WFCM 2016-C36
NC Self Storage	Southern Pines	North Carolina	Self Storage	9,000,000	1.1%	CGCMT 2016-C3
Blindbrook Lodge Owners Inc. a/k/a Blind Brook Lodge Owners Inc.	Rye	New York	Multifamily	6,500,000	0.8%	WFCM 2016-LC24
Lincoln Co-Operative Apartments, Inc.	Brooklyn	New York	Multifamily	5,495,813	0.7%	WFCM 2016-LC24
Madison Court Apartment Corp.	New York	New York	Multifamily	5,484,143	0.7%	WFCM 2016-C35
Highlander Hall Owners, Inc.	Jamaica	New York	Multifamily	5,296,616	0.7%	WFCM 2016-LC25
480 Riverdale Avenue Tenants Corp.	Yonkers	New York	Multifamily	5,195,341	0.6%	WFCM 2016-LC24
Pismo Beach Premium Outlets	Pismo Beach	California	Retail	2,500,000	0.3%	GSMS 2016-GS4, GSMS 2017-GS5
Queenstown Premium Outlets	Queenstown	Maryland	Retail	2,500,000	0.3%	GSMS 2016-GS4, GSMS 2017-GS5
College Square III	Stockton	California	Retail	4,850,000	0.6%	WFCM 2016-LC24
Compton Owners Corp.	Jamaica	New York	Multifamily	4,598,733	0.6%	WFCM 2016-C36
Beechwood Gardens Owners, Inc.	Flushing	New York	Multifamily	3,097,944	0.4%	WFCM 2016-LC24
310 East 49th Owners Corp.	New York	New York	Multifamily	2,798,174	0.3%	WFCM 2016-LC25
Bayview Owners Corp.	Brooklyn	New York	Multifamily	2,793,150	0.3%	WFCM 2016-C36
Midland Plaza Apartments Corp.	Yonkers	New York	Multifamily	2,649,600	0.3%	WFCM 2016-C35
250 Cabrini Boulevard, Inc.	New York	New York	Multifamily	2,396,082	0.3%	BANK 2018-BNK12
80-82 Charles St. Owners Corp.	New York	New York	Multifamily	1,524,014	0.2%	WFCM 2016-C36
222 Bowery Owners Corp.	New York	New York	Multifamily	1,394,706	0.2%	WFCM 2016-LC24
1122 Yonkers Avenue Ltd. a/k/a 1122 Yonkers Avenue, Ltd.	Yonkers	New York	Multifamily	1,349,750	0.2%	WFCM 2016-C36
13912 Owners Corp.	Briarwood	New York	Multifamily	1,079,275	0.1%	WFCM 2016-C36

(1)	The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of each such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the related mortgage loan seller.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

13

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)(3)	Wtd. Avg. Cut-off Date LTV Ratio(2)(3)	Wtd. Avg. Debt Yield on Underwritten NOI(2)(3)
Retail	14	$313,384,500	38.9%	2.14x	54.4%	15.7%
Anchored	7	136,614,500	17.0	1.58x	60.7%	11.7%
Super Regional Mall	2	108,000,000	13.4	2.92x	41.0%	21.2%
Outlet Center	3	57,170,000	7.1	2.14x	64.7%	15.7%
Unanchored	1	6,750,000	0.8	1.29x	56.3%	9.8%
Shadow Anchored	1	4,850,000	0.6	1.47x	51.1%	11.7%
Multifamily	42	$211,841,426	26.3%	5.22x	26.7%	37.9%
Cooperative	36	160,341,426	19.9	6.42x	14.8%	46.7%
Mid Rise	6	51,500,000	6.4	1.49x	64.0%	10.5%
Office	6	$138,263,047	17.2%	2.00x	59.9%	16.1%
CBD	4	116,797,000	14.5	2.05x	59.1%	16.6%
Suburban	2	21,466,047	2.7	1.75x	64.1%	13.4%
Industrial	11	$64,958,592	8.1%	1.75x	51.2%	15.1%
Warehouse	11	64,958,592	8.1	1.75x	51.2%	15.1%
Self Storage	3	$30,700,000	3.8%	1.69x	51.0%	11.9%
Self Storage	3	30,700,000	3.8	1.69x	51.0%	11.9%
Hospitality	1	$26,500,000	3.3%	1.86x	51.0%	16.0%
Limited Service	1	26,500,000	3.3	1.86x	51.0%	16.0%
Mixed Use	1	$10,000,000	1.2%	1.28x	64.7%	8.9%
Lab/Office	1	10,000,000	1.2	1.28x	64.7%	8.9%
Other	1	$9,436,648	1.2%	1.74x	57.9%	14.1%
Rehabilitation Facility	1	9,436,648	1.2	1.74x	57.9%	14.1%
Total / Wtd. Avg.	79	$805,084,212	100.0%	2.85x	47.7%	21.3%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(3)	For mortgaged properties securing residential cooperative mortgage loans, all DSCR and Debt Yield calculations for each such mortgaged property is calculated using underwritten net operating Income or underwritten net cash flow, as applicable, for the related residential cooperative property which is the projected net operating income or net cash flow, as applicable, reflected in the most recent appraisal obtained by or otherwise in the possession of the related mortgage loan seller as of the Cut-off Date (except for The Ritz Tower mortgage loan). All LTV ratio calculations are based upon the appraised value of the residential cooperative property determined as if such residential cooperative property is operated as a residential cooperative, inclusive of the amount of the underlying debt encumbering such residential cooperative property with the exception of The Ritz Tower mortgage loan and the Village of Shawnee, Inc. mortgage loan. In the case of the residential cooperative properties securing The Ritz Tower mortgage loan and the Village of Shawnee, Inc. mortgage loan, the LTV ratio calculations for such mortgage loans are determined as if such residential cooperative property is operated as a market rate multifamily rental property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

14

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Aggregate Appraised Value(2)(3)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
New York	43	$257,668,255	32.0%	$1,919,355,209	47.1%	$104,659,565	38.3%
Colorado	1	80,000,000	9.9%	225,000,000	5.5%	19,711,214	7.2%
Nevada	2	64,500,000	8.0%	120,500,000	3.0%	8,296,921	3.0%
Florida	3	63,636,648	7.9%	236,470,000	5.8%	19,495,215	7.1%
District of Columbia	1	54,197,000	6.7%	86,000,000	2.1%	10,442,065	3.8%
Oklahoma	1	52,170,000	6.5%	80,000,000	2.0%	8,136,106	3.0%
Indiana	2	28,010,076	3.5%	43,600,000	1.1%	3,439,060	1.3%
Arizona	1	28,000,000	3.5%	336,000,000	8.2%	28,686,162	10.5%
California	3	24,850,000	3.1%	103,950,000	2.6%	8,301,404	3.0%
Connecticut	2	22,500,000	2.8%	47,500,000	1.2%	3,542,460	1.3%
Texas	1	17,498,298	2.2%	34,200,000	0.8%	2,561,406	0.9%
Pennsylvania	2	15,966,047	2.0%	241,600,000	5.9%	14,177,216	5.2%
Ohio	1	15,500,000	1.9%	61,700,000	1.5%	5,453,675	2.0%
North Carolina	2	13,292,711	1.7%	27,890,000	0.7%	1,825,724	0.7%
Missouri	1	11,000,392	1.4%	21,500,000	0.5%	1,675,553	0.6%
Kentucky	3	8,375,648	1.0%	16,370,000	0.4%	1,150,978	0.4%
Mississippi	2	8,339,832	1.0%	16,300,000	0.4%	1,407,333	0.5%
Virginia	2	8,000,000	1.0%	234,700,000	5.8%	15,191,983	5.6%
New Jersey	1	7,045,266	0.9%	116,000,000	2.8%	5,431,932	2.0%
Tennessee	1	6,500,000	0.8%	11,400,000	0.3%	864,933	0.3%
Kansas	1	6,477,905	0.8%	15,000,000	0.4%	910,829	0.3%
Iowa	1	6,395,576	0.8%	12,500,000	0.3%	994,600	0.4%
Wisconsin	1	2,660,560	0.3%	5,200,000	0.1%	304,220	0.1%
Maryland	1	2,500,000	0.3%	63,200,000	1.6%	6,487,523	2.4%
Total	79	$805,084,212	100.0%	$4,075,935,209	100.0%	$273,148,077	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).
(3)	With respect to all residential cooperative Mortgage Loans, the appraised value of the residential cooperative property determined as if such residential cooperative property is operated as a residential cooperative, inclusive of the amount of the underlying debt encumbering such residential cooperative property with the exception of The Ritz Tower mortgage loan and the Village of Shawnee, Inc. mortgage loan. In the case of the residential cooperative properties securing The Ritz Tower mortgage loan and the Village of Shawnee, Inc. mortgage loan, the value reflected as the “Appraised Value” is the “Coop-Rental Value” for the related residential cooperative property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

15

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1,079,275 - 9,999,999	44	$205,044,120	25.5%
10,000,000 - 19,999,999	8	122,000,000	15.2
20,000,000 - 29,999,999	4	98,614,500	12.2
30,000,000 - 39,999,999	1	38,000,000	4.7
40,000,000 - 49,999,999	1	40,100,000	5.0
50,000,000 - 59,999,999	3	156,367,000	19.4
60,000,000 - 80,000,000	2	144,958,592	18.0
Total	63	$805,084,212	100.0%

Distribution of Underwritten NCF DSCRs(1)
Range of UW NCF DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.28 - 1.49	8	$114,600,000	14.2
1.50 - 1.99	15	317,253,691	39.4
2.00 - 2.49	3	111,367,000	13.8
2.50 - 25.17	37	261,863,521	32.5
Total	63	$805,084,212	100.0%

(1)	See footnote (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)(2)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	29	$517,881,500	64.3%
Amortizing Balloon	31	207,102,712	25.7
Interest Only, Amortizing Balloon	3	80,100,000	9.9
Total	63	$805,084,212	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity date.
(2)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Lockboxes
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	17	$477,408,286	59.3%
None	37	177,841,426	22.1
Springing	9	149,834,500	18.6
Total	63	$805,084,212	100.0%

Distribution of Cut-off Date LTV Ratios(1)

Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
2.5 - 39.9	36	$158,063,521	19.6%
40.0 - 49.9	5	145,977,905	18.1
50.0 - 59.9	10	191,995,240	23.8
60.0 – 70.3	12	309,047,547	38.4
Total	63	$805,084,212	100.0%

(1)	See footnotes (1), (3) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date LTV Ratios(1)
Range of Maturity Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
2.1 - 39.9	37	$164,541,426	20.4%
40.0 - 49.9	5	204,458,592	25.4
50.0 - 59.9	12	191,602,695	23.8
60.0 - 70.3	9	244,481,500	30.4
Total	63	$805,084,212	100.0%
(1)	See footnotes (1), (4) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	59	$643,117,212	79.9%
Acquisition	4	161,967,000	20.1
Total	63	$805,084,212	100.0%

Distribution of Mortgage Interest Rates
Range of Mortgage Interest Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
6.0740 - 6.4999	18	$131,127,189	16.3%
6.5000 - 6.9999	35	519,476,611	64.5
7.0000 - 7.3800	10	154,480,412	19.2
Total	63	$805,084,212	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

16

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
8.9	1	$10,000,000	1.2%
9.0 - 9.9	4	43,250,000	5.4
10.0 - 10.9	3	76,614,500	9.5
11.0 - 11.9	3	40,850,000	5.1
12.0 - 12.9	1	4,200,000	0.5
13.0 - 13.9	6	127,066,047	15.8
14.0 - 195.6	45	503,103,665	62.5
Total	63	$805,084,212	100.0%

(1)	See footnote (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
8.6 - 8.9	2	$18,000,000	2.2%
9.0 - 9.9	3	35,250,000	4.4
10.0 - 10.9	5	99,964,500	12.4
11.0 - 11.9	2	21,700,000	2.7
12.0 - 12.9	5	118,066,047	14.7
13.0 - 13.9	4	106,936,497	13.3
14.0 - 193.4	42	405,167,169	50.3
Total	63	$805,084,212	100.0%

(1)	See footnote (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
24	1	$17,500,000	2.2%
60	2	$62,600,000	7.8%

Distribution of Original Terms to Maturity Date (1)(2)
Original Term to Maturity Date (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	1	$10,000,000	1.2%
84	1	5,484,143	0.7
120	61	789,600,069	98.1
Total	63	$805,084,212	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity.
(2)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Remaining Terms to Maturity Date (1)(2)
Range of Remaining Terms to Maturity Date (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
52 – 80	2	$15,484,143	1.9%
112 - 120	61	789,600,069	98.1
Total	63	$805,084,212	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity.
(2)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Original Amortization Terms(1)
Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	29	$517,881,500	64.3%
240	1	1,394,706	0.2
360	24	247,030,457	30.7
480	9	38,777,549	4.8
Total	63	$805,084,212	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	29	$517,881,500	64.3%
238	1	1,394,706	0.2
353 – 360	24	247,030,457	30.7
477 -479	9	38,777,549	4.8
Total	63	$805,084,212	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	20	$457,650,547	56.8%
Yield Maintenance	6	158,092,240	19.6
Greater of 1% prepayment premium or Yield Maintenance, followed by 1% prepayment premium	35	145,341,426	18.1
Yield Maintenance or Defeasance	2	44,000,000	5.5
Total	63	$805,084,212	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Replacement Reserves(1)	21	$454,242,786	56.4%
Real Estate Tax	34	$516,000,584	64.1%
TI/LC(2)	14	$353,606,139	67.1%
Insurance	15	$292,506,191	36.3%

(1)	Includes mortgage loans with FF&E reserves.
(2)	Percentage of total retail, office, industrial and mixed use properties only.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

17

STRUCTURAL OVERVIEW

Allocations Between

the Non-VRR Certificates

and the VRR Interest	On each Distribution Date, the aggregate amount available for distributions to holders of the non-VRR certificates and the VRR interest owners (net of specified expenses of the issuing entity, including fees payable to, and costs and expenses reimbursable to, the master servicer, the special servicer, the certificate administrator, the trustee, the operating advisor and the asset representations reviewer) will be allocated to (a) the VRR interest, in an amount equal to the product of such amount multiplied by approximately 3.57% (the “VRR Percentage”) and (b) the non-VRR certificates, in an amount equal to the product of such amount multiplied by the difference between 100% and the VRR Percentage (the “Non-VRR Percentage”).
Distributions	On each Distribution Date, funds available for distribution to holders of the non-VRR certificates, net of any yield maintenance charges and prepayment premiums, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds allocated to the non-VRR certificates):
1.	Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class X-D, Class X-F and Class X-G certificates, in respect of interest, up to an amount equal to, and pro rata in accordance with, the interest entitlements for those classes.
2.	Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-SB certificates: to the extent of funds available for distribution of principal, in reduction of the then-outstanding certificate balances of those classes, in the following priority:

(i) to the Class A-SB certificates until their certificate balance is reduced to the Class A-SB scheduled principal balance set forth in Annex G to the Preliminary Prospectus for the relevant Distribution Date, then (ii) to the Class A-1 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the principal balance certificates remaining after the distributions to Class A-SB in clause (i) above, then (iii) to the Class A-2 certificates until their certificate balance is reduced to zero, all remaining funds available for distribution of principal to the principal balance certificates after the distributions pursuant to clauses (i) and (ii) above, then (iv) to the Class A-3 certificates until their certificate balance is reduced to zero, all remaining funds available for distribution of principal to the principal balance certificates after the distributions pursuant to clauses (i), (ii) and (iii) above, then (v) to the Class A-4 certificates until their certificate balance is reduced to zero, all remaining funds available for distribution of principal to the principal balance certificates after the distributions pursuant to clauses (i), (ii), (iii) and (iv) above, then (vi) to the Class A-5 certificates until their certificate balance is reduced to zero, all remaining funds available for distribution of principal to the principal balance certificates after the distributions pursuant to clauses (i), (ii), (iii), (iv) and (v) above, and then (vii) to the Class A-SB certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the principal balance certificates remaining after the distributions pursuant to clauses (i), (ii), (iii), (iv), (v) and (vi) above.

However, if the certificate balances of each class of principal balance certificates other than the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-SB certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those principal balance certificates, funds available for distributions of principal to the principal balance certificates will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-SB certificates, pro rata, based on their respective certificate balances (and without regard to the Class A-SB scheduled principal balance).
3.	Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-SB certificates: first, (i) up to an amount equal to, and pro rata based upon, the aggregate unreimbursed realized losses previously allocated to each such class, then (ii) interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
4.	Class A-S certificates: (i) first, to interest on the Class A-S certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-SB certificates), to principal on the Class A-S certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class A-S certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
5.	Class B certificates: (i) first, to interest on the Class B certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB and Class A-S certificates), to principal on the Class B certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class B certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

18

STRUCTURAL OVERVIEW (continued)
Distributions
(continued)	6.	Class C certificates: (i) first, to interest on the Class C certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class A-S and Class B certificates), to principal on the Class C certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class C certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
7.	Class D certificates: (i) first, to interest on the Class D certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class A-S, Class B and Class C certificates), to principal on the Class D certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class D certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
8.	Class E certificates: (i) first, to interest on the Class E certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C and Class D certificates), to principal on the Class E certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class E certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
9.	Class F certificates: (i) first, to interest on the Class F certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D and Class E certificates), to principal on the Class F certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class F certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
10.	Class G certificates: (i) first, to interest on the Class G certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D, Class E and Class F certificates), to principal on the Class G certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class G certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
11.	Class J-RR certificates: (i) first, to interest on the Class J-RR certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates), to principal on the Class J-RR certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class J-RR certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

19

STRUCTURAL OVERVIEW (continued)
Realized Losses	The certificate balances of the principal balance certificates and outstanding balance of the VRR interest will each be reduced without distribution on any Distribution Date as a write off to the extent of any loss realized on the mortgage loans allocated to each class of principal balance certificates or the VRR interest, as applicable, on such Distribution Date. On each Distribution Date, the Non-VRR Percentage of any such loss realized on the mortgage loans will be applied to the principal balance certificates in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class J-RR certificates; then to the Class G certificates; then, to the Class F certificates; then, to the Class E certificates; then, to the Class D certificates; then, to the Class C certificates; then, to the Class B certificates; then, to the Class A-S certificates, and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-SB certificates, based on their then-current respective certificate balances.

The notional amount of each class of Class X certificates will be reduced to reflect reductions in the certificate balances of the related Class X certificates resulting from allocations of losses realized on the mortgage loans.

Prepayment Premiums

and Yield Maintenance

Charges	On each Distribution Date, the VRR Percentage of any yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed to the VRR Interest Owners, and the Non-VRR Percentage of any yield maintenance charge collected on the mortgage loans during the one-month period ending on the related Determination Date is required to be distributed as follows: (a) pro rata, between (i) the group (the “YM Group A”) of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB and Class X-A certificates, (ii) the group (the “YM Group B”) of the Class X-B, Class A-S, Class B and Class C certificates, (iii) the group (the “YM Group D”) of the Class X-D, Class D and Class E certificates, (iv) the group (the “YM Group F”) of the Class X-F and Class F certificates, and (v) the group (together with the YM Group A, YM Group B, YM Group D and the YM Group F, the “YM Groups”) of the Class X-G and Class G certificates based upon the aggregate amount of principal distributed to the classes of principal balance certificates in each YM Group on such Distribution Date; and (b) as among the respective classes of principal balance certificates in each YM Group in the following manner: (i) each class of principal balance certificates in such YM Group will be entitled to receive on each Distribution Date the portion of such yield maintenance charge in an amount equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of principal balance certificates on such Distribution Date and whose denominator is the total amount of principal distributed to all of the principal balance certificates in such YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates, and (z) the aggregate amount of such yield maintenance charge allocated to such YM Group and (ii) the portion of such yield maintenance charge allocated to such YM Group remaining after such distributions to the applicable classes of principal balance certificates, will be distributed to the class of Class X Certificates in such YM Group. If there is more than one class of principal balance certificates in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes, the aggregate amount of such yield maintenance charges will be allocated among all such classes of Principal Balance Certificates up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class R certificates. Instead, after the notional amounts of the Class X-A, Class X-B, Class X-D, Class X-F and Class X-G certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates have been reduced to zero, the Non-VRR Percentage of all prepayment premiums and yield maintenance charges with respect to mortgage loans allocated to the certificateholders will be distributed by the certificate administrator to holders of the Class J-RR certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A-1 to the Preliminary Prospectus. See also “Certain Legal Aspects of Mortgage Loans” in the Preliminary Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date. See also “Description of the Certificates—Allocation of Yield Maintenance Charges and Prepayment Premiums” in the Preliminary Prospectus.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances will the Base Interest Fraction be greater than one. If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero; provided that if such discount rate is greater than or equal to the mortgage loan rate on such mortgage loan, but less than the pass-through rate described in the preceding sentence, the Base Interest Fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

20

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums

and Yield Maintenance

Charges
(continued)	to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.
Non-Serviced Loans	The One Dag, Arizona Mills, The Pointe at Polaris, The Ritz Tower, 400 Arcola Road, NOVA Retail 2-Pack and Pismo Beach and Queenstown Premium Outlets mortgage loans are referred to in this Term Sheet as “non-serviced loans”. The non-serviced loans and related companion loans are being, or are expected to be, serviced and administered in accordance with, and all decisions, consents, waivers, approvals and other actions on the part of the holders of the non-serviced loans and the related companion loans will be, or are expected to be, effected in accordance with, the related Controlling PSA set forth under the “Whole Loan Summary” table above and the related co-lender agreement. Consequently, the servicing provisions set forth in this Term Sheet will generally not be applicable to the non-serviced loans, but instead such servicing and administration of the non-serviced loans will be governed by the related Controlling PSA and the related co-lender agreements. The Controlling PSA provides for servicing in a manner acceptable for rated transactions similar in nature to this securitization. The non-serviced loans are discussed further under “—Whole Loans” below.
Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan, and, with respect to each serviced mortgage loan and serviced whole loan, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related serviced mortgage loan or serviced whole loan, as applicable, and, in the case of P&I advances, subject to reduction in connection with any appraisal reduction amounts that may occur. Notwithstanding the foregoing, servicing advances for the non-serviced loans will be made by the parties of, and pursuant to, the applicable Controlling PSA (as discussed under “—Whole Loans” below).

A “serviced mortgage loan” is any mortgage loan other than a non-serviced mortgage loan.

Appraisal Reduction

Amounts	An appraisal reduction amount generally will be created with respect to a required appraisal loan (which is a serviced mortgage loan or serviced whole loan as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan. In general, any appraisal reduction amount calculated with respect to a whole loan will be allocated, first, to any related subordinate companion loan, up to its outstanding principal balance, and then, to the related mortgage loan and pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. In the case of any non-serviced loan, any appraisal reduction amounts will be calculated pursuant to, and by a party to, the related Controlling PSA (as discussed under “—Whole Loans” below). As a result of an appraisal reduction amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available to the VRR interest (to the extent of the VRR Percentage of the reduction in such P&I Advance), on the one hand, and to the most subordinate class of non-VRR certificates then-outstanding (i.e., first to the Class J-RR certificates, then to the Class G certificates, then to the Class F certificates, then to the Class E certificates, then to the Class D certificates, then to the Class C certificates, then to the Class B certificates, then to the Class A-S certificates, and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class X-D, Class X-F and Class X-G certificates). In general, a mortgage loan (or whole loan, if applicable) serviced under the pooling and servicing agreement for this transaction will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan (or whole loan, if applicable) to be a required appraisal loan.

At any time an appraisal is ordered with respect to a property that would result in an appraisal reduction amount with respect to a serviced mortgage loan or serviced whole loan, if applicable, that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Preliminary Prospectus.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) ordered under the pooling and servicing agreement for this transaction with respect to a mortgaged property are required to be no older than nine months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.
Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option,” instead defaulted loans will be sold in a process similar to the sale process for REO property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)
Cleanup Call	On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans and all property or the issuing entity’s interest therein acquired through exercise of remedies in respect of any mortgage loan at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate balances and notional amounts of all certificates senior to the Class F certificates have been reduced to zero, if the master servicer has received the payment specified in the pooling and servicing agreement from the holder (or holders acting unanimously) of the remaining certificates, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class R certificates) and the RR interest for the mortgage loans and each REO property remaining in the issuing entity.

Directing Holder /

Controlling Class

Representative	The “Directing Holder” will be, with respect to any mortgage loan (other than any non-serviced mortgage loan) and any mortgage loan for which the directing holder or controlling class representative is a borrower party) and any related serviced companion loan, the Controlling Class Representative.

The “Controlling Class Representative” will be the controlling class certificateholder (or its representative) selected by more than 50% of the controlling class certificateholders (by certificate balance). The controlling class is the most subordinate class of the Class J-RR certificates then-outstanding that has an outstanding certificate balance as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is equal to or greater than 25% of the initial certificate balance of that class of certificates. At any time when the most senior class of control eligible certificates is the controlling class, the majority controlling class certificateholder may elect under certain circumstances to opt-out from its rights under the pooling and servicing agreement. See “The Pooling and Servicing Agreement—The Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

On the Closing Date, (a) CMBS 4 Sub 17, LLC or its affiliate will purchase 75% of the Class J-RR certificates and (b) TH Holdco 1 (Cayman), L.P. or its affiliate is expected to purchase 25% of the Class J-RR certificates, and on the Closing Date, CMBS 4 Sub 17, LLC is expected to be appointed as the initial Controlling Class Representative.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)
Control/Consultation
Rights	The Directing Holder will have approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) for so long as no Control Termination Event exists. For so long as a Control Termination Event exists, but no Consultation Termination Event exists, the Directing Holder will have consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts).

Generally, a “Control Termination Event” will occur with respect to any mortgage loan and any related serviced companion loan, when there is no class of control eligible certificates that has an outstanding certificate balance, as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is at least equal to 25% of the initial certificate balance of that class of certificates.

So long as a Control Termination Event does not exist, the Directing Holder will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a serviced mortgage loan and any related serviced companion loan, and will also have the right to notice and to consent to certain material actions that would constitute major decisions that the master servicer or the special servicer plan on taking with respect to a serviced mortgage loan and any related serviced companion loan, subject to the servicing standard and other restrictions as described in the Preliminary Prospectus.

Generally, a “Consultation Termination Event” will occur with respect to any mortgage loan and any related serviced companion loan, when the there is no class of control eligible certificates that has an outstanding certificate balance, without regard to the application of any appraisal reductions amounts, that is at least equal to 25% of the initial certificate balance of that class of certificates.

Notwithstanding the foregoing, with respect to the non-serviced whole loans, so long as a Consultation Termination Event does not exist, the issuing entity will have consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding the non-serviced whole loans and the Controlling Class Representative will be entitled to exercise such consultation rights pursuant to the terms of the related co-lender agreement, and as described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

Risk Retention

Consultation Parties	Each VRR Interest Owner will have the right to appoint a risk retention consultation party. Except with respect to an excluded loan as to such parties, each risk retention consultation party will be entitled to consult with the special servicer with respect to certain material servicing actions as described in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)
Whole Loans	Each pari passu companion loan described below in this section “Whole Loans” is referred to in this Term Sheet as a “pari passu companion loan” and a “companion loan” and the subordinate companion loans (if any) described in this section “Whole Loans” is referred to in this Term Sheet as a “subordinate companion loan” and a “companion loan”. Each whole loan or companion loan below in this section “Whole Loans” is also referred to as a “serviced whole loan” or “serviced companion loan” at any time that the Controlling PSA is the Benchmark 2026-B44 pooling and servicing agreement (referred to as the “Benchmark 2026-B44 PSA” in this Term Sheet) and as a “non-serviced whole loan” or “non-serviced companion loan” at any time that the Controlling PSA is not the Benchmark 2026-B44 PSA. See “Whole Loan Summary” table above. Each mortgage loan and the related pari passu companion loans are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

Colorado Mills	Note	Control	Original Balance	Note Holder
	A-1	Yes	$30,000,000	Benchmark 2026-B44
	A-2	No	26,000,000	Benchmark 2026-B44
	A-3	No	2,500,000	GSBI(1)
	A-4	No	6,600,000	GSBI(1)
	A-5	No	10,000,000	Benchmark 2026-B44
	A-6	No	9,500,000	Benchmark 2026-B44
	A-7	No	4,500,000	Benchmark 2026-B44
	A-8	No	3,900,000	GACC(1)
Total			$93,000,000

(1)	Expected to be contributed to one or more future securitization trusts.
The Falls	Note	Control	Original Balance	Note Holder
	A-1	Yes	$50,000,000	Benchmark 2026-B44
	A-2	No	15,000,000	BMO 2026-C15
	A-3	No	10,000,000	BMO 2026-C15
	A-4	No	9,500,000	BMO 2026-C15
	A-5	No	35,000,000	BANK 2026-BNK52
	A-6	No	10,500,000	BANK 2026-BNK52
Total			$130,000,000

One Dag	Note	Control	Original Balance	Note Holder
	A-1	Yes	$74,900,000	BANK 2026-BNK52
	A-2-1	No	30,100,000	Benchmark 2026-B44
	A-2-2	No	30,000,000	MSBAM 2026-C36
	A-3-1	No	30,000,000	BMO 2026-C15
	A-3-2	No	10,000,000	Benchmark 2026-B44
Total			$175,000,000

Arizona Mills	Note	Control	Original Balance	Note Holder
	A-1	Yes	$40,000,000	BMO 2026-C15
	A-2	No	20,000,000	BMO 2026-C15
	A-3	No	20,000,000	Benchmark 2026-B44
	A-4-1	No	5,500,000	Benchmark 2026-B44
	A-4-2	No	4,500,000	BMO 2026-C15
	A-5	No	15,000,000	MSBAM 2026-C36
	A-6-1	No	5,000,000	MSBAM 2026-C36
	A-6-2	No	2,500,000	Benchmark 2026-B44
	A-7	No	15,000,000	MSBAM 2026-C36
	A-8	No	7,500,000	BMO 2026-C15
Total			$135,000,000
The Pointe at Polaris	Note	Control	Original Balance	Note Holder
	A-1	Yes	$25,000,000	BMO 2026-C15
	A-2	No	15,500,000	Benchmark 2026-B44
Total			$40,500,000

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Whole Loans
(continued)

The Ritz Tower	Note	Control	Original Balance	Note Holder
	A-1	Yes	$23,000,000	BMO 2026-C15
	A-2	No	15,000,000	Benchmark 2026-B44
Total			$38,000,000

400 Arcola Road	Note	Control	Original Balance	Note Holder
	A-1	Yes	$60,000,000	Benchmark 2026-V21
	A-2	No	30,000,000	Benchmark 2026-V21
	A-3-1	No	25,000,000	GSBI(1)
	A-3-2	No	10,000,000	BMO 2026-5C16
	A-4-1	No	5,000,000	Benchmark 2026-V24
	A-4-2	No	10,000,000	Benchmark 2026-B44
	A-5	No	10,000,000	Benchmark 2026-V22
Total			$150,000,000

(1)	Expected to be contributed to one or more future securitization trusts.
NOVA Retail 2-Pack	Note	Control	Original Balance	Note Holder
	A-1-1	Yes	$58,000,000	WFCM 2026-C66
	A-1-2	No	12,000,000	JPMCB(1)
	A-2	No	20,000,000	JPMCB(1)
	A-3-1	No	10,750,000	Benchmark 2026-B43
	A-3-2	No	8,000,000	Benchmark 2026-B44
	A-4	No	18,750,000	Benchmark 2026-B43
	A-5	No	18,750,000	Benchmark 2026-B43
	A-6	No	18,750,000	Benchmark 2026-B43
Total			$165,000,000

(1)	Expected to be contributed to one or more future securitization trusts.

Pismo Beach and Queenstown Premium Outlets	Note	Control	Original Balance	Note Holder
	A-1	Yes	$70,000,000	MSBAM 2026-C36
	A-2	No	5,000,000	Benchmark 2026-B44
Total			$75,000,000

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Servicing Standard	Each of the serviced mortgage loans and serviced whole loans will be serviced by the master servicer and the special servicer pursuant to the terms of the Benchmark 2026-B44 PSA. In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders and the RR Interest Owner (and, in the case of a serviced whole loan, the holder(s) of the related serviced companion loan(s)) as a collective whole as if such certificateholders and the RR Interest Owner (and, if applicable, such companion loan holder), constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)). The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure) in accordance with the Mortgage Loan documents or, in the event the Mortgage Loan documents are silent, by using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:

(a)	for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and
(b)	for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal) of the related mortgaged property.

Termination of

Special Servicer	Except as limited by certain conditions described in the Preliminary Prospectus and subject to the rights of the holder of any related Companion Loan under the related Co-Lender Agreement, prior to the occurrence and continuance of a Control Termination Event, the Directing Holder may replace the special servicer, with or without cause, at any time.

If at any time a Control Termination Event is continuing, the holders of the principal balance certificates and the Class RR certificates may generally replace the special servicer without cause, as described in this paragraph. The holders of at least 25% of the voting rights of the principal balance certificates and the Class RR certificates may request a vote to replace the special servicer (other than with respect to a non-serviced whole loan). The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of principal balance certificates and Class RR certificates evidencing (a) at least 75% of a Quorum, or (b) more than 50% of the aggregate voting rights of each class of Non-Reduced Interests vote affirmatively to so replace the special servicer.

A “Quorum” means, in connection with any solicitation of votes in connection with the replacement of the special servicer described above or the asset representations reviewer described below, the holders of voting rights evidencing at least 75% of the aggregate voting rights (taking into account the application of realized losses and, other than with respect to the termination of the asset representations reviewer, the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) of all principal balance certificates and Class RR certificates on an aggregate basis.

If at any time the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, and (2) the replacement of the special servicer would be in the best interest of the certificateholders and the RR Interest Owner as a collective whole, the operating advisor will be have the right to recommend the replacement of the special servicer. The operating advisor’s recommendation to replace the special servicer must be confirmed within 180 days after the notice is posted to the certificate administrator’s website by an affirmative vote of holders of certificates representing at least a majority of the voting rights (taking into account the application of appraisal reduction amounts to notionally reduce the respective certificate balances) of all principal balance certificates and Class RR certificates whose holders voted on the matter; provided that holders of principal balance certificates and Class RR certificates that so voted on the matter (i) hold principal balance certificates and Class RR certificates representing at least 20% of the aggregate voting rights (taking into account the application of any appraisal reduction amounts to notionally reduce the respective certificate balances) of all principal balance certificates and Class RR certificates on an aggregate basis and (ii) consist of at least three certificateholders or certificate owners that are not risk retention affiliated with each other.

If the special servicer obtains knowledge that it has become a “borrower party” (as described in the Preliminary Prospectus) with respect to a mortgage loan or whole loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan or whole loan. Subject to certain limitations described in the Preliminary Prospectus, the applicable Directing Holder (so long as it is not itself a borrower party and so long as no Control Termination Event has occurred and is continuing) will be entitled to appoint a replacement special servicer for that mortgage loan or whole loan. If the Directing Holder is precluded from appointing a replacement special servicer, a replacement special servicer will be appointed in the manner specified in the Benchmark 2026-B44 PSA.

Servicing Compensation	Modification Fees: With respect to the serviced mortgage loans and serviced companion loans certain fees resulting from modifications, extensions, amendments, waivers or other changes to the terms of the loan documents, as more

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Servicing Compensation

(continued)	fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers) or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding, in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future. Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or the special servicer. Within any prior 12 month period, all excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan (or modified whole loan, if applicable).

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related serviced mortgage loan but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses that are still outstanding on the related serviced mortgage loan, and any excess received with respect to a serviced mortgage loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced mortgage loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a liquidation fee of $1,000,000, for each serviced mortgage loan that is a specially serviced loan and any REO property and, in certain circumstances, each serviced mortgage loan that is not a specially serviced mortgage loan, subject in any case to a minimum liquidation fee of $25,000. For any serviced mortgage loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced mortgage loan within 90 days of the maturity default.

Operating Advisor	The operating advisor will have access to any final asset status report and information available with respect to the transaction on the certificate administrator’s website and will have certain monitoring responsibilities on behalf of the entire issuing entity. During the continuance of an Operating Advisor Consultation Event, the operating advisor will be required to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, the RR Interest Owner and, in the case of a serviced whole loan, the related companion loan holder(s), as a collective whole, as if those certificateholders, the RR Interest Owner and, if applicable, such companion loan holder(s) constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)).

The operating advisor will be subject to termination without cause if the holders of at least 15% of the voting rights of Non-Reduced Interests vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Interests that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Interests have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

An “Operating Advisor Consultation Event” will occur when either (i) the aggregate certificate balance of the HRR Certificates (taking into account the application of any cumulative appraisal reduction amounts to notionally reduce the certificate balance of any class of the HRR Certificates) is 25% or less of the initial aggregate Certificate Balance of the HRR Certificates or (ii) with respect to any mortgage loan or serviced whole loan, a control termination event has occurred and is continuing (or a Control Termination Event would occur and be continuing if not for the last proviso in the definition thereof).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

27

STRUCTURAL OVERVIEW (continued)

Asset Representations

Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. The specified delinquency threshold will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period are delinquent loans or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the outstanding certificate balance of such delinquent loans in the aggregate constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period. The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of holders evidencing not less than 25% of the voting rights (taking into account realized losses, but without regard to the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice to all certificateholders and the asset representations reviewer of such request by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the written direction of holders of voting rights evidencing more than 75% of a Quorum, the Trustee will terminate all of the rights and obligations of the asset representations reviewer under the pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

Dispute Resolution

Provisions	Each mortgage loan seller will be subject to the dispute resolution provisions set forth in the pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by such mortgage loan seller and such mortgage loan seller will be obligated under the mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result. Generally, in the event that a repurchase request as described in the Preliminary Prospectus is not “Resolved” within 180 days after the related mortgage loan seller receives such repurchase request, then the enforcing servicer will be required to send a notice to the initial requesting holder (if any) indicating the enforcing servicer’s intended course of action with respect to the repurchase request. If (a) the enforcing servicer’s intended course of action with respect to the repurchase request does not involve pursuing further action to exercise rights against the related mortgage loan seller with respect to the repurchase request and the initial requesting holder, if any, or any other certificateholder or certificate owner wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the repurchase request but the initial requesting holder, if any, or any other certificateholder or certificate owner does not agree with the dispute resolution method selected by the enforcing servicer, then the initial requesting holder, if any, or such other certificateholder or certificate owner may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration.

“Resolved” means, with respect to a repurchase request, (i) that the related material defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the related mortgage loan seller made the loss of value payment, (v) a contractually binding agreement is entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles such mortgage loan seller’s obligations under the mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the pooling and servicing agreement. See “Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:

—all special notices delivered.

—summaries of final asset status reports.

—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.

—an “Investor Q&A Forum” and a voluntary investor registry.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

28

CERTAIN DEFINITIONS
■	“ADR”: For any hospitality property, average daily rate.
■	“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than seven months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state a “prospective value upon stabilization”, “prospective market value at completion”, or similar value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property. With respect to a mortgage loan secured by the portfolio of mortgaged properties, the Appraised Value represents the “as-is” value for the portfolio of mortgaged properties as a collective whole, which may be higher than the aggregate of the “as-is” appraised value of the individual mortgaged properties. Unless otherwise indicated in the definition of “Cut-off Date LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus, the Cut-off Date LTV Ratio is calculated using the “as-is” Appraised Value. For purposes of calculating the Maturity Date LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date LTV Ratio.
■	“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.
■	“CBD”: Central business district.
■	“FF&E”: Furniture, fixtures and equipment.
■	“GLA”: Gross leasable area.
■	“Hard Lockbox”: An account controlled by the lender into which the borrower is required to direct the tenants to pay rents directly. Hospitality properties and multifamily properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.
■	“MSA”: Metropolitan statistical area.
■	“Non-Reduced Interests”: Each class of certificates (other than Class R or Class X certificates) that has an outstanding certificate balance, as may be notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to that class of certificates, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.
■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.
■	“Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units or pads in the property that is owned by the related borrower. In some cases Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date; assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed; assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material and/or assumptions regarding the re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.
■	“RevPAR”: With respect to any hospitality property, revenues per available room.
■	“SF”: Square Feet or Square Foot.
■	“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality properties and multifamily properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.
■	“Soft Springing Hard Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default or one or more specified trigger events under the loan documents, at which time the lockbox account converts to a Hard Lockbox.
■	“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default or one or more specified trigger events under the loan documents.
■	“TRIPRA”: The Terrorism Risk Insurance Program Reauthorization Act of 2019.
■	“TTM”: Trailing twelve months.
■	“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.
■	“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

29

CERTAIN DEFINITIONS (continued)
■	“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan adjusted for specific property, tenant and market considerations. Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.
■	“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material, and in certain cases contractual rent increases generally within 12 months past the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental and self storage properties, the related originator generally either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases during the term of the related mortgage loan, Underwritten Revenues were based on the weighted average rent over the term of the mortgage loan. In certain cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

30

Retail – Super Regional Mall 14500 West Colfax Avenue Lakewood, CO 80401	Collateral Asset Summary – Loan No. 1 Colorado Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 41.3% 2.90x 21.2%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

31

Retail – Super Regional Mall 14500 West Colfax Avenue Lakewood, CO 80401	Collateral Asset Summary – Loan No. 1 Colorado Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 41.3% 2.90x 21.2%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

32

Retail – Super Regional Mall 14500 West Colfax Avenue Lakewood, CO 80401	Collateral Asset Summary – Loan No. 1 Colorado Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 41.3% 2.90x 21.2%
Mortgage Loan Information		Property Information
Loan Sellers:	GSMC, GACC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Retail - Super Regional Mall
Borrower Sponsor(s):	Simon Property Group, L.P.	Collateral:	Fee
Borrower(s):	Colorado Mills Limited Partnership	Location:	Lakewood, CO
Original Balance(1):	$80,000,000	Year Built / Renovated:	2002 / 2017
Cut-off Date Balance(1):	$80,000,000	Property Management:	Simon Management Associates II, LLC (borrower-affiliated)
% by Initial UPB:	9.9%	Size:	911,906 SF
Interest Rate:	6.84400%	Appraised Value / Per SF(3):	$225,000,000 / $247
Note Date:	October 21, 2026	Appraisal Date:	April 1, 2027
Original Term:	120 months	Occupancy(4):	98.0% (as of August 31, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	88.0%
Original Amortization:	NAP	Underwritten NOI:	$19,711,214
Interest Only Period:	120 months	Underwritten NCF:	$18,714,021
First Payment Date:	December 1, 2026
Maturity Date:	November 1, 2036	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI:	$18,672,199 (TTM July 31, 2026)
Additional Debt Balance(1):	$13,000,000	2025 NOI:	$17,411,696
Call Protection(2):	L(24),D(89),O(7)	2024 NOI:	$16,308,951
Lockbox / Cash Management:	Hard / Springing	2023 NOI:	$17,061,447

Reserves(5)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$102
Taxes:	$0	Springing	NAP	Maturity Date Loan / SF:	$102
Insurance:	$0	Springing	NAP	Cut-off Date LTV(6):	41.3%
Replacement Reserves:	$0	Springing	NAP	Maturity Date LTV(6):	41.3%
Rollover Reserve:	$0	Springing	NAP	UW NOI DY:	21.2%
Unfunded Tenant Improvements Reserve:	$2,464,526	$0	NAP	UW NCF DSCR:	2.90x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$93,000,000	100.0%	Loan Payoff	$84,130,524	90.5%
			Principal Equity Distribution	5,319,439	5.7
			Upfront Reserves	2,464,526	2.7
			Closing Costs	1,085,511	1.2
Total Sources	$93,000,000	100.0%	Total Uses	$93,000,000	100.0%
(1)	The Colorado Mills Mortgage Loan (as defined below) is part of the Colorado Mills Whole Loan (as defined below) evidenced by eight pari passu promissory notes with an aggregate original principal balance of $93,000,000. The Financial Information above is based on the Colorado Mills Whole Loan.
(2)	Defeasance of the Colorado Mills Whole Loan is permitted at any time after the earlier to occur of (a) the expiration of the two-year period commencing with the “startup day” of the REMIC trust that holds the portion of the Colorado Mills Whole Loan last to be securitized (“REMIC Prohibition Period”), and (b) November 1, 2029 (“Permitted Release Date”). If the Permitted Release Date has occurred but the expiration of the REMIC Prohibition Period has not occurred, the borrower can prepay the debt in whole, but not in part, provided no event of default exists, with the simultaneous payment of the yield maintenance premium and the contemporaneous defeasance of any portion of the Colorado Mills Whole Loan that has been securitized for more than two years from the applicable REMIC trust startup day. The assumed lockout period of 24 payments is based on the expected Benchmark 2026-B44 securitization trust closing date in November 2026. The actual lockout period may be longer.
(3)	Appraised Value is based on the As Stabilized appraised value as of April 1, 2027, which assumes completion of tenant buildouts and achievement of physical and economic stabilization. The appraisal determined an “as-is” market value of $218,000,000 as of September 3, 2026.
(4)	Occupancy includes temporary tenants. Without temporary tenants, occupancy would be 89.4%.
(5)	See “Initial and Ongoing Reserves” below for further discussion of reserve requirements.
(6)	Based on Colorado Mills Whole Loan and As Stabilized appraised value. The Cut-off Date LTV and Maturity Date LTV are both 42.7% based on the as-is appraised value and 41.3% based on the as-stabilized appraised value.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

33

Retail – Super Regional Mall 14500 West Colfax Avenue Lakewood, CO 80401	Collateral Asset Summary – Loan No. 1 Colorado Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 41.3% 2.90x 21.2%

The Loan. The largest mortgage loan (the “Colorado Mills Mortgage Loan”) is part of a whole loan (the “Colorado Mills Whole Loan”) secured by the borrower’s fee simple interest in a 911,906 SF retail property located in Lakewood, Colorado (the “Colorado Mills Property”). The Colorado Mills Whole Loan is evidenced by eight pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $93,000,000. The Colorado Mills Whole Loan was co-originated by Goldman Sachs Bank USA (“GSBI”) and German American Capital Corporation (“GACC”) on October 21, 2026. The Colorado Mills Mortgage Loan is evidenced by the controlling Note A-1 and non-controlling Note A-2 contributed by Goldman Sachs Mortgage Company, and the non-controlling Notes A-5, A-6, and A-7, contributed by GACC, with an aggregate outstanding principal balance as of the Cut-off Date of $80,000,000. The Colorado Mills Whole Loan has a 10-year term and accrues interest at a per annum rate of 6.84400% on an Actual/360 basis. The scheduled maturity date of the Colorado Mills Whole Loan is November 1, 2036.

The relationship between the holders of the Colorado Mills Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The Colorado Mills Whole Loan will be serviced under the pooling and servicing agreement for the Benchmark 2026-B44 securitization trust. See “Pooling and Servicing Agreement” in the Preliminary Prospectus.

The table below identifies the promissory notes that comprise the Colorado Mills Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$30,000,000	$30,000,000	Benchmark 2026-B44	Yes
A-2	$26,000,000	$26,000,000	Benchmark 2026-B44	No
A-3(1)	$2,500,000	$2,500,000	GSBI	No
A-4(1)	$6,600,000	$6,600,000	GSBI	No
A-5	$10,000,000	$10,000,000	Benchmark 2026-B44	No
A-6	$9,500,000	$9,500,000	Benchmark 2026-B44	No
A-7	$4,500,000	$4,500,000	Benchmark 2026-B44	No
A-8(1)	$3,900,000	$3,900,000	GACC	No
Whole Loan	$93,000,000	$93,000,000
(1)	Expected to be contributed to one or more future securitization transactions.

The Property. The Colorado Mills Property is a one-story, 911,906 SF enclosed super regional mall located in Lakewood, Colorado, approximately 10 miles west of downtown Denver. Built in 2002, and completely renovated in 2017, the Colorado Mills Property is shadow anchored by an attached, non-collateral Target and is anchored by United Artists Theatre, Burlington, Dick’s Clothing & Sporting Goods, Slick City, 2nd & Charles Buy, Sell, Trade, Arhaus The Loft, H&M, and Round One. The Colorado Mills Property also includes a four-level, above-grade parking structure with 819 spaces. As of August 31, 2026, the Colorado Mills Property was 98.0% occupied, including temporary tenants. Without temporary tenants, occupancy would be 89.4%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

34

Retail – Super Regional Mall 14500 West Colfax Avenue Lakewood, CO 80401	Collateral Asset Summary – Loan No. 1 Colorado Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 41.3% 2.90x 21.2%

The following tables presents certain information relating to the historical tenant sales at the Colorado Mills Property:

Sales Performance History(1)
Sales	2023	2024	2025	2025 PSF(2)
Gross Property Sales	$162,734,489	$176,305,696	$191,653,116	$270
Sales (< 10,000 SF)(3)	$107,169,994	$115,870,863	$131,994,685	$362
Sales (> 10,000 SF)(3)(4)	$55,564,495	$60,434,833	$59,658,431	$172
Major Tenants(5)	$61,587,259	$61,580,934	$65,924,292	$256
(1)	Sales provided in rent roll dated August 31, 2026.
(2)	2025 PSF reflects only tenants for which sales are reported.
(3)	Includes sales of all tenants based on SF.
(4)	Yard House occupies 10,000 square feet and is included in Sales (> 10,000 SF).
(5)	Major Tenants represent the top 10 tenants based on U/W Base Rent.

Sales Performance History(1)
Tenant Name	SF	2023	2024	2025	2025 PSF / Occ. Cost(2)
United Artists Theatre	82,451	$4,823,861	$4,054,657	$3,927,733	$48 / 24.2%
Off Broadway Shoes	23,051	$6,408,747	$5,414,020	$4,941,252	$214 / 17.7%
Dick's Clothing & Sporting Goods	43,659	$11,288,376	$11,303,711	$11,318,483	$259 / 7.4%
Round One	21,492	$0	$0	$0	$0 / 0.0%
Lego Factory Outlet	4,846	$7,028,918	$7,795,561	$7,594,631	$1567 / 8.2%
Burlington	63,145	$11,224,735	$11,999,299	$11,704,849	$185 / 4.7%
Nike Factory Store	16,543	$9,917,365	$9,782,621	$9,515,967	$575 / 4.4%
The Cheesecake Factory	8,584	$0	$0	$5,997,035	$699 / 6.7%
Yard House	10,000	$7,590,072	$7,795,601	$7,573,089	$757 / 5.1%
Levi's Outlet	5,377	$3,305,185	$3,435,464	$3,351,253	$623 / 11.1%
(1)	All sales information presented above is based upon information provided by the borrower sponsor. Further, because sales are self-reported by the tenant, such information is not independently verified by the borrower sponsor. Not all tenants are required to report sales.
(2)	Occupancy Cost is calculated based on contractual in-place rent divided by gross sales.

Major Tenants. The three largest tenants based on underwritten base rent at the Colorado Mills Property are United Artists Theatre, Off Broadway Shoes, and Dick’s Clothing & Sporting Goods.

United Artists Theatre (82,451 square feet, 9.0% of net rentable area, 5.5% of underwritten base rent): United Artists Theatre is a premier movie exhibition venue (part of Regal / Cineworld Group) known for immersive cinematic experiences, stadium seating, and premium viewing formats. United Artists Theatre has been a tenant at the Colorado Mills Property since January 2002 and has a lease expiration of December 31, 2032, with two five-year renewal options remaining.

Off Broadway Shoes (23,051 square feet, 2.5% of net rentable area, 5.0% of underwritten base rent): Off Broadway Shoes is a large-format specialty footwear retailer known for an expansive selection of brand-name shoes. Off Broadway Shoes has been a tenant of the Colorado Mills Property since February 2002 and has a lease expiration of January 31, 2029, with no renewal options.

Dick’s Clothing & Sporting Goods (43,659 square feet, 4.8% of net rentable area, 4.8% of underwritten base rent): Dick's Clothing & Sporting Goods is an omni-channel sports and outdoor retailer known for athletic equipment and leading activewear brands. Stores typically offer seasonal sporting goods, athletic apparel, specialized performance footwear, and outdoor gear. Dick’s Clothing & Sporting Goods has been a tenant at the Colorado Mills Property since January 2002 and has a lease expiration of January 31, 2028, with three five-year renewal options remaining.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

35

Retail – Super Regional Mall 14500 West Colfax Avenue Lakewood, CO 80401	Collateral Asset Summary – Loan No. 1 Colorado Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 41.3% 2.90x 21.2%

The following table presents certain information relating to the largest tenants at the Colorado Mills Property by underwritten base rent:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Total U/W Base Rent	Lease Expiration	Renewal Option (Y/N)(3)	Termination Option (Y/N)(3)
United Artists Theatre	NR/NR/NR	82,451	9.0%	$952,309	$11.55	5.5%	12/31/2032	2 x 5 year	N
Off Broadway Shoes	NR/NR/NR	23,051	2.5%	$873,752	$37.91	5.0%	1/31/2029	N	N
Dick's Clothing & Sporting Goods	Baa2/BBB/NR	43,659	4.8%	$838,253	$19.20	4.8%	1/31/2028	3 x 5 year	N
Round One	NR/NR/NR	21,492	2.4%	$780,000	$36.29	4.5%	5/31/2036	2 x 5 year	Y(4)
Lego Factory Outlet	NR/NR/NR	4,846	0.5%	$645,213	$133.14	3.7%	3/31/2030	N	Y(5)
Burlington	NR/BB+/NR	63,145	6.9%	$552,519	$8.75	3.2%	1/31/2031	1 x 5 year	N
Nike Factory Store	A2/A+/NR	16,543	1.8%	$418,538	$25.30	2.4%	5/31/2030	1 x 5 year	Y(6)
The Cheesecake Factory	NR/NR/NR	8,584	0.9%	$404,736	$47.15	2.3%	1/31/2046	2 x 5 year	N
Yard House	Baa2/BBB/BBB	10,000	1.1%	$385,000	$38.50	2.2%	7/31/2028	2 x 5 year	N
Levi's Outlet	Ba2/BB+/BBB-	5,377	0.6%	$377,981	$70.30	2.2%	1/31/2031	N	Y(7)
Major Tenants Subtotal / Wtd. Avg.		279,148	30.6%	$6,228,300	$22.31	35.7%
Remaining Total / Wtd. Avg.		535,664	58.7%	$11,194,270	$20.90	64.3%
Occupied Collateral Total / Wtd. Avg.		814,812	89.4%(8)	$17,422,570	$21.38	100.0%
Vacant Space		97,094	10.6%
Collateral Total		911,906	100.0%

(1)	Based on the underwritten rent roll dated as of August 31, 2026, inclusive of contractual rent steps through October 2027.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	Certain tenants may have termination, contraction or renewal options (which may become exercisable prior to the originally stated expiration date of the tenant lease) with respect to certain tenants’ leased storage space that are not considered in the above Tenant Summary.
(4)	Round One may terminate its lease if adjusted gross sales during 2030 are less than $2,650,000, subject to certain notice and repayment requirements.
(5)	Lego Factory Outlet may terminate its lease if the landlord elects to relocate the premises and the proposed relocation premises are unacceptable to Lego Factory Outlet, subject to the terms and conditions set forth in the lease.
(6)	Following an operating co-tenancy failure, Nike Factory Store may terminate its lease upon 120 days’ prior written notice after paying alternate rent for 15 consecutive months, subject to the terms and conditions set forth in the lease.
(7)	Following an operating co-tenancy failure continuing for 180 consecutive days, Levi's Outlet may pay alternate rent and, following payment of alternate rent for 12 consecutive months, may terminate its lease within the subsequent 60-day period upon 30 days’ prior written notice to landlord.
(8)	The August 31, 2026 rent roll considers 83,421 SF occupied by temporary tenants as vacant. Including such space as occupied, occupancy would be 98.0%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

36

Retail – Super Regional Mall 14500 West Colfax Avenue Lakewood, CO 80401	Collateral Asset Summary – Loan No. 1 Colorado Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 41.3% 2.90x 21.2%

The following table presents certain information relating to the lease rollover schedule at the Colorado Mills Property, based on the initial lease expiration dates:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA(3)	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2026 & MTM	15,214	1.7%	1.7%	$467,735	2.7%	$30.74	5
2027	131,959	14.5%	16.1%	$1,960,018	11.2%	$14.85	26
2028	146,392	16.1%	32.2%	$3,454,365	19.8%	$23.60	23
2029	131,015	14.4%	46.6%	$3,079,419	17.7%	$23.50	25
2030	46,562	5.1%	51.7%	$1,727,565	9.9%	$37.10	10
2031	135,518	14.9%	66.5%	$2,298,345	13.2%	$16.96	19
2032	126,316	13.9%	80.4%	$1,448,634	8.3%	$11.47	4
2033	3,378	0.4%	80.7%	$190,863	1.1%	$56.50	3
2034	13,903	1.5%	82.3%	$787,212	4.5%	$56.62	5
2035	6,203	0.7%	83.0%	$99,140	0.6%	$15.98	2
2036	22,613	2.5%	85.4%	$860,891	4.9%	$38.07	2
2037 & Thereafter	35,739	3.9%	89.4%	$1,048,383	6.0%	$29.33	25
Vacant	97,094	10.6%	100.0%	NAP	NAP	NAP	NAP
Total/Wtd. Avg.	911,906	100.0%	100.0%	$17,422,570	100.0%	$21.38	149
(1)	Based on underwritten rent roll dated as of August 31, 2026, inclusive of contractual rent steps through October 2027.
(2)	Certain tenants may have termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Rollover Schedule.
(3)	Gross leasable area includes temporary tenants.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

37

Retail – Super Regional Mall 14500 West Colfax Avenue Lakewood, CO 80401	Collateral Asset Summary – Loan No. 1 Colorado Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 41.3% 2.90x 21.2%

The following table presents certain information relating to the historical and underwritten cash flows of the Colorado Mills Property:

Cash Flow Analysis
	2023	2024	2025	TTM 7/31/2026	UW	UW Per SF
Base Rent(1)	$16,052,669	$16,608,729	$17,036,241	$17,293,069	$18,581,680	$20.38
Overage / Percentage Rent	2,104,059	1,292,286	1,548,825	1,731,630	854,661	$0.94
Kiosks/ Temporary/ Specialty	2,766,433	2,729,957	2,929,591	3,022,445	2,940,119	$3.22
Other Rental Revenue	204,555	224,175	222,420	239,171	231,583	$0.25
Commercial Reimbursement Income	8,296,998	7,331,547	7,169,582	7,805,530	8,724,317	$9.57
Market Revenue from Vacant Units	0	0	0	0	4,299,174	$4.71
Promo Fund Reimbursement Revenue	359,413	382,725	458,245	517,768	399,838	$0.44
Other Revenue	260,267	221,515	221,746	229,344	182,561	$0.20
Gross Potential Income	$30,044,394	$28,790,934	$29,586,650	$30,838,957	$36,213,933	$39.71
Vacancy & Commercial Credit Loss	62,435	(165,051)	(99,486)	(124,430)	(4,352,052)	$4.77
Effective Gross Income	$30,106,829	$28,625,883	$29,487,164	$30,714,527	$31,861,881	$34.94
Real Estate Taxes	5,817,274	4,538,160	4,009,876	3,971,921	4,078,067	4.47
Insurance	1,198,272	1,451,400	1,654,068	1,625,510	1,543,338	1.69
Other Expenses	6,029,836	6,327,372	6,411,524	6,444,897	6,529,262	$7.16
Total Expenses	$13,045,382	$12,316,932	$12,075,468	$12,042,328	$12,150,667	$13.32
Net Operating Income	$17,061,447	$16,308,951	$17,411,696	$18,672,199	$19,711,214	$21.62
Capital Expenditures	0	0	0	0	182,381	$0.20
TI/LC	0	0	0	0	814,812	$0.89
Net Cash Flow	$17,061,447	$16,308,951	$17,411,696	$18,672,199	$18,714,021	$20.52

Occupancy(2)	87.2%	87.8%	89.6%	87.8%	88.0%
NOI Debt Yield(3)	18.3%	17.5%	18.7%	20.1%	21.2%
NCF DSCR(3)	2.64x	2.53x	2.70x	2.89x	2.90x
(1)	Based on the in-place rent roll as of August 2026 with contractual rent steps through October 2027. Includes % in Lieu revenue based on July 2026 TTM sales which was $1,159,110.
(2)	Historical occupancy reflects physical occupancy; UW occupancy is based on economic occupancy.
(3)	NOI Debt Yield and NCF DSCR are based on the Colorado Mills Whole Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

38

Retail – Super Regional Mall 14500 West Colfax Avenue Lakewood, CO 80401	Collateral Asset Summary – Loan No. 1 Colorado Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 41.3% 2.90x 21.2%

Appraisal. The appraisal determined an “as-is” market value of $218,000,000 as of September 3, 2026, for the Colorado Mills Property. The “as-stabilized” appraised value is $225,000,000 as of April 1, 2027, and reflects the anticipated value of the Colorado Mills Property upon completion of tenant buildouts and achievement of physical and economic stabilization.

Appraisal Valuation Summary(1)
Property	Appraised Value	Capitalization Rate
Colorado Mills	$225,000,000	8.50%
(1)	Source: Appraisal. Represents the stabilized value.

Environmental Matters. According to the Phase I environmental report dated September 16, 2026, there were no recognized environmental conditions at the Colorado Mills Property.

The Market. The Colorado Mills Property is located in the western suburbs of the Denver Metro Area within a suburban market characterized by a growing population. The surrounding area includes large regional shopping centers, freestanding and strip retail centers, low-rise office and flex properties, hotels, and multifamily developments. The Simon-owned Denver West Village mall is adjacent to the Colorado Mills Property. Major employers in the Denver Metro include but are not limited to Denver International Airport, UCHealth, and Lockheed Martin. The Colorado Mills Property benefits from its location within an established suburban area supported by a diverse employment base, including retail, construction, government, and other service-oriented industries.

According to the appraisal, the 2026 population within a 1-, 3- and 5- mile radius of the Colorado Mills Property is 6,070, 68,100, and 186,993, respectively. The average 2026 household income within the same radii is $159,159, $142,686, and $147,737 respectively.

According to the appraisal, the Colorado Mills Property is located within the West submarket of the Denver Metro retail market. As of the second quarter of 2026, the Denver Metro market and West submarket contained approximately 158.9 million square feet and 24.9 million square feet of retail inventory, respectively, with vacancy rates of 4.6% and 5.1% and average triple net asking rents of $21.01 and $20.08 per square foot, respectively.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

39

Retail – Super Regional Mall 14500 West Colfax Avenue Lakewood, CO 80401	Collateral Asset Summary – Loan No. 1 Colorado Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 41.3% 2.90x 21.2%

The table below sets forth certain information regarding competitive retail centers:

Competitive Retail Center Summary(1)
Property / Location	Year Built / Renovated or Expanded	Total NRA (SF)	Occupancy	Distance to Subject	Inline Sales PSF	Anchor Tenants
Colorado Mills Lakewood, CO	2002 / 2017	911,906(2)	98.0%(2)(3)	NAP	$359(4)	United Artists Theatre, Off Broadway Shoes, Dick’s Clothing & Sporting Goods, Round One, 2nd and Charles, Buy, Sell, Trade, Arhaus The Loft, H&M, and Burlington
Annapolis Mall Annapolis, MD	1980 / 2026	998,756	85.0%	1,716.0 miles	$505	NAV
Crabtree Valley Mall Raleigh, NC	1972 / 2003	1,147,631	87.0%	1,676.0 miles	$615	NAV
The Oaks Thousand Oaks, CA	1978 / 2015	789,854	79.0%	1,043.0 miles	$654	NAV
Lakewood Center Lakewood, CA	1952 / 2012	1,388,670	95.0%	1,011.0 miles	$457	NAV
Westfield Brandon Town Center Brandon, FL	1995 / 2007	659,811	84.0%	1,868.0 miles	$705	NAV
The Orchard Town Center Westminister, CO	2006 / NAP	685,852	84.0%	24.7 miles	NAV	JC Penney, AMC Orchard-12, Ross Dress for Less, Nordstrom Rack, Marshall’s, Staples, Off Broadway Shoes, Old Navy, Dollar Tree, and Ulta
Belmar Lakewood, CO	2004 / NAP	780,000	78.0%	6.9 miles	NAV	Dick’s, Whole Foods, Century Theaters-16, Belmar, Hobby Lobby, Nordstrom Rack, BestBuy, DSW, Staples, and Party City
(1)	Information obtained from the appraisal, unless otherwise specified.
(2)	Based on the underwritten rent roll dated as of August 2026.
(3)	Occupancy includes temporary tenants. Without temporary tenants, occupancy would be 89.4%.
(4)	Inline Sales PSF are derived utilizing 2025 sales and total square feet of tenants reporting sales per the August 2026 rent roll.

The Borrower and the Borrower Sponsor. The borrower is Colorado Mills Limited Partnership, a Delaware limited partnership and special purpose entity, with a general partner that is required to maintain two independent managers. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Colorado Mills Whole Loan. The borrower sponsor and non-recourse carveout guarantor is Simon Property Group, L.P. (“Simon”). Simon is a real estate investment trust engaged in the ownership of shopping, dining, entertainment and mixed-use destinations across North America, Europe and Asia. Simon’s portfolio consists of more than 250 properties and 3,000 brands, with locations across the top 25 U.S. markets based on population.   Simon or an affiliate is also a borrower sponsor under the Arizona Mills, The Falls, and Pismo Beach and Queenstown Premium Outlets mortgage loans being contributed to the Benchmark 2026-B44 securitization.

Property Management. The Colorado Mills Property is managed by Simon Management Associates II, LLC, an affiliate of the borrower sponsor.

Initial and Ongoing Reserves. At origination of the Colorado Mills Whole Loan, the borrower deposited approximately $2,464,526 for outstanding tenant improvements and leasing commissions.

Tax Escrows – During a Lockbox Event Period (as defined below), if (x) any taxes and other charges are not paid by the borrower prior to the assessment of any penalty for late payment and prior to the date that such taxes and other charges become delinquent, or (y) upon request of the lender, the borrower fails to promptly provide evidence reasonably satisfactory to the lender that such taxes and other charges have been paid prior to the assessment of any penalty for late payment and prior to the date that such taxes and other charges become delinquent, the borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the real estate taxes that the lender estimates will be payable during the next ensuing 12 months.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

40

Retail – Super Regional Mall 14500 West Colfax Avenue Lakewood, CO 80401	Collateral Asset Summary – Loan No. 1 Colorado Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 41.3% 2.90x 21.2%

Insurance Escrows – During a Lockbox Event Period, if the borrower has not provided satisfactory evidence to the lender that the Colorado Mills Property is covered by policies that are being maintained as part of a reasonably acceptable blanket insurance policy, the Colorado Mills Whole Loan documents require the borrower to make ongoing monthly deposits in an amount equal to 1/12th of the insurance premiums that the lender reasonably estimates will be payable for the renewal of the coverage afforded by the policies in order to accumulate sufficient funds to pay the premiums at least 30 days prior to expiration. At origination of the Colorado Mills Whole Loan, an acceptable blanket policy was in effect.

Replacement Reserves – During a Lockbox Event Period, on a monthly basis, the borrower is required to deposit approximately $15,198 for ongoing replacement reserves.

Rollover Reserves – During a Lockbox Event Period, on a monthly basis, the borrower is required to deposit approximately $151,984 for ongoing rollover reserves.

Unfunded Tenant Improvements Reserve – At origination of the Colorado Mills Whole Loan, the borrower was required to deposit $2,464,526 for outstanding tenant improvements, leasing commissions, and free or abated rent outstanding related to Slick City, Buckle, Cavender’s Boot City, Ku Cha Tea, Miss A, Round One and Champs Sports. The Colorado Mills Whole Loan documents permit the borrower, provided that no event of default is continuing, to deliver a reserve guaranty from the guarantor or a letter of credit in lieu of such cash deposit; however, as of October 21, 2026, no reserve guaranty was in effect.

Lockbox / Cash Management. The Colorado Mills Whole Loan is structured with a hard lockbox and springing cash management. The borrower or property manager is required to deposit all rents received directly into a lender-controlled lockbox account and to direct all tenants to make direct rent deposits into the lockbox account. All amounts on deposit in the lockbox account are required to be automatically transferred in immediately available funds (i) at any time a Lockbox Event Period is not in effect, to the operating account of the borrower, or (ii) during a Lockbox Event Period, weekly to a lender controlled cash management account, to be disbursed in accordance with the Colorado Mills Whole Loan documents, with any excess funds to be held by the lender as additional collateral for the Colorado Mills Whole Loan.

A “Lockbox Event Period” means the period commencing on the occurrence of a Lockbox Event (as defined below) and continuing until the occurrence of the applicable Lockbox Termination Event (as defined below).

A “Lockbox Event” will commence upon the earlier of the following: (i) the occurrence of an event of default; (ii) a bankruptcy action of the borrower; (iii) a bankruptcy action of the affiliated property manager and the property manager has not been replaced within 60 days with a qualified manager; or (iv) the debt yield based on the trailing four calendar quarter period preceding any date of determination is less than 15.0% for two consecutive calendar quarters (a “Debt Yield Trigger Event”).

A “Lockbox Termination Event” means, if the Lockbox Event is caused solely by (a) the occurrence of a Debt Yield Trigger Event, (1) the achievement of a debt yield equal to or greater than 15.0% for two consecutive calendar quarters; (2) the borrower prepays a portion of the Colorado Mills Whole Loan in an amount sufficient such that the debt yield is no less than 15.0% (the “Debt Yield Cure Collateral Amount”); or (3) the borrower delivers to the lender (i) cash, (ii) U.S. obligations, (iii) other securities having a rating reasonably acceptable to the lender and for which a rating agency confirmation has been received, or (iv) a letter of credit, in each case in an amount equal to the Debt Yield Cure Collateral Amount (as applicable, the “Debt Yield Cure Collateral”), which such Debt Yield Cure Collateral would be held by the lender in escrow as additional collateral and would be returned to the borrower upon the occurrence of a cure pursuant to clauses (1) or (2) above, (b) an event of default, the acceptance by the lender of a cure of such event of default, or (c) a bankruptcy action of the property manager, if the borrower replaces the property manager with a qualified manager under a replacement management agreement within 60 days or such bankruptcy action of the property manager is discharged or dismissed within 90 days without any adverse consequences to the Colorado Mills Property or the Colorado Mills Whole Loan; provided, however, that, each such Lockbox Termination Event set forth in this definition will be subject to the following conditions: (A) no other Lockbox Event has occurred and is continuing, (B) no other event of default has occurred or is continuing under the Colorado Mills Whole Loan documents, (C) the borrower may not cure a Lockbox Event (x) more than a total of five times in the aggregate during the term of the Colorado Mills Whole Loan or (y) which is triggered by a bankruptcy action of the borrower at any time during the term of the Colorado Mills Whole Loan, and (D) the borrower has paid all of the lender’s reasonable out-of-pocket expenses incurred in connection with such Lockbox Termination Event including reasonable attorney’s fees and expenses.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

41

Retail – Super Regional Mall 14500 West Colfax Avenue Lakewood, CO 80401	Collateral Asset Summary – Loan No. 1 Colorado Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 41.3% 2.90x 21.2%

Release of Collateral. Provided that no event of default exists, and upon satisfaction of other requirements as set forth in the Colorado Mills Whole Loan documents, the borrower may (i) make transfers of immaterial or non-income producing portions of the Colorado Mills Property to any federal, state or local government or any political subdivision in connection with takings or condemnations of any portion of the Colorado Mills Property (including, without limitation, portions of the Colorado Mills Property’s “ring road”) for dedication or public use; (ii) make transfers of non-income producing or vacant portions of the Colorado Mills Property (including, without limitation, portions of the Colorado Mills Property’s “ring road”) (by sale, ground lease, sublease or other conveyance of any interest) to third parties or affiliates of the borrower including without limitation, owners of outparcels and department store pads, pads for office buildings, hotels or other properties; or (iii) dedicate portions of the Colorado Mills Property or grant easements, restrictions, covenants, reservations and rights of way in the ordinary course of business for traffic circulation, ingress, egress, parking, access, utilities lines or for other similar purposes; provided, however, it will be a further condition to any of the transfers in clause (ii) and clause (iii) above that no transfer, conveyance or other encumbrance will result in a material adverse effect based upon an officer’s certificate delivered to the lender (provided, further, that such transfers will be in conformity with the reciprocal easement agreement and the Barnes & Noble Right of First Offer (as defined below), as evidenced by an officer’s certificate) (a “Parcel Release”).

In connection with a Parcel Release pursuant to clause (i) or clause (ii) above, if the Colorado Mills Whole Loan is included in a REMIC, either (a) the ratio of the unpaid principal balance of the Colorado Mills Whole Loan to the value of the remaining portion of the Colorado Mills Property (excluding personal property and going concern, if any) must be equal to or less than 125%; or (b) the borrower must pay down the principal balance of the Colorado Mills Whole Loan (which prepayment will not be subject to any prepayment premium or other premium or penalty of any kind) by an amount not less than the least of the following amounts: (1) if the transferred portion of the Colorado Mills Property is sold, the net proceeds of an arm’s-length sale of such parcel to an unrelated person, or if the transferred portion of the Colorado Mills Property is transferred in connection with a taking or condemnation, the net condemnation proceeds, (2) the fair market value of such parcel at the time of the transfer and release, or (3) an amount such that the loan-to-value ratio of the Colorado Mills Whole Loan does not increase after the transfer and release, unless the lender receives an opinion of counsel that if the amount described in this clause (b) is not paid, the securitization will not fail to maintain its status as a REMIC as a result of the related transfer and release of such portion of the lien.

The “Barnes & Noble Right of First Offer” refers to that certain right of first offer to lease and/or purchase a portion of the Colorado Mills Property in favor of Barnes & Noble Booksellers, Inc., a tenant at an adjacent shopping center that is not a part of the Colorado Mills Property, which is to apply only in the limited event the borrower were to offer to sell or lease space at the Colorado Mills Property for use as a bookstore.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

42

Industrial – Warehouse Various Various, Various	Collateral Asset Summary – Loan No. 2 Phoenix Industrial Portfolio XVI	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,958,592 51.2% 1.75x 15.1%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

43

Industrial – Warehouse Various Various, Various	Collateral Asset Summary – Loan No. 2 Phoenix Industrial Portfolio XVI	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,958,592 51.2% 1.75x 15.1%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

44

Industrial – Warehouse Various Various, Various	Collateral Asset Summary – Loan No. 2 Phoenix Industrial Portfolio XVI	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,958,592 51.2% 1.75x 15.1%
Mortgage Loan Information		Property Information
Loan Seller:	UBS AG	Single Asset / Portfolio(5):	Portfolio
Loan Purpose:	Refinance	Property Type – Subtype:	Industrial – Warehouse
Borrower Sponsor(s):	Phoenix Investors	Collateral:	Fee
Borrower(s)(1):	Various	Location(5):	Various, Various
Original Balance:	$65,000,000	Year Built / Renovated(5):	Various / Various
Cut-off Date Balance:	$64,958,592	Property Management:	Phoenix Investors
% by Initial UPB:	8.1%	Size:	2,781,527 SF
Interest Rate:	6.93800%	Appraised Value / Per SF:	$126,960,000 / $46
Note Date:	September 18, 2026	Appraisal Date:	Various
Original Term:	120 months	Occupancy:	92.3% (as of September 18, 2026 and November 6, 2026)
Amortization:	Amortizing Balloon	UW Economic Occupancy:	92.4%
Original Amortization:	360 months	Underwritten NOI(6):	$9,799,544
Interest Only Period:	None	Underwritten NCF:	$9,015,305
First Payment Date:	November 6, 2026
Maturity Date:	October 6, 2036	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI6):	$3,422,830 (TTM March 31, 2026)
Additional Debt Balance:	NAP	2025 NOI(7):	NAV
Call Protection:	L(12),YM1(102),O(6)	2024 NOI(7):	NAV
Lockbox / Cash Management:	Hard / Springing	2023 NOI(7):	NAV

Reserves(2)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$23
Taxes:	$487,339	$67,658	NAP	Maturity Date Loan / SF:	$20
Insurance:	$1,888	$726	NAP	Cut-off Date LTV:	51.2%
Replacement Reserves:	$0	$23,179	$556,296	Maturity Date LTV:	44.6%
TI / LC:	$2,000,000	Springing	$2,000,000	UW NOI DY:	15.1%
Other:	$1,395,407(3)	Springing(4)	(4)	UW NCF DSCR:	1.75x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$65,000,000	100.0%	Loan Payoff	$53,459,391	82.2%
			Preferred Equity	5,567,283	8.6
			Upfront Reserves	3,884,634	6.0
			Closing Costs(8)	2,088,691	3.2
Total Sources	$65,000,000	100.0%	Total Uses	$65,000,000	100.0%
(1)	The borrowers of the Phoenix Industrial Portfolio XVI Mortgage Loan (as defined below) are Phoenix Amory MS I Industrial Investors LLC, Phoenix Auburn II Industrial Investors LLC, Phoenix Danville LLC, Phoenix Greensboro Industrial Investors LLC, Phoenix Maysville 1510 LLC, Phoenix Mayville II Industrial Investors LLC, Phoenix Mt Sterling Clarence LLC, Phoenix Park Hills Industrial Investors LLC, Phoenix Tyler LLC, Phoenix Vardaman MS Industrial Investors LLC and Phoenix West Burlington Industrial Investors LLC.
(2)	See “Initial and Ongoing Reserves” below.
(3)	Initial Other Reserves consist of $691,288 related to unfunded obligations, $490,441 related to immediate repairs, and $213,678 related to approved demolition work.
(4)	Monthly Other Reserves consist of a springing $80,000 rollover reserve, which is subject to a cap of $960,000, related to the sole tenant at the Tyler, TX property, Trane US Inc. (“Trane”), and a springing Material Tenant (as defined below) reserve, which has a cap of $2.00 per square foot of the applicable Material Tenant space.
(5)	See “Portfolio Summary” below.
(6)	The increase from the Most Recent NOI to the Underwritten NOI is primarily attributable to recent leasing activity at the Phoenix Industrial Portfolio XVI Properties (as defined below), with new leases and expansion amendments since July 2025 accounting for 1,568,013 square feet and $5,539,934 of in-place base rent.
(7)	Historical financial information prior to the most recent period is not shown as the Phoenix Industrial Portfolio XVI Properties were acquired between May 2015 and August 2023 and recently completed lease-up.
(8)	Closing Costs include an interest rate buydown of $315,000.

The Loan. The second largest mortgage loan (the “Phoenix Industrial Portfolio XVI Mortgage Loan”) is secured by the borrowers’ fee interests in a 2,781,527 square foot portfolio of 11 industrial properties located in Texas, Missouri, Kentucky, Mississippi, Iowa, Indiana, North Carolina and Wisconsin (each, a “Phoenix Industrial Portfolio XVI Property”, and collectively, the “Phoenix Industrial Portfolio XVI Properties”). The Phoenix Industrial Portfolio XVI Mortgage Loan accrues interest at a rate of 6.93800% per annum on an Actual/360 basis. The Phoenix Industrial Portfolio XVI Mortgage Loan has a 10-year term and amortizes for the full term on a 360-month schedule. The Phoenix Industrial Portfolio XVI Mortgage Loan was originated on September 18, 2026 by UBS AG.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

45

Industrial – Warehouse Various Various, Various	Collateral Asset Summary – Loan No. 2 Phoenix Industrial Portfolio XVI	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,958,592 51.2% 1.75x 15.1%

The Properties. The Phoenix Industrial Portfolio XVI Properties consist of 11 industrial properties, totaling 2,781,527 square feet, located in Mississippi (two properties, 17.7% of NRA), Texas (one property, 17.2% of NRA), Missouri (one property, 16.5% of NRA), Iowa (one property, 14.3% of NRA), Kentucky (three properties, 13.9% of NRA), Indiana (one property, 11.8% of NRA), Wisconsin (one property, 4.8% of NRA) and North Carolina (one property, 3.7% of NRA). The Phoenix Industrial Portfolio XVI Properties were built between 1940 and 2004. The borrower sponsor acquired the Phoenix Industrial Portfolio XVI Properties between May 2015 and August 2023 for an aggregate purchase price of approximately $33.7 million. Since acquisition of the Phoenix Industrial Portfolio XVI Properties, the borrower sponsor has invested approximately $14.3 million in capital improvements and related leasing and repositioning costs and approximately $6.7 million in soft costs. The Phoenix Industrial Portfolio XVI Properties were 92.3% occupied as of September 18, 2026 and November 6, 2026.

The following table presents certain information relating to the Phoenix Industrial Portfolio XVI Properties:

Portfolio Summary
Property	Subtype(1)	Net Rentable Area (SF)(2)	Year Built/ Renovated(1)	% UW NOI(2)	Allocated Cut-off Date Loan Amount “ALA”	% of ALA	“As-Is” Appraised Value(1)	% Office(1)	Clear Heights(1)	Dock Doors(1)	Drive-In Doors(1)
Tyler, TX	Warehouse	478,220	1949/2006	26.1%	$17,498,298	26.9%	$34,200,000	4.0%	26’	68	10
Park Hills, MO	Warehouse	458,646	1976/2023	17.1%	$11,000,392	16.9%	$21,500,000	8.0%	35’	18	6
Amory, MS	Warehouse	363,208	1977/2019	11.9%	$6,728,146	10.4%	$13,150,000	1.3%	10’ - 24’	70	3
West Burlington, IA	Warehouse	397,880	1961/1994	10.1%	$6,395,576	9.8%	$12,500,000	19.0%	24’ - 33’	16	3
Auburn, IN	Warehouse	329,349	1940/2022	11.2%	$6,395,576	9.8%	$12,500,000	11.0%	14’ - 20’	9	10
Greensboro, NC	Warehouse	101,876	1982/NAP	6.2%	$4,292,711	6.6%	$8,390,000	4.0%	19’ - 29’	50	1
Danville, KY	Warehouse	181,479	1970/2022	7.4%	$3,811,763	5.9%	$7,450,000	4.0%	20’	15	4
Maysville, KY	Warehouse	123,280	1991/2018	1.7%	$2,696,376	4.2%	$5,270,000	8.0%	23’ - 30’	15	4
Mayville, WI	Warehouse	134,869	1951/2019	3.1%	$2,660,560	4.1%	$5,200,000	1.0%	17’ - 21’	12	10
Mt. Sterling, KY	Warehouse	82,800	2004/NAP	2.7%	$1,867,509	2.9%	$3,650,000	5.0%	22’ - 34’	25	4
Vardaman, MS	Warehouse	129,920	1984/NAP	2.5%	$1,611,686	2.5%	$3,150,000	4.9%	11’ - 25’	12	6
Total		2,781,527		100.0%	$64,958,592	100.0%	$126,960,000			310	61
(1)	Source: Appraisals.
(2)	Based on the underwritten rent rolls dated September 18, 2026 and November 6, 2026.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

46

Industrial – Warehouse Various Various, Various	Collateral Asset Summary – Loan No. 2 Phoenix Industrial Portfolio XVI	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,958,592 51.2% 1.75x 15.1%

The following table presents certain information relating to the largest tenants by net rentable area at the Phoenix Industrial Portfolio XVI Properties:

Top Tenant Summary(1)
Tenant	Property	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent(3)	U/W Base Rent Per SF(3)	% of Total U/W Base Rent(3)	Lease Expiration	Renewal Options	Termination Option (Y/N)
Trane	Tyler, TX	A2/A-/NR	478,220	17.2%	$2,561,406	$5.36	24.5%	12/31/2029	None	N
Phoenix Logistics, LLC	Amory, MS	NR/NR/NR	363,208	13.1%	$1,362,030	$3.75	13.0%	9/30/2028	2 x 1 yr	N
Logisticus Projects Group, LLC	West Burlington, IA	NR/NR/NR	339,112	12.2%	$1,288,626	$3.80	12.3%	6/30/2029	3 x 1 yr	Y(4)
Therma-Tru Corporation	Auburn, IN	Baa2/BBB/BBB	329,349	11.8%	$1,100,630	$3.34	10.5%	10/31/2035	2 x 5 yrs	Y(5)
Luminary Logistics Solutions LLC	Park Hills, MO	NR/NR/NR	270,576	9.7%	$979,485	$3.62	9.4%	Various(6)	None	N
Reworld Solutions, LLC	Park Hills, MO	Caa1/B+/B-	153,429	5.5%	$700,851	$4.57	6.7%	9/30/2039	3 x 5 yrs	N
JCooperUSA LLC	Vardaman, MS	NR/NR/NR	129,920	4.7%	$244,054	$1.88	2.3%	6/30/2032	None	Y(7)
Barrier1 Systems, LLC	Greensboro, NC	NR/NR/NR	101,876	3.7%	$604,825	$5.94	5.8%	5/31/2036	None	N
Wright Metal Products Crates LLC	Mayville, WI	NR/NR/NR	99,115	3.6%	$353,841	$3.57	3.4%	3/31/2033	2 x 5 yrs	N
Cabinetworks Group Michigan, LLC	Mt. Sterling, KY	NR/NR/NR	82,800	3.0%	$340,308	$4.11	3.3%	2/29/2028	None	N
Major Tenant Total			2,347,605	84.4%	$9,536,056	$4.06	91.3%

Other Tenants			218,980	7.9%	$908,502	$4.15	8.7%
Total Occupied			2,566,585	92.3%	$10,444,557	$4.07	100.0%
Vacant			214,942	7.7%
Collateral Total			2,781,527	100.0%

(1)	Based on the underwritten rent rolls dated September 18, 2026 and November 6, 2026.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	The U/W Base Rent, U/W Base Rent Per SF and % of Total U/W Base Rent are inclusive of approximately $329,365 of contractual rent steps through October 2027.
(4)	Logisticus Projects Group, LLC has the one-time right to terminate its lease effective as of June 30, 2028 by providing written notice on or before January 1, 2028 and payment equal to three months of base rent calculated at the base rental rate in effect as of the termination date plus the amount, as of the termination date, of the unamortized brokerage commission paid by the landlord amortized over the initial term at an annual interest rate of 8.0% per annum.
(5)	Therma-Tru Corporation has the option to terminate its lease effective as of August 31, 2032 by providing no less than six months’ prior written notice.
(6)	Luminary Logistics Solutions LLC leases 168,546 square feet expiring on August 31, 2027 and 102,030 square feet expiring on October 31, 2027.
(7)	JCooperUSA LLC has the one-time option to terminate its lease at any time on or prior to January 1, 2028 by providing written notice no less than five months prior to the elected termination date and payment equal to three months of the then-current base rent plus the unamortized portion (straight-line over the remaining term) of the cost of the landlord's work.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

47

Industrial – Warehouse Various Various, Various	Collateral Asset Summary – Loan No. 2 Phoenix Industrial Portfolio XVI	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,958,592 51.2% 1.75x 15.1%

The following table presents certain information relating to the lease rollover schedule at the Phoenix Industrial Portfolio XVI Properties, based on the initial lease expiration dates:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2026	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	330,883	11.9%	11.9%	$1,257,925	12.0%	$3.80	5
2028	446,008	16.0%	27.9%	$1,702,338	16.3%	$3.82	2
2029	902,775	32.5%	60.4%	$4,190,355	40.1%	$4.64	4
2030	50,695	1.8%	62.2%	$190,613	1.8%	$3.76	1
2031	0	0.0%	62.2%	$0	0.0%	$0.00	0
2032	129,920	4.7%	66.9%	$244,054	2.3%	$1.88	1
2033	99,115	3.6%	70.4%	$353,841	3.4%	$3.57	1
2034	22,535	0.8%	71.3%	$99,126	0.9%	$4.40	1
2035	329,349	11.8%	83.1%	$1,100,630	10.5%	$3.34	1
2036 & Thereafter	255,305	9.2%	92.3%	$1,305,676	12.5%	$5.11	2
Vacant	214,942	7.7%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	2,781,527	100.0%		$10,444,557	100.0%	$4.07	18
(1)	Based on the underwritten rent rolls dated September 18, 2026 and November 6, 2026, inclusive of rent steps through October 2027 totaling approximately $329,365.
(2)	Certain leases may have termination options that are exercisable prior to the originally stated expiration date of the lease and that are not considered in this Lease Rollover Schedule.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

48

Industrial – Warehouse Various Various, Various	Collateral Asset Summary – Loan No. 2 Phoenix Industrial Portfolio XVI	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,958,592 51.2% 1.75x 15.1%

The following table presents certain information relating to the historical operating performance and underwritten cash flows of the Phoenix Industrial Portfolio XVI Properties:

Cash Flow Analysis(1)
	TTM March 2026	UW	UW Per SF
Base Rent(2)	$4,964,461	$10,115,193	$3.64
Rent Steps(3)	0	329,365	$0.12
Vacant Income	0	827,979	$0.30
Gross Potential Rent	$4,964,461	$11,272,537	$4.05
Total Recoveries	932,203	2,572,556	$0.92
Net Rental Income	$5,896,664	$13,845,093	$4.98
Other Income(4)	31,033	48,594	$0.02
Less Vacancy & Credit Loss	0	(1,055,928)	($0.38)
Effective Gross Income	$5,927,698	$12,837,759	$4.62
Real Estate Taxes	661,863	811,900	$0.29
Insurance	546,544	423,310	$0.15
Management Fee	0	385,133	$0.14
Other Expenses(5)	1,296,461	1,417,872	$0.51
Total Expenses	$2,504,868	$3,038,215	$1.09
Net Operating Income(6)	$3,422,830	$9,799,544	$3.52
Replacement Reserves	0	278,153	$0.10
TI/LC	0	506,087	$0.18
Net Cash Flow	$3,422,830	$9,015,305	$3.24

Occupancy	59.8%	92.4%(7)
NCF DSCR	0.66x	1.75x
NOI Debt Yield	5.3%	15.1%
(1)	Historical financial information prior to TTM March 2026 is not shown as the Phoenix Industrial Portfolio XVI Properties were acquired between May 2015 and August 2023 and recently completed lease-up.
(2)	The Base Rent for the second largest tenant at the Park Hills, MO property, Reworld Solutions, LLC, reflects the October 2028 normalized rental rate of $4.57 per square foot as Reworld Solutions, LLC currently pays $2.79 per square foot through September 30, 2027, which then increases to $2.89 per square foot through September 30, 2028. An upfront reserve totaling $507,028 was escrowed at origination with respect to such partial free rent period. The Base Rent for the sole tenant at the Vardaman, MS property, JCooperUSA LLC, reflects the full rental rate of $2.30 per square foot beginning on July 1, 2027 for the 106,100 square foot leased space as JCooperUSA LLC currently pays $1.00 per square foot for 50,000 square feet through December 31, 2026 and $1.00 per square foot for 75,000 square feet beginning on January 1, 2027 through June 30, 2027. An upfront reserve totaling $116,853 was escrowed at origination with respect to such partial free rent period.
(3)	Rent Steps totaling approximately $329,365 are taken through October 2027.
(4)	Other Income includes the Paiton Land Co., LLC lease for 3.02 acres of land at the Maysville, KY property and contractual amortized tenant improvement rent of $8,680 per annum at the Mayville, WI property.
(5)	Other Expenses includes utilities, repairs and maintenance and general and administrative expenses.
(6)	The increase from the TTM March 2026 Net Operating Income to the UW Net Operating Income is primarily attributable to recent leasing activity at the Phoenix Industrial Portfolio XVI Properties, with new leases and expansion amendments since July 2025 accounting for 1,568,013 square feet and $5,539,934 of Base Rent.
(7)	Represents underwritten economic occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

49

Industrial – Warehouse Various Various, Various	Collateral Asset Summary – Loan No. 2 Phoenix Industrial Portfolio XVI	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,958,592 51.2% 1.75x 15.1%

Appraisals. The appraisals concluded an aggregate “as is” value for the Phoenix Industrial Portfolio XVI Properties of $126,960,000 as of June 15, 2026 through August 28, 2026.

Appraisal Valuation Summary(1)
Property	Appraised Value	Capitalization Rate
Tyler, TX	$34,200,000	7.25%
Park Hills, MO	$21,500,000	7.50%
Amory, MS	$13,150,000	8.00%
West Burlington, IA	$12,500,000	8.00%
Auburn, IN	$12,500,000	8.25%
Greensboro, NC	$8,390,000	7.00%
Danville, KY	$7,450,000	8.25%
Maysville, KY	$5,270,000	8.25%
Mayville, WI	$5,200,000	8.00%
Mt. Sterling, KY	$3,650,000	8.25%
Vardaman, MS	$3,150,000	8.00%
Total / Wtd. Avg.	$126,960,000	7.70%
(1)	Source: Appraisals.

Environmental Matters. According to the Phase I environmental site assessments dated July 1, 2026 through July 8, 2026, recognized environmental conditions were identified at two of the Phoenix Industrial Portfolio XVI Properties (Auburn, IN and Mayville, WI) related to the long-term manufacturing operations and the former use of an oil/water separator system at the Auburn, IN property and related to the long-term manufacturing operations, including known impacts to soil and groundwater with a vapor concern at the Mayville, WI property. A premises environmental liability insurance policy was obtained at origination to mitigate the risks associated with such recognized environmental conditions. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The Market. The Phoenix Industrial Portfolio XVI Properties are located in Texas (26.9% of ALA), Missouri (16.9% of ALA), Kentucky (12.9% of ALA), Mississippi (12.8% of ALA), Iowa (9.8% of ALA), Indiana (9.8% of ALA), North Carolina (6.6% of ALA) and Wisconsin (4.1% of ALA).

The following table presents certain market information with respect to the Phoenix Industrial Portfolio XVI Properties:

Market Overview(1)
Property	Year Built / Renovated	Gross Leasable Area (GLA)(2)	Submarket	Property Vacancy(2)	Submarket Vacancy(3)	Appraisal Concluded Vacancy	Submarket Inventory (SF)(3)	UW Base Rent PSF(2)(4)	Submarket Rent PSF(3)
Tyler, TX	1949/2006	478,220	Tyler(5)	0.0%	8.9%	0.0%	14,196,314	$5.36	$7.55
Park Hills, MO	1976/2023	458,646	Farmington(5)	7.6%	14.6%	5.0%	2,657,616	$3.96	$7.04
Amory, MS	1977/2019	363,208	NAV(6)	0.0%	NAV	3.0%	NAV	$3.75	NAV
West Burlington, IA	1961/1994	397,880	Burlington(5)	14.8%	15.4%	10.0%	5,978,199	$3.80	$6.14
Auburn, IN	1940/2022	329,349	Auburn(5)	0.0%	2.3%	0.0%	12,409,463	$3.34	$5.97
Greensboro, NC	1982/NAP	101,876	Airport/W Guilford County	0.0%	6.2%	0.0%	39,142,807	$5.94	$9.23
Danville, KY	1970/2022	181,479	Danville(5)	5.5%	13.3%	5.0%	7,572,891	$4.17	$6.12
Maysville, KY	1991/2018	123,280	NAV(6)	61.4%	NAV	5.0%	NAV	$4.06	NAV
Mayville, WI	1951/2019	134,869	Dodge East	26.5%	3.6%	4.0%	8,621,089	$3.57	$5.85
Mt. Sterling, KY	2004/NAP	82,800	Mount Sterling(5)	0.0%	3.5%	0.0%	3,447,387	$4.11	$7.95
Vardaman, MS	1984/NAP	129,920	NAV(6)	0.0%	NAV	3.0%	NAV	$1.88	NAV
Total/Wtd. Avg.		2,781,527						$4.07
(1)	Source: Appraisals unless otherwise noted.
(2)	Based on the underwritten rent rolls dated September 18, 2026 and November 6, 2026.
(3)	Source: Third-party market research reports.
(4)	UW Base Rent PSF excludes underwritten vacant space and is inclusive of approximately $329,365 of contractual rent steps through October 2027.
(5)	Market data is presented in the table above as no submarket data was available.
(6)	No submarket or market data was available.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

50

Industrial – Warehouse Various Various, Various	Collateral Asset Summary – Loan No. 2 Phoenix Industrial Portfolio XVI	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,958,592 51.2% 1.75x 15.1%

The following table presents certain demographic information with respect to the Phoenix Industrial Portfolio XVI Properties:

Demographic Summary
Property	Gross Leasable Area (GLA)(1)	ALA	% of ALA	UW NOI(1)	% of UW NOI(1)	Estimated 2026 Population (5-mile Radius)(2)	Estimated 2026 Average Household Income (5-mile Radius)(2)
Tyler, TX	478,220	$17,498,298	26.9%	$2,561,406	26.1%	83,329	$84,033
Park Hills, MO	458,646	$11,000,392	16.9%	$1,675,553	17.1%	26,603	$79,978
Amory, MS	363,208	$6,728,146	10.4%	$1,163,279	11.9%	9,657	$78,938
West Burlington, IA	397,880	$6,395,576	9.8%	$994,600	10.1%	30,106	$87,077
Auburn, IN	329,349	$6,395,576	9.8%	$1,100,630	11.2%	27,671	$96,347
Greensboro, NC	101,876	$4,292,711	6.6%	$604,825	6.2%	69,764	$116,434
Danville, KY	181,479	$3,811,763	5.9%	$724,814	7.4%	25,302	$87,942
Maysville, KY	123,280	$2,696,376	4.2%	$162,111	1.7%	12,731	$77,929
Mayville, WI	134,869	$2,660,560	4.1%	$304,220	3.1%	9,724	$91,824
Mt. Sterling, KY	82,800	$1,867,509	2.9%	$264,052	2.7%	17,575	$81,471
Vardaman, MS	129,920	$1,611,686	2.5%	$244,054	2.5%	2,405	$68,995
Total/Wtd. Avg.	2,781,527	$64,958,592	100.0%	$9,799,544	100.0%
(1)	Based on the underwritten rent rolls dated September 18, 2026 and November 6, 2026.
(2)	Source: Third-party market research reports.

The Borrowers and the Borrower Sponsor. The borrowers are Phoenix Amory MS I Industrial Investors LLC, Phoenix Auburn II Industrial Investors LLC, Phoenix Danville LLC, Phoenix Greensboro Industrial Investors LLC, Phoenix Maysville 1510 LLC, Phoenix Mayville II Industrial Investors LLC, Phoenix Mt Sterling Clarence LLC, Phoenix Park Hills Industrial Investors LLC, Phoenix Tyler LLC, Phoenix Vardaman MS Industrial Investors LLC and Phoenix West Burlington Industrial Investors LLC, each a Delaware limited liability company and a single purpose entity with one independent director. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Phoenix Industrial Portfolio XVI Mortgage Loan.

The borrower sponsor is Phoenix Investors, which is the affiliated management company for the borrowers. Phoenix Investors is a national commercial real estate firm based in Milwaukee, Wisconsin that redevelops former manufacturing facilities throughout the United States. Phoenix Investors’ affiliated companies hold interests in approximately 88 million square feet of industrial, retail, office, data center and single tenant net-leased properties across 27 states. Phoenix Investors engages in the renovation and repositioning of large, former single tenant industrial facilities throughout the United States that were previously owned by corporate entities, real estate investment trusts or financial institutions. The non-recourse carveout guarantor of the Phoenix Industrial Portfolio XVI Mortgage Loan is Phoenix Fund Symbol LLC.

Property Management. The Phoenix Industrial Portfolio XVI Properties are managed by Phoenix Investors, the borrower sponsor.

Initial and Ongoing Reserves. At origination, the borrowers were required to deposit into escrow (i) approximately $487,339 for real estate taxes, (ii) $490,441 for required repairs, (iii) $2,000,000 for tenant improvements and leasing commissions, (iv) $213,678 for approved demolition work, (v) $691,288 for unfunded obligations and (vi) approximately $1,888 for flood insurance.

Tax Escrows – On a monthly basis, the borrowers are required to escrow 1/12th of the real estate taxes that the lender estimates will be payable during the next 12 months, initially estimated at approximately $67,658; provided, such monthly deposits will be waived with respect to a particular individual Phoenix Industrial Portfolio XVI Property so long as (a) the applicable lease demises the entirety of the applicable property; (b) the applicable lease is in full force and effect and no event of default under such lease exists; (c) the then current term of the applicable lease will expire no earlier than (i) 12 months after the date on which the next tax installment for the applicable property is due (if such installments are due annually), (ii) six months after the date on which the next tax installment is due (if such installments are due and payable semi-annually) or (iii) three months after the date on which the next tax installment is due (if such installments are due quarterly); (d) if the applicable tenant is a Material Tenant, no Material Tenant Trigger Event (as defined below) exists; (e) the applicable tenant is required under its lease to make the payments relating to the obligations and liabilities for which the tax reserve account was established; and (f) the applicable tenant continues to make the payments relating to the obligations and liabilities for which the tax reserve account was established and the borrowers deliver evidence of the same to the lender in a timely manner.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

51

Industrial – Warehouse Various Various, Various	Collateral Asset Summary – Loan No. 2 Phoenix Industrial Portfolio XVI	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,958,592 51.2% 1.75x 15.1%

Insurance Escrows – On a monthly basis, the borrowers are required to escrow 1/12th of the insurance premiums that the lender estimates will be payable for the renewal of the coverage afforded by the policies upon the expiration thereof; provided, deposits to the monthly insurance reserves on account of insurance premiums will be waived to the extent that the insurance requirements under the Phoenix Industrial Portfolio XVI Mortgage Loan documents are satisfied pursuant to a blanket policy, such blanket policy is maintained in full force and effect and evidence of such blanket policy is provided to the lender in a timely manner. Furthermore, the borrowers will not be required to make the monthly insurance deposit with respect to a particular individual Phoenix Industrial Portfolio XVI Property so long as (a) the applicable lease demises the entirety of the applicable property; (b) the applicable lease is in full force and effect and no event of default under such lease exists; (c) the then current term of the applicable lease will expire no earlier than 12 months after the date on which the insurance premiums are due; (d) if the applicable tenant is a Material Tenant, no Material Tenant Trigger Event exists; (e) the applicable tenant is required under its lease to make the payments relating to the obligations and liabilities for which the insurance reserve account was established; and (f) the applicable tenant continues to make the payments relating to the obligations and liabilities for which the insurance reserve account was established and the borrowers deliver evidence of the same to the lender in a timely manner. Notwithstanding the foregoing, the above waivers of monthly deposits will not apply to deposits due related to flood insurance premiums, and the borrowers are required to make deposits to the extent such insurance premiums relate to flood insurance. At origination of the Phoenix Industrial Portfolio XVI Mortgage Loan, the borrowers were required to deposit approximately $1,888 for flood insurance. On a monthly basis, the borrowers are required to deposit approximately $726 for flood insurance.

Replacement Reserve – On a monthly basis, the borrowers are required to deposit $23,179 for replacement reserves, subject to a cap of $556,296.

TI/LC Reserve – At origination of the Phoenix Industrial Portfolio XVI Mortgage Loan, the borrowers were required to deposit $2,000,000 into a rollover reserve fund. If at any time the amount of the rollover funds on deposit in the rollover account is equal to or less than $250,000, the borrowers are required to make a monthly rollover deposit of $34,769. If at any time thereafter the amount of the rollover funds on deposit in the rollover account is equal to or exceeds $2,000,000, the borrowers will not be required to make a monthly rollover deposit until such time as the amount of the rollover funds on deposit in the rollover account is less than $250,000. The initial deposit of the rollover funds in the amount of $2,000,000 will be taken into account for the purpose of calculating the rollover funds cap.

Material Tenant TI/LC Reserve – On each monthly payment date during a Material Tenant Trigger Event period, the borrowers are required to deposit with the lender all excess funds for tenant allowances, tenant improvement costs and leasing commissions that may be incurred or required to be reimbursed by the borrowers in connection with an acceptable Material Tenant lease extension or space re-tenanting event. During the continuation of a Material Tenant Trigger Event period relating to any Material Tenant, its lease or its lease guarantor, the amount of the Material Tenant rollover funds deposited into the Material Tenant rollover reserve or the applicable Material Tenant rollover sub-account each time a Material Tenant Trigger Event period exists will not exceed an aggregate amount equal to $2.00 per square foot of the applicable Material Tenant space as of the commencement of such Material Tenant Trigger Event period.

Trane Lease Rollover Reserve – On each monthly payment date during a Trane Lease Rollover Reserve Period (as defined below), the borrowers are required to deposit with the lender $80,000 for tenant allowances, tenant improvement costs and leasing commissions that may be incurred or required to be reimbursed by the borrowers in connection with a Trane lease acceptable extension or an acceptable Material Tenant space re-tenanting event with respect to the Trane space, subject to a cap of $960,000.

Lockbox and Cash Management. The Phoenix Industrial Portfolio XVI Mortgage Loan is structured with a hard lockbox and springing cash management upon the occurrence and continuance of a Cash Management Trigger Event (as defined below). Rents from the Phoenix Industrial Portfolio XVI Properties are required to be deposited directly into the lockbox account or, if received by the borrowers or the property manager, deposited within three business days of receipt. During the continuance of a Cash Management Trigger Event, all funds in the lockbox account are required to be swept each business day to a lender-controlled cash management account and disbursed in accordance with the Phoenix Industrial Portfolio XVI Mortgage Loan documents, and all excess funds on deposit in the cash management account (after payment of required monthly reserve deposits, debt service payment on the Phoenix Industrial Portfolio XVI Mortgage Loan, operating expenses and cash management bank fees) will be applied as follows: (a) if a Material Tenant Trigger Event has occurred and is continuing, to a Material Tenant rollover reserve, (b) if a Cash Sweep Trigger Event (as defined below) (but not a Material Tenant Trigger Event) has occurred and is continuing, to the lender-controlled excess cash flow account or (c) if no Material Tenant Trigger Event or Cash Sweep Trigger Event has occurred and is continuing, to an account designated by the borrowers.

A “Cash Management Trigger Event” means a period commencing upon the occurrence of (i) an event of default under the Phoenix Industrial Portfolio XVI Mortgage Loan documents, (ii) any bankruptcy action involving any of the borrowers, the guarantor, the key principal or the property manager, (iii) the trailing 12-month period debt service coverage ratio falling below 1.25x, (iv) the indictment for fraud or misappropriation of funds by any of the borrowers, the guarantor, the key principal or an affiliated or third-party property manager (provided that, in the case of the third-party property manager, such fraud or misappropriation is related to any of the Phoenix Industrial Portfolio XVI Properties), or any director or officer of the aforementioned parties or (v) a Material Tenant Trigger Event, and expiring upon

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

52

Industrial – Warehouse Various Various, Various	Collateral Asset Summary – Loan No. 2 Phoenix Industrial Portfolio XVI	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,958,592 51.2% 1.75x 15.1%

(a) with respect to clause (i) above, the cure of such event of default, (b) with respect to clause (ii) above, the filing being discharged, stayed or dismissed within 45 days for the borrowers, the guarantor or the key principal, or within 120 days for the property manager, and the lender’s determination that such filing does not materially affect the borrowers’, the guarantor’s, the key principal’s or the property manager’s monetary obligations, (c) with respect to clause (iii) above, the trailing 12-month debt service coverage ratio being at least 1.25x for two consecutive calendar quarters, (d) with respect to clause (iv) above, the dismissal of the applicable indictment with prejudice or acquittal of the applicable person, or the replacement of the property manager with a third-party property manager that constitutes a qualified property manager under the Phoenix Industrial Portfolio XVI Mortgage Loan documents or (e) with respect to clause (v) above, the cure of such Material Tenant Trigger Event.

A “Cash Sweep Trigger Event” means a period commencing upon the occurrence of (i) an event of default under the Phoenix Industrial Portfolio XVI Mortgage Loan documents, (ii) any bankruptcy action involving any of the borrowers, the guarantor, the key principal or the property manager or (iii) the trailing 12-month period debt service coverage ratio falling below 1.20x, and expiring upon (a) with respect to clause (i) above, the cure of such event of default, (b) with respect to clause (ii) above, as to an involuntary filing, the filing being discharged, stayed or dismissed within 45 days for any of the borrowers, the guarantor or the key principal, or within 120 days for the property manager, and the lender’s determination that such filing does not materially affect the borrowers’, the guarantor’s, the key principal’s or the property manager’s monetary obligations or (c) with respect to clause (iii) above, the trailing 12-month debt service coverage ratio is at least 1.20x for two consecutive calendar quarters.

A “Material Tenant” means any tenant at the Phoenix Industrial Portfolio XVI Properties that, together with its affiliates, and assuming the exercise of all expansion rights and preferential rights to lease additional space contained in such lease or leases, either (a) covers (or would cover) no less than 20.0% of the total rentable square footage of the Phoenix Industrial Portfolio XVI Properties or (b) requires (or would require) the payment of base rent that is no less than 20.0% of the total in-place base rent at the Phoenix Industrial Portfolio XVI Properties; provided that the Trane lease will be excluded during the Trane Lease Rollover Reserve Period.

A “Material Tenant Trigger Event” means a period commencing upon the occurrence of (i) a Material Tenant giving notice of its intention to terminate, cancel, or not to extend or renew its lease, (ii) on or prior to the date a Material Tenant is required under its Material Tenant lease to notify the borrowers of its election to extend or renew its lease, if such Material Tenant does not give notice, (iii) an event of default under a Material Tenant lease occurring and continuing beyond any applicable notice and/or cure period, (iv) a bankruptcy action of a Material Tenant or a lease guarantor of any Material Tenant lease occurring, (v) a Material Tenant lease being terminated in whole or (vi) a Material Tenant “going dark”, vacating, ceasing to occupy or ceasing to conduct business in the ordinary course at the applicable property or a portion thereof constituting no less than 20% of the total net rentable square footage at the applicable property (other than temporary cessation of operations in connection with remodeling, renovation or restoration of its leased premises), and expiring upon (a) with respect to clause (i) above, the date that (1) the applicable Material Tenant revokes or rescinds all termination or cancellation notices, (2) the applicable Material Tenant lease is extended on terms satisfying the requirements of the Phoenix Industrial Portfolio XVI Mortgage Loan documents or (3) all or substantially all of the applicable Material Tenant space is leased to a replacement tenant, (b) with respect to clause (ii) above, the date that (1) the applicable Material Tenant lease is extended on terms satisfying the requirements of the Phoenix Industrial Portfolio XVI Mortgage Loan documents or (2) all or substantially all of the applicable Material Tenant space is leased to a replacement tenant, (c) with respect to clause (iii) above, a cure of the applicable event of default, (d) with respect to clause (iv) above, the affirmation of the Material Tenant lease in the applicable bankruptcy proceeding and confirmation that the Material Tenant is actually paying all rents and other amounts under its lease (or, if applicable, the discharge or dismissal of the applicable Material Tenant lease guarantor from the applicable bankruptcy proceeding; provided that such bankruptcy (after dismissal or discharge) does not have an adverse effect on such Material Tenant lease guarantor’s ability to perform its obligations under its lease guaranty), (e) with respect to clause (v) above, all or substantially all of the applicable Material Tenant space being leased to a replacement tenant or (f) with respect to clause (vi) above, the Material Tenant re-commencing its normal business operations at the applicable property or a portion thereof constituting more than 20% of the total net rentable square footage at the applicable property.

A “Trane Lease Rollover Reserve Period” means a period commencing on the monthly payment date occurring in January 2029 and continuing until the earlier of (i) the monthly payment date following the occurrence of (A) a Trane lease acceptable extension with respect to all or substantially all of the Trane space, provided that the Material Tenant satisfactory extension conditions have been satisfied with respect to such Trane lease acceptable extension, or (B) one or more acceptable Material Tenant space re-tenanting events with respect to (x) all or substantially all of the Trane space or (y) less than all or substantially all of the Trane space if the lease or leases entered into for the Trane space require the payment of gross rent in an amount equal to or exceeding the amount of gross rent required to be paid by Trane pursuant to the Trane lease for the Trane space immediately prior to December 31, 2029, provided that the Material Tenant satisfactory re-tenanting conditions with respect to each such acceptable Material Tenant space re-tenanting event have been satisfied, in each case as reasonably determined by the lender or (ii) the payment in full of all principal and interest on the Phoenix Industrial Portfolio XVI Mortgage Loan and all other amounts payable under the Phoenix Industrial Portfolio XVI Mortgage Loan documents in accordance with the terms and provisions of the Phoenix Industrial Portfolio XVI Mortgage Loan documents.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

53

Industrial – Warehouse Various Various, Various	Collateral Asset Summary – Loan No. 2 Phoenix Industrial Portfolio XVI	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,958,592 51.2% 1.75x 15.1%

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. The borrowers have a one-time right to incur a future mezzanine loan, subject to the lender’s consent (not to be unreasonably withheld) and subject to the satisfaction of the requirements set forth in the Phoenix Industrial Portfolio XVI Mortgage Loan documents, including, without limitation: (i) no event of default under the Phoenix Industrial Portfolio XVI Mortgage Loan documents is continuing; (ii) the aggregate loan-to-value ratio based on the Phoenix Industrial Portfolio XVI Mortgage Loan and the mezzanine loan is no greater than 51.2%; (iii) the actual combined debt service coverage ratio for the trailing 12-month period immediately preceding the date of such determination based on the Phoenix Industrial Portfolio XVI Mortgage Loan and the mezzanine loan is no less than 1.75x; (iv) the actual combined net operating income debt yield based on the Phoenix Industrial Portfolio XVI Mortgage Loan and the mezzanine loan is no less than 13.9%; (v) the execution of an intercreditor agreement acceptable to the lender and satisfactory to the rating agencies; and (vi) receipt of a rating agency confirmation.

Release of Collateral. The borrowers may release an individual Phoenix Industrial Portfolio XVI Property subject to satisfaction of conditions set forth in the Phoenix Industrial Portfolio XVI Mortgage Loan documents, including, without limitation: (i) no event of default exists under the Phoenix Industrial Portfolio XVI Mortgage Loan; (ii) the borrowers have paid the applicable yield maintenance premium, all accrued and unpaid interest, and all sums due under the Phoenix Industrial Portfolio XVI Mortgage Loan documents for release of an individual Phoenix Industrial Portfolio XVI Property including the greater of (a) 100.0% of the net sale proceeds and (b) 125.0% of the allocated loan amount of such individual Phoenix Industrial Portfolio XVI Property; (iii) after giving effect to such release, the loan-to-value ratio for the remaining Phoenix Industrial Portfolio XVI Properties following the release does not exceed the lesser of (a) the loan-to-value ratio for the Phoenix Industrial Portfolio XVI Properties immediately prior to the release or (b) 51.2%; (iv) after giving effect to such release, the debt yield for the remaining Phoenix Industrial Portfolio XVI Properties following the release is at least equal to or greater than the greater of (a) the debt yield for the Phoenix Industrial Portfolio XVI Properties immediately prior to the release or (b) 13.9%; (v) after giving effect to such release, the debt service coverage ratio for the remaining Phoenix Industrial Portfolio XVI Properties following the release is at least equal to or greater than the greater of (a) the debt service coverage ratio for the Phoenix Industrial Portfolio XVI Properties immediately prior to the release or (b) 1.75x; (vi) the borrowers pay all of the lender’s out-of-pocket costs and expenses incurred in connection with such release (including, without limitation, reasonable legal fees); and (vii) satisfaction of customary REMIC requirements.

The Phoenix Industrial Portfolio XVI Mortgage Loan documents permit releases of outparcels located at seven of the Phoenix Industrial Portfolio XVI Properties (West Burlington, IA, Auburn, IN, Vardaman, MS, Danville, KY, Maysville, KY, Mt. Sterling, KY and Tyler, TX) without prepayment or defeasance, provided that, among other conditions, (i) each such outparcel (except solely for the Maysville, KY pre-approved release outparcel) is vacant, non-income producing and unimproved at the time of release and (ii) certain REMIC-related conditions are satisfied.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

54

Office – CBD 700 6th Street Northwest Washington, DC 20001	Collateral Asset Summary – Loan No. 3 700 6th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,197,000 63.0% 2.43x 19.3%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

55

Office – CBD 700 6th Street Northwest Washington, DC 20001	Collateral Asset Summary – Loan No. 3 700 6th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,197,000 63.0% 2.43x 19.3%

Floor					
Roof	Crown Castle Fiber LLC Fiber1	Level 3 Communications, LLC Fiber2	T-Mobile Northeast LLC Roof1		
12	Vacant 26,869 SF				
11	Vacant 13,156 SF	Eversheds Sutherland (US) LLP 12,880 SF Exp. 4/2033			
10	Eversheds Sutherland (US) LLP 26,035 SF Exp. 4/2033				
9	Eversheds Sutherland (US) LLP 26,035 SF Exp. 4/2033				
8	Eversheds Sutherland (US) LLP 26,070 SF Exp. 4/2033				
7	Eversheds Sutherland (US) LLP 26,070 SF Exp. 4/2033				
6	Eversheds Sutherland (US) LLP 26,070 SF Exp. 4/2033				
5	DC Arena L.P. 27,713 SF Exp. 9/2036				
4	DC Arena L.P. 12,955 SF Exp. 9/2036	DC Arena L.P. 9,133 SF Exp. 9/2036	DC Arena L.P. 5,639 SF Exp. 9/2036		
3	DC Arena L.P. 25,963 SF Exp. 9/2036				
2	Vacant 5,378 SF	Vacant 7,346 SF	Vacant 2,935 SF	Vacant 4,056 SF	Vacant 1,287 SF
1	Vacant 6,737 SF				
Concourse Level	DC Arena L.P. Storage 4,268 SF Exp. 9/2036	Eversheds Sutherland (US) LLP Storage 3,094 SF Exp. 4/2033	Vacant CON-2 3,271 SF	Vacant CC1 1,799 SF	Vacant Storage 190 SF

VACANT | 2029 | 2033 | 2035 | 2036

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

56

Office – CBD 700 6th Street Northwest Washington, DC 20001	Collateral Asset Summary – Loan No. 3 700 6th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,197,000 63.0% 2.43x 19.3%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

57

Office – CBD 700 6th Street Northwest Washington, DC 20001	Collateral Asset Summary – Loan No. 3 700 6th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,197,000 63.0% 2.43x 19.3%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition	Property Type – Subtype:	Office - CBD
Borrower Sponsor(s):	FitzWalter Capital Partners (AIV) II, LP	Collateral:	Fee
Borrower(s):	700 6th St, LLC	Location:	Washington, DC
Original Balance:	$54,197,000	Year Built / Renovated:	2009 / NAP
Cut-off Date Balance:	$54,197,000	Property Management:	Cushman & Wakefield U.S., Inc. and Colonial Parking, Inc.
% by Initial UPB:	6.7%	Size:	304,947 SF
Interest Rate:	7.38000%	Appraised Value / Per SF:	$86,000,000 / $282
Note Date:	October 2, 2026	Appraisal Date:	September 8, 2026
Original Term:	120 months	Occupancy:	76.1% (as of October 1, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	79.4%
Original Amortization:	NAP	Underwritten NOI(3):	$10,442,065
Interest Only Period:	120 months	Underwritten NCF:	$9,847,208
First Payment Date:	November 6, 2026
Maturity Date:	October 6, 2036	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI(3):	$9,460,195 (TTM August 31, 2026)
Additional Debt Balance:	NAP	2025 NOI(4):	$9,245,340
Call Protection:	L(25),YM1(88),O(7)	2024 NOI(4):	$12,388,800
Lockbox / Cash Management:	Hard / Springing	2023 NOI:	$13,170,098

Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$178
Taxes:	$126,614	$126,614	NAP	Maturity Date Loan / SF:	$178
Insurance:	$9,317	$9,317	NAP	Cut-off Date LTV:	63.0%
Replacement Reserves:	$0	$5,082	NAP	Maturity Date LTV:	63.0%
TI/LC:	$0	$44,489	NAP	UW NOI DY:	19.3%
Other Reserves(2):	$3,845,865	Springing	NAP	UW NCF DSCR:	2.43x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$54,197,000	59.0%	Purchase Price	$79,500,000	86.5%
Borrower Sponsor Equity	29,877,874	32.5	Closing Costs	8,429,026	9.2
Other Sources(5)	7,835,948	8.5	Upfront Reserves	3,981,796	4.3
Total Sources	$91,910,822	100.0%	Total Uses	$91,910,822	100.0%
(1)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(2)	Other Reserves are comprised of an initial Monumental Sports & Entertainment (as defined below) free rent reserve of $3,845,865 and a springing termination fees reserve. See “Initial and Ongoing Reserves” below for further discussion.
(3)	The increase from Most Recent NOI to Underwritten NOI is primarily attributable to contractual rent steps of $322,786 and free rent attributable to Monumental Sports & Entertainment burning off.
(4)	The decrease from 2024 NOI to 2025 NOI is primarily attributable to free rent provided to Monumental Sports & Entertainment during the expansion of its leased premises, as well as two tenants vacating their respective spaces.
(5)	Other Sources are comprised of transfer/recordation tax credits, cash sweep credits, security deposits, an abatement credit, and operating cash.

The Loan. The third largest mortgage loan (the “700 6th Street Mortgage Loan”) is secured by the borrower’s fee interest in a 304,947 square foot office property located in Washington, D.C. (the “700 6th Street Property”). The 700 6th Street Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $54,197,000. The 700 6th Street Mortgage Loan was originated on October 2, 2026 by CREFI and accrues interest at a fixed rate of 7.38000% per annum on an Actual/360 basis. The 700 6th Street Mortgage Loan has a term of ten years and is interest-only for the full term. The scheduled maturity date of the 700 6th Street Mortgage Loan is October 6, 2036.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

58

Office – CBD 700 6th Street Northwest Washington, DC 20001	Collateral Asset Summary – Loan No. 3 700 6th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,197,000 63.0% 2.43x 19.3%

The Property. The 700 6th Street Property is a 12-story, 304,947 square foot, Class A office property located at 700 6th Street Northwest in Washington, D.C., directly adjacent to Capital One Arena. The 700 6th Street Property was originally constructed in 2009 and is LEED Platinum certified. The 700 6th Street Property is comprised of 285,590 square feet of office space, 10,821 square feet of concourse-level storage space and 8,536 square feet of ground-floor retail restaurant space. The 700 6th Street Property also features a four-level below-grade parking garage containing 150 parking spaces, resulting in a parking ratio of 0.49 spaces per 1,000 square feet. The 700 6th Street Property benefits from direct access to the Gallery Place-Chinatown Metro station, which serves the Red, Green and Yellow Metrorail lines and provides connectivity throughout the Washington, D.C. metropolitan area.

As of October 1, 2026, the 700 6th Street Property was 76.1% leased to Eversheds Sutherland (US) LLP ("Eversheds Sutherland"), DC Arena L.P. ("Monumental Sports & Entertainment"), a management office and three antenna tenants. As of the Cut-off Date, tenants at the 700 6th Street Property had been in occupancy for a weighted average of 12.7 years and had a weighted average lease term remaining of 7.7 years.

Major Tenants. The largest tenants based on underwritten base rent are Eversheds Sutherland and Monumental Sports & Entertainment.

Eversheds Sutherland (146,254 square feet; 48.0% of net rentable area; 68.5% of underwritten base rent). Eversheds Sutherland is a global law practice formed in 2017 through the combination of Eversheds LLP and Sutherland Asbill & Brennan LLP. According to the firm's website, Eversheds Sutherland maintains more than 70 offices across over 30 countries and provides legal services across a broad range of practice areas, including corporate and commercial, financial services, labor and employment, litigation and dispute resolution, intellectual property, real estate, tax, and energy and infrastructure. Eversheds Sutherland has been a tenant at the 700 6th Street Property since January 2010 and has a current lease term through April 2033 with one, five-year renewal option and no termination options remaining.

Monumental Sports & Entertainment (85,669 square feet; 28.1% of net rentable area; 31.0% of underwritten base rent). Founded in 2010, Monumental Sports & Entertainment is a sports and entertainment company that owns and operates eight professional sports teams and five venues including the Washington Capitals of the National Hockey League, the Washington Wizards of the National Basketball Association, the Washington Mystics of the Women's National Basketball Association, and the Capital One Arena. Monumental Sports & Entertainment has been a tenant at the 700 6th Street Property since October 2016 and has expanded its occupancy from approximately 7,988 square feet to 85,669 square feet. Monumental Sports & Entertainment has a current lease term through September 2036 with two, five-year renewal options. Monumental Sports & Entertainment has the one time right to terminate all or a portion of its lease effective as of September 30, 2031, provided it gives 18 months’ prior written notice and pays a termination fee.

The following table presents certain information relating to the tenants at the 700 6th Street Property:

Tenant Summary(1)
Tenant	Credit Rating (Fitch / S&P / Moody’s)	Net Rentable Area (SF)	% of Portfolio Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Portfolio U/W Base Rent	Lease Expiration	Term. Option (Y/N)	Renewal Option
Eversheds Sutherland (US) LLP(2)	NR/NR/NR	146,254	48.0%	$11,784,591	$80.58	68.5%	4/30/2033	N	1 x 5yr
Monumental Sports & Entertainment(3)	NR/NR/NR	85,669	28.1%	$5,330,894	$62.23	31.0%	9/30/2036	Y(4)	2 x 5yr
Other(5)	Various(5)	0	0.0%	$100,025	$0.00	0.6%	Various(6)	Various(6)	Various(6)
Total Occupied		231,923	76.1%	$17,215,510	$74.23	100.0%
Vacant		73,024	23.9%
Total		304,947	100.0%
(1)	Based on the underwritten rent roll dated October 1, 2026 and inclusive of $322,786 of contractual rent steps through October 1, 2027.
(2)	Eversheds Sutherland (US) LLP includes 143,160 square feet of office space leased at $81.58 PSF (46.9% of total NRA and 67.8% of total underwritten rent) and 3,094 square feet of storage space leased at $34.13 PSF (1.0% of total NRA and 0.6% of total underwritten rent).
(3)	Monumental Sports & Entertainment includes 81,403 square feet of office space leased at $64.62 PSF (26.7% of total NRA and 30.6% of total underwritten rent) and 4,266 square feet of storage space leased at $16.56 PSF (1.4% of total NRA and 0.4% of total underwritten rent).
(4)	Monumental Sports & Entertainment has the one time right to terminate all or a portion of its leased premises effective as of September 30, 2031 upon 18 months’ prior written notice and payment of a termination fee.
(5)	Other tenants include a management office for which $53,491 of underwritten rent is attributable, as well as three antenna tenants for which $46,534 of underwritten rent is attributable: T-Mobile Northeast LLC (BBB+/BBB+/NR), Crown Castle Fiber LLC (NR/NR/NR), and Level 3 Communications, LLC (NR/NR/NR).
(6)	T-Mobile Northeast LLC has a lease expiration of December 31, 2035 and has two, five-year renewal options and a right to terminate their lease upon six months’ written notice and payment of a termination fee. Crown Castle Fiber LLC has a lease expiration of May 31, 2029, with one, five-year renewal option and no termination options. Level 3 Communications LLC has a lease expiration of May 31, 2029 and no renewal options or termination options.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

59

Office – CBD 700 6th Street Northwest Washington, DC 20001	Collateral Asset Summary – Loan No. 3 700 6th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,197,000 63.0% 2.43x 19.3%

The following table presents certain information relating to the lease rollover schedule at the 700 6th Street Property:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned NRA	% of Owned NRA	Cumulative % of Owned NRA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2026 & MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	0	0.0%	0.0%	$0	0.0%	$0.00	0
2028	0	0.0%	0.0%	$0	0.0%	$0.00	0
2029(3)	0	0.0%	0.0%	$15,934	0.1%	$0.00	2
2030	0	0.0%	0.0%	$0	0.0%	$0.00	0
2031	0	0.0%	0.0%	$0	0.0%	$0.00	0
2032	0	0.0%	0.0%	$0	0.0%	$0.00	0
2033	146,254	48.0%	48.0%	$11,784,591	68.5%	$80.58	1
2034	0	0.0%	48.0%	$0	0.0%	$0.00	0
2035(4)	0	0.0%	48.0%	$30,600	0.2%	$0.00	1
2036 & Beyond	85,669	28.1%	76.1%	$5,330,894	31.0%	$62.23	1
Other(5)	0	0.0%	76.1%	$53,491	0.3%	$0.00	1
Vacant	73,024	23.9%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	304,947	100.0%		$17,215,510	100.0%	$74.23	6
(1)	Based on the underwritten rent roll dated October 1, 2026 and inclusive of $322,786 of contractual rent steps through October 1, 2027.
(2)	Certain leases may have termination options that are exercisable prior to the originally stated expiration date of the lease and that are not considered in this Lease Rollover Schedule.
(3)	2029 includes two antenna leases which account for 0 SF of NRA and $15,934 of UW Base Rent.
(4)	2035 includes one antenna lease which accounts for 0 SF of NRA and $30,600 of UW Base Rent.
(5)	Other includes a management office which accounts for 0 SF of NRA and $53,491 of UW Base Rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

60

Office – CBD 700 6th Street Northwest Washington, DC 20001	Collateral Asset Summary – Loan No. 3 700 6th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,197,000 63.0% 2.43x 19.3%

The following table presents certain information relating to the historical operating performance and underwritten net cash flow at the 700 6th Street Property:

Cash Flow Analysis(1)
	2023	2024(2)	2025(2)	TTM 8/31/2026(3)	U/W(3)	U/W Per SF
Base Rent	$18,093,435	$18,160,693	$15,781,831	$15,935,029	$16,892,724	$55.40
Contractual Rent Steps	0	0	0	0	322,786	$1.06
Potential Income from Vacant Space	0	0	0	0	4,826,947	$15.83
Gross Potential Rent	$18,093,435	$18,160,693	$15,781,831	$15,935,029	$22,042,457	$72.28
Reimbursements	2,638,654	1,464,677	779,013	789,761	1,319,546	$4.33
Total Gross Income	$20,732,089	$19,625,370	$16,560,845	$16,724,790	$23,362,003	$76.61
Parking	$515,014	$516,629	$383,100	$386,969	$424,909	$1.39
Other Income(4)	52,424	124,095	21,318	29,993	29,993	$0.10
(Vacancy / Credit Loss)	0	0	0	0	(4,826,947)	($15.83)
Effective Gross Income	$21,299,527	$20,266,094	$16,965,263	$17,141,752	$18,989,957	$62.27

Management Fee	$360,086	$348,180	$286,058	$284,857	$569,699	$1.87
Real Estate Taxes	3,607,636	3,618,522	3,411,449	3,383,713	3,862,213	$12.67
Insurance	177,706	157,165	129,188	116,530	106,477	$0.35
Repairs & Maintenance	1,094,926	809,015	927,760	927,864	927,864	$3.04
Utilities	717,663	680,137	736,092	820,713	820,713	$2.69
Other Expenses(5)	2,171,412	2,264,275	2,229,376	2,147,878	2,260,925	$7.41
Total Expenses	$8,129,429	$7,877,294	$7,719,922	$7,681,557	$8,547,892	$28.03

Net Operating Income	$13,170,098	$12,388,800	$9,245,340	$9,460,195	$10,442,065	$34.24
Replacement Reserves	0	0	0	0	60,989	$0.20
Normalized TI/LC	0	0	0	0	533,868	$1.75
Net Cash Flow	$13,170,098	$12,388,800	$9,245,340	$9,460,195	$9,847,208	$32.29

Occupancy (%)	99.5%	85.7%	77.4%	81.6%	79.4%(6)
NCF DSCR	3.25x	3.05x	2.28x	2.33x	2.43x
NOI Debt Yield	24.3%	22.9%	17.1%	17.5%	19.3%
(1)	Based on the underwritten rent roll dated October 1, 2026 and inclusive of $322,786 of contractual rent steps through October 1, 2027.
(2)	The decrease from 2024 Net Operating Income to 2025 Net Operating Income is primarily attributable to free rent provided to Monumental Sports & Entertainment during the expansion of its leased premises, as well as two tenants vacating their respective spaces.
(3)	The increase from TTM 8/31/2026 Net Operating Income to U/W Net Operating Income is primarily attributable to contractual rent steps of $322,786 and free rent attributable to Monumental Sports & Entertainment burning off.
(4)	Other Income consists of after-hours utility charges.
(5)	Other Expenses includes cleaning, contract services, general operating expenses, general and administrative, reimbursable janitorial supplies, window cleaning contract, trash removal, and general building amenities and repairs expenses, common area cleaning expenses, and non-reimbursable tenant retention, legal and professional fees, insurance proceeds.
(6)	Represents Economic Occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

61

Office – CBD 700 6th Street Northwest Washington, DC 20001	Collateral Asset Summary – Loan No. 3 700 6th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,197,000 63.0% 2.43x 19.3%

Appraisal. The 700 6th Street Property had an “as-is” appraised value of $86,000,000 as of September 8, 2026.

700 6th Street Appraised Value(1)
Property	Value	Capitalization Rate
700 6th Street	$86,000,000	11.00%
(1)	Source: Appraisal.

Environmental Matters. According to a Phase I environmental report dated September 14, 2026, there was no evidence of any recognized environmental conditions at the 700 6th Street Property.

The Market. The 700 6th Street Property is located at 700 6th Street Northwest in Washington, D.C.'s East End/Chinatown neighborhood directly adjacent to Capital One Arena. The 700 6th Street Property is located in proximity to several demand generators, including the Walter E. Washington Convention Center, CityCenterDC, the National Portrait Gallery, the Smithsonian American Art Museum, Union Station and the National Mall. The 700 6th Street Property benefits from direct access to the Gallery Place-Chinatown Metro station, which serves the Red, Green and Yellow Metrorail lines, as well as nearby access to Interstate 395 and New York Avenue NW.

According to a third-party market research report, the 700 6th Street Property is located in the East End office submarket of Washington, D.C. As of October 21, 2026, the East End office submarket had a total inventory of 52,888,115 square feet, an overall vacancy rate of 22.7%, and market asking rent of $60.53 per square foot.

According to the appraisal, the 2025 population within a one-, three- and five-mile radius of the 700 6th Street Property was 53,927, 390,749 and 849,890, respectively. The 2025 average household income within the same radii was $164,589, $179,149 and $168,394, respectively.

The following table presents information relating to comparable office leases for the 700 6th Street Property:

Comparable Office Rental Summary(1)
Property Name / Location	Distance from Subject	Year Built / Renovated	Tenant	Suite Size (SF)	Lease Commencement	Lease Term (Yrs)	Base Rent (PSF)
700 6th Street	-	2009 / NAP	Monumental Sports & Entertainment	81,403 SF(2)	Various(2)(3)	15.7(2)	$63.04(2)
Washington, DC
Mount Vernon Place	0.4 mi	2017 / NAP	Baylor University	2,410 SF	Sep-24	3.8	$53.00
Washington, DC
Liberty Place	0.4 mi	1991 / 2015	Johns Hopkins University	13,944 SF	Jan-26	4.3	$58.00
Washington, DC
The Atlantic Building	0.4 mi	2006 / NAP	LPL Financial	4,422 SF	Sep-25	7.8	$51.50
Washington, DC
1155 F	0.5 mi	2009 / 2020	Fenwick & West	20,966 SF	Jan-26	12.2	$54.50
Washington, DC
The Greyhound Office Building	0.5 mi	1991 / NAP	Keller and Heckman	57,186 SF	May-27	12.5	$72.00
Washington, DC
1050 K Street	0.6 mi	2008 / NAP	Kaplan Hecker & Fink	5,997 SF	Mar-26	11.5	$48.00
Washington, DC
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated October 1, 2026. Base Rent (PSF) excludes rent steps and does not include the storage space that Monumental Sports & Entertainment occupies at the 700 6th Street Property.
(3)	Monumental Sports & Entertainment has various lease commencement dates between October 1, 2016 and September 1, 2025.

The Borrower and the Borrower Sponsor. The borrower is 700 6th St, LLC, a Delaware limited liability company and special purpose entity with one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 700 6th Street Mortgage Loan.

The non-recourse carveout guarantors are Gordon Fraley, Isaac Metzger, Keith Page, and David Light. The borrower sponsor is FitzWalter Capital Partners (AIV) II, LP (“FitzWalter Capital”). Founded in 2020 by former Macquarie executives, FitzWalter Capital is a global private investment firm with offices in London, New York and Hamburg that invests across real estate, businesses, renewables, aircraft, and other hard assets.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

62

Office – CBD 700 6th Street Northwest Washington, DC 20001	Collateral Asset Summary – Loan No. 3 700 6th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,197,000 63.0% 2.43x 19.3%

Property Management. The 700 6th Street Property is managed by Cushman & Wakefield U.S., Inc., a third-party property management company. The parking component of the 700 6th Street Property is managed by Colonial Parking, Inc., a third party parking operator.

Initial and Ongoing Reserves. At origination of the 700 6th Street Mortgage Loan, the borrower deposited approximately: (i) $126,614 into a real estate tax reserve, (ii) $9,317 into an insurance reserve, and (iii) $3,845,865 into a free rent and termination fee reserve on account of free rent owed to Monumental Sports & Entertainment.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the annual estimated tax payments that the lender estimates will be payable over the next ensuing 12-months (initially estimated to be approximately $126,614).

Insurance Reserve –The borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies (initially estimated to be approximately $9,317).

Replacement Reserve – On each monthly payment date, the borrower is required to deposit approximately $5,082 for replacements to the 700 6th Street Property.

TI/LC Reserve – On each monthly payment date, the borrower is required to deposit approximately $44,489 into a leasing reserve for future tenant improvements and leasing commissions.

Free Rent and Termination Fee Reserve – Within five days of Monumental Sports & Entertainment’s exercise of a full or partial termination of its lease, the borrower is required to deposit any termination fees, penalties and/or other sums paid by Monumental Sports & Entertainment into the free rent and termination fee reserve to be held as additional collateral for the 700 6th Street Mortgage Loan.

Lockbox / Cash Management. The 700 6th Street Mortgage Loan is structured with a hard lockbox and springing cash management. The borrower was required to establish a lender-controlled lockbox account on the origination date and was required to deliver direction letters to each tenant at the 700 6th Street Property directing them to pay rent and other sums due to the lockbox account. The borrower is required to deposit (or cause the property manager to deposit), within five business days of receipt, all revenue derived from the 700 6th Street Property and received by the borrower or property manager into the lender-controlled lockbox account. All funds deposited into the lockbox account are required to be transferred on each business day to or at the direction of the borrower unless a Trigger Period (as defined below) exists and the lender elects, in its sole and absolute discretion, to deliver a restricted account notice, in which case all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed in accordance with the 700 6th Street Mortgage Loan documents. All excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the 700 6th Street Mortgage Loan documents are required to (i) to the extent that a Trigger Period exists, be held by the lender in an excess cash flow reserve account as additional collateral for the 700 6th Street Mortgage Loan or (ii) to the extent that no Trigger Period exists, be disbursed to the borrower; provided, however, that during a Trigger Period caused solely by a Specified Tenant Trigger Period (as defined below), all excess cash flow funds are required to be disbursed to the borrower to pay for approved operating and extraordinary expenses, capital expenditures, tenant improvement costs and leasing commissions; provided, further, that at all times that the ST Cap Condition (as defined below) is satisfied, any excess cash flow funds are required to be disbursed to the borrower. Upon the cure of all Trigger Periods, provided no event of default is continuing, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under the 700 6th Street Mortgage Loan documents, the lender may apply funds to the 700 6th Street Mortgage Loan in such priority as it may determine.

“Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio falling below 1.50x as of the last day of any calendar quarter and (iii) the commencement of a Specified Tenant Trigger Period; and (B) expiring upon, with regard to any Trigger Period commenced in connection with (x) clause (A)(i) above, the cure (if applicable) of such event of default, (y) clause (A)(ii) above, the date that the debt service coverage ratio is equal to or greater than 1.55x for two consecutive calendar quarters, and (z) clause (A)(iii) above, the expiration of the applicable Specified Tenant Trigger Period.

“Specified Tenant Trigger Period” means a period:

(A) commencing upon the first to occur of (i) a Specified Tenant (as defined below) being in monetary or material non-monetary default under the applicable lease beyond applicable notice and cure periods, (ii) other than in connection with a permitted go dark event, a Specified Tenant failing to be in actual, physical possession of the applicable space that is being leased to such Specified Tenant, (iii) other than in connection with a permitted go dark event, a Specified Tenant failing to be open for business in accordance with the applicable lease and/or “going dark” in the applicable space that is being leased to such Specified Tenant, (iv) a Specified Tenant giving

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

63

Office – CBD 700 6th Street Northwest Washington, DC 20001	Collateral Asset Summary – Loan No. 3 700 6th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,197,000 63.0% 2.43x 19.3%

written notice that it is terminating its lease for all, or any portion in excess of 25% of the rentable square footage leased to such Specified Tenant, (v) other than a termination under the foregoing clause (iv), any termination or cancellation of any Specified Tenant’s lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or any Specified Tenant’s lease failing to otherwise be in full force and effect, (vi) any bankruptcy or similar insolvency of a Specified Tenant and (vii) a Specified Tenant failing to extend or renew the applicable lease on or prior to the earlier of (a) the deadline set forth in such lease, and (b) the applicable extension deadline in accordance with the applicable terms and conditions thereof for the applicable Specified Tenant’s renewal term; and

(B) expiring upon the first to occur of the lender’s receipt of evidence reasonably acceptable to the lender of (1) the satisfaction of the applicable Specified Tenant Cure Conditions (as defined below); (2) the borrower leasing 75% or more of the entire Specified Tenant’s space pursuant to one or more leases in accordance with the applicable terms and conditions in the 700 6th Street Mortgage Loan documents, the applicable tenant(s) under such lease(s) being in actual, physical occupancy of the space demised under its lease, all contingencies to effectiveness of each such lease have expired or been satisfied, each such lease has commenced and a rent commencement date has been established and, as reasonably determined by the lender, after crediting amounts already on deposit in the TI/LC Reserve account described under “Initial and Ongoing Reserves” and in the excess cash flow account, the borrower has deposited into such TI/LC Reserve to be held and disbursed in accordance with the terms of the 700 6th Street Mortgage Loan documents, tenant improvement allowances, free and gap rent and any other amounts payable by the borrower to the tenant under the applicable lease; or (3) the ST Cap Condition is satisfied with respect to the applicable Specified Tenant lease.

“Specified Tenant Cure Conditions” means, each of the following, as applicable: (i) with respect to clause (A)(i) of the definition of “Specified Tenant Trigger Period”, the applicable Specified Tenant has cured all such defaults under the applicable Specified Tenant’s lease, (ii) with respect to clauses (A)(ii) or (iii) of the definition of “Specified Tenant Trigger Period”, unless a permitted go dark event is ongoing with respect to the applicable Specified Tenant, the applicable Specified Tenant is (x) in actual, physical possession of the applicable space that is being leased to such Specified Tenant and (y) open for business in accordance with the applicable Specified Tenant’s lease and not “dark” in the applicable space that is being leased to such Specified Tenant, (iii) with respect to clause (A)(iv) of the definition of “Specified Tenant Trigger Period”, the applicable Specified Tenant has revoked or rescinded all termination or cancellation notices with respect to the applicable Specified Tenant’s lease and has re-affirmed that the applicable lease is in full force and effect, (iv) with respect to clause (A)(vii) of the definition of “Specified Tenant Trigger Period”, the applicable Specified Tenant has renewed or extended the applicable lease in accordance with the terms thereof for the applicable Specified Tenant’s renewal term, and (v) with respect to clauses (A)(v) or (A)(vi) of the definition of “Specified Tenant Trigger Period”, with respect to any applicable bankruptcy or insolvency proceedings involving the applicable Specified Tenant and/or the applicable Specified Tenant’s lease, the applicable Specified Tenant is no longer subject to any bankruptcy or insolvency proceedings and has affirmed the applicable Specified Tenant’s lease pursuant to final, non-appealable order of a court of competent jurisdiction.

“Specified Tenant” means, as applicable, (i) Eversheds Sutherland, together with any successors and/or assigns thereof, (ii) any replacement lessee occupying (together with any of its affiliates) 75% or more of Eversheds Sutherland’s space or paying rent in an amount equal to 75% or more of the rent payable by Eversheds Sutherland, and (iii) any guarantor(s) of the applicable Specified Tenant.

“ST Cap Condition” means that the total amount in (i) the excess cash flow reserve and (ii) the TI/LC Reserve account described under “Initial and Ongoing Reserves”, in the aggregate, is equal to or greater than (x) $100, multiplied by (y) the number of leasable square feet demised (prior to giving effect to any full or partial termination thereof) pursuant to the applicable Specified Tenant’s lease with respect to which the applicable Specified Tenant Trigger Period occurred.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

64

Retail – Outlet Center 7624 West Reno Avenue Oklahoma City, OK 73127	Collateral Asset Summary – Loan No. 4 OKC Outlets	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,170,000 65.2% 2.13x 15.6%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

65

Retail – Outlet Center 7624 West Reno Avenue Oklahoma City, OK 73127	Collateral Asset Summary – Loan No. 4 OKC Outlets	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,170,000 65.2% 2.13x 15.6%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

66

Retail – Outlet Center 7624 West Reno Avenue Oklahoma City, OK 73127	Collateral Asset Summary – Loan No. 4 OKC Outlets	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,170,000 65.2% 2.13x 15.6%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

67

Retail – Outlet Center 7624 West Reno Avenue Oklahoma City, OK 73127	Collateral Asset Summary – Loan No. 4 OKC Outlets	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,170,000 65.2% 2.13x 15.6%
Mortgage Loan Information		Property Information
Loan Sellers:	Barclays, GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition	Property Type – Subtype:	Retail - Outlet Center
Borrower Sponsor(s):	LSG Enterprises LLC	Collateral:	Fee
Borrower(s):	OKC Outlet Associates LLC	Location:	Oklahoma City, OK
Original Balance:	$52,170,000	Year Built / Renovated:	2011-2014 / NAP
Cut-off Date Balance:	$52,170,000	Property Management:	Lightstone Commercial Management Limited Liability Company
% by Initial UPB:	6.5%	Size:	394,280 SF
Interest Rate:	6.81700%	Appraised Value (As Is) / Per SF:	$80,000,000 / $203
Note Date:	August 21, 2026	Appraisal Date:	July 20, 2026
Original Term:	120 months	Occupancy(3):	96.9% (as of August 20, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	95.0%
Original Amortization:	NAP	Underwritten NOI:	$8,136,106
Interest Only Period:	120 months	Underwritten NCF:	$7,682,684
First Payment Date:	October 6, 2026
Maturity Date:	September 6, 2036	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$8,194,391 (TTM April 30, 2026)
Additional Debt Balance:	NAP	2025 NOI:	$8,046,355
Call Protection:	L(26),D(87),O(7)	2024 NOI:	$8,166,287
Lockbox / Cash Management:	Springing / Springing	2023 NOI:	$8,657,831
Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$132
Taxes:	$620,068	$88,581	NAP	Maturity Date Loan / SF:	$132
Insurance:	$3,989	$1,994	NAP	Cut-off Date LTV:	65.2%
Replacement Reserves:	$0	$4,929	NAP	Maturity Date LTV:	65.2%
TI/LC:	$1,000,000	Springing	NAP	UW NOI DY:	15.6%
Immediate Repairs:	$38,225	$0	NAP	UW NCF DSCR:	2.13x
Other Reserves(2):	$417,091	Springing	NAP
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$52,170,000	63.9%	Purchase Price(4)	$77,284,145	94.6%
Borrower Sponsor Equity:	29,506,952	36.1	Closing Costs	2,313,435	2.8
			Upfront Reserves	2,079,372	2.5
Total Sources	$81,676,952	100.0%	Total Uses	$81,676,952	100.0%
(1)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(2)	Other Reserves are comprised of outstanding landlord obligations, including certain free and tenant improvement allowances.
(3)	Occupancy includes temporary tenants. Excluding temporary tenants, the occupancy as of the August 20, 2026 rent roll was 82.7%.
(4)	The purchase price excludes the non-collateral BJ’s parcel that the borrower sponsor also acquired, with an allocated a value of $2,715,855, resulting in a total combined purchase price of $80,000,000.

The Loan. The fourth largest mortgage loan (the “OKC Outlets Mortgage Loan”) has an outstanding principal balance as of the Cut-off Date of $52,170,000 and is secured by a first mortgage lien on the borrower’s fee interest in a 394,280 square foot open-air outlet center property located in Oklahoma City, OK (the “OKC Outlets Property”). The OKC Outlets Mortgage Loan has a 10-year term, is interest-only for the entire term and accrues interest at a fixed rate of 6.81700% per annum on an Actual/360 basis. The scheduled maturity date of the OKC Outlets Mortgage Loan is September 6, 2036.

The Property. The OKC Outlets Property is comprised of 10 one-story buildings totaling 394,280 square feet. Built in phases between 2011 and 2014, the OKC Outlets Property is 96.9% leased to more than 110 tenants as of August 2026, none of which account for greater than 4.7% of total square footage or 6.0% of total underwritten gross rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

68

Retail – Outlet Center 7624 West Reno Avenue Oklahoma City, OK 73127	Collateral Asset Summary – Loan No. 4 OKC Outlets	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,170,000 65.2% 2.13x 15.6%

Major Tenants.

Nike Factory Store (18,407 square feet; 4.7% of net rentable area; 6.0% of underwritten base rent). Nike Factory Store (S&P: A/Moody’s: A2) offers Nike performance products and athletic wear at discounted prices. Nike operates different types of retail stores, and the primary difference between a Nike store and a Nike Factory outlet lies in the types of products they offer and their pricing. Nike factory outlet stores often sell products from previous seasons or with minor imperfections, such as cosmetic blemishes or discontinued styles. Nike factory outlet stores provide an opportunity to purchase Nike products at lower prices compared to regular retail stores. Discounts range from 20% to 50% off regular retail prices. The tenant has been in occupancy at the OKC Outlets Property since 2012 and recently signed a 4,418 SF expansion and five-year lease extension. The tenant pays a minimum rent of $25.50/SF through January 2032. The lease includes an ongoing co-tenancy provision requiring at least 80% of the center GLA to be occupied and open, including two super key tenants and five additional key tenants. If the requirement is not met, the tenant may pay the lesser of 3.0% of gross sales or minimum rent until cured. Nike Factory Store reported TTM sales as of April 2026 of approximately $15.7 million ($851/SF) and is currently paying full minimum rent.

Old Navy Factory Store (10,869 square feet; 2.8% of net rentable area; 2.8% of underwritten base rent). Old Navy Factory is an outlet division owned and operated by Old Navy, an American clothing and accessories retailing company owned by multinational corporation Gap Inc. It has corporate operations in the Mission Bay neighborhood of San Francisco, California. Old Navy offers clothing and accessories for men, women, children, and babies. Old Navy Factory has been in occupancy at the OKC Outlets Property since 2016 and pays a minimum rent of $19.00/SF through November 2028 with a scheduled increase to $20.00/SF in December 2026. The tenant is required to pay a percentage rent equal to 3.0% of annual gross sales above a natural breakpoint of approximately $7.25 million. Old Navy reported TTM sales as of April 2026 of approximately $4.3 million ($393/SF), which remained below the percentage rent breakpoint; therefore, no percentage rent was payable.

Adidas America (10,611 square feet; 2.7% of net rentable area; 3.0% of underwritten base rent). Adidas America (S&P: A/Moody’s: A3) is a subsidiary of German multinational sportswear company Adidas AG, headquartered in Herzogenaurach, Germany. Adidas America has been in occupancy at the OKC Outlets Property since 2021 and recently signed a three-year lease extension through January 2030. The tenant pays a minimum rent of $20.26/SF through January 2027, with a scheduled increase to $22.50/SF in February 2027. During the extended term, commencing February 1, 2027, the tenant is required to pay a percentage rent equal to 6.0% of annual gross sales above a natural breakpoint of approximately $4.0 million. Adidas America reported TTM sales as of April 2026 of approximately $3.6 million ($342/SF).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

69

Retail – Outlet Center 7624 West Reno Avenue Oklahoma City, OK 73127	Collateral Asset Summary – Loan No. 4 OKC Outlets	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,170,000 65.2% 2.13x 15.6%

The following table presents certain information relating to the tenants at the OKC Outlets Property:

Top Tenant Summary(1)(2)
Tenant	Ratings Moody’s/S&P/Fitch(3)	Net Rentable Area (SF)	% of Total NRA	UW Base Rent(4)	UW Base Rent PSF(4)	% of Total UW Base Rent(4)	Lease Exp. Date	Renewal Options	Termination Option (Y/N)
Nike Factory Store	A2/A/NR	18,407	4.7%	$469,379	$25.50	6.0%	1/31/2032	1 x 5yr	Y(5)
Old Navy Factory Store	NR/NR/NR	10,869	2.8%	$217,380	$20.00	2.8%	11/30/2028	1 x 5yr	Y(6)
Adidas America	A3/A/NR	10,611	2.7%	$238,748	$22.50	3.0%	1/31/2030	None	N
Columbia Sportswear	NR/NR/NR	8,532	2.2%	$220,865	$25.89	2.8%	1/31/2033	None	Y(7)
Under Armour	B1/BB-/NR	8,387	2.1%	$328,294	$39.14	4.2%	6/30/2027	None	Y(8)
Gap Outlet	Ba2/BB+/NR	8,303	2.1%	$115,578	$13.92	1.5%	8/31/2028	None	Y(9)
American Eagle Outfitters	NR/NR/NR	8,294	2.1%	$234,803	$28.31	3.0%	1/31/2033	None	Y(10)
Rally House	NR/NR/NR	8,268	2.1%	$165,360	$20.00	2.1%	4/30/2033	None	N
Tommy Hilfiger	NR/NR/NR	7,507	1.9%	$100,000	$13.32	1.3%	1/31/2029	None	N
North Face Outlet	Ba2/BB/NR	7,398	1.9%	$316,227	$42.74	4.0%	9/30/2028	None	Y(11)
Top 10 Tenants		96,576	24.5%	$2,406,634	$24.92	30.5%
Other Tenants		285,419	72.4%	$5,476,891	$19.19	69.5%
Occupied Collateral Total		381,995	96.9%	$7,883,525	$20.64	100.0%
Vacant Space		12,285	3.1%
Collateral Total		394,280	100.0%
(1)	Based on the underwritten rent roll as of August 20, 2026 inclusive of rent steps through September 30, 2027.
(2)	Crown Vanity – Yellow Tags Outlet (12,071 SF) and Polo Ralph Lauren (10,191 SF) were omitted from the top tenant summary table above as neither contributes to UW base rent. Crown Vanity – Yellow Tags Outlet pays minimum rent of $109,200 for the lease term, which is included in the specialty leasing revenue line item, plus percentage rent equal to 10% of annual gross sales above a $900,000 sales breakpoint, which was not achieved during the April 2026 TTM period. Polo Ralph Lauren’s lease is structured without a minimum base rent and instead provides for percentage rent in lieu of base rent (separate line item) equal to 3.0% of annual gross sales up to and including $700/SF, equating to $135,496 based on April 2026 TTM sales. Polo Ralph Lauren has a termination option in the event of an ongoing co-tenancy failure (less than 85% GLA and 4 of 7 required tenants) after 90 days. The tenant also has a termination option within 60 days if the annual gross sales fall below the minimum threshold of $500/SF. The April 2026 T12 sales were $443/SF; however, the tenant executed a 5-year renewal in May 2026 through January 2032 and has not exercised a termination right as of origination of the OKC Outlets Mortgage Loan.
(3)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(4)	The UW Base Rent, UW Base Rent PSF, and % of Total UW Base Rent are based on in-place income and do not reflect gross potential rents for the vacant spaces.
(5)	Nike Factory Store has a termination option in the event of an ongoing co-tenancy failure (less than 80% GLA plus certain key tenant requirements) after paying substitute rent for 12 months.
(6)	Old Navy Factory Store has a termination option in the event of an ongoing co-tenancy failure (less than 75% GLA of the shopping center and at least 6 key stores are open for business) after 180 days.
(7)	Columbia Sportswear has a termination option in the event of an ongoing co-tenancy failure (less than 75% shopping center occupancy) after 12 months. Additionally, the tenant has the right to terminate the lease if annual gross sales are less than $3.0 million during the measurement period from February 1, 2027 through January 31, 2028, upon at least 90 days' written notice given within 60 days after the end of the measurement period.
(8)	Under Armour has a termination option in the event of an ongoing co-tenancy failure (less than 65% shopping center occupancy) after 180 days.
(9)	Gap Outlet has a termination option in the event of an ongoing co-tenancy failure (less than 75% GLA and 6 of 10 key stores) after 6 months.
(10)	American Eagle Outfitters has a termination option in the event of an ongoing co-tenancy failure (less than 75% shopping center occupancy) after 12 months.
(11)	North Face Outlet may pay the lesser of (i) 5.0% of annual gross sales or (ii) its base rent, in the event of an ongoing co-tenancy failure (less than 75% GLA) after 90 days. If the failure continues for 12 months, the tenant may terminate with 60 days’ notice.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

70

Retail – Outlet Center 7624 West Reno Avenue Oklahoma City, OK 73127	Collateral Asset Summary – Loan No. 4 OKC Outlets	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,170,000 65.2% 2.13x 15.6%

The following table presents certain information relating to the lease rollover schedule at the OKC Outlets Property, based on initial lease expiration dates:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2026 & MTM	16,959	4.3%	$56,367	0.7%	$3.32	17
2027	102,963	26.1%	$1,705,463	21.6%	$16.56	33
2028	76,236	19.3%	$1,718,205	21.8%	$22.54	17
2029	48,079	12.2%	$839,496	10.6%	$17.46	11
2030	19,640	5.0%	$600,449	7.6%	$30.57	7
2031	29,152	7.4%	$939,707	11.9%	$32.23	11
2032	41,021	10.4%	$750,844	9.5%	$18.30	5
2033	39,256	10.0%	$1,010,535	12.8%	$25.74	6
2034	4,889	1.2%	$164,609	2.1%	$33.67	2
2035	0	0.0%	$0	0.0%	$0.00	1
2036	3,800	1.0%	$97,850	1.2%	$25.75	2
2037 & Thereafter	0	0.0%	$0	0.0%	$0.00	5
Vacant	12,285	3.1%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	394,280	100.0%	$7,883,525	100.00%	$20.64	117
(1)	Based on the underwritten rent roll as of August 20, 2026, inclusive of rent steps through September 30, 2027.
(2)	There are nine temporary tenants with specialty licensing agreements expiring in 2027 that are included in the table above for the year ending December 31, 2027.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

71

Retail – Outlet Center 7624 West Reno Avenue Oklahoma City, OK 73127	Collateral Asset Summary – Loan No. 4 OKC Outlets	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,170,000 65.2% 2.13x 15.6%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the OKC Outlets Property:

Cash Flow Analysis(1)
	2023	2024	2025	TTM (4/30/2026)	Underwritten	Per Square Foot
Total Leased Rent	$9,898,454	$9,705,308	$9,326,491	$9,475,278	$9,579,594	$24.30
Vacancy Gross Up	0	0	0	0	312,164	$0.79
Gross Potential Rent	$9,898,454	$9,705,308	$9,326,491	$9,475,278	$9,891,758	$25.09
Total Reimbursements	2,094,176	1,861,459	2,209,478	2,245,686	2,393,210	$6.07
Other Income	441,815	405,452	439,246	424,893	424,893	$1.08
Net Rental Income	$12,434,444	$11,972,218	$11,975,215	$12,145,857	$12,709,861	$32.24
(Vacancy Gross Up)	0	0	0	0	635,493	$1.61
Effective Gross Income	$12,434,444	$11,972,218	$11,975,215	$12,145,857	$12,074,368	$30.62
Real Estate Taxes	1,145,129	1,166,180	1,161,523	1,168,729	1,062,973	$2.70
Insurance	198,212	211,604	181,563	167,746	220,126	$0.56
Management Fee	214,589	194,394	246,562	245,092	362,231	$0.92
Other Expenses(2)	2,218,684	2,233,753	2,339,212	2,369,899	2,292,932	$5.82
Total Expenses	$3,776,614	$3,805,931	$3,928,860	$3,951,466	$3,938,262	$9.99
Net Operating Income	$8,657,831	$8,166,287	$8,046,355	$8,194,391	$8,136,106	$20.64
Capital Expenditures	0	0	0	0	59,142	$0.15
TI/LC	0	0	0	0	394,280	$1.00
Net Cash Flow	$8,657,831	$8,166,287	$8,046,355	$8,194,391	$7,682,684	$19.49

Occupancy	96.2%(3)	95.8%(3)	94.3%(3)	94.3%(3)	95.0%(4)
NOI Debt Yield	16.60%	15.65%	15.42%	15.71%	15.60%
NCF DSCR	2.40x	2.26x	2.23x	2.27x	2.13x
(1)	Based on the underwritten rent roll as of August 20, 2026 inclusive of rent steps through September 30, 2027.
(2)	Other Expenses include Repairs & Maintenance, Marketing, General & Administrative, Security, Utilities, and non-recoverable expenses.
(3)	Historical occupancies reported in the table above include temporary tenants and reflect annual average occupancy measurements. Historical occupancies excluding temporary tenants were 87.3% (12/31/2023), 82.8% (12/31/2024), and 81.8% (12/31/2025). Because the seller did not consistently track temporary versus permanent tenant occupancy on a historical basis, these occupancy figures excluding temporary tenants are based on available point-in-time occupancy snapshots and therefore may not exactly reconcile to the annual average occupancy measurements.
(4)	Underwritten occupancy of 95% reflects economic occupancy, assuming a 5.0% vacancy factor. Physical occupancy was 96.9% as of the August 20, 2026 rent roll. Physical occupancy excluding the temporary tenants was 82.7% as of the August 20, 2026 rent roll.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

72

Retail – Outlet Center 7624 West Reno Avenue Oklahoma City, OK 73127	Collateral Asset Summary – Loan No. 4 OKC Outlets	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,170,000 65.2% 2.13x 15.6%

Appraisal. The appraisal for the OKC Outlets Property concluded to an “as-is” appraised value of $80,000,000 as of July 20, 2026. Based on the “as-is” value of $80,000,000, the Cut-off Date LTV and Maturity Date LTV for the OKC Outlets Property is 65.2%.

OKC Outlets Appraised Value(1)
Property	Value	Capitalization Rate
OKC Outlets	$80,000,000	11.02%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental report dated June 23, 2026 there was a controlled recognized environmental condition at the OKC Outlets Property related to residual impacts from releases at an adjoining, off-site property. See “Description of the Mortgage Pool—Environmental Considerations” In the Preliminary Prospectus.

The Market. The following table presents certain market sales comparables information relating to the OKC Outlets Property:

OKC Outlets - Comparable Sales(1)
Property	Market	GLA	Year Built	Sale Price	Sale Date	$/SF	Cap Rate
OKC Outlets	Oklahoma City, OK	394,280	2011 - 2014	$77,284,145	August 2026	$196.01	11.02%
University Town Center	Norman, OK	348,127	2007	$82,250,000	May 2026	$236.26	6.96%
Legends Outlet Kansas City	Kansas City, KS	690,000	2006	$130,000,000	September 2025	$188.41	8.00%
Tanger Outlets - Terrell	Terrell, TX	170,800	1994	$18,500,000	April 2025	$108.31	12.18%
The Outlet Collection Seattle	Auburn, WA	919,446	1995	$81,950,000	October 2024	$89.13	14.15%
Lincoln City Outlets	Lincoln City, OR	255,610	1989	$35,300,000	April 2024	$138.10	9.00%
Outlets at the Dells	Baraboo, WI	269,315	2006	$56,500,000	March 2024	$209.79	9.08%
Asheville Outlets	Asheville, NC	381,618	1989	$70,000,000	November 2023	$183.43	8.50%
Total / Wtd. Avg.		433,559	1998	$67,785,714		$164.78	9.70%
(1)	Source: Appraisal.

The Borrower and the Borrower Sponsors. The borrower for the OKC Outlets Mortgage Loan is OKC Outlet Associates LLC, a Delaware limited liability company with at least one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the OKC Outlets Mortgage Loan.

The borrower sponsor is LSG Enterprises LLC, an affiliate of Lightstone Group. Since 2005, Lightstone has acted as a fiduciary of investor capital through its real estate investment trust (REIT) platform. The platform, which offers the opportunity to invest in a diversified portfolio of real estate, comprises five non-traded REITs with total assets under management of $1.8 billion.

Property Management. The OKC Outlets Property is managed by Lightstone Commercial Management Limited Liability Company, an affiliate of the borrower sponsor, who has entered into a sub-management agreement with Urban Retail Properties, an affiliate of the borrower sponsor.

Initial and Ongoing Reserves. At origination of the OKC Outlets Mortgage Loan, the borrower deposited approximately: (i) $1,000,000 into a rollover reserve, (ii) $620,068 into a real estate tax reserve, (iii) $395,854 into an outstanding tenant improvement costs reserve, (iv) $38,225 into an immediate repair reserve, (v) $21,237 into a free/gap rent reserve and (vi) $3,989 into an insurance reserve.

Tax Reserve – The borrower is required to deposit monthly 1/12th of an amount that the lender estimates would be sufficient to pay taxes for the next ensuing 12 months, initially equal to approximately $88,581.

Insurance Reserve – The borrower is required to deposit monthly 1/12th of the insurance premiums that the lender estimates will be payable for the renewal of coverage (initially equal to approximately $1,994.42), unless the borrower maintains a blanket insurance policy in accordance with the OKC Outlets Mortgage Loan documents. Such a blanket insurance policy was in place at loan origination.

Replacement Reserve – The borrower is required to deposit $4,928.50 on each monthly payment date for replacements and repairs required to be made to the OKC Outlets Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

73

Retail – Outlet Center 7624 West Reno Avenue Oklahoma City, OK 73127	Collateral Asset Summary – Loan No. 4 OKC Outlets	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,170,000 65.2% 2.13x 15.6%

Rollover Reserve – The borrower funded an initial reserve of $1,000,000 at loan origination and is required to deposit $32,856.67 per month whenever the reserve balance falls below $500,000. The reserve is intended to fund future tenant improvement allowances, leasing commissions, and other lease rollover costs associated with retaining or replacing tenants.

Upfront Free Rent / TI/LC Reserve – The borrower is required to fund an upfront reserve totaling approximately $417,091, consisting of a $21,237 free rent deposit and a $395,854 upfront TI/LC deposit, to fund known free rent obligations and tenant improvement allowances associated with specific executed leases (including North Face, Perfumes 4 U, New Balance, Hollister, and Nike).

Immediate Repair Reserve (Required Repair Fund) – The borrower deposited $38,225 at loan origination to fund identified immediate repair and remediation items, including sidewalk repairs, artificial turf repairs, slab cracking, building sealant repairs, roof repairs, ADA parking upgrades, and environmental remediation items. Required repairs must generally be completed within 180 days of loan origination, subject to extension rights.

Debt Yield Reserve – On the payment date immediately following the lender’s written notice that a Debt Yield Trigger Period (as defined below) has occurred and is continuing, the borrower is required to deposit an amount equal to the difference between $6,260,400 and the adjusted net operating income as of the date of determination. Provided no event of default under the OKC Outlets Mortgage Loan documents is continuing, such funds will be disbursed, at the borrower’s written request, to pay budgeted operating expenses, taxes and insurance premiums, and will be released to the borrower upon the termination of the Debt Yield Trigger Period.

Lockbox / Cash Management. The OKC Outlets Mortgage Loan is structured with a springing lockbox and springing cash management. Upon the occurrence of a Lockbox Event (as defined below), all tenants are required to remit rents directly to a lender-controlled lockbox account, and any rents or other property income received by the borrower or property manager must be deposited into the lockbox account within two business days of receipt. While no Lockbox Event exists, amounts deposited into the lockbox account are transferred to a borrower-designated operating account. During a Lockbox Event Period (as defined below), all funds in the lockbox account are swept weekly into a lender-controlled cash management account. Funds in the cash management account are applied on each payment date through a specified waterfall, including taxes, insurance, cash agent management fees, debt service, other amounts then due to the lender, reserve deposits, approved operating expenses, and approved extraordinary expenses. Any remaining excess cash flow is deposited into an excess cash flow reserve account and held as additional collateral for the OKC Outlets Mortgage Loan. Upon the occurrence of a Lockbox Termination Event (as defined below), and provided no Debt Yield Trigger Period (as defined below) is continuing, amounts remaining in the cash management and excess cash flow reserve accounts are released to the borrower. During an event of default under the OKC Outlets Mortgage Loan documents, the lender may apply funds held in the cash management account and excess cash flow reserve account to the loan obligations in such order and priority as it determines.

A “Lockbox Event Period” means a period commencing upon the occurrence of a Lockbox Event and ending upon the occurrence of a Lockbox Termination Event. During a Lockbox Event Period, all rents and property revenues are swept from the lockbox account into a lender-controlled cash management account and applied through the cash management waterfall. Any excess cash flow remaining after payment of taxes, insurance, cash management agent fees, debt service, other amounts then due to the lender, reserve deposits, operating expenses and approved extraordinary expenses is trapped in an excess cash flow reserve account and held as additional collateral for the OKC Outlets Mortgage Loan. Upon termination of the Lockbox Event Period, and provided no Debt Yield Trigger Period is continuing, the lender is required to release any remaining amounts held in the cash management account and excess cash flow reserve account to the borrower.

A “Debt Yield Trigger Period” means a period (x) commencing on the occurrence of, as of any date of determination and to be tested by the lender as of the calendar quarter ending December 31, 2026, and on each calendar quarter thereafter through and including the scheduled payment date in September 2034, the debt yield based on the trailing four (4) calendar quarter period immediately preceding such date of determination being less than 12.0% for two (2) consecutive calendar quarters and (y) ending upon the debt yield being at least 12.0% for two (2) consecutive calendar quarters.

A “Lockbox Event” means a period commencing on the earlier to occur of (x) an event of default under the OKC Outlets Mortgage Loan documents, and (y) for the period commencing on the scheduled payment date in October 2034 through the maturity date of the OKC Outlets Mortgage Loan, the OKC Outlets Property failing to achieve a debt yield of at least 13.5% calculated based on the trailing four (4) calendar quarter period immediately preceding such date of determination for two (2) consecutive calendar quarters (such failure, a “Lockbox DY Event”).

A “Lockbox Termination Event” means (x) with respect to a Lockbox Event caused solely by an event of default under the OKC Outlets Mortgage Loan documents, the acceptance by the lender of a cure of such event of default (which cure the lender is not obligated to accept and may reject or accept in its sole and absolute discretion) provided that the lender has not accelerated the OKC Outlets Mortgage

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

74

Retail – Outlet Center 7624 West Reno Avenue Oklahoma City, OK 73127	Collateral Asset Summary – Loan No. 4 OKC Outlets	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,170,000 65.2% 2.13x 15.6%

Loan, moved for a receiver or commenced foreclosure proceedings, and (y) with respect to a Lockbox Event solely by a Lockbox DY Event, the OKC Outlets Property having achieved a debt yield of at least 13.5% calculated based on the trailing four (4) calendar quarter period immediately preceding such date of determination for two (2) consecutive calendar quarters; provided, however, that, each such Lockbox Termination Event set forth in this definition is subject to the following conditions: (i) no other event of default has occurred and is continuing under the OKC Outlets Mortgage Loan documents, (ii) the borrower may not cure a Lockbox Event (x) more than a total of five (5) times in the aggregate during the term of the OKC Outlets Mortgage Loan or (y) triggered by a bankruptcy action of the borrower at any time during the term of the OKC Outlets Mortgage Loan, and (iii) the borrower must have paid all of the lender’s reasonable out-of-pocket expenses incurred in connection with such Lockbox Termination Event including reasonable attorney’s fees and expenses.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. The OKC Outlets Mortgage Loan permits the release of certain non-income-producing portions of the OKC Outlets Property provided that, among other conditions, the borrower satisfies customary REMIC requirements.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

75

Retail – Anchored 8888 Southwest 136th Street Miami, FL 33176	Collateral Asset Summary – Loan No. 5 The Falls	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 62.1% 1.83x 13.6%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

76

Retail – Anchored 8888 Southwest 136th Street Miami, FL 33176	Collateral Asset Summary – Loan No. 5 The Falls	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 62.1% 1.83x 13.6%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

77

Retail – Anchored 8888 Southwest 136th Street Miami, FL 33176	Collateral Asset Summary – Loan No. 5 The Falls	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 62.1% 1.83x 13.6%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

78

Retail – Anchored 8888 Southwest 136th Street Miami, FL 33176	Collateral Asset Summary – Loan No. 5 The Falls	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 62.1% 1.83x 13.6%

Mortgage Loan Information		Property Information
Loan Seller:	GACC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Retail - Anchored
Borrower Sponsor(s):	Simon Property Group, L.P. and GMPTS Limited Partnership	Collateral:	Fee
Borrower(s):	The Falls Shopping Center Associates LLC	Location:	Miami, FL
Original Balance(1):	$50,000,000	Year Built / Renovated:	1980-1997 / 2024
Cut-off Date Balance(1):	$50,000,000	Property Management:	Simon Management Associates II, LLC
% by Initial UPB:	6.2%	Size:	711,447 SF
Interest Rate:	6.98090%	Appraised Value / Per SF:	$209,200,000 / $294
Note Date:	June 1, 2026	Appraisal Date:	April 14, 2026
Original Term:	120 months	Occupancy(4):	95.6% (as of June 1, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	88.0%
Original Amortization:	NAP	Underwritten NOI:	$17,658,032
Interest Only Period:	120 months	Underwritten NCF:	$16,804,295
First Payment Date:	July 1, 2026
Maturity Date:	June 1, 2036	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI:	$16,305,465 (TTM March 31, 2026)
Additional Debt Balance(1):	$80,000,000	2025 NOI:	$15,659,188
Call Protection:	L(29),D(84),O(7)	2024 NOI:	$14,831,758
Lockbox / Cash Management:	Hard / Springing	2023 NOI:	$14,055,020
Reserves(2)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$183
Taxes:	$0	Springing	NAP	Maturity Date Loan / SF:	$183
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	62.1%
Replacement Reserves:	$0	Springing	NAP	Maturity Date LTV:	62.1%
TI/LC Reserves:	$0	Springing	NAP	UW NOI DY:	13.6%
Other Reserves(3):	$7,870,147	$0	NAP	UW NCF DSCR:	1.83x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$130,000,000	80.2%	Loan Payoff	$150,455,270	92.9%
Borrower Equity	32,019,300	19.8	Upfront Reserves	7,870,147	4.9
			Apple Lease Reserve(3)	3,000,000	1.9
			Closing Costs	693,883	0.4
Total Sources	$162,019,300	100.0%	Total Uses	$162,019,300	100.0%
(1)	The Falls Mortgage Loan (as defined below) is part of a whole loan evidenced by six pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off date of $130,000,000 (“The Falls Whole Loan”). The Financial Information in the chart above reflects The Falls Whole Loan.
(2)	See “Initial and Ongoing Reserves” below.
(3)	At origination, The Falls Whole Loan was structured with an upfront holdback in the form of an Apple Lease Reserve in the amount of $3.0 million to be held until such time as Apple executed its expansion lease, among other conditions. Apple’s expansion lease (the “Apple Expansion Lease”) was executed on July 29, 2026 and the upfront holdback reserve was subsequently released to the borrower. The original terms of Apple’s lease are 8,349 SF at an annual rent of $325,000 (the “Apple Original Lease”), while the Apple Expansion Lease covers 11,328 SF at an annual underwritten rent of $637,766. Apple remains in occupancy and pays rent with respect to its leased space under the Apple Original Lease, pending the buildout and delivery of its space under the Apple Expansion Lease.
(4)	Occupancy figures presented are inclusive of temporary tenants (16,368 SF / 2.3% of NRA) at The Falls Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

79

Retail – Anchored 8888 Southwest 136th Street Miami, FL 33176	Collateral Asset Summary – Loan No. 5 The Falls	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 62.1% 1.83x 13.6%

The Loan. The fifth largest mortgage loan (“The Falls Mortgage Loan”) is part of The Falls Whole Loan evidenced by six pari passu promissory notes with an aggregate principal balance of $130,000,000 as of the Cut-off Date and is secured by the borrowers’ fee simple interests in an open-air regional retail center totaling 711,447 square feet (“SF”) located in Miami, Florida (“The Falls Property”). The Falls Whole Loan was co-originated by German American Capital Corporation (“GACC”) and JPMorgan Chase Bank, National Association. The controlling Note A-1 with an original principal balance of $50,000,000 represents The Falls Mortgage Loan and will be contributed by GACC to the Benchmark 2026-B44 securitization trust.

The Falls Whole Loan will be serviced pursuant to the pooling and servicing agreement for the Benchmark 2026-B44 securitization. The relationship between the holders of the notes evidencing The Falls Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” and “Pooling and Servicing Agreement” in the Preliminary Prospectus.

The table below identifies the promissory notes that comprise The Falls Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$50,000,000	$50,000,000	Benchmark 2026-B44	Yes
A-2	$15,000,000	$15,000,000	BMO 2026-C15	No
A-3	$10,000,000	$10,000,000	BMO 2026-C15	No
A-4	$9,500,000	$9,500,000	BMO 2026-C15	No
A-5	$35,000,000	$35,000,000	BANK 2026-BNK52	No
A-6	$10,500,000	$10,500,000	BANK 2026-BNK52	No
Whole Loan	$130,000,000	$130,000,000

The Property. The Falls Property is a 711,447 SF open-air regional retail center located in the Kendall submarket of Miami, Florida. The Falls Property consists of 10 retail buildings ranging from one to three stories and is designed around an approximately one million-gallon waterscape with bridges and waterfalls. The Falls Property functions as a daily-needs, fitness, dining, entertainment and lifestyle destination within the Kendall submarket of Miami-Dade County. The Falls Property’s open-air design, approximately one million-gallon waterscape, diversified tenant mix and recent capital investment program support recurring visitation and differentiate the center from more traditional enclosed mall formats. The Falls Property is located between the Pinecrest and Palmetto Bay neighborhoods of Miami, with nearby access to Florida’s Turnpike and South Dixie Highway, as well as public transportation via the Miami Metrorail, which provides service to Coral Gables, Downtown Miami and Miami International Airport.

The Falls Property is anchored by Macy’s (240,000 SF; 33.7% of NRA; 3.5% of underwritten base rent), as well as several non-traditional lifestyle and entertainment focused anchors including LifeTime Fitness (102,600 SF; 14.4% of NRA; 15.0% of underwritten base rent), Regal Cinema (39,746 SF; 5.6% of NRA; 6.1% of underwritten base rent) and The Fresh Market (21,720 SF; 3.1% of NRA; 2.3% of underwritten base rent). With more than 90 leased and temporary tenants across national, local, fitness, furniture, apparel, accessories, food and beverage, service and entertainment categories, The Falls Property benefits from a granular rent roll with limited exposure to any single tenant or industry. Aside from Macy’s and LifeTime Fitness, no other tenant occupies more than 5.6% of net rentable area. The Falls Property has maintained an average occupancy of 96.8% between 2019 and 2025.

Since 2015, the borrower sponsors have invested $71.0 million in capital improvements at The Falls Property, including the redevelopment of the former Bloomingdale’s anchor box for LifeTime Fitness, a 2024 common-area renovation and the renovation of the 12-screen Regal Cinema into a Regal Bistro format. These investments have repositioned portions of The Falls Property toward recurring fitness, food-and-beverage and entertainment demand, while maintaining The Falls Property’s open-air lifestyle center format. Tenant sales trends support The Falls Property’s repositioning and traffic profile. Gross property sales increased from $150.1 million in 2024 to $178.8 million in 2025 and $183.8 million for the trailing twelve-month period ending February 2026. Inline sales for tenants under 10,000 SF were approximately $587 PSF for the trailing twelve-month period ending February 2026, and approximately $424 PSF excluding Apple.

The introduction of LifeTime Fitness to The Falls Property was the first step in the borrower sponsors’ long term business plan in shifting tenancy and foot traffic away from traditional mall anchors, introducing a more durable and dynamic offering. LifeTime Fitness supports The Falls Property’s daily-use profile by generating recurring visitation rather than relying solely on discretionary retail trips. The location caters to more than 3,000 daily members and includes fitness, spa, café and indoor/outdoor aquatic amenities. The Fresh Market is a specialty supermarket focused on fresh produce, premium foods and a differentiated shopping environment. The Fresh Market’s presence

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

80

Retail – Anchored 8888 Southwest 136th Street Miami, FL 33176	Collateral Asset Summary – Loan No. 5 The Falls	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 62.1% 1.83x 13.6%

is intended to reinforce The Falls Property’s role as a daily lifestyle center rather than solely a discretionary retail destination. Comparable sales trends also indicate stability across tenants that have not expanded or contracted. For in-line tenants less than 10,000 SF (excluding restaurants), current in-line tenant sales increased from $89.9 million in 2023 to $111.3 million for TTM February 2026, representing a 23.8% increase, or a 10.3% compound annual growth rate. Excluding Apple, in-line tenant sales increased from $57.6 million in 2023 to $75.5 million for TTM February 2026 representing a 31.1% increase, or a 13.3% compound annual growth rate.

According to a third party report, The Falls Property attracts more than 5.7 million annual visitors, representing an approximately 28.8% increase from 4.4 million visitors in 2023. According to a third party market research report, several tenants rank among the most visited locations for their respective chains in the state, including LifeTime Fitness, which ranks first of four Florida locations, and The Fresh Market, which ranks seventh of 49 Florida locations and in the 87th percentile nationally. These visitation trends are further supported by The Falls Property’s mix of dining and entertainment uses, including the recently renovated Regal Cinema, True Food Kitchen, Shake Shack, Bulla Gastrobar, P.F. Chang’s China Bistro, BJ’s Restaurant and Brewhouse and other food and beverage operators.

Major Tenants. The three largest tenants based on net rentable area are Macy’s, LifeTime Fitness and Regal Cinema.

Macy’s (240,000 square feet, 33.7% NRA, 3.5% of underwritten base rent): Founded in 1858, Macy’s is a United States department store chain. As of January 31, 2026, Macy’s had approximately 432 Macy’s-branded stores across the United States, Puerto Rico, and Guam and employs about 90,000 people company-wide. Macy’s has been a tenant at The Falls Property since 1995, has a lease expiration date on July 31, 2037, four, ten-year renewal options remaining and no termination options.

LifeTime Fitness (102,600 square feet, 14.4% NRA, 15.0% underwritten base rent): LifeTime Fitness is a premier athletic country club in the United States, offering a wide range of programs and amenities designed to enhance overall well-being. Amenities within the LifeTime Fitness location at The Falls Property include an indoor pool, kids academy, spa, sauna, steam room, whirlpool and pickleball courts. LifeTime Fitness currently operates approximately 180 athletic country clubs across the United States and Canada. LifeTime Fitness has occupied its leased space at The Falls Property since 2023 under a lease that expires in January 2044 and has three, five-year renewal options and no termination options.

Regal Cinema (39,746 square feet, 5.6% of NRA, 6.1% of underwritten base rent): Regal Cinema (“Regal”) is an American movie theater chain founded in 1989 and headquartered in Knoxville, Tennessee. According to the appraisal, Regal operates one of the largest and most geographically diverse theater circuits in the United States, with more than 7,200 screens in almost 550 theaters across more than 45 states, American Samoa, the District of Columbia, Guam and the Northern Mariana Islands. Regal operates a 12-screen cinema at The Falls Property. Year-to-date March 2026 gross sales totaled approximately $1.9 million, or approximately $158,000 per screen, representing a 263% increase compared with 2025 pre-renovation gross sales. Regal has occupied its leased space at The Falls Property since 1980. Regal’s lease expires in January 2036 and has two, five-year renewal options and no termination options.

The following table presents certain information relating to the historical and current occupancy of The Falls Property:

Historical and Current Occupancy(1)

	2019	2020	2021	2022	2023	2024	2025	Current(2)
Occupancy Excluding Temporary Tenants	94.5%	80.0%	85.9%	82.4%	82.4%	88.6%	90.2%	93.3%
Occupancy Including Temporary Tenants	98.4%	89.4%	98.2%	98.0%	97.8%	98.0%	97.8%	95.6%
(1)	Historical occupancies are as of December 31 for each respective year.
(2)	Current Occupancy is based on the underwritten rent roll dated June 1, 2026.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

81

Retail – Anchored 8888 Southwest 136th Street Miami, FL 33176	Collateral Asset Summary – Loan No. 5 The Falls	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 62.1% 1.83x 13.6%

The following table presents certain information relating to the largest tenants at The Falls Property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent Per SF	Lease Expiration	Term. Option (Y/N)
Anchor Tenants
Macy's	Ba2/BB+/BBB-	240,000	33.7%	$525,000	3.5%	$2.19	7/31/2037	N
LifeTime Fitness	NR/NR/BB	102,600	14.4%	$2,262,000	15.0%	$22.05	1/31/2044	N
Anchor Tenants Subtotal/Wtd. Avg.		342,600	48.2%	$2,787,000	18.5%	$8.13

Major Tenants
Regal Cinema	NR/NR/NR	39,746	5.6%	$911,500	6.1%	$22.93	1/31/2036	N
The Fresh Market	NR/NR/NR	21,720	3.1%	$350,500	2.3%	$16.14	8/31/2027	N
Arcade Time Entertainment	NR/NR/NR	12,167	1.7%	$547,515	3.6%	$45.00	11/30/2030	N
Merrill Lynch	A1/NR/AA-	12,000	1.7%	$560,439	3.7%	$46.70	6/30/2032	N
Activate Games	NR/NR/NR	11,442	1.6%	$394,749	2.6%	$34.50	8/31/2036	N
Apple(3)	Aaa/AA+/NR	11,328	1.6%	$637,766	4.2%	$56.30	10/31/2037	Y(4)
Victoria's Secret	B1/BB-/NR	8,937	1.3%	$325,664	2.2%	$36.44	1/31/2027	N
Brooks Brothers	NR/NR/NR	8,895	1.3%	$323,449	2.2%	$36.36	1/31/2027	N
Major Tenants Subtotal/Wtd. Avg.		126,235	17.7%	$4,051,583	26.9%	$32.10

Other Tenants		194,707	27.4%	$8,202,940	54.5%	$42.13
Occupied Subtotal/Wtd. Avg.		663,542	93.3%	$15,041,523	100.0%	$22.67

Vacant Space(5)		47,905	6.7%
Total/Wtd. Avg.		711,447	100.0%
(1)	Based on the underwritten rent roll as of June 1, 2026.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Based on the Apple Expansion Space. Landlord work is being performed in the Apple Expansion Space, and the tenant has not yet taken occupancy of such space. It is anticipated that the Apple Expansion Space will be delivered to Apple in early 2027, and the store will open later in 2027. Rent for the Apple Expansion Space is required to commence on the earlier of (i) the date that the tenant opens for business and (ii) the required completion date. The required completion date is, subject to force majeure, the 270th day after the last to occur of (i) the landlord’s delivery of possession of the premises to the tenant with the landlord’s work complete in the required delivery condition, (ii) the landlord’s approval of the tenant’s plans, provided that the tenant submits its plans in accordance with the timetable in the lease, and (iii) the tenant’s receipt of all necessary governmental permits and approvals for the tenant’s work in the leased premises, provided the tenant applies for such permits and approvals within 30 days of full execution of the lease (which took place July 29, 2026) and thereafter diligently and in good faith pursues approval thereof, provided the tenant is not required to accept its space prior to January 4, 2027. At origination, $417,022 was reserved for gap rent for the Apple Expansion Space in excess of the rent under the Apple Original Space for the period from July 2026 through October 2027. We cannot assure you that Apple will take occupancy of the Apple Expansion Space, or commence paying rent for such space, as expected or at all. The Apple Original Lease remains in effect until the date that is 45 days after delivery of the Apple Expansion Space, at which point it terminates automatically, and Apple continues to be required to pay rent under such lease until terminated.
(4)	The lease for the Apple Expansion Space provides that the tenant may terminate such lease if the landlord fails to deliver the premises to the tenant pursuant to the requirements of the lease by June 30, 2027.
(5)	Vacant Space includes temporary tenants. Temporary tenants at The Falls Property include 16,368 SF or 2.3% of NRA, which results in a physical occupancy of 95.6% based on the underwritten rent roll as of June 1, 2026.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

82

Retail – Anchored 8888 Southwest 136th Street Miami, FL 33176	Collateral Asset Summary – Loan No. 5 The Falls	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 62.1% 1.83x 13.6%

The following table presents certain information relating to the sales history of certain tenants of The Falls Property:

Sales Performance History(1)

	2024 PSF	2025 PSF	TTM Feb-2026 PSF	TTM Feb-2026 PSF / Occ. Cost(2)(3)
Gross Property Sales	$150,140,778	$178,770,258	$183,807,118	$306 / 9.8%
Sales (Inline < 10,000 SF)	$533	$571	$587	$587 / 10.5%
Sales (Inline < 10,000 SF excl. Apple)	$374	$416	$424	$424 / 14.5%
Anchor Tenants	$70	$141	$144	$144 / 6.6%
Inline > 10,000 SF	$367	$324	$338	$338 / 13.1%
(1)	All sales information presented above is based upon information provided by the borrower sponsors. In certain instances, sales figures represent estimates because the tenants are not required to report, or otherwise may not have reported sales information on a timely basis. Further, because sales are self-reported, such information is not independently verified by the borrower sponsors. These sales figures are not reflective of sales PSF of the entirety of the premises, as not all tenants are required to report sales. Finally, the sales figures are reflective of historical sales for in-place tenants at the property and do not include prior year sales for tenants that have since vacated The Falls Property. Sales (Inline < 10,000 SF), Sales (Inline < 10,000 SF excl. Apple), Anchor Tenants and Inline > 10,000 SF figures for 2024, 2025 and TTM Feb-2026 represent the PSF value.
(2)	Wtd. Avg. Occupancy Cost is calculated based on the sum of contractual rent and reimbursements divided by gross sales, weighted on total reported sales. Contractual rent and reimbursements are based on the underwritten rent roll dated June 1, 2026.
(3)	Sales figures and TTM Feb-2026 PSF / Occ. Cost are based on the pre-expansion Apple lease (8,349 SF/ $325,000 annual rent).

The following table presents certain information relating to the lease rollover schedule at The Falls Property:

Lease Rollover Schedule(1)
Year	Number of Leases Expiring	Net Rentable Area Expiring	% of NRA Expiring	UW Base Rent Expiring	% of UW Base Rent Expiring	Cumulative Net Rentable Area Expiring	Cumulative % of NRA Expiring	Cumulative UW Base Rent Expiring	Cumulative % of UW Base Rent Expiring
Vacant(2)	NAP	47,905	6.7%	NAP	NAP	47,905	6.7%	NAP	NAP
2026 & MTM	5	11,348	1.6%	359,269	2.4%	59,253	8.3%	$359,269	2.4%
2027	21	89,108	12.5%	3,038,551	20.2%	148,361	20.9%	$3,397,820	22.6%
2028	13	37,212	5.2%	1,453,684	9.7%	185,573	26.1%	$4,851,504	32.3%
2029	10	15,644	2.2%	733,805	4.9%	201,217	28.3%	$5,585,309	37.1%
2030	7	25,139	3.5%	1,297,542	8.6%	226,356	31.8%	$6,882,851	45.8%
2031	4	17,014	2.4%	626,632	4.2%	243,370	34.2%	$7,509,483	49.9%
2032	6	32,478	4.6%	1,608,030	10.7%	275,848	38.8%	$9,117,513	60.6%
2033	1	8,103	1.1%	323,553	2.2%	283,951	39.9%	$9,441,066	62.8%
2034	3	13,201	1.9%	410,571	2.7%	297,152	41.8%	$9,851,637	65.5%
2035	2	2,998	0.4%	158,264	1.1%	300,150	42.2%	$10,009,901	66.5%
2036	4	57,369	8.1%	1,606,855	10.7%	357,519	50.3%	$11,616,756	77.2%
2037 & Beyond	3	353,928	49.7%	3,424,766	22.8%	711,447	100.0%	$15,041,523	100.0%
Total	79	711,447	100.0%	$15,041,523	100.0%
(1)	Information is based on the underwritten rent roll as of June 1, 2026. Certain tenants may have lease termination options that are not reflected in the Lease Rollover Schedule.
(2)	Vacant Space includes temporary tenants. Temporary tenants at The Falls Property include 16,368 SF or 2.3% of NRA, which results in a physical occupancy of 95.6% based on the underwritten rent roll as of June 1, 2026.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

83

Retail – Anchored 8888 Southwest 136th Street Miami, FL 33176	Collateral Asset Summary – Loan No. 5 The Falls	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 62.1% 1.83x 13.6%

The following table presents certain information relating to the historical and underwritten cash flows of The Falls Property:

Cash Flow Analysis(1)(2)
	2023	2024	2025	3/31/2026 TTM	UW	UW Per SF
Base Rent(3)	$13,626,964	$13,995,620	$14,066,906	$14,166,377	$15,041,523	$21.14
Rent Steps	$0	$0	$0	$0	$198,856	$0.28
Percentage Rent	$387,610	$587,565	$1,914,178	$2,522,008	$2,808,422	$3.95
Vacant Income	$0	$0	$0	$0	$2,078,316	$2.92
Gross Potential Rent	$14,014,574	$14,583,185	$15,981,084	$16,688,385	$20,127,116	$28.29
Reimbursements	$5,217,091	$5,825,641	$6,208,001	$6,247,800	$6,006,265	$8.44
Gross Potential Income	$19,231,665	$20,408,826	$22,189,085	$22,936,185	$26,133,381	$36.73
Vacancy & Bad Debt	$173,891	($110,090)	($235,015)	($218,979)	($2,078,316)	($2.92)
Other Income(4)	$1,487,927	$1,626,721	$1,476,306	$1,554,241	$1,426,227	$2.00
Effective Gross Income	$20,893,483	$21,925,457	$23,430,376	$24,271,447	$25,481,293	$35.82

Real Estate Taxes	$1,974,431	$1,935,556	$2,100,354	$2,096,002	$2,123,665	$2.98
Insurance	$747,051	$804,939	$728,521	$712,287	$729,544	$1.03
Other Operating Expenses(5)	$4,116,981	$4,353,204	$4,942,313	$5,157,693	$4,970,052	$6.99
Total Expenses	$6,838,463	$7,093,699	$7,771,188	$7,965,982	$7,823,261	$11.00

Net Operating Income	$14,055,020	$14,831,758	$15,659,188	$16,305,465	$17,658,032	$24.82
TI/LC	$0	$0	$0	$0	$711,447	$1.00
Replacement Reserves	$0	$0	$0	$0	$142,289	$0.20
Net Cash Flow	$14,055,020	$14,831,758	$15,659,188	$16,305,465	$16,804,295	$23.62

Occupancy %	97.8%	98.0%	97.8%	95.6%	88.0%(6)
NCF DSCR	1.53x	1.61x	1.70x	1.77x	1.83x
NOI Debt Yield	10.8%	11.4%	12.0%	12.5%	13.6%
(1)	Based on the underwritten rent roll as of June 1, 2026.
(2)	Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring items were excluded from historical presentation and are not considered for the underwritten cash flow.
(3)	Base Rent is inclusive of rental income associated with the Apple expansion lease, which was executed on July 29, 2026.
(4)	Other Income includes temporary tenant rents and miscellaneous property income.
(5)	Other Operating Expenses includes management fees, utilities, security, janitorial, food court, landscape, administrative, repair and maintenance, advertising and promotion, and other miscellaneous property expenses.
(6)	Represents underwritten economic occupancy.

Appraisal. According to the appraisal as of April 14, 2026, The Falls Property had an “as-is” appraised value of $209,200,000.

Appraisal Valuation Summary(1)
Property	Appraised Value	Capitalization Rate
The Falls	$209,200,000	7.75%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental report, dated April 22, 2026, there was no evidence of any recognized environmental conditions at The Falls Property.

The Market. The Falls Property is located in Miami, Florida within Miami-Dade County. The Falls Property is situated on approximately 55 acres at the intersection of US 1 and SW 136th Street in Miami, Florida. The Falls Property is located in the Kendall/Pinecrest area of unincorporated Miami-Dade County, approximately 14 miles south of the Miami central business district. The immediate area surrounding The Falls Property is built out with a mixture of retail, community shopping centers, outparcel restaurants, institutional uses, light industrial uses and surrounding residential neighborhoods. According to the appraisal, The Falls Property benefits from access and visibility along two heavily traveled corridors. The Falls Property is adjacent to South Dixie Highway, which carries approximately 58,000 vehicles per day, and SW 136th Street, which carries approximately 20,000 vehicles per day. The appraisal indicates that the 2025 population within a one-, three- and five-mile radius of The Falls Property was 10,441, 99,228 and 273,634, respectively, with average household income of $169,966, $186,437 and $154,993, respectively, within the same radii.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

84

Retail – Anchored 8888 Southwest 136th Street Miami, FL 33176	Collateral Asset Summary – Loan No. 5 The Falls	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 62.1% 1.83x 13.6%

According to the appraisal, The Falls Property is located within the Kendall retail submarket of the Miami-Dade County retail market. The Kendall retail submarket has limited vacancy and above-average occupancy. As of the fourth quarter of 2025, the Kendall retail submarket contained approximately 22.2 million SF of retail space, with an occupancy rate of 97.6% and average asking rent of $48.87 PSF on a triple-net basis.

The following table presents certain information relating to the appraisal’s market rent conclusions for The Falls Property.

Market Rent Summary(1)
	Market Rent	Lease Terms	TI Allowance (PSF) New / Renewal	Leasing Commissions New / Renewal
Anchor	$4.00	15	$25.00 / $0.00	4.0% / 2.0%
Grocery Anchor	$18.00	15	$25.00 / $0.00	4.0% / 2.0%
Fitness Anchor	$23.00	15	$25.00 / $0.00	4.0% / 2.0%
Theater	$23.00	15	$25.00 / $0.00	4.0% / 2.0%
Bank / Restaurant	$48.00	10	$25.00 / $0.00	4.0% / 2.0%
Outparcel Restaurant	$60.00	10	$25.00 / $0.00	4.0% / 2.0%
In-line Over 10,000 SF	$35.00	5	$20.00 / $0.00	6.0% / 3.0%
In-line 5,001 - 10,000 SF	$38.00	5	$20.00 / $0.00	6.0% / 3.0%
In-line 2,501 - 5,000 SF	$40.00	5	$20.00 / $0.00	6.0% / 3.0%
In-line 1,001 - 2,500 SF	$55.00	5	$20.00 / $0.00	6.0% / 3.0%
In-line 1,000 SF & Under	$85.00	5	$20.00 / $0.00	6.0% / 3.0%
(1)	Source: Appraisal.

The following table presents certain information relating to competitive shopping centers for The Falls Property:

Competitive Shopping Centers(1)
Property Name/Location	Distance to Subject	Year Built/Renovated	Total NRA (SF)	Occupancy	Anchor Tenant(s)
The Falls	NAP	1980-1997 / 2024	711,447	95.6%(2)	Macy's
8888 Southwest 136th Street					LifeTime Fitness
Miami, FL
Esplanade Palm Beach	75 miles	1979 / 2000	142,980	94.0%	Saks Fifth Avenue
150 Worth Avenue
Palm Beach, FL
Bal Harbour Shops	21 miles	1965 / 2024	924,216	100.0%	Saks Fifth Avenue
9700 Collins Avenue					Neiman Marcus
Bal Harbour, FL
Midway Crossings	8.9 miles	1970 / NAP	666,741	89.0%	Costco, Home Depot, Aldi, Burlington,
7795 W Flagler St					Marshall's, Ross Dress for Less,
Miami, FL					Old Navy, Five Below, Micro Center
The Dolphin Mall(3)	11 miles	2001 / 2015	1,427,537	97.0%	Burlington Coat Factory, Dolphin 19 Cinemas
11250 NW 25th Street					Dave & Busters, Marshalls, HomeGoods,
Miami, FL					Ross Dress for Less, Sam Ash Music,
					Old Navy, Group USA, Forever 21
					Bass Pro Shops
Brickell City Centre Retail(3)	12 miles	2016 / NAP	496,508	99.0%	Saks Fifth Avenue
700 S Miami Avenue
Miami, FL
Westland Mall	15 miles	1970 / NAP	238,607	89.0%	JC Penney
1675 West 49th Street					Macy's
Hialeah, FL
(1)	Source: Appraisal, unless otherwise indicated.
(2)	Based on the underwritten rent roll as of June 1, 2026. Occupancy presented above is inclusive of temporary tenants.
(3)	Owned by an affiliate of one or more of the borrower sponsors.

The Borrower. The borrower is The Falls Shopping Center Associates LLC, a single purpose, bankruptcy remote single member Delaware limited liability company with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of The Falls Whole Loan.

The Borrower Sponsors. The borrower sponsors for The Falls Whole Loan are Simon Property Group, L.P. (“Simon”) and GMPTS Limited Partnership (collectively the “Borrower Sponsors”). The non-recourse carveout guarantor is Simon. Simon’s liability as the non-recourse carveout guarantor (or if any affiliate of Simon is the non-recourse carveout guarantor) for all guaranteed obligations, including environmental indemnity, is limited to 20% ($26,000,000) of the then-outstanding amount of The Falls Whole Loan, plus all reasonable

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

85

Retail – Anchored 8888 Southwest 136th Street Miami, FL 33176	Collateral Asset Summary – Loan No. 5 The Falls	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 62.1% 1.83x 13.6%

out-of-pocket costs and expenses incurred in the enforcement of the guaranty or preservation of the lender’s rights under the guaranty. Simon is the operating partnership of Simon Property Group, Inc, an Indiana corporation (NYSE: SPG / S&P: A-), which is a self-administered and self-managed real estate investment trust specializing in the ownership, management and development of shopping, dining, entertainment and mixed-use destinations. As of December 31, 2025, Simon had ownership interests in 212 income-producing properties in the United States, which consisted of 108 malls, 70 premium outlets, six lifestyle centers and twelve other retail properties across 38 states and Puerto Rico encompassing a total of approximately 188.4 million square feet. Additionally, as of December 31, 2025, Simon had ownership interests in 42 international premium outlets, designer outlets and luxury outlet properties primarily located in Asia, Europe and Canada. Simon or an affiliate is also a borrower sponsor under the Colorado Mills, Arizona Mills and Pismo Beach and Queenstown Premium Outlets mortgage loans being contributed to the Benchmark 2026-B44 securitization.

General Motors Pension Trust (the “GM Pension Trust”) comprises the defined benefit retirement plans sponsored by General Motors LLC and operates as a diversified institutional investment platform with multi-asset exposure, including investments in real estate and other alternative asset classes. GMPTS Limited Partnership is a subsidiary of the GM Pension Trust.

Property Management. The Falls Property is managed by Simon Management Associates II, LLC, an affiliate of the borrower sponsors.

Initial and Ongoing Reserves. At origination, the borrower deposited approximately (i) $417,022 into a gap rent reserve with respect to the Apple Expansion Lease, (ii) $7,453,125 into an outstanding lease obligations reserve, and (iii) $3,000,000 into Apple Lease reserve.

Tax Escrows – During a Lockbox Event Period (as defined below), if taxes and other charges are not paid by the borrower prior to the assessment of any penalty for late payment and prior to delinquency, or if the borrower fails upon request to provide reasonably satisfactory evidence that such real estate taxes and other charges have been timely paid, the borrower is required to make a monthly deposit equal to 1/12th of the real estate taxes and other charges that the lender reasonably estimates will be payable during the next 12 months.

Insurance Escrows – During a Lockbox Event Period, if the borrower has not provided satisfactory evidence to the lender that The Falls Property is covered by policies maintained as part of a reasonably acceptable blanket insurance policy, the borrower is required to make a monthly deposit equal to 1/12th of the insurance premiums that the lender reasonably estimates will be payable for the renewal of the coverage afforded by the policies upon expiration. As of the origination date, The Falls Property was covered by a blanket insurance policy acceptable to the lender.

Replacement Reserves – During a Lockbox Event Period, the borrower is required to make monthly deposits of $11,857 to be used for replacements and repairs required to be made at The Falls Property.

Rollover Reserve – During a Lockbox Event Period, the borrower is required to make monthly deposits of $59,287 for lease rollover reserves.

Outstanding Lease Obligations – At origination, the borrower was required to make an upfront deposit of $7,453,125 to cover outstanding landlord obligations under specified leases set forth in The Falls Whole Loan documents.

Gap Rent Reserve – At origination, the borrower was required to make an upfront deposit of $417,022 to cover rent credits or abatements under specified existing leases set forth in The Falls Whole Loan documents.

The borrower may deliver letters of credit in lieu of cash deposits otherwise required for the tax escrows, insurance escrows, replacement reserves, rollover reserves, outstanding tenant improvements and leasing commissions reserve and gap rent reserve upon not less than 10 days’ written notice to the lender.

Apple Lease Reserve – At origination, the borrower was required to deposit $3,000,000 with the lender in connection with the Apple tenant expansion lease. The borrower had the right to request release of the funds within the Apple Lease Reserve upon the execution of the Apple expansion lease. If the Apple expansion lease fails to be executed or the material economic terms of the Apple expansion lease are amended prior to execution such that rent payable by Apple does not result in a debt yield of at least 13.13%, the Apple Lease Reserve is required to remain with the lender until the borrower delivers an officer’s certificate certifying that leases have been executed such that the 13.13% minimum debt yield has been met, together with an updated rent roll. The Apple Lease Reserve has been released in connection with the execution of the Apple Expansion Lease.

With respect to the Outstanding Lease Obligations Reserve and Gap Rent Reserve, the borrower may alternatively deliver a reserve guaranty in lieu of the cash deposit.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

86

Retail – Anchored 8888 Southwest 136th Street Miami, FL 33176	Collateral Asset Summary – Loan No. 5 The Falls	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 62.1% 1.83x 13.6%

A “Lockbox Event Period” means the period commencing upon the occurrence of any of the following: (i) an event of default; (ii) a bankruptcy action of the borrower; (iii) a bankruptcy action of the property manager if the property manager is an affiliate of the borrower and the property manager is not replaced within 60 days with a qualified manager; or (iv) a Debt Yield Trigger Event (as defined below) (each a “Lockbox Event”). A Lockbox Event Period will end upon the occurrence of the applicable Lockbox Termination Event (as defined below); provided, however, that no other Lockbox Event or event of default is continuing, provided that the borrower may not cure a Lockbox Event more than five times in the aggregate during the term of The Falls Whole Loan, the borrower may not cure a Lockbox Event triggered by a bankruptcy action of the borrower at any time during the term of The Falls Whole Loan and the borrower must pay the lender’s reasonable out-of-pocket expenses incurred in connection with the applicable Lockbox Termination Event.

A “Debt Yield Trigger Event” occurs if the debt yield, based on the trailing four calendar quarter period immediately preceding the applicable determination date, is less than 10.50% for two consecutive calendar quarters. A Debt Yield Trigger Event will be cured upon (i) achievement of a debt yield equal to or greater than 10.50% for two consecutive calendar quarters, (ii) the borrower’s prepayment of a portion of The Falls Whole Loan in an amount sufficient to cause the debt yield to be not less than 10.50%, or (iii) the borrower’s delivery to the lender of cash, U.S. Obligations (as defined below), other acceptable securities or a letter of credit in an amount equal to the Debt Yield Cure Collateral Amount (as defined below) (each a “Debt Yield Trigger Event Cure”). No yield maintenance premium, prepayment premium or other penalty or fee will be due in connection with any such partial prepayment that occurs on or after the lockout period expiration date (provided that no such premiums, penalties or fees will be due in connection with any such partial prepayment occurring prior to the lockout period expiration date other than the yield maintenance premium).

A “Lockbox Termination Event” means, as applicable, (i) if the related Lockbox Event is caused solely by a Debt Yield Trigger Event, the achievement of a Debt Yield Trigger Event Cure; (ii) if the related Lockbox Event is caused solely by an event of default, the lender’s acceptance of a cure of such event of default, which the lender is not obligated to accept and may accept or reject in its sole and absolute discretion, provided that the lender has not accelerated The Falls Whole Loan, moved for a receiver or commenced foreclosure proceedings; or (iii) if the related Lockbox Event is caused solely by a bankruptcy action of the manager, the borrower’s replacement of the manager with a qualified manager under a replacement management agreement within 60 days, or the discharge or dismissal of such bankruptcy action of the manager within 90 days without adverse consequences to The Falls Property or The Falls Whole Loan.

The “Debt Yield Cure Collateral Amount” means, during the continuance of a Debt Yield Trigger Event, the amount which, if applied to the repayment of The Falls Whole Loan, would result in a debt yield equal to 10.50%.

“U.S. Obligations” means non-redeemable securities evidencing an obligation to timely pay principal and/or interest in a full and timely manner that are (a) direct obligations of the United States of America for the payment of which its full faith and credit is pledged, or (b) to the extent acceptable to the rating agencies, other “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended.

Lockbox / Cash Management. The Falls Whole Loan is structured with a hard lockbox and springing cash management. The borrower and property manager are required to direct all tenants to pay rents directly into the lockbox account and to deposit any rents or other income otherwise received into the lockbox account within two business days of receipt. If no Lockbox Event Period is continuing, all immediately available funds in the lockbox account are required to be transferred to an account designated by the borrower. During the continuance of a Lockbox Event Period, all funds in the lockbox account are required to be swept weekly to a lender-controlled cash management account and applied in accordance with The Falls Whole Loan documents. During the continuance of a Lockbox Event Period, any excess cash flow is required to be deposited into an excess cash flow reserve account as additional security for The Falls Whole Loan. During the continuance of an event of default, all funds in the cash management account may be applied by the lender in such order and priority as the lender determines in its sole discretion.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. The borrower is permitted without the lender’s consent to make transfers of non-income producing portions of The Falls Property, subject to satisfying certain conditions related to zoning matters, complete tax lots, legal subdivision, ingress and egress, and customary REMIC conditions.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

87

Office – CBD 885 Second Avenue New York, NY 10017	Collateral Asset Summary – Loan No. 6 One Dag	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,100,000 60.5% 1.59x 13.6%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

88

Office – CBD 885 Second Avenue New York, NY 10017	Collateral Asset Summary – Loan No. 6 One Dag	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,100,000 60.5% 1.59x 13.6%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

89

Office – CBD 885 Second Avenue New York, NY 10017	Collateral Asset Summary – Loan No. 6 One Dag	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,100,000 60.5% 1.59x 13.6%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

90

Office – CBD 885 Second Avenue New York, NY 10017	Collateral Asset Summary – Loan No. 6 One Dag	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,100,000 60.5% 1.59x 13.6%
Mortgage Loan Information		Property Information
Loan Seller:	JPMCB	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition	Property Type – Subtype:	Office – CBD
Borrower Sponsor:	601W Companies LLC	Collateral:	Fee
Borrower:	One Dag Owner LP	Location:	New York, NY
Original Balance(1):	$40,100,000	Year Built / Renovated:	1972 / 2005
Cut-off Date Balance(1):	$40,100,000	Property Management:	Rockhill Management, L.L.C.
% by Initial UPB:	5.0%	Size:	817,136 SF
Interest Rate:	6.76070%	Appraised Value / Per SF(7):	$289,480,209 / $354
Note Date:	June 5, 2026	Appraisal Date:	April 15, 2026
Original Term:	120 months	Occupancy:	70.4% (as of May 1, 2026)
Amortization:	Interest Only, Amortizing Balloon	UW Economic Occupancy:	70.5%
Original Amortization(2):	360	Underwritten NOI(8)(9):	$23,866,532
Interest Only Period:	60 months	Underwritten NCF(9):	$21,751,696
First Payment Date:	July 6, 2026
Maturity Date:	June 6, 2036	Historical NOI
Additional Debt Type(1):	Pari Passu / Mezzanine	Most Recent NOI(8):	$18,418,055 (TTM March 31, 2026)
Additional Debt Balance(1):	$134,900,000 / $40,000,000	2025 NOI(10):	$17,815,677
Call Protection:	L(29),D(86),O(5)	2024 NOI(10):	$21,739,455
Lockbox / Cash Management:	Hard / In-Place	2023 NOI:	$23,988,799
Reserves(3)				Financial Information(1)
	Initial	Monthly	Cap		Whole Loan	Total Debt
				Cut-off Date Loan / SF:	$214	$263
Taxes:	$6,203,117	$1,466,627	NAP	Maturity Date Loan / SF:	$202	$251
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	60.5%	74.3%
Replacement Reserve(4):	$1,566,273	$17,024	$1,000,000	Maturity Date LTV:	57.0%	70.8%
TI/LC(5):	$5,000,000	$187,260	$11,235,620	UW NOI DY:	13.6%	11.1%
Other Reserves(6):	$54,945,177	$0	NAP	UW NCF DSCR:	1.59x	1.20x
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan	$175,000,000	55.9%	Purchase Price(11)	$212,790,012	68.0%
Mezzanine Loan Amount	40,000,000	12.8	Upfront Reserves	67,714,567	21.6
Borrower Sponsor Equity	97,915,283	31.3	Lease Renewal Holdback(9)	25,000,000	8.0
			Closing Costs	7,410,704	2.4
Total Sources	$312,915,283	100.0%	Total Uses	$312,915,283	100.0%
(1)	The One Dag Mortgage Loan (as defined below) is part of the One Dag Whole Loan (as defined below), which is comprised of five pari passu promissory notes with an aggregate original principal balance and Cut-off Date Balance of $175,000,000. The Financial Information in the chart above under the heading "Whole Loan" is based solely on the aggregate outstanding principal balance as of the Cut-off Date of the One Dag Whole Loan and the Financial Information in the chart above under the heading “Total Debt" is based on the aggregate outstanding principal balance as of the Cut-off Date of the One Dag Whole Loan and a mezzanine loan (the “One Dag Mezzanine Loan”) (See “Current Mezzanine or Secured Subordinate Indebtedness”).
(2)	Payments on the One Dag Whole Loan will be interest only for the initial 60 months of the loan term, followed by a planned amortization schedule thereafter calculated based on a 360 month schedule and the sum of the One Dag Whole Loan and the One Dag Mezzanine Loan with all amortization allocated to the One Dag Whole Loan. The One Dag Mezzanine Loan will be interest only for the entirety of the loan term. For further information, please see “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—Due Dates; Mortgage Rates; Calculations of Interest” in the Preliminary Prospectus.
(3)	See “Initial and Ongoing Reserves”.
(4)	Replacement Reserve cap excludes the initial deposit of $1,566,273.
(5)	TI/LC Reserve cap of $11,235,620 applies upon the achievement of the One Dag Total Debt Debt Yield (as defined below) and the One Dag Whole Loan Debt Yield (as defined below) of 9.3% and 11.4257%, respectively.
(6)	See “Free Rent” and “Outstanding TI”.
(7)	Appraised Value is based on the “As Is (Funded Reserve)” value as of April 15, 2026, reflecting an assumption that reserves in the amount of $64,480,209 are fully funded at loan origination for certain free rent, landlord work, tenant improvements, leasing commissions and capital improvement obligations. The appraisal concluded an “As Is” value as of April 1, 2026, for the One Dag Property (as defined below) of $225,000,000, which results in a One Dag Whole Loan Cut-off Date LTV Ratio and Maturity Date LTV Ratio of 77.8% and 73.4%, respectively, and 95.6% and 91.2%, respectively, based on the combined balance of the One Dag Whole Loan and the One Dag Mezzanine Loan. The appraisal’s “As Is (Funded Reserve)” and the “As Is” values are subject to certain extraordinary assumptions that the Sweden and Chile leases would be executed. The respective renewal leases were executed subsequent to the origination date and the related lease renewal holdback has been released.
(8)	The increase from Most Recent NOI to Underwritten NOI is primarily attributed to burn off of free rent associated with recent leases.
(9)	UW NOI and UW NCF are inclusive of rental income and related reimbursements for two tenants, The Kingdom of Sweden (“Sweden”) and The Republic of Chile (“Chile”), for which renewal leases were executed subsequent to the origination date. The One Dag Whole Loan is structured with an upfront holdback in the form of a lease renewal reserve in the amount

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

91

Office – CBD 885 Second Avenue New York, NY 10017	Collateral Asset Summary – Loan No. 6 One Dag	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,100,000 60.5% 1.59x 13.6%
of $25,000,000, which has been released following the execution of Sweden and Chile renewal leases.
(10)	The decline from 2024 NOI to 2025 NOI is primarily attributed to free rent associated with recent leases along with an increase in expenses.
(11)	The borrower sponsor acquired the One Dag Property for a gross purchase price of $265,250,000. Purchase Price above reflects the net purchase price accounting for certain seller credits in the amount of $54,945,177 for outstanding lease obligations, the outstanding portion of which was reserved at origination

The Loan. The sixth largest mortgage loan (the “One Dag Mortgage Loan”) is part of a whole loan (the “One Dag Whole Loan”) evidenced by five pari passu promissory notes with an aggregate outstanding balance of $175,000,000 secured by the borrower’s fee interest in an 817,136 SF office property in New York, New York (the “One Dag Property”). The non-controlling Notes A-2-1 and A-3-2 with an aggregate outstanding principal balance as of the Cut-off Date of $40,100,000 will be contributed to the Benchmark 2026-B44 securitization trust. The scheduled maturity date of the One Dag Whole Loan is June 6, 2036.

The relationship between the holders of the One Dag Whole Loan is governed by a co-lender agreement. The One Dag Whole Loan is being serviced pursuant to the pooling and servicing agreement for the BANK 2026-BNK52 transaction, as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans” and “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$74,900,000	$74,900,000	BANK 2026-BNK52	Yes
A-2-1	$30,100,000	$30,100,000	Benchmark 2026-B44	No
A-2-2	$30,000,000	$30,000,000	MSBAM 2026-C36	No
A-3-1	$30,000,000	$30,000,000	BMO 2026-C15	No
A-3-2	$10,000,000	$10,000,000	Benchmark 2026-B44	No
Whole Loan	$175,000,000	$175,000,000

The Property. Located in the UN District of Midtown Manhattan, the One Dag Property is a Class A, 49-story (with four lower levels), 817,136 SF office tower with ground floor retail located along Second Avenue between East 47th and 48th Streets, within walking distance of the United Nations headquarters. Originally constructed in 1972, the One Dag Property has remained under continuous institutional ownership. Most recently, the prior owner invested approximately $20 million in 2015 to enhance the lobby and modernize core building systems. In connection with the borrower’s acquisition of the One Dag Property, an additional approximately $1.6 million was reserved to be allocated toward future capital investments.

The One Dag Property features a gallery-like, modern sculptural lobby with an on-site café, a flagship retail concourse and an adjoining plaza. Building amenities include high-speed elevators, 227 on-site parking spaces, dedicated conference facilities and unobstructed panoramic views from the upper floors, positioning the One Dag Property as a desirable office destination within Midtown Manhattan, and more specifically, the UN district.

Due to its proximity to the United Nations headquarters, the One Dag Property is a sought-after location for international organizations and diplomatic missions. Political and/or diplomatic tenants occupy approximately 82.5% of the One Dag Property’s total occupied square footage and maintain a weighted average tenure of 17.6 years, with several international tenants in-place for over 30 years, underscoring the durability of the tenant base and the strategic importance of the location. The rent roll also benefits from strong credit quality, with 15 investment-grade tenants comprising 56.0% of occupied NRA and maintaining a remaining weighted average lease term of 10.2 years as of the cut-off date. The One Dag Property has executed leases of approximately 171,817 SF, or 21.0% of NRA since May 31, 2024 (excluding the Kingdom of Sweden and the Republic of Chile). Recently executed leases with the Kingdom of Sweden and the Republic of Chile have added an additional 33,674 SF (4.1% of NRA) in renewal leasing, further supporting near-term occupancy and stability. The One Dag Property’s quality and location provide for a unique value proposition, generating tenant demand and outperformance of the broader midtown Manhattan office market.

Retail space accounts for approximately 5.1% of NRA, comprising of two flagship quality retail boxes (three total units) at grade and below grade level, recently leased to LA Fitness and Whole Foods, each expiring within 2041. Both tenants are currently in the process of building out their spaces and are expected to open in the fall of 2026. LA Fitness will operate its premises under its Club Studio luxury fitness concept, offering boutique-style classes – including HIIT, yoga, pilates and boxing – along with high-end amenities such as recovery labs, cryotherapy and steam rooms. The addition of Whole Foods and a high-end fitness offering is expected to function as a convenient on-site amenity, enhancing the overall tenant experience and competitive positioning of the One Dag Property.

Major Tenants. The three largest tenants based on net rentable area are The United Nations, The Federal Republic of Germany and UK of Great Britain.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

92

Office – CBD 885 Second Avenue New York, NY 10017	Collateral Asset Summary – Loan No. 6 One Dag	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,100,000 60.5% 1.59x 13.6%

The United Nations (112,832 SF, 13.8% of NRA, 18.9% of UW Rent). Founded in 1945, the United Nations is an international organization with the primary mandate of maintaining international peace and security. Comprised of 193 member states, the United Nations is a specialized, non-profit entity that provides a platform for diplomacy to solve global challenges. The United Nations has maintained a presence at the One Dag Property since 2004 through a series of renewals and expansions, most recently in 2021. The United Nations’ lease expires in December 2031. The United Nations’ lease contains one, ten-year extension option and one termination option with respect to either (i) the 4th floor, (ii) the 5th floor, (iii) the 20th floor, or (iv) each of the 4th, 5th, and 20th floors of the premises (such selected premises, the “Termination Premises”) at the United Nations’ option, which if exercised would become effective as of January 2029, subject to 12 months’ notice and the payment of all unamortized tenant improvements, broker commissions and rental abatements plus an amount equal to three months of fixed rent with respect to the selected Termination Premises.

The Federal Republic of Germany (73,252 SF, 9.0% of NRA, 14.9% of UW Rent). The Federal Republic of Germany executed its lease in April 2025 with a term through February 2038 and one, five-year renewal option. The lease is also subject to a termination option effective in February 2034, requiring 14 months’ notice and the payment of all unamortized tenant improvements, broker commissions and rental abatements plus an amount equal to six months of fixed rent. Additionally, The Federal Republic of Germany may terminate its lease upon the severance or termination of diplomacy by the United States of America and/or the Federal Republic of Germany with the other by official public announcement made by either or both of their respective governments, by giving at least 90 days’ notice, and the payment of a termination fee pursuant to the lease.

UK of Great Britain (49,027 SF, 6.0% of NRA, 9.0% of UW Rent). The UK of Great Britain has occupied its space at the One Dag Property for over 32 years, most recently renewing in 2023. The UK of Great Britain lease expires in March 2041 and includes one, five-year renewal option and one termination option effective in April 2033, subject to 15 months’ notice and the payment of all unamortized tenant improvements, broker commissions and rental abatements plus an amount equal to three months of fixed rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

93

Office – CBD 885 Second Avenue New York, NY 10017	Collateral Asset Summary – Loan No. 6 One Dag	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,100,000 60.5% 1.59x 13.6%

The following table presents certain information relating to the largest tenants based on net rentable area of the One Dag Property:

Top Tenant Summary(1)
Tenant	Ratings Moody’s/S&P/Fitch	Net Rentable Area (SF)	% of Total NRA	UW Base Rent PSF	UW Base Rent	% of Total UW Base Rent	Lease Exp. Date
The United Nations	NR/NR/NR	112,832	13.8%	$70.49	$7,953,752	18.9%	12/31/2031(2)
The Federal Republic of Germany	Aaa/AAA/AAA	73,252	9.0%	$85.50	$6,263,046	14.9%	2/28/2038(3)
UK of Great Britain	Aa3/AA/AA-	49,027	6.0%	$77.11	$3,780,417	9.0%	3/31/2041(4)
The Population Council, Inc.(5)	NR/NR/NR	48,540	5.9%	$48.91	$2,374,039	5.6%	12/31/2030
The Government of the French(6)	Aa3/A+/A+	35,070	4.3%	$65.82	$2,308,265	5.5%	1/31/2043(7)
LA Fitness(8)	NR/NR/NR	33,787	4.1%	$47.95	$1,619,999	3.8%	6/30/2041
The Kingdom of Sweden	NR/AAA/AAA	23,801	2.9%	$70.57	$1,679,631	4.0%	8/31/2041
Permanent Mission of Italy to the United Nations	Baa2/BBB+/BBB+	22,985	2.8%	$74.00	$1,700,891	4.0%	12/31/2028
Microsoft Corporation(9)	Aaa/AAA/NR	17,546	2.1%	$74.08	$1,299,740	3.1%	6/30/2032(10)
Permanent Mission of Norway(11)	Aaa/AAA/AAA	17,196	2.1%	$80.25	$1,379,959	3.3%	6/30/2034
Largest Tenants		434,036	53.1%	$69.95	$30,359,739	72.0%
Other Tenants		141,122	17.3%	$83.50	$11,783,652	28.0%
Occupied Collateral Total / Wtd. Avg.		575,158	70.4%	$73.27	$42,143,390	100.0%
Vacant Space		241,978	29.6%
Total / Wtd. Avg. All Owned Tenants		817,136	100.0%

(1)	Based on the underwritten rent roll dated May 1, 2026.
(2)	The United Nations’ lease is structured with a partial termination option with respect to either (i) the 4th floor, (ii) the 5th floor, (iii) the 20th floor, or (iv) each of the 4th, 5th, and 20th floors of the premises, effective as of January 2029, subject to 12 months’ notice and the payment of all unamortized tenant improvements, broker commissions and rental abatements plus an amount equal to three months of fixed rent with respect to the partial premises selected by the United Nations to be terminated.
(3)	The Federal Republic of Germany’s lease is structured with a termination option, effective February 2034, requiring 14 months’ notice and the payment of all unamortized tenant improvements, broker commissions and rental abatements plus an amount equal to six months of fixed rent. Additionally, The Federal Republic of Germany may terminate its lease upon the severance or termination of diplomacy by the United States of America and/or the Federal Republic of Germany with the other by official public announcement made by either or both of their respective governments, by giving at least 90 days’ notice, and the payment of a termination fee pursuant to the lease.
(4)	UK of Great Britain’s lease is structured with a termination option, effective as of April 2033, subject to 15 months’ notice and the payment of all unamortized tenant improvements, broker commissions and rental abatements plus an amount equal to three months of fixed rent. The UK of Great Britain is entitled to three months of free rent scheduled for April through June of each of 2029, 2034, and 2037.
(5)	The Population Council, Inc. leased SF is comprised of 46,194 SF of office space and 2,346 SF of storage space. The Population Council, Inc. subleases 23,097 SF of its leased space to Leech Tishman Robinson Brog, PLLC, currently at a rate of $32.00 PSF, increasing to $37.00 PSF from November 2028 through December 2030 and the sublease is co-terminous with the prime lease term.
(6)	The Government of the French leased SF is comprised of 33,678 SF of office space and 1,392 SF of storage space.
(7)	The Government of the French lease is structured with a termination option predicated on the following: (i) diplomatic relations between the United States and France are ended, (ii) France is excluded from the United Nations, or (iii) the United Nations is permanently relocated from Manhattan, New York, subject to six months’ prior notice. The termination option is effective as of the last day of a calendar month occurring within 18 months after any of clauses (i), (ii) or (iii) above. The termination option is subject to the payment of unamortized rent concessions and broker commissions. The Government of the French is entitled to 14 months of free rent commencing in December 2026.
(8)	LA Fitness was in a free rent period through August 2026 and is under an abated rent period (50%) through May 2027.
(9)	Microsoft Corporation’s leased SF is comprised of 16,835 SF of office space and 711 SF of storage space.
(10)	Microsoft Corporation’s lease is structured with a termination option, effective as of July 1, 2029, subject to 12 months’ notice and the payment of all unamortized tenant improvements, broker commissions and rental abatements equaling a fixed termination payment of $877,601.
(11)	Permanent Mission of Norway’s leased SF is comprised of 16,839 SF of office space and 357 SF of storage space.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

94

Office – CBD 885 Second Avenue New York, NY 10017	Collateral Asset Summary – Loan No. 6 One Dag	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,100,000 60.5% 1.59x 13.6%

The following table presents certain information relating to the tenant lease expirations at the One Dag Property:

Lease Rollover Schedule(1)(2)
Year	Number of Leases Expiring	Net Rentable Area Expiring	% of NRA Expiring	UW Base Rent Expiring	% of UW Base Rent Expiring	Cumulative Net Rentable Area Expiring	Cumulative % of NRA Expiring	Cumulative UW Base Rent Expiring	Cumulative % of UW Base Rent Expiring
MTM/2026(3)	3	2,566	0.3%	$16,784	0.0%	2,566	0.3%	$16,784	0.0%
2027(4)	2	0	0.0	36,039	0.1	2,566	0.3%	$52,823	0.1%
2028(4)	3	28,060	3.4	2,089,171	5.0	30,626	3.7%	$2,141,994	5.1%
2029	1	16,839	2.1	1,086,116	2.6	47,465	5.8%	$3,228,110	7.7%
2030	2	65,379	8.0	3,460,154	8.2	112,844	13.8%	$6,688,264	15.9%
2031	3	123,816	15.2	8,752,066	20.8	236,660	29.0%	$15,440,330	36.6%
2032	1	17,546	2.1	1,299,740	3.1	254,206	31.1%	$16,740,070	39.7%
2033(5)	2	0	0.0	1,158,750	2.7	254,206	31.1%	$17,898,820	42.5%
2034	5	72,472	8.9	5,524,565	13.1	326,678	40.0%	$23,423,385	55.6%
2035	0	0	0.0	0	0.0	326,678	40.0%	$23,423,385	55.6%
2036	2	15,023	1.8	1,191,181	2.8	341,701	41.8%	$24,614,566	58.4%
2037 & Thereafter(4)	9	233,457	28.6	17,528,825	41.6	575,158	70.4%	$42,143,390	100.0%
Vacant	NAP	241,978	29.6	NAP	NAP	817,136	100.0%	NAP	NAP
Total	33	817,136	100.0%	$42,143,390	100.0%
(1)	Based on the underwritten rent roll as of May 1, 2026.
(2)	Certain tenants may have termination options that are not accounted for in the Lease Rollover Schedule above.
(3)	Inclusive of the property management office comprising 1,928 SF for which there is no attributable underwritten base rent.
(4)	Inclusive of telecom space which does not occupy substantial SF at the One Dag Property.
(5)	Inclusive of the café amenity (no attributable underwritten base rent) and the on-site parking garage which is leased to and operated by a third party.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

95

Office – CBD 885 Second Avenue New York, NY 10017	Collateral Asset Summary – Loan No. 6 One Dag	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,100,000 60.5% 1.59x 13.6%

The following table presents certain information relating to the historical operating performance and underwritten net cash flows of the One Dag Property:

Operating History and Underwritten Net Cash Flow(1)
	2023	2024	2025	March 2026 TTM	Underwritten	UW PSF
Rents In Place(2)	$43,705,063	$40,879,425	$38,175,141	$38,602,119	$42,143,394	$51.57
Rent Steps(3)	0	0	0	0	1,935,752	2.37
Straight Line IG Rent(4)	0	0	0	0	583,334	0.71
Vacant Income	0	0	0	0	17,594,617	21.53
Total Reimbursements	1,859,043	2,802,899	2,403,908	2,499,784	2,868,476	3.51
Less Vacancy	0	0	0	0	(17,594,617)	(21.53)
Other Income	1,432,685	1,174,929	1,212,592	1,362,620	1,055,106	1.29
Effective Gross Income	$46,996,791	$44,857,253	$41,791,641	$42,464,523	$48,586,062	$59.46
Real Estate Taxes	12,485,767	12,486,533	12,728,580	12,696,520	13,113,984	16.05
Insurance	521,010	546,153	439,587	412,094	582,306	0.71
Other Operating Expenses	10,001,215	10,085,112	10,807,797	10,937,854	11,023,240	13.49
Total Expenses	$23,007,992	$23,117,798	$23,975,964	$24,046,468	$24,719,530	$30.25
Net Operating Income(5)	$23,988,799	$21,739,455	$17,815,677	$18,418,055	$23,866,532	$29.21
Replacement Reserves	0	0	0	0	163,427	0.20
TI/LC	0	0	0	0	1,951,408	2.39
Net Cash Flow	$23,988,799	$21,739,455	$17,815,677	$18,418,055	$21,751,696	$26.62

Occupancy %	76.9%	70.9%	75.0%	70.4%(2)	70.5%(6)
NCF DSCR(7)	1.76x	1.59x	1.30x	1.35x	1.59x
NOI Debt Yield(7)	13.7%	12.4%	10.2%	10.5%	13.6%
(1)	Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten Rents in Place is based on the underwritten rent roll dated as of May 1, 2026, and is net of concessions. March 2026 TTM Occupancy % is based on the underwritten rent roll dated as of May 1, 2026.
(3)	Represents Underwritten Rent Steps through April 2027.
(4)	Represents Underwritten Straight Line IG Rent for investment grade tenants through the lesser of the loan or lease term.
(5)	The decline from 2024 NOI to 2025 NOI is primarily attributed to free rent associated with recent leases along with an increase in expenses. The increase from March 2026 TTM to Underwritten NOI is primarily attributed to burn off of free rent associated with recent leases.
(6)	Represents Economic Occupancy.
(7)	NCF DSCR and NOI Debt Yield are based on the One Dag Whole Loan.

Appraisal. The appraisal concluded to an “As Is (Funded Reserve)” value for the One Dag Property of $289,480,209 as of April 15, 2026, reflecting an assumption that reserves in the amount of $64,480,209 are fully funded at loan origination for certain free rent, landlord work, tenant improvements, leasing commissions and capital improvement obligations. The appraisal concluded an “As Is” value of $225,000,000 as of April 1, 2026. The appraisal’s “As Is (Funded Reserve)” and the “As Is” values are both subject to the extraordinary assumptions that the leases with the Kingdom of Sweden and the Republic of Chile would be executed. The respective renewal leases were executed subsequent to the origination date and the related lease renewal holdback has been released.

Environmental Matters. According to the Phase I environmental site assessment dated February 13, 2026, there was no evidence of any recognized environmental conditions at the One Dag Property.

The Market. The One Dag Property is located along Second Avenue between East 47th and 48th Streets, within walking distance of both the United Nations headquarters and Grand Central Station. According to the appraisal, the One Dag Property is situated in the East Side/UN office submarket within the broader Manhattan office market. The Manhattan office market continues to lead the nation’s return to office recovery, recording positive net absorption of approximately 7.6 million square feet in 2025, a marked improvement from the negative absorption of 6.2 million square feet in 2024. Leasing activity continues to be characterized by a pronounced flight to quality trend, particularly in Midtown Manhattan, where approximately 85% of leases executed since 2020 have occurred in Class A buildings. Leasing momentum has also been strongest in areas proximate to major transit hubs, including Grand Central Station and Penn Station.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

96

Office – CBD 885 Second Avenue New York, NY 10017	Collateral Asset Summary – Loan No. 6 One Dag	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,100,000 60.5% 1.59x 13.6%

According to third-party market reports, the East Side/UN office submarket has benefited from these broader market trends. As of the fourth quarter of 2025, the submarket began to experience accelerated leasing activity driven by its concentrated tenant base, which includes government, medical and education tenants, as well as more than 150 international consulates and diplomatic missions. The submarket comprises approximately 20.9 million square feet of inventory across 71 buildings and vacancy declined by approximately 1.8% quarter over quarter during the fourth quarter of 2025. As of the fourth quarter of 2025, the East Side/UN office submarket contained an occupancy rate of approximately 79.9% and an average asking rent of $74.69 PSF.

Total leasing activity in the East Side/UN office submarket reached approximately 1.5 million square feet in 2025, representing a 45.8% increase compared to 2024 levels. Class A space accounted for approximately 97.5% of leasing activity, reinforcing the depth of demand for higher-quality assets within the submarket. Notably, the East Side/UN office submarket has no major new office construction scheduled over the next five years, which is expected to support continued improvement in market fundamentals over the near to medium term.

The following table presents information relating to the appraisal’s market rent conclusions for the One Dag Property:

Market Rent Summary(1)
	Market Rent (PSF)	Lease Term (Months)
Office 2-10	$65.00	120
Office 14-21	$68.00	120
Office 22-30	$70.00	120
Office 31-39	$75.00	120
Office 40-49	$80.00	120
Storage	$30.00	120
(1)	Source: Appraisal.

The following table presents leasing data for office tenants at comparable properties with respect to the One Dag Property:

Comparable Office Lease Summary(1)

Subject/Location	Year Built/Renovated	Tenant Name	Size (SF)	Lease Date	Lease Term (Yrs.)	Rent PSF
One Dag 885 Second Avenue New York, NY	1972/2005		16,281(2)		17.0(3)	$72.48(3)
6 Grand Central New York, NY	1952/2000	Vac Eck Assocs	10,605	Jan-26	10.2	$73.00
60 East 42nd Street New York, NY	1930	Haver Analytics	16,042	Jan-26	10.8	$80.00
780 Third Avenue New York, NY	1984	Amynta Group	11,054	Dec-25	8.8	$76.00
875 Third Avenue New York, NY	1968	Conference Board Inc.	30,171	Sep-25	23.8	$65.00
777 Third Avenue New York, NY	1964/2010	First Commerce Bank	13,104	Jul-25	16.6	$72.00
900 Third Avenue New York, NY	1983	Kirkland & Ellis	17,361	Jul-25	12.2	$64.00
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated May 1, 2026. Represents the weighted average occupied office space.
(3)	Represents the weighted average based on NRA of office tenants excluding the management office.

The Borrower and the Borrower Sponsor. The borrower for the One Dag Whole Loan is One Dag Owner LP, a single-purpose Delaware limited partnership. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the One Dag Whole Loan. The borrower sponsor is 601W Companies LLC (“601W”), a real estate service company based in New York that acquires, develops, and manages commercial properties. With an asset value of approximately $7 billion, 601W manages 16 properties totaling over 21,000,000 SF. 601W’s primary clients include investors seeking high-performing commercial real estate opportunities across many cities including New York, New Jersey, Chicago, Washington D.C., San Francisco, Pittsburgh and Philadelphia. Mark Karasick and Michael Silberberg, the principals of 601W, are the non-recourse carve-out guarantors.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

97

Office – CBD 885 Second Avenue New York, NY 10017	Collateral Asset Summary – Loan No. 6 One Dag	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,100,000 60.5% 1.59x 13.6%

Property Management. The One Dag Property is managed by Rockhill Management, L.L.C., the prior owner of the One Dag Property. In connection with the sale of the One Dag Property, a portion of the previously outstanding secured debt was forgiven by the prior lender. For further information, please see “Description of the Mortgage Pool—Loan Purpose; Default History, Bankruptcy Issues and Other Proceedings” in the Preliminary Prospectus.

Initial and Ongoing Reserves. Real Estate Taxes – At origination, the borrower was required to make an upfront deposit of $6,203,116.53 into a tax reserve account. The borrower is required to provide ongoing monthly tax reserves equal to 1/12th of the taxes that the lender reasonably estimates will be payable during the next 12 month period. As of the Cut-off Date, the monthly reserve deposit was $1,466,627.37 ($21.54 PSF per annum).

Insurance – The borrower is required to provide ongoing monthly reserves equal to 1/12th of the insurance premium that the lender reasonably estimates will be payable during the next 12 month period; provided, however, the foregoing requirement is waived so long as (i) no event of default has occurred and is continuing and (ii) the borrower maintains a blanket policy in form and substance reasonably acceptable to the lender. An acceptable blanket policy was in place as of origination.

Replacement Reserve – At origination, the borrower was required to make an upfront deposit of $1,566,273 to a replacement reserve account. Additionally, the borrower is required to deposit monthly replacement reserves of $17,024 ($0.25 PSF per annum), capped at $1,000,000 excluding the upfront deposit.

TI/LC Reserve – At origination, the borrower was required to make an upfront deposit of $5,000,000 to a tenant improvement and leasing commissions account. Additionally, the borrower is required to deposit monthly tenant improvement and leasing commission reserves of $187,260 ($2.75 PSF per annum). Notwithstanding the aforementioned, or anything to the contrary contained herein, if, on any monthly payment date, the debt yield with respect to the One Dag Whole Loan and One Dag Mezzanine Loan (“One Dag Total Debt Debt Yield”) is equal to or greater than 9.3% and the debt yield with respect to the One Dag Whole Loan (“One Dag Whole Loan Debt Yield”) is equal to or greater than 11.4257%, then the aggregate amount of the TI/LC Reserve (excluding any termination deposits) may not exceed $11,235,620.

Free Rent – At origination, the borrower was required to make an upfront deposit of $20,770,751 to cover free rent allocable to tenants identified under the One Dag Whole Loan documents.

Outstanding TI – At origination, the borrower was required to make an upfront deposit of $34,174,426 for outstanding tenant improvements and leasing commissions.

Lease Renewal Holdback – At origination, the borrower was required to make an upfront deposit of $25,000,000 into a lease renewal reserve account. Within 120 days of the origination date, subject to no continuing event of default, the lender is required to disburse (i) $7,254,387 upon the renewal and delivery of the Republic of Chile lease in accordance with the terms of the One Dag Whole Loan documents, and/or (ii) $17,745,613 upon the renewal and delivery of the Kingdom of Sweden lease in accordance with the terms of the One Dag Whole Loan documents. If either lease is not renewed within such 120-day period, remaining funds will not be released unless and until all of the following conditions are satisfied: (i) no event of default is continuing; (ii) a One Dag Total Debt Debt Yield greater than or equal to 11.0% and a One Dag Whole Loan Debt Yield greater than or equal to 13.51%, calculated to include (a) 12 months of rent step-ups and (b) straight-line rents for investment grade tenants; (iii) the debt service coverage ratio with respect to the One Dag Whole Loan and the One Dag Mezzanine Loan (“One Dag Total Debt DSCR”) greater than or equal to 1.30x and the debt service coverage ratio with respect to the One Dag Whole Loan (“One Dag Whole Loan DSCR”) greater than or equal to 1.78x, calculated to (a) include 12 months of rent step-ups, (b) include straight-line rents for investment grade tenants, (c) include normalized capital expenditures of $0.20 PSF, and (d) reflect an interest-only basis; and (iv) a weighted average lease term of no less than 9 years, after which all remaining funds are required to be disbursed to the borrower. This reserve has been released as of the Cut-off Date.

Lockbox and Cash Management. The One Dag Whole Loan is structured with a hard lockbox and in-place cash management. At origination, the borrower was required to establish a lender-controlled deposit account and to direct each tenant to deposit all payments due with respect to the One Dag Property directly into the deposit account. The borrower is required to deposit all rent amounts received by the borrower or the property manager within two business days of receipt. All amounts on deposit in the lockbox are required to be transferred to the cash management account once every business day to be applied pursuant to the One Dag Whole Loan documents. During a Cash Sweep Period (as defined below), the borrower is required to deposit all excess cash flow into the excess cash flow reserve.

A “Cash Sweep Period” commences on the occurrence of any of the following: (i) an event of default under the One Dag Whole Loan, (ii) any bankruptcy action by the borrower, principal or the property manager, provided that, in the event the property manager is not an affiliate of the borrower, the borrower has 30 days to replace the property manager with a qualified manager before triggering the Cash

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

98

Office – CBD 885 Second Avenue New York, NY 10017	Collateral Asset Summary – Loan No. 6 One Dag	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,100,000 60.5% 1.59x 13.6%

Sweep Period, (iii) (a) the One Dag Total Debt DSCR being less than 1.10x or (b) the One Dag Whole Loan DSCR being less than 1.4573x, (iv) an event of default under the One Dag Mezzanine Loan, or (v) a Major Tenant Trigger Event (as defined below).

A Cash Sweep Period will no longer be continuing: with respect to clause (i) above, upon the acceptance by the lender of a cure of such event of default in its reasonable discretion, with respect to clause (ii) above, and only with respect to a bankruptcy action by the property manager, if the borrower replaces the property manager with a qualified manager under an acceptable replacement management agreement within 60 days of such bankruptcy action; with respect to clause (iii) above, upon the achievement of (a) the One Dag Total Debt DSCR of 1.15x or greater or (b) the One Dag Whole Loan DSCR of 1.5235x or greater, in each case for at least two consecutive quarters; with respect to clause (iv) above, upon the acceptance by the One Dag Mezzanine Loan lender of a cure of such event of default in its reasonable discretion; or with respect to clause (v) above, (a) the replacement of a Major Tenant (as defined below) with a tenant acceptable to the lender and satisfactory to other conditions under the One Dag Whole Loan documents, or (b) the amount of funds deposited into the excess cash flow reserve as a result of clause (v) above meets the aggregate amount equal to $125 PSF of the applicable lease premise.

A “Major Tenant Trigger Event” means the occurrence of any of the following: (i) the United Nations, together with its permitted successors and/or assigns (a “Major Tenant”), does not extend its lease 18 months prior to its lease expiration, (ii) a Major Tenant goes dark, vacates or abandons its total rentable premises, (iii) a Major Tenant subleases all of its total rentable premises, (iv) a Major Tenant terminates its lease, or (v) any Major Tenant gives notice or publicly announces in a public filing of its intention to vacate, cease operations, go dark or otherwise abandon its total rentable premises or terminate its lease.

Current Mezzanine or Secured Subordinate Indebtedness. Concurrent with the origination of the One Dag Whole Loan, JPMCB originated a mezzanine loan in the amount of $40,000,000 to the holder of 99.5% of the partnership interests in the borrower of the One Dag Whole Loan and the owner of 100% of the limited liability company interests in the general partner of the borrower of the One Dag Whole Loan, secured by a pledge of such equity interests. The One Dag Mezzanine Loan, which was sold to a third party after origination, is coterminous with the One Dag Whole Loan and accrues interest at a fixed rate of 10.81500% per annum. The One Dag Mezzanine Loan is subordinate to the One Dag Whole Loan to the extent provided in the related intercreditor agreement. See “Description of the Mortgage Pool—Additional Indebtedness—Mezzanine Indebtedness” in the Preliminary Prospectus.

The One Dag Whole Loan and One Dag Mezzanine Loan are summarized in the table below:

One Dag Total Debt Summary
Note	Original Balance	Original Term (mos.)	Original IO Term (mos.)	Interest Rate	Cumulative UW NCF DSCR	Cumulative UW NOI Debt Yield	Cumulative Cut-off Date LTV
Whole Loan	$175,000,000	120	60	6.76070%	1.59x(P&I) 1.81x (IO)	13.6%	60.5%
Mezzanine Loan	$40,000,000	120	120	10.81500%	1.20x	11.1%	74.3%
Total Debt	$215,000,000			7.51498837209302%	1.20x	11.1%	74.3%

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

99

Retail – Anchored 9701-9893 South Eastern Avenue Las Vegas, NV 89183	Collateral Asset Summary – Loan No. 7 Silverado Ranch Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,000,000 55.5% 1.40x 10.7%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

100

Retail – Anchored 9701-9893 South Eastern Avenue Las Vegas, NV 89183	Collateral Asset Summary – Loan No. 7 Silverado Ranch Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,000,000 55.5% 1.40x 10.7%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

101

Retail – Anchored 9701-9893 South Eastern Avenue Las Vegas, NV 89183	Collateral Asset Summary – Loan No. 7 Silverado Ranch Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,000,000 55.5% 1.40x 10.7%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

102

Retail – Anchored 9701-9893 South Eastern Avenue Las Vegas, NV 89183	Collateral Asset Summary – Loan No. 7 Silverado Ranch Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,000,000 55.5% 1.40x 10.7%

Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Retail - Anchored
Borrower Sponsor(s):	Scott J. Seligman Revocable Living Trust Under Agreement Dated December 17, 1992, As Amended and Restated and Scott J. Seligman	Collateral:	Fee
Borrower(s):	Silverado Ranch Plaza LLC	Location:	Las Vegas, NV
Original Balance:	$38,000,000	Year Built / Renovated:	2000 / NAP
Cut-off Date Balance:	$38,000,000	Property Management:	Seligman & Associates, LLC
% by Initial UPB:	4.7%	Size:	234,893 SF
Interest Rate:	7.17000%	Appraised Value (As Is) / Per SF:	$68,500,000 / $292
Note Date:	October 1, 2026	Appraisal Date:	June 24, 2026
Original Term:	120 months	Occupancy:	92.3% (as of August 1, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	91.9%
Original Amortization:	NAP	Underwritten NOI(3):	$4,065,179
Interest Only Period:	120 months	Underwritten NCF:	$3,855,229
First Payment Date:	November 6, 2026
Maturity Date:	October 6, 2036	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI(3):	$3,545,096 (TTM June 30, 2026)
Additional Debt Balance:	NAP	2025 NOI:	$3,521,543
Call Protection:	L(25),D(88),O(7)	2024 NOI:	$3,612,658
Lockbox / Cash Management:	Hard / Springing	2023 NOI:	$3,730,262

Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$162
Taxes:	$71,103	$35,552	NAP	Maturity Date Loan / SF:	$162
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	55.5%
Replacement Reserves:	$0	$2,929	NAP	Maturity Date LTV:	55.5%
TI / LC Reserve:	$500,000	Springing	$500,000	UW NOI DY:	10.7%
Other Reserves(2):	$303,840	Springing	NAP	UW NCF DSCR:	1.40x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$38,000,000	99.6%	Loan Payoff	$36,974,372	96.9%
Borrower Sponsor Equity	156,453	0.4	Upfront Reserves	874,943	2.3
			Closing Costs	307,138	0.8
Total Sources	$38,156,453	100.0%	Total Uses	$38,156,453	100.0%
(1)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(2)	Other Reserves are comprised of (i) an initial unfunded obligations reserve of approximately $303,840 and (ii) a springing monthly free rent reserve.
(3)	The increase from Most Recent NOI to Underwritten NOI is primarily attributable to four new leases being executed in 2026 accounting for 28,427 square feet and $615,099 of underwritten rent.

The Loan. The seventh largest mortgage loan (the “Silverado Ranch Plaza Mortgage Loan”) is secured by a first lien on the borrower’s fee interest in a 234,893 square foot anchored retail property located in Las Vegas, Nevada (the “Silverado Ranch Plaza Property”). The Silverado Ranch Plaza Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $38,000,000. The Silverado Ranch Plaza Mortgage Loan was originated by Citi Real Estate Funding Inc. on October 1, 2026 and has an initial term of ten years, is interest-only for the full term and accrues interest at a fixed rate of 7.17000% per annum on an Actual/360 basis.

The Property. The Silverado Ranch Plaza Property is a 234,893 square foot anchored retail center located at 9701-9893 South Eastern Avenue in Las Vegas, Nevada, approximately 11 miles southeast of the Las Vegas Strip. The Silverado Ranch Plaza Property was built in 2000 and consists of three single-story buildings situated on an approximately 25.6-acre site. The Silverado Ranch Plaza Property also includes 1,309 parking spaces, resulting in a parking ratio of approximately 5.57 spaces per 1,000 square feet.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

103

Retail – Anchored 9701-9893 South Eastern Avenue Las Vegas, NV 89183	Collateral Asset Summary – Loan No. 7 Silverado Ranch Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,000,000 55.5% 1.40x 10.7%

As of August 1, 2026, the Silverado Ranch Plaza Property was 92.3% leased by 35 tenants. Tenancy at the Silverado Ranch Plaza Property includes a mix of national and local retailers. National tenants include Marshall’s, Michael’s, PetSmart, Office Depot, Mattress Firm, Bath & Body Works, Five Below, Nike, Ulta Beauty, Famous Footwear, Hallmark and Dollar Tree. The Silverado Ranch Plaza Property is shadow anchored by a Target store located within the larger shopping center but not included in the collateral. Additional pad users within the larger center include O'Reilly Auto Parts, Krispy Kreme, Fazoli's, Discount Tire and Hootie Las Vegas LLC.

As of the Cut-off Date, tenants at the Silverado Ranch Plaza Property had been in occupancy for a weighted average of 15.6 years and had a weighted average remaining lease term of 4.8 years. No tenant represents more than 12.8% of net rentable area or 9.5% of underwritten rent.

Major Tenants. The three largest tenants based on underwritten base rent are Marshall’s, Michael’s, and PetSmart.

Marshall’s (30,000 square feet; 12.8% of net rentable area; 9.5% of underwritten base rent). Marshall’s is an off-price retailer owned by The TJX Companies, Inc. offering apparel, footwear, accessories, home fashions and seasonal merchandise. The chain operates more than 1,000 stores throughout the United States. Marshall’s has been a tenant at the Silverado Ranch Plaza Property since October 2000 and has a current lease term through January 2033 with two, five-year renewal options and no termination options remaining.

Michael’s (23,783 square feet; 10.1% of net rentable area; 7.9% of underwritten base rent). Founded in 1973, Michael’s is an arts and crafts retailer providing arts, crafts, floral and wall décor, framing and merchandise for makers and do-it-yourself home decorators. Michael’s operates over 1,300 stores in 49 states and Canada. Michael’s has been a tenant at the Silverado Ranch Plaza Property since July 2001 and has a current lease term through April 2031 with one, five-year renewal option and no termination options remaining.

PetSmart (19,235 square feet; 8.2% of net rentable area; 7.2% of underwritten base rent). Founded in 1987, PetSmart is a specialty pet retailer offering pet food and supplies, grooming, training, boarding, daycare, and veterinary services. PetSmart operates more than 1,680 stores across the United States, Canada, and Puerto Rico. PetSmart has been a tenant at the Silverado Ranch Plaza Property since March 2001 and has a current lease term through March 2031 with two, five-year renewal options and no termination options remaining.

The following table presents certain information relating to the largest tenants by underwritten base rent at the Silverado Ranch Plaza Property:

Tenant Summary(1)
Tenant	Credit Rating (Fitch/Moody's/S&P)(2)	Net Rentable Area (SF)	% of NRSF	U/W Base Rent	U/W Base Rent Per SF	% Annual U/W Base Rent	Sales PSF / Year(3)	U/W Occ. Costs	Lease Expiration	Term. Option (Y/N)	Renewal Option
Major Tenants
Marshall's	NR / A2 / A	30,000	12.8%	$421,500	$14.05	9.5%	NAV	NAV	1/31/2033	N	2 x 5 yr
Michael's	NR / Caa1 / B	23,783	10.1%	$350,799	$14.75	7.9%	NAV	NAV	4/30/2031	N	1 x 5 yr
PetSmart	NR / Caa1 / B+	19,235	8.2%	$317,378	$16.50	7.2%	NAV	NAV	3/31/2031	N	2 x 5 yr
Office Depot, LLC	NR / NR / NR	18,127	7.7%	$308,159	$17.00	7.0%	NAV	NAV	6/30/2031	N	N
Nike Retail Services Inc	NR / A2 / A	15,100	6.4%	$256,700	$17.00	5.8%	$504	3.4%	4/30/2032	N	1 x 5 yr
Kids Empire Nevada LLC	NR / NR / NR	9,570	4.1%	$238,580	$24.93	5.4%	NAV	NAV	5/31/2041	N	1 x 5 yr
Ulta Salon	NR / NR / NR	10,800	4.6%	$213,840	$19.80	4.8%	NAV	NAV	2/28/2031	N	2 x 5 yr
Five Below Inc.	NR / NR / NR	10,000	4.3%	$209,251	$20.93	4.7%	NAV	NAV	1/31/2030	N	3 x 5 yr
Mattress Firm Corp.	NR / NR / NR	5,224	2.2%	$187,437	$35.88	4.2%	$809	4.4%	7/31/2036	N	2 x 5 yr
Tilly's	NR / NR / NR	8,000	3.4%	$176,000	$22.00	4.0%	$190	11.6%	7/31/2031	N	1 x 5 yr
Total Major Tenants		149,839	63.8%	$2,679,644	$17.88	60.5%
Non-Major Tenants		66,917	28.5%	$1,750,565	$26.16	39.5%
Total Occupied		216,756	92.3%	$4,430,209	$20.44	100.0%
Vacant		18,137	7.7%
Total		234,893	100.0%
(1)	Based on the underwritten rent roll dated August 1, 2026, inclusive of $24,000 of straight line rent steps and $104,371 of contractual rent steps through November 1, 2027.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Sales PSF / Year represents the June 2026 TTM Sales.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

104

Retail – Anchored 9701-9893 South Eastern Avenue Las Vegas, NV 89183	Collateral Asset Summary – Loan No. 7 Silverado Ranch Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,000,000 55.5% 1.40x 10.7%

The following table presents certain information relating to the historical sales of the top tenants that report sales at the Silverado Ranch Plaza Property:

Tenant Sales History(1)
Tenant	Net Rentable Area (SF)	2025 Sales PSF	TTM Sales PSF(2)	Occ Cost
Bath & Body Works	3,600	NAV	$1,243.20	2.6%
Shawn Lemas	2,000	$982.40	$982.40	2.3%
Mattress Firm Corp.	5,224	$813.45	$808.70	4.4%
General Nutrition Corp	1,600	$711.02	$625.94	6.5%
Nike Retail Services Inc	15,100	$525.51	$503.59	3.4%
No.1 Boba Tea	1,000	$533.82	$494.32	6.1%
Sheffield Spice Company	1,600	$377.63	$388.46	7.5%
SLWCBNP, LLC	2,577	$343.93	$350.22	7.6%
Vitamin S Paradise LLC	1,600	$338.51	$304.95	10.1%
Elegance Curtains & Blinds European Design	1,000	$327.65	$294.66	7.2%
(1)	Tenant Sales History represents the latest sales information as provided by the borrower.
(2)	TTM Sales PSF represent the June 2026 TTM Sales PSF.

The following table presents certain information relating to the lease rollover schedule at the Silverado Ranch Plaza Property, based on initial lease expiration dates:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2026 & MTM	10,500	4.5%	4.5%	$194,918	4.4%	$18.56	4
2027	16,994	7.2%	11.7%	$464,207	10.5%	$27.32	8
2028	1,000	0.4%	12.1%	$37,080	0.8%	$37.08	1
2029	7,777	3.3%	15.4%	$274,841	6.2%	$35.34	5
2030	11,000	4.7%	20.1%	$251,687	5.7%	$22.88	2
2031	99,891	42.5%	62.7%	$1,802,542	40.7%	$18.05	8
2032	23,200	9.9%	72.5%	$508,025	11.5%	$21.90	3
2033	30,000	12.8%	85.3%	$421,500	9.5%	$14.05	1
2034	1,600	0.7%	86.0%	$49,392	1.1%	$30.87	1
2035	0	0.0%	86.0%	$0	0.0%	$0.00	0
2036	5,224	2.2%	88.2%	$187,437	4.2%	$35.88	1
2037 & thereafter	9,570	4.1%	92.3%	$238,580	5.4%	$24.93	1
Other(2)	0	0.0%	92.3%	$0	0.0%	$0.00	NAP
Vacant	18,137	7.7%	100.0%	$0	0.0%	$0.00	NAP
Total / Wtd. Avg.	234,893	100.0%		$4,430,209	100.00%	$20.44	35
(1)	Based on the underwritten rent roll dated August 1, 2026, inclusive of $24,000 of straight line rent steps and $104,371 of contractual rent steps through November 1, 2027.
(2)	Other includes eight pad site ground lessees and easement agreement holders for which 0 SF of NRA are attributable and $0 of underwritten rent are attributable. No NRA or base rental revenue has been attributed to these agreements; however, underwriting includes recovery income associated with the reimbursement obligations of such parties pursuant to their respective agreements.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

105

Retail – Anchored 9701-9893 South Eastern Avenue Las Vegas, NV 89183	Collateral Asset Summary – Loan No. 7 Silverado Ranch Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,000,000 55.5% 1.40x 10.7%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Silverado Ranch Plaza Property:

Cash Flow Analysis
	2023	2024	2025	TTM 6/30/2026(1)	UW(1)(2)	UW PSF
Base Rent	$3,997,429	$4,046,911	$3,861,557	$3,990,817	$4,325,838	$18.42
Contractual Rent Steps	0	0	0	0	104,371	$0.44
Potential Income from Vacant Space	0	0	0	0	502,504	$2.14
Gross Potential Rent	$3,997,429	$4,046,911	$3,861,557	$3,990,817	$4,932,713	$21.00
Reimbursements	922,444	911,540	1,131,959	1,143,178	1,247,344	$5.31
Total Gross Income	$4,919,873	$4,958,451	$4,993,516	$5,133,995	$6,180,057	$26.31
(Vacancy / Credit Loss)	0	0	0	0	(502,504)	($2.14)
Effective Gross Income	$4,919,873	$4,958,451	$4,993,516	$5,133,995	$5,677,553	$24.17

CAM Expenses	613,725	727,963	816,543	904,946	904,946	$3.85
Real Estate Taxes	335,404	350,387	378,703	393,543	393,543	$1.68
Management Fee	147,596	148,754	149,805	154,020	170,327	$0.73
Insurance	92,886	118,689	126,920	136,391	143,559	$0.61
Total Expenses	$1,189,611	$1,345,792	$1,471,972	$1,588,900	$1,612,374	$6.86

Net Operating Income	$3,730,262	$3,612,658	$3,521,543	$3,545,096	$4,065,179	$17.31
Replacement Reserves	0	0	0	0	44,652	$0.19
Normalized TI/LC	0	0	0	0	165,299	$0.70
Net Cash Flow	$3,730,262	$3,612,658	$3,521,543	$3,545,096	$3,855,229	$16.41

Occupancy (%)	98.9%	95.8%	88.6%	90.3%	91.9%(3)
NCF DSCR	1.35x	1.31x	1.27x	1.28x	1.40x
NOI Debt Yield	9.8%	9.5%	9.3%	9.3%	10.7%
(1)	The increase from Most Recent NOI to Underwritten NOI is primarily attributable to four new leases being executed in 2026 accounting for 28,427 square feet and $615,099 of underwritten rent.
(2)	UW Base Rent is based on the underwritten rent roll dated August 1, 2026.
(3)	Represents economic occupancy.

Appraisal. According to the appraisal, the Silverado Ranch Plaza Property had an “as-is” appraised value of $68,500,000 as of June 24, 2026 as shown in the table below.

Silverado Ranch Plaza Appraised Value(1)
Property	Value	Capitalization Rate
Silverado Ranch Plaza	$68,500,000	6.50%
(1)	Source: Appraisal.

Environmental Matters. According to a Phase I environmental report dated July 2, 2026, there was no evidence of any recognized environmental conditions at the Silverado Ranch Plaza Property.

The Market. The Silverado Ranch Plaza Property is located at 9701-9893 South Eastern Avenue in the Silverado Ranch neighborhood of the Southeast Las Vegas submarket, approximately 11 miles southeast of the Las Vegas Strip. The Silverado Ranch Plaza Property is situated at the intersection of South Eastern Avenue and East Silverado Ranch Boulevard and benefits from access to Interstate 215,

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

106

Retail – Anchored 9701-9893 South Eastern Avenue Las Vegas, NV 89183	Collateral Asset Summary – Loan No. 7 Silverado Ranch Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,000,000 55.5% 1.40x 10.7%

which provides connectivity throughout the Las Vegas metropolitan area. According to the appraisal, the surrounding area is characterized by a mix of established residential communities, retail development, and continued population growth.

According to a third-party market research report, the Silverado Ranch Plaza Property is located in the Southeast Las Vegas retail submarket of Las Vegas. As of October 22, 2026, the Southeast Las Vegas retail submarket had inventory of 22,228,615 square feet, an overall vacancy rate of 4.1% and an average asking rent of $32.11 per square foot.

According to the appraisal, the 2025 population within a one-, three- and five-mile radius of the Silverado Ranch Property was 19,872, 166,815 and 320,680, respectively. The 2025 average household income within the same radii was $109,367, $127,281 and $129,871, respectively.

The following table presents certain information relating to comparable retail leases to the Silverado Ranch Plaza Property:

Comparable Retail Lease Summary(1)
Property Name/Location	Year Built / Renovated	Size (Sq. Ft.)	Tenant	Suite Size (Sq. Ft.)	Rent Per Sq. Ft. (2)	Commencement	Lease Term (Years)
Silverado Ranch Plaza Las Vegas, NV	2000 / NAP	234,893(3)	Mattress Firm Corp. (3)	5,224(3)	$35.00(3)	Jan-01(3)	36(3)
9435 South Rainbow Boulevard Las Vegas, NV	2023 / NAP	7,334	The Greek Gyro	2,720	$47.40	Sep-25	10
10410 South Decatur Boulevard Las Vegas, NV	2015 / NAP	4,500	Lumis Pharmacy	920	$36.00	Mar-25	4
3720-3780 East Sunset Road Las Vegas, NV	1989 / NAP	28,800	Capriotti's	1,200	$30.00	Jul-24	7.6
8826-8880 South Eastern Avenue Las Vegas, NV	1999 / NAP	83,943	Fit Club	7,948	$25.00	Feb-25	5
8700 West Sunset Road Las Vegas, NV	2023 / NAP	55,311	Aces & Ales	8,241	$37.80	Sep-24	10
4945-5045 West Tropicana Avenue Las Vegas, NV	2000 / NAP	74,824	24/7 Salon & Day Spa	5,079	$33.00	Aug-24	10
(1)	Source: Appraisal unless otherwise indicated.
(2)	Rent Per Sq. Ft. represents base rent and does not include rent steps.
(3)	Based on the underwritten rent roll as of August 1, 2026.

The Borrower and the Borrower Sponsor. The borrower is Silverado Ranch Plaza LLC, a Delaware limited liability company with one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Silverado Ranch Plaza Mortgage Loan.

The borrower sponsors and non-recourse carveout guarantors are, collectively, (i) Scott J. Seligman of The Seligman Group and (ii) the Scott J. Seligman Revocable Living Trust Under Agreement Dated December 17, 1992, As Amended and Restated. Founded in 1954, The Seligman Group owns and operates a portfolio of commercial development, industrial, residential, and retail properties across the United States. In addition to real estate, The Seligman Group has investment holdings in a variety of industries including banking, private aviation and wealth management. Scott J. Seligman is currently and has previously been subject to defaults and foreclosures. See “Description of the Mortgage Pool—Loan Purpose; Default History, Bankruptcy Issues and Other Proceedings” in the Preliminary Prospectus.

On March 25, 2024, the United States Office of the Comptroller of the Currency (“OCC”) issued a consent order against Scott J. Seligman related to his role in Sterling Bank’s residential lending activities. Pursuant to the OCC order, Scott J. Seligman agreed to a civil money penalty and to refrain from participating in the banking industry. See “Description of the Mortgage Pool—Litigation and Other Considerations” in the Preliminary Prospectus.

Property Management. The Silverado Ranch Plaza Property is managed by Seligman & Associates, LLC, an affiliate of the borrower.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

107

Retail – Anchored 9701-9893 South Eastern Avenue Las Vegas, NV 89183	Collateral Asset Summary – Loan No. 7 Silverado Ranch Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,000,000 55.5% 1.40x 10.7%

Initial and Ongoing Reserves. At origination of the Silverado Ranch Plaza Mortgage Loan, the borrower deposited approximately (i) $71,103 into a reserve for real estate taxes, (ii) $303,840 into an unfunded obligations reserve on account of tenant improvement costs owed to Mattress Firm Corp. and Hallmark and (iii) $500,000 into a TI/LC reserve.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the annual estimated taxes that the lender determines will be payable over the next-ensuing 12-month period (initially estimated to be approximately $35,552).

Insurance Reserve – At the option of the lender, if the liability or casualty insurance policy maintained by the borrower covering the Silverado Ranch Plaza Property does not constitute an approved blanket or umbrella policy pursuant to the Silverado Ranch Plaza Mortgage Loan documents or the lender requires the borrower to obtain a separate policy, the borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies. At origination, a blanket policy was in place.

Replacement Reserve – The borrower is required to deposit into a replacement reserve, on a monthly basis, approximately $2,929.

TI/LC Reserve – On a monthly basis when the TI/LC reserve falls under $500,000, the borrower will be required to escrow the lesser of (i) approximately $19,574 and (ii) the amount necessary to raise the TI/LC reserve balance to $500,000.

Free Rent Reserve – If the borrower enters into a new lease (or amends, extends or renews an existing lease) that provides for free rent, gap rent, rent abatement or other rent concession, and the borrower wishes to include the rent subject to such concession in underwritten cash flow, the borrower is required to deposit into a free rent reserve an amount equal to the total free rent, gap rent, rent abatement or other rent concession owed or credited to the tenant over the remainder of the applicable concession period, as reasonably determined by the lender.

Lockbox / Cash Management. The Silverado Ranch Plaza Mortgage Loan is structured with a hard lockbox and springing cash management. The borrower was required to establish a lender-controlled lockbox account on the origination date and to deliver direction letters to each tenant at the Silverado Ranch Plaza Property directing them to pay rent and other sums due to the lockbox account. The borrower is required to immediately deposit (or cause the property manager to immediately deposit) all revenue derived from the Silverado Ranch Plaza Property and received by the borrower or property manager into the lender-controlled lockbox account. All funds deposited into the lockbox account are required to be transferred on each business day to or at the direction of the borrower unless a Trigger Period (as defined below) exists, in which case all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed in accordance with the Silverado Ranch Plaza Mortgage Loan documents. As long as no Trigger Period is continuing, funds on deposit in the lockbox account are required to be transferred on each business day to the borrower’s operating account. All excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Silverado Ranch Plaza Mortgage Loan documents are required to (i) to the extent that a Trigger Period exists, be held by the lender in an excess cash flow reserve account as additional collateral for the Silverado Ranch Plaza Mortgage Loan or (ii) to the extent that no Trigger Period exists, be disbursed to the borrower. Upon the cure of all Trigger Periods, provided no event of default is continuing, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under the Silverado Ranch Plaza Mortgage Loan documents, the lender may apply funds to the Silverado Ranch Plaza Mortgage Loan in such priority as it may determine.

“Trigger Period” means a period: (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default and (ii) the debt service coverage ratio falling below 1.20x; and (B) expiring upon, with regard to any Trigger Period commenced in connection with (x) clause (A)(i) above, the cure (if applicable) of such event of default and (y) clause (A)(ii) above, the date that the debt service coverage ratio is equal to or greater than 1.25x for two consecutive calendar quarters.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Provided no event of default has occurred and is continuing, the borrower has the right, at any time on or after the end of the two-year period commencing on the closing date of the Benchmark 2026-B44 securitization and prior to April 6, 2036, to obtain the release of a portion of the Silverado Ranch Plaza Property (the “Release Property”), provided that, among other conditions, (i) the borrower defeases an amount equal to the greater of (x) 120% of the allocated loan amount with respect to the Release Property and (y) the net sale proceeds from the sale of the Release Property, (ii) after giving effect to the release, the debt service coverage ratio of the remaining Silverado Ranch Plaza Property (the “Remaining Property”) is equal to or greater than the greater of (x) the debt service coverage ratio of the Remaining Property prior to the partial defeasance and (y) the debt service coverage ratio as of the origination date (1.40x), (iii) after giving effect to the release, the debt yield of the Remaining Property is equal to or greater than the greater of (x) the debt yield of the Remaining Property prior to the partial defeasance and (y) the debt yield as of the origination date (10.7%), (iv) after

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

108

Retail – Anchored 9701-9893 South Eastern Avenue Las Vegas, NV 89183	Collateral Asset Summary – Loan No. 7 Silverado Ranch Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,000,000 55.5% 1.40x 10.7%

giving effect to the release, the loan-to-value ratio of the Remaining Property is no greater than the lesser of (x) the loan-to-value ratio as of the origination date (55.5%) and (y) the loan-to-value ratio of the Remaining Property immediately prior to the partial defeasance and (v) satisfaction of REMIC-related conditions.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

109

Retail – Super Regional Mall 5000 South Arizona Mills Circle Tempe, AZ 85282	Collateral Asset Summary – Loan No. 8 Arizona Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,000,000 40.2% 2.98x 21.2%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

110

Retail – Super Regional Mall 5000 South Arizona Mills Circle Tempe, AZ 85282	Collateral Asset Summary – Loan No. 8 Arizona Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,000,000 40.2% 2.98x 21.2%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

111

Retail – Super Regional Mall 5000 South Arizona Mills Circle Tempe, AZ 85282	Collateral Asset Summary – Loan No. 8 Arizona Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,000,000 40.2% 2.98x 21.2%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

112

Retail – Super Regional Mall 5000 South Arizona Mills Circle Tempe, AZ 85282	Collateral Asset Summary – Loan No. 8 Arizona Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,000,000 40.2% 2.98x 21.2%

Mortgage Loan Information		Property Information
Loan Seller:	BMO, CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Retail - Super Regional Mall
Borrower Sponsor:	Simon Property Group, L.P.	Collateral:	Fee
Borrower:	Arizona Mills Mall, LLC	Location:	Tempe, AZ
Original Balance(1):	$28,000,000	Year Built / Renovated:	1986 -1999 / NAP
Cut-off Date Balance(1):	$28,000,000	Property Management:	Simon Management Associates II, LLC (borrower-affiliated)
% by Initial UPB:	3.5%	Size:	1,223,783 SF
Interest Rate:	6.65700%	Appraised Value / Per SF:	$336,000,000 / $275
Note Date:	June 23, 2026	Appraisal Date:	April 21, 2026
Original Term:	120 months	Occupancy:	98.9% (as of June 2, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	97.7%
Original Amortization:	NAP	Underwritten NOI:	$28,686,162
Interest Only Period:	120 months	Underwritten NCF:	$27,149,831
First Payment Date:	August 1, 2026
Maturity Date:	July 1, 2036	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI:	$28,149,610 (TTM March 31, 2026)
Additional Debt Balance(1):	$107,000,000	2025 NOI:	$28,152,503
Call Protection:	L(28),D(85),O(7)	2024 NOI:	$29,684,322
Lockbox / Cash Management:	Hard / Springing	2023 NOI:	$28,647,369

Reserves(2)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$110
Taxes:	$0	Springing	NAP	Maturity Date Loan / SF:	$110
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	40.2%
Replacement Reserves:	$0	Springing	NAP	Maturity Date LTV:	40.2%
Rollover Reserves:	$0	Springing	NAP	UW NOI DY:	21.2%
Gap Rent Reserve:	$310,940	$0	NAP	UW NCF DSCR:	2.98x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$135,000,000	100.0%	Loan Payoff	$89,378,737	66.2%
			Return of Equity	44,461,962	32.9
			Closing Costs	848,361	0.6
			Upfront Reserves	310,940	0.2
Total Sources	$135,000,000	100.0%	Total Uses	$135,000,000	100.0%
(1)	The Arizona Mills Mortgage Loan (as defined below) is part of a whole loan evidenced by 10 pari passu promissory notes with an aggregate original principal balance of $135,000,000 (the “Arizona Mills Whole Loan”). The Financial Information presented in the chart above is based on the Arizona Mills Whole Loan.
(2)	See “Escrows and Reserves” below for further discussion of reserve requirements.

The Loan. The eighth largest mortgage loan (the “Arizona Mills Mortgage Loan”) is part of a fixed rate whole loan evidenced by ten pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $135,000,000. The Arizona Mills Whole Loan is secured by the borrower’s fee interest in a 1,223,783 square foot super regional mall located in Tempe, Arizona (the “Arizona Mills Property”). The Arizona Mills Whole Loan was co-originated by Bank of Montreal (“BMO”) and Citi Real Estate Funding Inc. (“CREFI”) on June 23, 2026. The Arizona Mills Mortgage Loan is evidenced by the non-controlling Note A-3 and non-controlling Note A-4-1, contributed by BMO, and the non-controlling Note A-6-2, contributed by CREFI, with an aggregate outstanding principal balance as of the Cut-off Date of $28,000,000. The Arizona Mills Whole Loan has a 10-year term and accrues interest at a per annum rate of 6.65700% on an Actual/360 basis. The scheduled maturity date of the Arizona Mills Whole Loan is July 1, 2036.

The relationship between the holders of the Arizona Mills Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The Arizona Mills Whole Loan is serviced under the pooling and servicing agreement for the BMO 2026-C15 securitization trust. See “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

113

Retail – Super Regional Mall 5000 South Arizona Mills Circle Tempe, AZ 85282	Collateral Asset Summary – Loan No. 8 Arizona Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,000,000 40.2% 2.98x 21.2%

The table below identifies the promissory notes that comprise the Arizona Mills Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$40,000,000	$40,000,000	BMO 2026-C15	Yes
A-2	$20,000,000	$20,000,000	BMO 2026-C15	No
A-3	$20,000,000	$20,000,000	Benchmark 2026-B44	No
A-4-1	$5,500,000	$5,500,000	Benchmark 2026-B44	No
A-4-2	$4,500,000	$4,500,000	BMO 2026-C15	No
A-5	$15,000,000	$15,000,000	MSBAM 2026-C36	No
A-6-1	$5,000,000	$5,000,000	MSBAM 2026-C36	No
A-6-2	$2,500,000	$2,500,000	Benchmark 2026-B44	No
A-7	$15,000,000	$15,000,000	MSBAM 2026-C36	No
A-8	$7,500,000	$7,500,000	BMO 2026-C15	No
Whole Loan	$135,000,000	$135,000,000

The Property. The Arizona Mills Property is a 1,223,783 square foot super regional mall anchored by Harkins Theatres IMAX (“Harkins Theatres”), LEGOLAND Discovery Center, RECLECTIC, and Burlington Coat Factory (“Burlington”), with junior anchors including Q, Tilt, Cavender’s Boot City, Marshalls and Q Luv. Built between 1986 and 1999, the Arizona Mills Property is situated on a 94.37-acre parcel and contains 6,206 parking spaces, which results in a parking ratio of 5.1 parking spaces per 1,000 square feet of net rentable area. As of June 2, 2026, the Arizona Mills Property was 98.9% leased based on net rentable area (including temporary tenants) and 89.3% leased, excluding temporary tenants, by 152 leases. Temporary tenants occupy approximately 9.6% of the net rentable area and no underwritten base rent is attributable to such temporary tenants. The trailing 12-month tenant sales per square foot for in-line tenants as of March 31, 2026 is $305 per square foot, representing an 11.9% decrease since 2023.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

114

Retail – Super Regional Mall 5000 South Arizona Mills Circle Tempe, AZ 85282	Collateral Asset Summary – Loan No. 8 Arizona Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,000,000 40.2% 2.98x 21.2%

The following tables presents certain information relating to the historical tenant sales for certain tenants that report sales at the Arizona Mills Property:

Sales Performance History(1)(2)
Sales	2023	2024	2025	2025 PSF(3)
Gross Property Sales	$220,764,973	$224,504,721	$234,786,000	$192
Sales (< 10,000 SF)(3)	$122,705,106	$124,730,683	$126,102,590	$274
Sales (> 10,000 SF)(4)	$98,059,868	$99,774,037	$108,683,409	$142
Freestanding Tenants(4)	$0	$1,143,313	$1,184,165	$369
Major Tenants(5)	$57,405,082	$61,399,424	$73,275,797	$167
(1)	All sales information presented above is based upon information provided by the borrower sponsor. Further, because sales are self-reported by the tenant, such information is not independently verified by the borrower sponsor. Not all tenants are required to report sales.
(2)	Sales provided in In-Place Rent Roll as of June 2, 2026.
(3)	Includes sales of all tenants based on square footage.
(4)	Freestanding Tenants include Outparcel Tenants.
(5)	Major Tenants include top 10 tenants based on U/W Base Rent.

Sales Performance History(1)
Tenant Name	SF	2023	2024	2025	2025 PSF / Occ. Cost(2)
Harkins Theatres	92,253	$13,403,178	$12,447,593	$12,199,490	$132 / 15.3%
RECLECTIC	105,700	$0	$0	$8,708,892(3)	$82 / 8.0%
Vans Outlet	4,169	$3,433,379	$2,739,376	$2,384,938	$572 / 28.3%
Bubble Planet	29,571	$0	$0	$5,441,062	$184 / 11.0%
Ross Dress For Less	29,734	$13,091,190	$17,028,212	$14,551,484	$489 / 3.7%
Burlington	80,426	$16,295,900	$17,455,993	$15,918,080	$198 / 3.2%
JD Sports	5,650	$0	$0	$3,588,857	$635 / 11.9%
Cavender's Boot City	34,504	$0	$0	$0	$0 / NAP
Marshalls	31,315	$8,125,305	$7,959,965	$7,181,068	$229 / 5.0%
SEA LIFE Aquarium	25,590	$3,056,130	$3,768,285	$3,301,927	$129 / 10.8%
(1)	All sales information presented above is based upon information provided by the borrower sponsor. Further, because sales are self-reported by the tenant, such information is not independently verified by the borrower sponsor. Not all tenants are required to report sales.
(2)	Occupancy Cost is calculated based on underwritten base rent divided by gross sales.
(3)	RECLECTIC 2025 sales are based on reported sales for the period February 1, 2025 through January 31,2026.

Major Tenants. The three largest tenants based on underwritten base rent are Harkins Theatres, RECLECTIC, and Vans Outlet.

Harkins Theatres (92,253 square feet; 7.5% of net rentable area; 8.0% of underwritten base rent). Founded in 1933 , Harkins Theatres is headquartered in Scottsdale, Arizona and operates approximately 500 screens . Harkins Theatres has 18 regular screens and one IMAX screen at the Arizona Mills Property, where it has been a tenant since November 1995. Harkins Theatres is on a lease expiring July 31, 2035 with three, five-year renewal options and a termination option. Harkins Theatres has the option to terminate its lease within 30 days following written notice of relocation by borrower, provided such relocation occurs prior to commencement of construction at the Arizona Mills Property. As of March 2026, the TTM tenant sales were $11,846,539 (approximately $624k per screen).

RECLECTIC (105,700 square feet; 8.6% of net rentable area; 3.0% of underwritten base rent). RECLECTIC is a new eco-conscious store by Urban Outfitters. Urban Outfitters was founded in 1970  and now operates over 200  stores across the United States, Canada and Europe. RECLECTIC has been a tenant at the Arizona Mills Property since October 2024, replacing At Home which vacated in 2019. RECLECTIC has a lease expiring October 31, 2034 with one, five-year renewal option and no termination options. As of March 2026, the TTM tenant sales were $8,708,892.

Vans Outlet (4,169 square feet; 0.3% of net rentable area; 2.9% of underwritten base rent). Founded in 1966 , Vans Outlet (“Vans”) is owned by VF Corporation (Fitch/Moody’s/S&P: NR/Ba2/BB). Vans has been a tenant at the Arizona Mills Property since 2008, most recently extending its lease in February 2022, and has a lease expiration on January 31, 2027. Vans has no renewal or termination option. As of March 2026, the TTM tenant sales were $2,279,198.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

115

Retail – Super Regional Mall 5000 South Arizona Mills Circle Tempe, AZ 85282	Collateral Asset Summary – Loan No. 8 Arizona Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,000,000 40.2% 2.98x 21.2%

The following table presents certain information relating to the largest tenants (of which certain tenants may have co-tenancy provisions) by underwritten base rent at the Arizona Mills Property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Total U/W Base Rent	Lease Expiration	Renewal Option (Y/N)(3)	Termination Option (Y/N)(3)
Harkins Theatres	NR/NR/NR	92,253	7.5%	$1,867,201	$20.24	8.0%	7/31/2035	3 x 5 year	Y(4)
RECLECTIC	NR/NR/NR	105,700	8.6%	$700,000	$6.62	3.0%	10/31/2034	1 x 5 year	N
Vans Outlet	Ba3/BB/NR	4,169	0.3%	$675,684	$162.07	2.9%	1/31/2027	N	N
Bubble Planet	NR/NR/NR	29,571	2.4%	$600,000	$20.29	2.6%	2/28/2027	1 x 2 year	Y(5)
Ross Dress For Less	A2/BBB+/NR	29,734	2.4%	$535,212	$18.00	2.3%	1/31/2033	1 x 5 year	Y(6)
Burlington	NR/BB+/NR	80,426	6.6%	$502,662	$6.25	2.2%	1/31/2028	1 x 5 year	N
JD Sports	NR/NR/NR	5,650	0.5%	$426,468	$75.48	1.8%	12/31/2031	N	N
Cavender's Boot City	NR/NR/NR	34,504	2.8%	$400,000	$11.59	1.7%	1/31/2032	2 x 5 year	Y(7)
Marshalls	A2/A/NR	31,315	2.6%	$360,123	$11.50	1.6%	12/31/2026	3 x 5 year	N
SEA LIFE Aquarium	NR/NR/NR	25,590	2.1%	$356,440	$13.93	1.5%	12/31/2030	2 x 5 year	Y(8)
Major Tenants Subtotal / Wtd. Avg.		438,912	35.9%	$6,423,789	$14.64	27.7%
Remaining Total / Wtd. Avg.(9)		771,465	63.0%	$16,799,771	$21.78	72.3%
Occupied Collateral Total / Wtd. Avg.		1,210,377	98.9%	$23,223,560	$19.19	100.0%
Vacant Space		13,406	1.1%
Collateral Total		1,223,783	100.0%

(1)	Based on the underwritten rent roll dated as of June 2, 2026, inclusive of $261,138 of rent steps through June 2027.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	Certain tenants may have termination, contraction or renewal options (which may become exercisable prior to the originally stated expiration date of the tenant lease).
(4)	Harkins Theatres has the right to terminate its lease, in the event of relocation.
(5)	Bubble Planet has the right to terminate its lease in the event of an exclusive use violation.
(6)	Ross Dress For Less has the right to terminate its lease if the borrower violates the tenant’s exclusive use.
(7)	In the event of an exclusive use violation, Cavender’s Boot City has the right to terminate its lease.
(8)	SEA LIFE Aquarium has the right to terminate its lease upon 180 days’ notice if the gross leasable area of the center is reduced below 900,000 square feet for any reason other than the casualty or condemnation and other than as a result of a temporary reduction resulting from the borrower’s voluntary remodeling or rebuilding of the center (provided the work of remodeling or rebuilding is being diligently prosecuted by the borrower within 180 days of the reduction in square footage). If SEA LIFE Aquarium elects to terminate its lease and gross sales decrease during the square foot notice period by at least 10% over the same period of the previous year, then the borrower will be required also reimburse the SEA LIFE Aquarium its unamortized cost of the tenant improvements at the premises. In the event of an exclusive use violation, the SEA LIFE Aquarium has the right to either terminate its lease or otherwise resume payment of the full minimum annual rent required under its lease.
(9)	Remaining total includes 116,992 square feet attributable to temporary tenants and 100,519 square feet attributable to percentage in-lieu tenants to which no underwritten rent is attributable. This is inclusive of anchor tenant, LEGOLAND Discovery Center, a percentage in-lieu tenant for which 65,013 square feet and no underwritten rent is attributable.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

116

Retail – Super Regional Mall 5000 South Arizona Mills Circle Tempe, AZ 85282	Collateral Asset Summary – Loan No. 8 Arizona Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,000,000 40.2% 2.98x 21.2%

The following table presents certain information relating to the lease rollover schedule at the Arizona Mills Property, based on the initial lease expiration dates:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2026 & MTM	97,614	8.0%	8.0%	$2,006,051	8.6%	$20.55	17
2027	186,468	15.2	23.2	$5,945,855	25.6	$31.89	37
2028	181,338	14.8	38.0	$3,837,161	16.5	$21.16	26
2029	106,812	8.7	46.8	$2,875,285	12.4	$26.92	26
2030	70,858	5.8	52.5	$2,039,525	8.8	$28.78	16
2031	128,961	10.5	63.1	$1,000,954	4.3	$7.76	5
2032	60,297	4.9	68.0	$868,878	3.7	$14.41	5
2033	35,074	2.9	70.9	$745,273	3.2	$21.25	4
2034	122,294	10.0	80.9	$1,520,557	6.5	$12.43	7
2035	99,010	8.1	89.0	$2,027,411	8.7	$20.48	3
2036	4,654	0.4	89.3	$356,610	1.5	$76.62	4
2037 & Thereafter	5	0.0	89.3	$0	0	$0.00	1
Temporary Tenants	116,992	9.6	98.9	$0	0	$0.00	18
Vacant	13,406	1.1	100.0	NAP	NAP	NAP	NAP
Total/Wtd. Avg.	1,223,783	100.0%	100.0%	$23,223,560	100.0%	$19.19	169
(1)	Based on underwritten rent roll dated as of June 2, 2026 inclusive of contractual rent steps totaling $261,138 through June 2027.
(2)	Certain tenants may have termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Rollover Schedule.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

117

Retail – Super Regional Mall 5000 South Arizona Mills Circle Tempe, AZ 85282	Collateral Asset Summary – Loan No. 8 Arizona Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,000,000 40.2% 2.98x 21.2%

The following table presents certain information relating to the historical and underwritten cash flows of the Arizona Mills Property:

Cash Flow Analysis
	2023	2024	2025	TTM 3/31/2026	U/W	U/W Per SF
Base Rent	$21,837,541	$23,077,272	$23,391,719	$23,256,414	$22,962,422	$18.76
Contractual Rent Steps(1)	0	0	0	0	261,138	$0.21
Percentage in Lieu	1,142,886	891,489	429,614	366,554	550,811	$0.45
Vacancy Lease-Up	0	0	0	0	813,791	$0.66
Gross Potential Income	$22,980,426	$23,968,761	$23,821,333	$23,622,969	$24,588,162	$20.09
Total Recoveries	10,253,865	10,801,855	11,253,350	11,331,871	10,799,358	$8.82
Vacancy Loss	0	0	0	0	(813,791)	($0.66)
Other Income(2)	5,887,216	5,220,110	4,476,037	4,571,361	4,621,619	$3.78
Effective Gross Income	$39,121,507	$39,990,726	$39,550,720	$39,526,201	$39,195,348	$32.03
Real Estate Taxes	2,005,477	2,131,803	2,593,797	2,610,031	2,422,667	$1.98
Insurance	729,340	832,477	1,112,708	1,197,180	1,166,627	$0.95
Other Expenses	7,739,321	7,342,123	7,691,712	7,569,380	6,919,892	$5.65
Total Expenses	$10,474,138	$10,306,404	$11,398,217	$11,376,591	$10,509,186	$8.59
Net Operating Income	$28,647,369	$29,684,322	$28,152,503	$28,149,610	$28,686,162	$23.44
Capital Expenditures	0	0	0	0	312,548	$0.26
TI/LC	0	0	0	0	1,223,783	$1.00
Net Cash Flow	$28,647,369	$29,684,322	$28,152,503	$28,149,610	$27,149,831	$22.19

Occupancy	100.0%(3)	99.0%(3)	99.0%(3)	98.9%(4)	97.7%(5)
NOI Debt Yield(6)	21.2%	22.0%	20.9%	20.9%	21.2%
NCF DSCR(6)	3.14x	3.26x	3.09x	3.09x	2.98x
(1)	Represents rent steps through June 2027.
(2)	Includes percentage rent underwritten based on the tenants’ TTM 3/31/2026 sales.
(3)	Historical occupancy represents the inline occupancy including square footage from temporary tenants. Information obtained from the borrower.
(4)	Represents current occupancy based on the underwritten rent roll dated as of June 2, 2026. Excluding temporary tenants, the current occupancy is 89.3%.
(5)	Occupancy based on economic occupancy.
(6)	NOI Debt Yields and NCF DSCR are based on the Arizona Mills Whole Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

118

Retail – Super Regional Mall 5000 South Arizona Mills Circle Tempe, AZ 85282	Collateral Asset Summary – Loan No. 8 Arizona Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,000,000 40.2% 2.98x 21.2%

Appraisal. The appraisal determined an “as-is” appraised value of $336,000,000 as of April 21, 2026 for the Arizona Mills Property. The appraisal concluded that the As-Is value is stabilized.

Appraisal Valuation Summary(1)
Property	Appraised Value	Capitalization Rate
Arizona Mills	$336,000,000	8.25%
(1)	Source: Appraisal.

Environmental. According to the Phase I environmental site assessment dated May 11, 2026, there was no evidence of any recognized environmental conditions at the Arizona Mills Property.

The Market. The Arizona Mills Property is located in Tempe, Arizona, part of the Phoenix-Mesa-Scottsdale metropolitan statistical area (“Phoenix MSA”), which as of 2025 had an estimated population of approximately 5.2 million people. According to the appraisal, the Phoenix MSA is the tenth most populous metropolitan area in the nation. The Phoenix MSA has a high employment rate relative to the state of Arizona, with an economy anchored by education, health services, trade, transportation, and utilities services.

The Arizona Mills Property anchors a retail corridor along Baseline Rd, Interstate 10, and U.S. Route 60. The primary competition for retail demand is derived from nearby community and power centers, including Ahwatukee Foothills Town Center, Southern Palms Center, and The Groves Center, all located within a 10- to 15-minute drive of the Arizona Mills Property. The Arizona Mills Property includes direct access to Interstate 10 and U.S. Route 60, as well as proximity to Loop 101 and Loop 202, which collectively provide connectivity throughout the Phoenix MSA.

According to the appraisal, the 2025 population within a one-, three- and five-mile radius of the Arizona Mills Property was 19,156, 116,184 and 294,429, respectively. Additionally, for the same period, the median household income within the same radii was $71,117, $78,520 and $83,441, respectively.

The Arizona Mills Property is located in the Tempe retail submarket. According to the appraisal, the Tempe submarket is ranked 12th in the Phoenix MSA with approximately 8.5 million square feet of inventory. Per the appraisal from a 2026 Costar report, as of 2025, the submarket is 5.4% vacant with average asking rent of $25.29/SF. Over the past year, the submarket has delivered 126,086 square feet, absorbed 174,334 square feet, and has an additional 2,490 square feet under construction.

The table below sets forth certain information regarding competitive retail centers pertaining to the Arizona Mills Property identified by the appraisal:

Competitive Retail Center Summary(1)
Property / Location	Year Built / Renovated or Expanded	Total NRA (SF)	Occupancy	Distance to Subject	Inline Sales PSF	Anchor Tenants
Arizona Mills Tempe, AZ	1986-1999/NAP	1,223,783(2)	98.9%(2)	NAP	$309(3)	Burlington, Harkins Theaters, RECLECTIC, LEGOLAND Discovery Center
Chandler Fashion Center Chandler, AZ	2001/NAP	1,402,000	96.0%	10.0 miles	$949	Dillard's, Scheels, Harkins Theatres, Macy's, The Cheesecake Factory
Tempe Marketplace Tempe, AZ	2007/NAP	1,300,000	89.0%	8.0 miles	$408	Harkins Theatres, Dave & Buster's, H&M
Scottsdale Fashion Square Scottsdale, AZ	1961/2009	1,871,000	95.0%	15.0 miles	$1,765	Nordstrom, Apple, Harkins Theatres, Macy's, Neiman Marcus
Biltmore Fashion Park Phoenix, AX	1963/2003	611,000	94.0%	13.0 miles	$697	Macy's, The Cheesecake Factory
Christown Spectrum Mall Phoenix, AZ	1961/2003	452,865	64.0%	15.0 miles	$166	Target, Harkins Theatres, Burlington, Walmart, Ross, Petsmart
(1)	Information obtained from the Appraisal, unless otherwise specified.
(2)	Based on the underwritten rent roll dated as of June 2, 2026, including temporary tenants. Occupancy excluding temporary tenants is 89.3%.
(3)	Inline Sales PSF is calculated based on 2025 reported sales and the aggregate square footage of in-line tenants that reported sales.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

119

Retail – Super Regional Mall 5000 South Arizona Mills Circle Tempe, AZ 85282	Collateral Asset Summary – Loan No. 8 Arizona Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,000,000 40.2% 2.98x 21.2%

The Borrower. The borrower is Arizona Mills Mall, LLC, a Delaware limited liability company and single purpose entity with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Arizona Mills Whole Loan.

The Borrower Sponsor. The borrower sponsor and non-recourse carveout guarantor of the Arizona Mills Whole Loan is Simon Property Group, L.P. (“Simon”). Simon Property Group, Inc. (NYSE: SPG) (“Simon Inc.”), the majority owner of Simon, is a real estate investment trust engaged in the ownership of shopping, dining, entertainment and mixed-use destinations. Simon has approximately 400  retail centers globally. The Arizona Mills Whole Loan documents provide that for so long as one or more of Simon, Simon Inc. or an affiliate of Simon or Simon Inc. is a non-recourse carveout guarantor, the non-recourse carveout guarantor’s aggregate liability (including environmental liability), is limited to 20% of the outstanding principal balance of the Arizona Mills Whole Loan at such time, plus all of the reasonable out-of-pocket costs and expenses (including court costs and reasonable attorneys’ fees) incurred by the related lender in the enforcement of the related guaranty or the preservation of its rights under such guaranty. Simon or an affiliate is also a borrower sponsor under the Colorado Mills, The Falls and Pismo Beach and Queenstown Premium Outlets mortgage loans being contributed to the Benchmark 2026-B44 securitization.

Property Management. The Arizona Mills Property is managed by Simon Management Associates II, LLC, an affiliate of the borrower sponsor.

Escrows and Reserves. At origination of the Arizona Mills Whole Loan, the borrower (i) deposited approximately $310,940 into a gap rent reserve account and (ii) delivered a reserve guarantee for $1,035,000 for outstanding tenant improvements and leasing commissions.

Tax Reserve – During a Lockbox Event Period (as defined below), if (x) any taxes and other charges are not paid by the borrower prior to the assessment of any penalty for late payment and prior to the date that such taxes and other charges become delinquent, or (y) upon request of the lender, the borrower fails to promptly provide evidence, reasonably satisfactory to the lender that such taxes and other charges have been paid prior to the assessment of any penalty for late payment and prior to the date that such taxes and other charges become delinquent, the borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the real estate taxes that the lender estimates will be payable during the next ensuing 12 months.

Insurance Reserve – During a Lockbox Event Period, if the borrower has not provided satisfactory evidence to the lender that the Arizona Mills Property is covered by policies that are being maintained as part of a reasonably acceptable blanket insurance policy, the Arizona Mills Whole Loan documents require the borrower to make ongoing monthly deposits in an amount equal to 1/12th of the insurance premiums that the lender reasonably estimates will be payable for the renewal of the coverage afforded by the policies in order to accumulate sufficient funds to pay the premiums at least 30 days prior to expiration. At origination of the Arizona Mills Whole Loan, an acceptable blanket policy was in effect.

Replacement Reserve – During a Lockbox Event Period, on a monthly basis, the borrower is required to deposit approximately $26,046 for ongoing replacement reserves.

Rollover Reserve – During a Lockbox Event Period, on a monthly basis, the borrower is required to deposit approximately $101,982 for ongoing rollover reserves.

Outstanding TI / LC Reserve – The borrower was required to deposit $1,035,000 for outstanding tenant improvements, leasing commissions, and free or abated rent outstanding as of the origination of the Arizona Mills Whole Loan, related to Cavender’s Boot City. The borrower had the option to provide a guaranty of such amount from the non-recourse carveout guarantor or a letter of credit in lieu of making a cash deposit. As of the origination date, the borrower elected to provide a reserve guaranty for the portion of such reserve relating to tenant improvements and leasing commissions ($1,035,000) in lieu of making a cash deposit.

Lockbox / Cash Management. The Arizona Mills Whole Loan is structured with a hard lockbox and springing cash management. The borrower or property manager is required to deposit all rents received directly into a lender controlled lockbox account, and to direct all tenants to make direct rent deposits into the lockbox account. All amounts on deposit in the lockbox account are required to be automatically transferred on each Wednesday (or if such Wednesday is not a business day, on the preceding business day) (i) at any time a Lockbox Event Period is not in effect, to the operating account of the borrower, or (ii) weekly during a Lockbox Event Period to a lender controlled cash management account, to be disbursed in accordance with the Arizona Mills Whole Loan documents, with any excess funds to be held by the lender as additional collateral for the Arizona Mills Whole Loan during the continuance of the Lockbox Event Period.

A “Lockbox Event Period” means the period commencing on the occurrence of a Lockbox Event (as defined below) and continuing until the occurrence of the applicable Lockbox Termination Event (as defined below).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

120

Retail – Super Regional Mall 5000 South Arizona Mills Circle Tempe, AZ 85282	Collateral Asset Summary – Loan No. 8 Arizona Mills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,000,000 40.2% 2.98x 21.2%

A “Lockbox Event” will commence upon the earlier of the following: (i) the occurrence of an event of default; (ii) a bankruptcy action of the borrower; (iii) a bankruptcy action of the affiliated property manager and the property manager has not been replaced within 60 days with a qualified manager; or (iv) the debt yield based on the trailing four calendar quarter period preceding such date of determination is less than 16.0% for two consecutive calendar quarters (a “Debt Yield Trigger Event”).

A “Lockbox Termination Event” means if the Lockbox Event is caused solely by (a) the occurrence of a Debt Yield Trigger Event, the achievement of a debt yield equal to or greater than 16.0% for two consecutive calendar quarters, (b) an event of default, the acceptance by the lender of a cure of such event of default, or (c) a bankruptcy action of the property manager, if the borrower replaces the property manager with a qualified manager under a replacement management agreement within 60 days or such bankruptcy action of the property manager is discharged or dismissed within 90 days without any adverse consequences to the Arizona Mills Property or the Arizona Mills Whole Loan; provided, however, that, each such Lockbox Termination Event set forth in this definition is be subject to the following conditions, (A) no other Lockbox Event has occurred and is continuing, (B) no other event of default has occurred or is continuing under the Arizona Mills Whole Loan documents, (C) the borrower may not cure a Lockbox Event (x) more than a total of five times in the aggregate during the term of the Arizona Mills Whole Loan or (y) triggered by a bankruptcy action of the borrower at any time during the term of the Arizona Mills Whole Loan, and (D) the borrower has paid all of the lender’s reasonable out-of-pocket expenses incurred in connection with such Lockbox Termination Event including, reasonable attorney’s fees and expenses.

Subordinate and Mezzanine Debt. None.

Permitted Future Subordinate or Mezzanine Debt. Not permitted.

Release of Collateral. Provided that no event of default exists, and upon satisfaction of other requirements as set forth in the Arizona Mills Whole Loan documents, the borrower may (i) make transfers of immaterial or non-income producing portions of the Arizona Mills Property to any federal, state or local government or any political subdivision thereof in connection with takings or condemnations of any portion of the Arizona Mills Property (including, without limitation, portions of the Arizona Mills Property’s “ring road”) for dedication or public use; (ii) make transfers of non-income producing or vacant portions of the Arizona Mills Property (including, without limitation, portions of the Arizona Mills Property’s “ring road”) (by sale, ground lease, sublease or other conveyance of any interest) to third parties or affiliates of the borrower including without limitation, owners of outparcels and department store pads, pads for office buildings, hotels or other properties; or (iii) dedicate portions of the Arizona Mills Property or grant easements, restrictions, covenants, reservations and rights of way in the ordinary course of business for traffic circulation, ingress, egress, parking, access, utilities lines or for other similar purposes; provided, however, it will be a further condition to any of the transfers in clause (ii) and clause (iii) above that no transfer, conveyance or other encumbrance will result in a material adverse effect on the Arizona Mills Property based upon an officer’s certificate delivered to the lender (provided, further, such transfers will be in conformity with the existing reciprocal easement agreement, as evidenced by an officer’s certificate) (a “Parcel Release”).

In connection with a Parcel Release pursuant to clause (i) or clause (ii) above, (a) the ratio of the unpaid principal balance of the loan-to-value ratio of the remaining portion of the Arizona Mills Property must be equal to or less than 125%; or (ii) the borrower must pay down the principal balance of the Arizona Mills Whole Loan (which prepayment will not be subject to any prepayment premium or other premium or penalty of any kind) by an amount not less than the least of the following amounts: (1) if the transferred portion of the Arizona Mills Property is sold, the net proceeds of an arm’s-length sale of such parcel to an unrelated person, or if the transferred portion of the Arizona Mills Property is transferred in connection with a taking or condemnation, the net condemnation proceeds, (2) the fair market value of such parcel at the time of the transfer and release, or (3) an amount such that the loan-to-value ratio of the Arizona Mills Whole Loan does not increase after the transfer and release, unless the lender receives an opinion of counsel that if the amount described in this clause (ii) is not paid, the securitization will not fail to maintain its status as a REMIC as a result of the transfer and release.

Ground Lease. None.

Right of First Refusal. Harkins Theatre has a right of first refusal to purchase any building on the Arizona Mills Property in the event the borrower elects to sell any such building for use as or the development of an event-type theater. See “Description of the Mortgage Pool—Tenant Issues—Purchase Options and Rights of First Refusal” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

121

Hospitality – Limited Service 4955 and 4975 Dean Martin Drive Las Vegas, NV 89118	Collateral Asset Summary – Loan No. 9 Hampton Inn Tropicana	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,500,000 51.0% 1.86x 16.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

122

Hospitality – Limited Service 4955 and 4975 Dean Martin Drive Las Vegas, NV 89118	Collateral Asset Summary – Loan No. 9 Hampton Inn Tropicana	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,500,000 51.0% 1.86x 16.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

123

Hospitality – Limited Service 4955 and 4975 Dean Martin Drive Las Vegas, NV 89118	Collateral Asset Summary – Loan No. 9 Hampton Inn Tropicana	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,500,000 51.0% 1.86x 16.0%
Mortgage Loan Information		Property Information
Loan Seller:	SMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Hospitality - Limited Service
Borrower Sponsor(s):	John E. Gross and The John E. Gross Revocable Trust Dated November 23, 2015	Collateral:	Fee
Borrower(s):	LVTP LLC	Location:	Las Vegas, NV
Original Balance:	$26,500,000	Year Built / Renovated:	1999 / 2018
Cut-off Date Balance:	$26,500,000	Property Management:	Driftwood Hospitality Management II, LLC
% by Initial UPB:	3.3%	Size:	325 Rooms
Interest Rate:	7.25500%	Appraised Value / Per Room:	$52,000,000 / $160,000
Note Date:	October 27, 2026	Appraisal Date:	October 6, 2026
Original Term:	120 months	Occupancy:	61.2% (as of September 30, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	61.2%
Original Amortization:	NAP	Underwritten NOI:	$4,231,742
Interest Only Period:	120 months	Underwritten NCF:	$3,616,905
First Payment Date:	December 6, 2026
Maturity Date:	November 6, 2036	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$4,227,928 (TTM September 30, 2026)
Additional Debt Balance:	NAP	2025 NOI:	$4,873,308
Call Protection:	L(24),DorYM1(90),O(6)	2024 NOI:	$5,705,699
Lockbox / Cash Management:	Hard / Springing	2023 NOI:	$5,619,167
Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Room:	$81,538
Taxes:	$67,197	$22,399	NAP	Maturity Date Loan / Room:	$81,538
Insurance:	$43,488	$7,248	NAP	Cut-off Date LTV:	51.0%
FF&E:	$0	$51,236	NAP	Maturity Date LTV:	51.0%
Deferred Maintenance	$11,250	$0	NAP	UW NOI DY:	16.0%
PIP Reserve:	$943,172	Springing	NAP	UW NCF DSCR:	1.86x
Meeting Space Repair Reserve:	$348,548	$0	NAP
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$26,500,000	100.0%	Loan Payoff	$20,962,624	79.1%
			Principal Equity Distribution	3,793,120	14.3
			Upfront Reserves	1,413,654	5.3
			Closing Costs	330,602	1.2
Total Sources	$26,500,000	100.0%	Total Uses	$26,500,000	100.0%
(1)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.

The Loan. The ninth largest mortgage loan (the “Hampton Inn Tropicana Mortgage Loan”) is secured by the borrower’s fee interest in a 325-room, limited-service hotel located in Las Vegas, Nevada (the “Hampton Inn Tropicana Property”). The Hampton Inn Tropicana Mortgage Loan was originated on October 27, 2026 by Starwood Mortgage Capital LLC. The Hampton Inn Tropicana Mortgage Loan has an initial term of ten years, is interest-only for the full term and accrues interest at a fixed rate of 7.25500% per annum on an Actual/360 basis. The scheduled maturity date of the Hampton Inn Tropicana Whole Loan is November 6, 2036.

The Property. The Hampton Inn Tropicana Property is a six-story, 325-room, limited-service hotel opened in 1999 and renovated in 2018. The Hampton Inn Tropicana Property sits on a 4.57-acre site located approximately 0.5 miles west of the Las Vegas Strip, immediately off of I-15. The borrower sponsor acquired the Hampton Inn Tropicana Property in 2016 for approximately $28.9 million. Since acquiring the Hampton Inn Tropicana Property, the borrower sponsor has invested an additional $13.99 million ($43,052 per room) in upgrades, including a $8.85 million PIP completed in 2018. The borrower sponsor has reported a total cost basis of approximately $43.4 million in the Hampton Inn Tropicana Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

124

Hospitality – Limited Service 4955 and 4975 Dean Martin Drive Las Vegas, NV 89118	Collateral Asset Summary – Loan No. 9 Hampton Inn Tropicana	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,500,000 51.0% 1.86x 16.0%

The Hampton Inn Tropicana Property offers 151 king rooms and 169 double queen rooms, along with amenities and facilities that include the lobby bar, complimentary breakfast area, outdoor pool, business center, fitness center, guest self-laundry, sundry shop and 9,040 square feet of meeting space. The Hampton Inn Tropicana Property contains a total of 288 parking spaces, comprised of 142 surface spaces and 146 garage spaces. The Hampton Inn Tropicana Property operates under a Hampton Inn franchise agreement with Hilton Franchise Holding LLC, which expires in October 2041.

The Hampton Inn Tropicana Property benefits from proximity to both Allegiant Stadium, home of the Las Vegas Raiders (0.7 miles) and T-Mobile Arena, home of the Las Vegas Knights (1.3 miles). Additionally, the future home of the Athletics, New Las Vegas Stadium (0.7 miles), has broken ground with the team expected to begin playing in the 2028 Major League Baseball season.

The following table presents certain information relating to the current and historical Occupancy, ADR and RevPAR at the Hampton Inn Tropicana Property and its competitors:

Occupancy, ADR, RevPAR(1)
	Hampton Inn Tropicana (2)			Competitive Set(3)			Penetration Factor(4)
Period	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2023(5)	67.1%	$152.68	$102.51	70.3%	$138.75	$97.54	95.5%	110.0%	105.1%
2024(5)	68.6%	$155.91	$107.01	72.0%	$142.14	$102.36	95.3%	109.7%	104.5%
2025	65.4%	$148.27	$96.99	70.4%	$130.11	$91.62	92.9%	114.0%	105.9%
TTM 9/30/2026	61.2%	$147.47	$90.20	69.2%	$130.77	$90.46	88.4%	112.8%	99.7%
(1)	Variances between the underwriting, the appraisal and the above table with respect to Occupancy, ADR and RevPAR at the Hampton Inn Tropicana Property are attributable to variances in reporting methodologies and/or timing differences.
(2)	Occupancy, ADR and RevPAR for the Hampton Inn Tropicana Property are based on the underwritten cash flow.
(3)	Occupancy, ADR and RevPAR for the competitive set are based on data provided by a third-party hospitality research report. The competitive set consists of: Fairfield Inn & Suites Las Vegas South, Holiday Inn Express Las Vegas – South, Hampton Inn & Suites Las Vegas Airport, DoubleTree by Hilton Hotel Las Vegas Airport, Courtyard by Marriott Las Vegas Stadium Area, DoubleTree by Hilton Las Vegas East Flamingo, La Quinta Inn & Suites by Wyndham Las Vegas Summerlin Tech and Sonesta Simply Suites Las Vegas Convention Center.
(4)	Penetration Factor is calculated based on the underwritten cash flow and competitive set data provided by a third-party hospitality research report.
(5)	Between 2024 and 2025, the borrower sponsor bifurcated certain suites into separate guest rooms, increasing the Hampton Inn Tropicana Property's total available room count from 322 to 325.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

125

Hospitality – Limited Service 4955 and 4975 Dean Martin Drive Las Vegas, NV 89118	Collateral Asset Summary – Loan No. 9 Hampton Inn Tropicana	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,500,000 51.0% 1.86x 16.0%

The following table presents certain information relating to the operating history and underwritten cash flows of the Hampton Inn Tropicana Property:

Cash Flow Analysis
	2023	2024	2025	TTM 9/30/2026	UW	UW Per Room(1)
Occupancy (%)	67.1%	68.6%	65.4%	61.2%	61.2%
ADR	$152.68	$155.91	$148.27	$147.47	$147.47
RevPar	$102.51	$107.01	$96.99	$90.20	$90.20

Rooms Revenue	$12,048,022	$12,660,394	$11,505,973	$10,700,128	$10,700,128	$32,923
Food & Beverage Revenue	869,877	850,509	768,339	797,987	797,987	$2,455
Parking Revenue	378,582	383,538	450,882	515,485	515,485	$1,586
Other Revenue	316,020	332,942	300,353	283,137	283,137	$871
Total Revenue	$13,612,501	$14,227,383	$13,025,547	$12,296,736	$12,296,736	$37,836

Rooms Expense	$2,532,394	$2,759,632	$2,740,917	$2,680,448	$2,680,448	$8,248
Food & Beverage Expense	288,670	351,733	339,131	368,688	368,688	$1,134
Parking Expense	80,035	90,623	121,684	135,257	135,257	$416
Other Departmental Expenses	73,623	67,557	63,791	63,705	63,705	$196
Departmental Expenses	$2,974,722	$3,269,545	$3,265,523	$3,248,097	$3,248,097	$9,994

Gross Operating Income	$10,637,778	$10,957,838	$9,760,024	$9,048,640	$9,048,640	$27,842

Management Fee	$408,375	$426,821	$390,166	$368,315	$368,315	$1,133
Info & Telecom Systems	111,037	119,364	103,041	107,975	107,975	$332
Administrative & General	1,086,694	1,131,815	1,076,453	1,060,100	1,060,100	$3,262
Maintenance	518,289	560,074	557,404	534,875	534,875	$1,646
Marketing	830,317	889,858	837,680	807,889	807,889	$2,486
Utilities	552,494	523,069	419,328	488,135	488,135	$1,502
Franchise Fees	1,199,715	1,267,861	1,151,676	1,073,769	1,073,769	$3,304
Total Undistributed Expenses	$4,706,920	$4,918,862	$4,535,748	$4,441,058	$4,441,058	$13,665

Real Estate Taxes	$240,740	$254,147	$260,497	$275,313	$288,864	$889
Property Insurance	70,951	79,130	90,471	104,340	86,976	$268
Net Operating Income	$5,619,167	$5,705,699	$4,873,308	$4,227,928	$4,231,742	$13,021

FF&E	$680,625	$711,369	$651,277	$614,837	$614,837	$1,892
Net Cash Flow	$4,938,542	$4,994,330	$4,222,031	$3,613,091	$3,616,905	$11,129

Occupancy	67.1%	68.6%	65.4%	61.2%	61.2%
NCF DSCR	2.53x	2.56x	2.17x	1.85x	1.86x
NOI Debt Yield	21.2%	21.5%	18.4%	16.0%	16.0%
(1)	UW Per Room values are based on 325 rooms.

Appraisal. According to the appraisal, the Hampton Inn Tropicana Property had an “as-is” appraised value of $52,000,000 as of October 6, 2026. The table below shows the appraisal’s “as-is” conclusions:

Hampton Inn Tropicana Appraised Value(1)
Property	Appraised Value	Capitalization Rate
Hampton Inn Tropicana	$52,000,000	8.21%
(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

126

Hospitality – Limited Service 4955 and 4975 Dean Martin Drive Las Vegas, NV 89118	Collateral Asset Summary – Loan No. 9 Hampton Inn Tropicana	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,500,000 51.0% 1.86x 16.0%

Environmental. According to the Phase I environmental assessment dated October 16, 2026, there were no recognized environmental conditions at the Hampton Inn Tropicana Property.

The Market. The Hampton Inn Tropicana Property is located at 4955 and 4975 Dean Martin Drive in Las Vegas, Nevada, approximately one mile west of the Las Vegas Strip. Harry Reid International Airport is located approximately two miles southeast of the Hampton Inn Tropicana Property and served approximately 55.0 million passengers in 2025. The surrounding market is accessible via I-15 and U.S. Highway 95. Tourism is a principal driver of the greater Las Vegas economy, with leisure and hospitality representing the largest employment sector, followed by trade, transportation and utilities. The market benefits from a concentration of casinos, entertainment venues, restaurants, and convention facilities, including the Las Vegas Convention Center, Mandalay Bay Convention Center, Venetian Expo and MGM Grand Hotel and Casino.

The Hampton Inn Tropicana Property is located within the Las Vegas Strip hotel submarket. According to the appraisal, the Hampton Inn Tropicana Property’s estimated demand segmentation consists of leisure (65%), meeting and group (25%) and commercial (10%). Leisure demand is generated by attractions including the Las Vegas Strip, Allegiant Stadium, T-Mobile Arena, the Sphere, and Grand Prix Plaza, as well as local universities, sporting events, weddings and other social events. Commercial demand in the immediate market is generated by regional offices and local businesses, with the University of Nevada, Las Vegas, University Medical Center, Wynn Las Vegas, Bellagio LLC and MGM Grand Hotel/Casino as demand sources. The Hampton Inn Tropicana Property contains approximately 9,040 square feet of meeting space, the most of its competitive set.

The appraisal identified nine primary competitive properties, inclusive of the Hampton Inn Tropicana Property, containing a total of 1,603 rooms. Competitive properties include the 190-room DoubleTree Las Vegas Airport, 128-room La Quinta Inn & Suites by Wyndham Las Vegas–Summerlin Tech Center, 276-room Sonesta Simply Suites Las Vegas, 139-room Holiday Inn Express Las Vegas South, 141-room Fairfield Inn & Suites Las Vegas South, 146-room Courtyard Las Vegas South, 129-room DoubleTree by Hilton Las Vegas East Flamingo and 129-room Hampton Inn & Suites Las Vegas Airport. These eight competing properties were built between 1998 and 2009. According to the appraisal, no proposed hotels anticipated to enter the immediate area in the near future were considered competitive with the Hampton Inn Tropicana Property.

The Borrower and the Borrower Sponsors. The borrower is LVTP LLC, a Delaware limited liability company and single purpose entity with one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Hampton Inn Tropicana Mortgage Loan.

The borrower sponsors and non-recourse carveout guarantors are John E. Gross and The John E. Gross Revocable Trust Dated November 23, 2015. Mr. Gross co-founded Newcastle Properties. Newcastle Properties portfolio of real estate currently totals over 2.8 million square feet. Since 1980, the borrower sponsor has developed, managed and leased a portfolio of commercial real estate assets across the U.S, totaling more than 7.1 million square feet across 136 properties. Mr. Gross is a principal in the ownership and operation of 71 properties across 16 states, totaling over 3.3 million square feet, with the majority consisting of retail assets located in Nevada and Illinois.

Property Management. The Hampton Inn Tropicana Property is managed by Driftwood Hospitality Management II, LLC, a borrower affiliated management company.

Initial and Ongoing Reserves. At origination of the Hampton Inn Tropicana Mortgage Loan, the borrower deposited approximately (i) $67,197 into a tax escrow reserve, (ii) $43,488 for insurance premiums, (iii) $943,172 into a PIP reserve, (iv) $348,548 for a meeting room renovation reserve and (v) $11,250 for deferred maintenance.

Tax Escrows – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that are required to be paid by the borrower or that the lender reasonably estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $22,399).

Insurance Reserve – On each monthly payment date, the borrower is required to escrow 1/12th of the annual estimated insurance payments, which currently equates to approximately $7,248.

FF&E Reserve – On a monthly basis, the borrower is required to escrow an amount equal to 1/12th of 5% of annual gross revenues, which currently equates to $51,236.

PIP Reserve – If it any time any additional PIP work is required by the franchisor under the franchise agreement, the borrower will be required to deposit an amount equal to 125% of the PIP costs estimated by the lender less any PIP reserve funds then on deposit in the account.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

127

Hospitality – Limited Service 4955 and 4975 Dean Martin Drive Las Vegas, NV 89118	Collateral Asset Summary – Loan No. 9 Hampton Inn Tropicana	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,500,000 51.0% 1.86x 16.0%

Lockbox / Cash Management. The Hampton Inn Tropicana Mortgage Loan is structured with a hard lockbox and springing cash management. The borrower or property manager, as applicable, must cause all rents and gross revenue to be deposited directly into the lockbox account. On a daily basis, all funds in the lockbox account will be swept to an account designated by the borrower. Upon the occurrence and during the continuance of a Sweep Event Period (as defined below), all funds in the lockbox account are required to be swept daily to a cash management account under the control of the lender to be applied and disbursed in accordance with the Hampton Inn Tropicana Mortgage Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Hampton Inn Tropicana Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Hampton Inn Tropicana Mortgage Loan. To the extent that no Sweep Event Period is continuing, all excess cash flow funds are required to be disbursed to the borrower’s operating account.

A “Sweep Event Period” will commence upon the earliest of the following: (i) the occurrence of an event of default under the Hampton Inn Tropicana Mortgage Loan documents; (ii) the date on which the debt service coverage ratio (based on a 30-year amortization schedule) is less than 1.25x based on the trailing 12 months; or (iii) the franchise agreement is cancelled, terminated or otherwise ceases to exist.

A Sweep Event Period will end: (a) with regard to clause (i), upon the cure of such event of default and the lender’s acceptance of such cure in its sole and absolute discretion; (b) with regard to clause (ii), upon the debt service coverage ratio (based on a 30-year amortization schedule) based on the trailing 12-month period being at least 1.30x for two consecutive calendar quarters; and (c) with regard to clause (iii) upon the borrower (x) entering into a qualified franchise agreement, (y) the term of the related franchise agreement commencing and (z) the borrower delivering to the lender a comfort letter from the franchisor.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

128

Office – CBD Various Stamford, CT 06902	Collateral Asset Summary – Loan No. 10 Harbor Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,500,000 47.4% 1.95x 15.7%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

129

Office – CBD Various Stamford, CT 06902	Collateral Asset Summary – Loan No. 10 Harbor Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,500,000 47.4% 1.95x 15.7%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

130

Office – CBD Various Stamford, CT 06902	Collateral Asset Summary – Loan No. 10 Harbor Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,500,000 47.4% 1.95x 15.7%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

131

Office – CBD Various Stamford, CT 06902	Collateral Asset Summary – Loan No. 10 Harbor Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,500,000 47.4% 1.95x 15.7%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

132

Office – CBD Various Stamford, CT 06902	Collateral Asset Summary – Loan No. 10 Harbor Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,500,000 47.4% 1.95x 15.7%

Mortgage Loan Information		Property Information
Loan Seller:	BMO	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Property Type – Subtype:	Office – CBD
Borrower Sponsors:	Andrew K. Gottesman, Michael A. Seeve and L. Robert Lieb	Collateral:	Fee
Borrower:	Harbor Square Owner, LLC	Location:	Stamford, CT
Original Balance:	$22,500,000	Year Built / Renovated:	Various / Various
Cut-off Date Balance:	$22,500,000	Property Management:	Mountain Development Corp.
% by Initial UPB:	2.8%	Size:	165,114 SF
Interest Rate:	6.99000%	Appraised Value / Per SF:	$47,500,000 / $288
Note Date:	September 28, 2026	Appraisal Date:	August 4, 2026
Original Term:	120 months	Occupancy(2):	80.4% (as of October 1, 2026)
Amortization:	Interest Only, Amortizing Balloon	UW Economic Occupancy:	81.3%
Original Amortization:	360 months	Underwritten NOI(3):	$3,542,460
Interest Only Period:	60 months	Underwritten NCF:	$3,501,181
First Payment Date:	November 6, 2026
Maturity Date:	October 6, 2036	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI(3):	$4,364,788 (TTM June 30, 2026)
Additional Debt Balance:	NAP	2025 NOI:	$4,369,232
Call Protection:	L(25),D(88),O(7)	2024 NOI:	$3,958,830
Lockbox / Cash Management:	Hard / Springing	2023 NOI:	$3,369,018
Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$136
Taxes:	$237,652	$47,530	NAP	Maturity Date Loan / SF:	$129
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	47.4%
Replacement Reserves:	$0	$3,440	NAP	Maturity Date LTV:	44.9%
TI / LC:	$3,000,000	Springing	NAP	UW NOI DY:	15.7%
Rent Concession Reserve:	$182,798	$0	NAP	UW NCF DSCR:	1.95x
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$22,500,000	99.8%	Loan Payoff	$18,563,730	82.3%
Borrowers Sponsor Equity	44,868	0.2	Upfront Reserves	3,420,450	15.2
			Closing Costs	560,688	2.5
Total Sources	$22,544,868	100.0%	Total Uses	$22,544,868	100.0%
(1)	See “—Initial and Ongoing Reserves” below for further discussion of reserve information.
(2)	The actual in-place occupancy is 94.4%. GSA, Public Building Svs (The U.S. Passport Agency), which currently occupies and pays rent on Suites 1001B, 2002A and 1001D totaling 23,117 square feet at the 850 Canal Street Property (as defined below), is a known vacate upon its lease expiration in August 2027 and has therefore been underwritten as vacant.
(3)	Underwritten NOI decreased from the Most Recent NOI because the U.S. Passport Agency, which currently occupies and pays rent on Suites 1001B, 2002A and 1001D at the 850 Canal Street Property (as defined below), is a known vacate upon its lease expiration in August 2027 and has therefore been underwritten as vacant.

The Loan. The tenth largest mortgage loan (the “Harbor Square Mortgage Loan”) is secured by the borrower’s fee interest in two office properties consisting of a 94,647 square foot office building located at 700 Canal Street in Stamford, Connecticut (the “700 Canal Street Property”) and a 70,467 square foot office building located at 850 Canal Street in Stamford, Connecticut (the “850 Canal Street Property” and together with the 700 Canal Street Property, the “Harbor Square Property”). The Harbor Square Mortgage Loan is evidenced by a single promissory note with a principal balance as of the Cut-Off Date of $22,500,000. The Harbor Square Mortgage Loan was originated on September 28, 2026 by Bank of Montreal (“BMO”). The Harbor Square Mortgage Loan has a 10-year term, is interest-only for the first 60 months and thereafter amortizes on a 360-month schedule and accrues interest at a rate of 6.99000% per annum on an Actual/360 basis. The scheduled maturity date of the Harbor Square Mortgage Loan is October 6, 2036.

The Property. The Harbor Square Property is comprised of two Class B office buildings located in Stamford, Connecticut. The building located at the 700 Canal Street Property was built in 1920 and renovated in 2015, while the building located at the 850 Canal Street Property was built in 2001 and renovated in 2016. As of October 1, 2026, the Harbor Square Property was 80.4% occupied with 25 unique tenants.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

133

Office – CBD Various Stamford, CT 06902	Collateral Asset Summary – Loan No. 10 Harbor Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,500,000 47.4% 1.95x 15.7%

Top Tenants. The three largest tenants at the Harbor Square Property based on underwritten base rent are Institutional Capital Network – iCapital, Serendipity Labs, and Drive Shack, Inc.

Institutional Capital Network – iCapital (43,198 SF, 26.2% of NRA, 33.9% of UW base rent). Founded in New York in 2013, Institutional Capital Network, Inc. – iCapital (“iCapital”) is a fintech company built with the goal of opening up alternative investments to a broader range of investors. The iCapital operating system automates and streamlines the complex process of private market investing, with over $880 billion of global volume activity on its platform, including $220  billion in global alternative assets. iCapital has been a tenant at the 850 Canal Street Property since 2022 and, following a 6,791 square feet expansion in March 2026, currently occupies 33,546 square feet through September 30, 2036, with two five-year renewal options thereafter. iCapital, as successor-in-interest to Mirador, Inc., additionally subleases 9,652 square feet at the 700 Canal Street Property to Skydance Animation.

Serendipity Labs (21,173 SF, 12.8% of NRA, 16.4% of UW base rent). Serendipity Labs was founded in 2011 by commercial real estate professionals with over 25 years of industry experience. The company provides flexible workspaces and meeting facilities, with a focus on hospitality, networking, and professional development. Serendipity Labs occupies 21,173 square feet and has a lease expiration of May 31, 2029, with one five-year renewal option thereafter.

Drive Shack, Inc. (7,741 SF, 4.7% of NRA, 5.3% of UW base rent). Drive Shack, Inc. (“Drive Shack”) is a golf-focused leisure and entertainment business currently operated under Golf Entertainment Group Inc. (OTC: GLFE). The company operates its businesses through three brands: Drive Shack, Puttery, and American Golf , which include technology-focused golf entertainment venues, social putting venues and golf courses and country clubs across the United States. Drive Shack occupies 7,741 square feet and has a lease expiration of February 28, 2028, with one three-year renewal option.

The following table presents certain information relating to the top tenants at the Harbor Square Property based on underwritten base rent:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P / Fitch)(2)	Net Rentable Area (SF)	% of NRSF	U/W Base Rent	U/W Base Rent Per SF	% Annual U/W Base Rent	Lease Expiration	Renewal Option(3)	Termination Option (Y/N)(3)
Major Tenants-Office
Institutional Capital Network – iCapital(4)	NR / NR / NR	43,198	26.2%	$1,850,393	$42.84	33.9%	9/30/2036(5)	2 x 5 year(7)	N
Serendipity Labs (700 Canal Workspace, LLC)	NR / NR / NR	21,173	12.8%	$894,559	$42.25	16.4%	5/31/2029	1 x 5 year	N
Drive Shack, Inc.	NR / NR / NR	7,741	4.7%	$287,309	$37.12	5.3%	2/28/2028	1 x 3 year	N
Parkman Healthcare Partners	NR / NR / NR	5,040	3.1%	$240,156	$47.65	4.4%	6/30/2031	1 x 5 year	N
Arbour Lane Capital Management	NR / NR / NR	5,166	3.1%	$232,470	$45.00	4.3%	5/31/2027	1 x 3 year	N
Cornell University Veterinary Specialists(6)	NR / NR / NR	5,881	3.6%	$252,993	$43.02	4.6%	4/30/2029	Various(8)	N
Gainline Capital Partners LP	NR / NR / NR	4,619	2.8%	$198,617	$43.00	3.6%	2/28/2029	1 x 5 year	N
StoneX Group, Inc.	NR / NR / NR	4,499	2.7%	$179,960	$40.00	3.3%	1/31/2031	Various(9)	N
Red Thread (Red Thread Spaces LLC)	NR / NR / NR	4,069	2.5%	$160,725	$39.50	2.9%	4/30/2030	None	N
KSL Capital Partners, LLC	NR / NR / NR	3,392	2.1%	$140,768	$41.50	2.6%	9/30/2027	None	N
Top 10 Tenants		104,778	63.5%	$4,437,951	$42.36	81.2%
Other Tenants(10)		27,913	16.9%	$1,024,184	$36.69	18.8%
Total Occupied		132,691	80.4%	$5,462,136	$41.16	100.0%
Vacant		32,423	19.6%
Total		165,114	100.0%
(1)	Based on the underwritten rent rolls dated October 1, 2026, including contractual rent steps through November 1, 2027.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	Certain tenants may have termination, contraction or renewal options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Tenant Summary.
(4)	Of the 43,198 square feet leased by Institutional Capital Network – iCapital, 9,652 square feet at the 700 Canal Street Property is subleased to Skydance Animation.
(5)	The lease term for the 9,652 square feet subleased to Skydance Animation expires on October 31, 2027.
(6)	Cornell University Veterinary Specialist includes the tenant’s two suites across both properties.
(7)	The lease related to the 850 Canal Street Property has a two, five-year renewal options. The lease related to the 700 Canal Street Property has no renewal options.
(8)	The tenant has one, five-year renewal option at the 700 Canal Street Property, and one, two-year renewal option at the 850 Canal Street Property.
(9)	The tenant has the option to elect a renewal term of three or five years.
(10)	Other Tenants include the management office, which occupies 1,841 square feet, and excludes the one square footage attributable to Cablevision Lightpath CT LLC’s antenna lease as reflected in the underwritten rent rolls.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

134

Office – CBD Various Stamford, CT 06902	Collateral Asset Summary – Loan No. 10 Harbor Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,500,000 47.4% 1.95x 15.7%

The following table presents certain information relating to the lease rollover schedule at the Harbor Square Property, based on the initial lease expiration dates:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent(2)	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
MTM & 2026	1,841(3)	1.1%	1.1%	$4,980(3)	0.1%	$2.71	2
2027	23,636	14.3%	15.4%	$989,470	18.1%	$41.86	7
2028	14,537	8.8%	24.2%	$570,077	10.4%	$39.22	4
2029	36,534	22.1%	46.4%	$1,566,735	28.7%	$42.88	6
2030	6,619	4.0%	50.4%	$244,008	4.5%	$36.86	2
2031	12,290	7.4%	57.8%	$541,160	9.9%	$44.03	3
2032	3,688	2.2%	60.0%	$120,000	2.2%	$32.54	1
2033	0	0.0%	60.0%	$0	0.0%	$0.00	0
2034	0	0.0%	60.0%	$0	0.0%	$0.00	0
2035	0	0.0%	60.0%	$0	0.0%	$0.00	0
2036 & Thereafter	33,546	20.3%	80.4%	$1,425,705	26.1%	$42.50	1
Vacant	32,423	19.6%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	165,114	100.0%		$5,462,136	100.0%	$41.16	26
(1)	Based on the underwritten rent rolls dated October 1, 2026, including contractual rent steps through November 1, 2027.
(2)	U/W Base Rent excludes rent for vacant units.
(3)	MTM & 2026 Expiring Owned GLA includes the management office, which occupies 1,841 square feet, and excludes the one square foot attributable to Cablevision Lightpath CT LLC’s antenna lease as reflected in the underwritten rent rolls. MTM & 2026 U/W Base Rent includes $4,980 of underwritten base rent attributable to Cablevision Lightpath CT LLC. No rent was underwritten for the management office.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

135

Office – CBD Various Stamford, CT 06902	Collateral Asset Summary – Loan No. 10 Harbor Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,500,000 47.4% 1.95x 15.7%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Harbor Square Property:

Cash Flow Analysis

	2023	2024	2025	TTM 6/30/2026	UW	UW PSF
Base Rent(1)	$5,120,468	$5,687,415	$6,153,685	$6,260,969	$6,645,795	$40.25
Rent Step(2)	$0	$0	$0	$0	$110,924	$0.67
Gross Potential Rent	$5,120,468	$5,687,415	$6,153,685	$6,260,969	$6,756,719	$40.92
Total Reimbursements	$254,646	$306,218	$294,374	$255,070	$177,251	$1.07
Net Rental Income	$5,375,114	$5,993,633	$6,448,058	$6,516,039	$6,933,970	$42.00
Other Income	$61,533	$108,720	$61,916	$48,763	$48,763	$0.30
(Vacancy)(3)	$0	$0	$0	$0	($1,294,583)	($7.84)
Effective Gross Income	$5,436,647	$6,102,353	$6,509,974	$6,564,801	$5,688,149	$34.45

Real Estate Taxes(4)	$575,198	$522,204	$510,923	$517,422	$543,206	$3.29
Insurance(5)	$72,297	$82,250	$96,313	$99,813	$95,021	$0.58
Management Fee	$182,692	$204,959	$216,824	$203,755	$170,644	$1.03
Other Expenses	$1,237,442	$1,334,110	$1,316,682	$1,379,024	$1,336,819	$8.10
Total Expenses	$2,067,629	$2,143,523	$2,140,742	$2,200,013	$2,145,690	$13.00

Net Operating Income(6)	$3,369,018	$3,958,830	$4,369,232	$4,364,788	$3,542,460	$21.45
Replacement Reserves	$0	$0	$0	$0	$41,278	$0.25
TI/LC	$0	$0	$0	$0	$0	$0.00
Net Cash Flow	$3,369,018	$3,958,830	$4,369,232	$4,364,788	$3,501,181	$21.20

Occupancy %	NAV	NAV	NAV	80.4%(7)	81.3%(3)
NCF DSCR	1.88x	2.21x	2.43x	2.43x	1.95x
NOI Debt Yield	15.0%	17.6%	19.4%	19.4%	15.7%
(1)	UW Base Rent is based on the underwritten rent rolls dated October 1, 2026.
(2)	Rent Steps based on rent bumps through November 1, 2027.
(3)	UW Vacancy and UW Occupancy % are based on actual economic vacancy.
(4)	UW Real Estate Taxes based on 2026/2027 tax bills.
(5)	UW Insurance based on final insurance premiums.
(6)	UW Net Operating Income decreased from the TTM 6/30/2026 because the U.S. Passport Agency, which currently occupies and pays rent on Suites 1001B, 2002A and 1001D at the 850 Canal Street Property, is a known vacate upon its lease expiration in August 2027 and has therefore been underwritten as vacant.
(7)	TTM 6/30/2026 Occupancy % is based on the underwritten rent rolls dated October 1, 2026.

Appraisals. According to the appraisals, the Harbor Square Property had an aggregate “as-is” appraised value of $47,500,000 as of August 4, 2026, as shown in the table below.

Harbor Square Appraised Value(1)
Property	Value	Capitalization Rate
700 Canal Street	$28,800,000	7.75%
850 Canal Street	$18,700,000	7.75%
Total/Wtd. Avg.	$47,500,000	7.75%
(1)	Source: Appraisals.

Environmental Matters. According to the Phase I Environmental Site Assessments dated August 21, 2026, recognized environmental conditions (“RECs”) were identified at both the 700 Canal Street Property and the 850 Canal Street Property. At the 700 Canal Street Property, the RECs relate primarily to the historical industrial uses, including former paint, plastics and battery operations, as well as former gasoline and oil tanks. Previous investigations identified elevated concentrations of volatile organic compounds (“VOCs”), petroleum hydrocarbons and metals in soils at the 700 Canal Street Property, and impacted fill materials containing metals were found to extend to the 700 Canal Street Property boundaries. At the 850 Canal Street Property, the RECs similarly relate to historical industrial uses, including cement, chemical, industrial finishes and manufacturing operations, as well as former crude oil, gasoline and other tanks. Previous investigations identified elevated concentrations of VOCs, petroleum hydrocarbons and metals in soils above applicable Connecticut Department of Energy & Environmental Protection standards, with petroleum-impacted material intermingled with metal-impacted fill extending to the 850 Canal Street Property boundaries. The potential for impacted subsurface soils at the 700 Canal Street Property and the 850 Canal Street Property could not be ruled out. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus. At origination, an environmental insurance policy was purchased that covers 125% of the opinion of probable costs determined by the environmental consultant related to remediating the identified RECs.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

136

Office – CBD Various Stamford, CT 06902	Collateral Asset Summary – Loan No. 10 Harbor Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,500,000 47.4% 1.95x 15.7%

The Market. The Harbor Square Property is located at 700 and 850 Canal Street in Stamford, Connecticut, within the Bridgeport-Stamford-Danbury, CT Metropolitan Statistical Area, and the Stamford office submarket of the broader Westchester/South Connecticut office market. Stamford serves as the business hub of Fairfield County and benefits from a diverse economic base, including a strong financial sector and the presence of numerous corporate headquarters. Due to its location in central Stamford, the Harbor Square Property benefits from access to Interstate 95, U.S. Route 1, and Stamford Station, which provides regional train services.

According to the appraisals, the Westchester/South Connecticut office market consisted of approximately 186,007,751 square feet of inventory as of the third quarter of 2026, with an 11.9% vacancy rate and average asking rents of $32.39 PSF. The market recorded positive net absorption during the second and third quarters of 2026 and approximately 227,144 square feet of positive net absorption over the trailing four quarters.

Within the Stamford office submarket, approximately 20,504,801 square feet of office inventory was reported as of the third quarter of 2026. Vacancy declined to approximately 17.8% from 19.6% at year-end 2025, while average asking rents increased to approximately $41.01 per square foot from $39.76 per square foot over the same period. The submarket also recorded positive net absorption during the second and third quarters of 2026, including approximately 227,660 square feet during the third quarter of 2026. Additionally, the appraiser did identify a list of directly competitive buildings that are located south of I-95 that demonstrate significantly better occupancy metrics than the broader submarket.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

137

Office – CBD Various Stamford, CT 06902	Collateral Asset Summary – Loan No. 10 Harbor Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,500,000 47.4% 1.95x 15.7%

The table below presents certain information relating to directly competing properties comparable to the subject property identified by the appraisal:

Comparable Office Space(1)(2)

Property Name/Location	Year Built/ Renovated	Total GLA (SF)	No. of Stories	Building Class	Lot Size (Acres)	Occupancy	Parking Spaces	Rent Range
Harbor Square Stamford, CT	Various / Various	165,114	Varies	B	3.86	80.4%	324	$41.16(3)
1 Atlantic Street Stamford, CT	1929 / 1994	93,803	8	B	0.39	84.37%	100	$26.23 - $32.05 (Est.)
1 Dock Street Stamford, CT	1883 / 1983	116,991	7	B	2.64	93.94%	224	$33.63 - $41.10 (Est.)
1290 E Main Street Stamford, CT	1986 / N/A	54,000	3	B	1.00	100.00%	162	$20.45 - $24.99 (Est.)
15 Bank Street Stamford, CT	1930 / 1999	54,094	5	B	0.29	100.00%	N/A	$22.27 - $27.22 (Est.)
201 High Ridge Road Stamford, CT	1978 / 2020	79,850	3	B	16.52	100.00%	600	$23.57 - $28.81 (Est.)
4 Omega Drive Stamford, CT	1985 / N/A	81,500	1	B	2.37	100.00%	100	$22.68 - $27.72 (Est.)
470 West Avenue Stamford, CT	1988 / 1998	60,124	3	B	2.79	100.00%	156	$22.88 - $27.96 (Est.)
600 Summer Street Stamford, CT	1967 / 2000	101,320	7	B	1.16	77.65%	200	$29.50
68 Southfield Avenue Stamford, CT	1904 / N/A	65,824	2	B	2.31	100.00%	128	$25.92 - $31.68 (Est.)
70 Seaview Avenue Stamford, CT	1986 / N/A	106,974	7	B	1.38	100.00%	330	$31.11 - $38.02 (Est.)
700 Fairfield Avenue Stamford, CT	1979 / N/A	143,305	2	B	7.50	100.00%	400	$23.89 - $29.20 (Est.)
711 Canal Street Stamford, CT	1913 / 2011	54,033	3	B	4.86	47.97%	200	$22.87 - $27.95 (Est.)
72 Cummings Point Road Stamford, CT	1974 / N/A	98,905	2	B	8.00	100.00%	100	$19.20 - $23.47 (Est.)
777 Long Ridge Road Stamford, CT	1981 / N/A	94,410	4	B	16.99	100.00%	400	$21.38 - $26.13 (Est.)
88 Gatehouse Road Stamford, CT	1980 / N/A	62,650	3	B	5.81	100.00%	200	$20.97 - $25.62 (Est.)
9 Riverbend Drive S. Stamford, CT	1959 / 1991	89,632	2	B	1.21	79.36%	300	$21.00
(1)	Source: Third party market research report
(2)	The survey consisted of 1,357,415 SF of office space indicating a vacancy rate of 6.7% for properties that fall within the subject’s competitive marketplace. Based on this statistical evidence and conversations with survey participants, supply/demand conditions impacting these properties are currently stable. The existing conditions are generally in line compared to what has occurred historically; therefore, they are indicative of what can be expected moving forward.
(3)	$41.16 PSF represents the weighted-average U/W Base Rent PSF based on occupied square footage.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

138

Office – CBD Various Stamford, CT 06902	Collateral Asset Summary – Loan No. 10 Harbor Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,500,000 47.4% 1.95x 15.7%

The table below presents certain information relating to office leases comparable to those at the Harbor Square Property identified by the appraisal:

Comparable Office Leases(1)

Property Name/Location	Year Built/ Renovated	Total GLA (SF)	Tenant	Tenant Size (SF)	Lease Start Date	Lease Term (years)	Annual Rent PSF
Harbor Square Stamford, CT	Various / Various	165,114(2)	Drive Shack, Inc.(2)	7,741(2)	Mar-25(2)	3.0(2)	$37.12(2)(3)
First Stamford Place Stamford, CT	1986 / 2019	296,330	Squarepoint Financial	6,954	Mar-26	7.0	$47.00
1 Stamford Plaza Stamford, CT	1986 / 1994	220,000	Hudson Ferry Capital	2,478	Feb-26	5.0	$52.00
Landmark Square Stamford, CT	1973 / 2017	277,720	Tenant Not Disclosed	1,072	Feb-26	5.0	$44.00
First Stamford Place Stamford, CT	1986 / 2019	308,491	Capital One	10,729	Aug-25	5.0	$45.00
Stamford Plaza Stamford, CT	1986 / 1994	259,000	McCarter & English, LLP	10,933	Feb-26	5.0	$45.00
10 Signal Road Stamford, CT	1979 / NAP	15,000	Newport Academy	7,500	Sep-25	5.0	$38.00
(1)	Source: Appraisals unless otherwise noted.
(2)	Information derived from underwritten rent rolls dated October 1, 2026.
(3)	Annual rent includes rent steps through November 1, 2027.

The Borrower and the Borrower Sponsor. The borrower is Harbor Square Owner, LLC, a Delaware limited liability company and single purpose entity with one independent director. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Harbor Square Mortgage Loan.

The borrower sponsors are Andrew K. Gottesman, Michael A. Seeve and L. Robert Lieb, and the carve-out guarantors are Edison Dolly LLC, L. Robert Lieb and Michael A. Seeve.

Property Management. The Harbor Square Property is currently managed by Mountain Development Corp., an affiliate of the borrower sponsors.

Initial and Ongoing Reserves. At origination of the Harbor Square Mortgage Loan, the borrower deposited (i) approximately $237,652 for real estate taxes, (ii) $3,000,000 into a rollover reserve for general leasing including tenant improvements and leasing commissions, and (iii) $182,798 into a rent concession reserve. The borrower can elect to use a portion of the upfront rollover reserve to perform a spec buildout of the space currently occupied by The U.S. Passport Agency.

Tax Escrows – On each monthly payment date, the borrower is required to deposit into a tax reserve account an amount equal to 1/12th of the taxes that the lender reasonably estimates will be payable over the next-ensuing 12-month period.

Insurance Escrows – On each monthly payment date, unless the Harbor Square Property is insured under an acceptable blanket policy, the borrower is required to deposit into an insurance reserve account an amount equal to 1/12th of the insurance premiums due for renewal of the coverage afforded by such policies upon expiration thereof.

Replacement Reserves – On each monthly payment date, the borrower is required to deposit into a replacement reserve account an amount equal to approximately $3,440.

TI/LC Reserve – Upon the commencement of the Rollover Reserve Monthly Deposit Commencement Date (as defined below) and on each payment date thereafter, the borrower is required to deposit into a rollover reserve account an amount equal to approximately $20,639.

The “Rollover Reserve Monthly Deposit Commencement Date” means the payment date immediately succeeding the date on which the amount of rollover reserve funds on deposit in the rollover reserve account is equal to or less than $495,000.

Lockbox / Cash Management. The Harbor Square Mortgage Loan is structured with a hard lockbox and springing cash management. The borrower is required to deposit all gross income, forfeited security deposits and other revenues from the Harbor Square Property into a lender-controlled lockbox account within two business days of receipt and to direct all tenants to make direct rent deposits into the

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

139

Office – CBD Various Stamford, CT 06902	Collateral Asset Summary – Loan No. 10 Harbor Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,500,000 47.4% 1.95x 15.7%

lockbox account. On each business day, funds in the lockbox account are required to be transferred to the borrower’s operating account unless a Trigger Period (as defined below) is continuing and the lender elects to deliver a Lockbox Account Notice (as defined below), in which case such funds are required to be transferred to a lender-controlled cash management account. During the continuance of a Trigger Period, funds in the cash management account are required to be applied in accordance with the Harbor Square Mortgage Loan documents, including to fund tax and insurance reserve deposits, if applicable, debt service, replacement reserve and rollover reserve deposits and approved operating and extraordinary expenses, with remaining excess cash flow required to be deposited into an excess cash reserve account.

A “Trigger Period” means a period of time (A) commencing upon the earliest of (i) the occurrence of an event of default, (ii) the debt yield being less than the Target Debt Yield (as defined below) (a “Debt Yield Event”) and (iii) the occurrence of a Specified Tenant Trigger Period (as defined below); and (B) terminating upon (x) with regard to any Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of such event of default, (y) with regard to any Trigger Period commenced in connection with a Debt Yield Event, the date that the debt yield is equal to or greater than the Target Debt Yield for two consecutive quarters and (z) with regard to any trigger period commenced in connection with clause (iii) above, a specified tenant trigger period ceasing to exist in accordance with the terms of the Harbor Square Mortgage Loan Agreement. Notwithstanding the foregoing, a trigger period shall not be deemed to expire in the event that a trigger period then exists for any other reason. In the event that a Trigger Period has occurred and is continuing due to a Debt Yield Event, the borrower will have the right, at its election, to satisfy the Target Debt Yield by effectuating a Special Debt Yield Event Cure (as defined below).

A “Lockbox Account Notice” means a notice from the lender to the eligible institution maintaining the lockbox account in accordance with the terms of the Lockbox Agreement whereby such lender instructs such eligible institution to transfer all funds on deposit in the lockbox account on each business day to the cash management account.

A “Target Debt Yield” means a debt yield of 10.5%.

A “Specified Tenant Trigger Period” means a period (A) commencing upon the occurrence of any of the following: (i) a specified tenant being in monetary or material non-monetary default, beyond any applicable notice and grace periods, under the applicable specified tenant lease; (ii) a specified tenant failing to be in actual, physical possession of the specified tenant space (or applicable portion thereof); (iii) a specified tenant failing to be open for business during customary hours and/or “going dark” in the specified tenant space (or applicable portion thereof); (iv) a specified tenant giving notice that it is terminating its lease for all or any portion of the specified tenant space (or applicable portion thereof); (v) any termination or cancellation of a specified tenant lease (including rejection in any bankruptcy or similar insolvency proceeding) and/or such lease otherwise failing to be in full force and effect; (vi) any bankruptcy or similar insolvency of a specified tenant; or (vii) a specified tenant failing to extend or renew the applicable specified tenant lease on or prior to the applicable specified tenant extension deadline for the applicable specified tenant renewal term; and (B) expiring upon the first to occur of the applicable specified tenant triggering condition being cured, the applicable specified tenant space being re-leased in accordance with the loan agreement, satisfaction of the applicable conditions relating to a specified tenant’s failure to timely extend or renew its lease, or satisfaction of the applicable debt yield, occupancy and rollover reserve requirements.

A “Special Debt Yield Event Cure” means the borrower deposits with the lender either (i) cash or (ii) a letter of credit, in each case in an amount that, if deducted from the outstanding principal balance of the Harbor Square Mortgage Loan, would cause the debt yield to equal or exceed the Target Debt Yield. Any such cash or letter of credit will be held by the lender as additional collateral until the applicable debt yield event is cured in accordance with the Trigger Period without taking into account the effect of such Special Debt Yield Event Cure. Provided no event of default has occurred and is continuing, such cash or letter of credit will be promptly released to the borrower once no Trigger Period has existed for two consecutive calendar quarters.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Provided no event of default has occurred and is continuing, the borrower has the right, at any time after the date that is two years from the closing date of the Benchmark 2026-B44 securitization, to obtain the release of one or more of the 700 Canal Street Property and 850 Canal Street Property (the “Harbor Square Release Property”), provided that, among other things, (i) (a) prior to April 6, 2036, the borrower delivers defeasance collateral in an amount equal to the greater of (x) 125% of the allocated Harbor Square Mortgage Loan amount for the individual Harbor Square Release Property and (y) 100% of the net sales proceeds applicable to such individual Harbor Square Release Property (the “Harbor Square Release Price”), and (b) on or after April 6, 2036, the borrower partially prepays the Harbor Square Mortgage Loan in an amount equal to the Harbor Square Release Price, (ii) the borrower satisfies certain REMIC-related conditions, including delivery of a REMIC opinion, (iii) the borrower delivers (in the case of a partial prepayment, if requested by the lender) a rating agency confirmation, (iv) as of the date of notice of the partial release and the consummation of the partial release (whether by partial prepayment or partial defeasance), after giving effect to the release, the debt service coverage ratio

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

140

Office – CBD Various Stamford, CT 06902	Collateral Asset Summary – Loan No. 10 Harbor Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,500,000 47.4% 1.95x 15.7%

with respect to the remaining Harbor Square Property is greater than the greater of (a) 1.81x and (b) the debt service coverage ratio for all of the Harbor Square Property immediately prior to the date of notice of the partial release or the consummation of the partial release, as applicable, and (v) as of the date of notice of the partial release and the consummation of the partial release (whether by partial prepayment or partial defeasance), after giving effect to the release, the debt yield with respect to the remaining Harbor Square Property is greater than the greater of (a) 14.5% and (b) the debt yield for all of the Harbor Square Property immediately prior to the date of notice of the partial release or the consummation of the partial release, as applicable.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

141

Retail – Anchored 4850 East Southport Road Indianapolis, IN 46237	Collateral Asset Summary – Loan No. 11 Southport Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$21,614,500 69.5% 1.51x 10.8%
Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Retail – Anchored
Borrower Sponsor(s):	Thomas G. English	Collateral:	Fee
Borrower(s):	ECC Southport Commons Real Property Owner LLC	Location:	Indianapolis, IN
Original Balance:	$21,614,500	Year Built / Renovated:	2001 / NAP
Cut-off Date Balance:	$21,614,500	Property Management:	metaCRE LLC
% by Initial UPB:	2.7%	Size:	200,056 SF
Interest Rate:	6.65400%	Appraised Value / Per SF:	$31,100,000 / $155
Note Date:	March 10, 2026	Appraisal Da+te:	August 27, 2025
Original Term:	120 months	Occupancy:	95.3% (as of February 28, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	93.3%
Original Amortization:	NAP	Underwritten NOI:	$2,338,430
Interest Only Period:	120 months	Underwritten NCF:	$2,197,040
First Payment Date:	May 6, 2026
Maturity Date:	April 6, 2036	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$2,408,117 (TTM September 30, 2026)
Additional Debt Balance:	NAP	2025 NOI:	$2,429,915
Call Protection:	L(31),D(82),O(7)	2024 NOI:	$2,064,409
Lockbox / Cash Management:	Springing / Springing	2023 NOI:	$1,127,881

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$108
Taxes:	$144,375	$28,875	NAP	Maturity Date Loan / SF:	$108
Insurance(1):	$0	Springing	NAP	Cut-off Date LTV:	69.5%
Deferred Maintenance:	$35,047	$0	NAP	Maturity Date LTV:	69.5%
Replacement Reserves:	$0	$3,334	NAP	UW NOI DY:	10.8%
TI / LC Reserve:	$0	$16,671	$800,224	UW NCF DSCR:	1.51x
Unfunded Obligations Reserve:	$631,374	$0	NAP

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$21,614,500	100.0%	Loan Payoff	$13,642,759	63.1%
			Principal Equity Distribution	6,913,491	32.0
			Upfront Reserves	810,796	3.8
			Closing Costs	247,454	1.1
Total Sources	$21,614,500	100.0%	Total Uses	$21,614,500	100.0%
(1)	On each payment date, the borrower is required to deposit into an insurance reserve an amount equal to 1/12th of the amount that the lender reasonably estimates will be payable during the next 12 months for the renewal of the coverage afforded by the policies upon the expiration thereof (provided that such reserve will be conditionally waived (i) so long as no event of default under the Southport Commons mortgage loan documents has occurred and is continuing, and (ii) the borrower has provided evidence that insurance satisfying the requirements set forth in the Southport Commons mortgage loan documents has been obtained under one or more blanket insurance policies and insurance premiums have been paid in accordance with the requirements of the Southport Commons mortgage loan documents). At the origination of the Southport Commons mortgage loan, an acceptable blanket policy was in place such that the monthly reserves were waived.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

142

Retail – Anchored 4850 East Southport Road Indianapolis, IN 46237	Collateral Asset Summary – Loan No. 11 Southport Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$21,614,500 69.5% 1.51x 10.8%

The following table presents certain information relating to the largest tenants at the Southport Commons property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Total U/W Base Rent	Lease Expiration	Renewal Option	Termination Option (Y/N)
Major Tenants
Kohl's + Sephora	B3/B+/BB-	86,584	43.3%	$987,058	$11.40	40.3%	1/31/2033	5 x 5 Year	N
Combat Ops	NR/NR/NR	24,322	12.2%	$243,220	$10.00	9.9%	4/30/2033	2 x 5 Year	N
Urban Styles Furniture	NR/NR/NR	23,500	11.7%	$235,000	$10.00	9.6%	5/31/2031	2 x 5 Year	Y(3)
Bath & Body Works	Ba2/BB+/NR	5,000	2.5%	$130,000	$26.00	5.3%	1/31/2027	N	N
Hibbett Sports	NR/NR/NR	5,000	2.5%	$110,000	$22.00	4.5%	11/30/2035	2 x 5 year	Y(4)
Rally House	NR/NR/NR	8,000	4.0%	$108,000	$13.50	4.4%	1/31/2029	1 x 5 year	Y(5)
Boot Barn	NR/NR/NR	13,500	6.7%	$103,950	$7.70	4.2%	2/28/2030	2 x 5 Year	Y(6)
Pretty Chica's	NR/NR/NR	3,000	1.5%	$63,000	$21.00	2.6%	11/30/2028	N	N
Kay Jewelers	NR/BB/NR	2,750	1.4%	$62,067	$22.57	2.5%	12/31/2027	2 x 5 year	N
Cingular Wireless (AT&T)	Baa2/BBB/BBB+	2,500	1.2%	$55,000	$22.00	2.2%	10/31/2026	1 x 5 Year	N
Top 10 Tenants Subtotal		174,156	87.1%	$2,097,295	$12.04	85.7%
Remaining Occupied Total		16,400	8.2%	$350,504	$21.37	14.3%
Occupied Collateral Total		190,556	95.3%	$2,447,799	$12.85	100.0%
Vacant Space		9,500	4.7%
Collateral Total		200,056	100.0%
(1)	Based on the underwritten rent roll dated February 28, 2026, inclusive of contractual rent steps through April 30, 2027.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	Urban Styles Furniture has termination rights related to co-tenancy if Home Depot vacates or both Combat Ops and Boot Barn vacate, all of which are currently open.
(4)	Hibbett Sports has the right to terminate its lease if gross sales during the fifth year of its lease, starting December 1, 2029, are less than $1,100,000.
(5)	Rally House has the right to terminate its lease if gross sales during the fifth year of its lease, starting September 1, 2026, are less than $750,000 or if Target or Home Depot is not open for a continuous nine-month period. Both tenants are currently open.
(6)	Boot Barn has the right to terminate its lease if occupancy at the shopping center falls below 70% for 12 months.

The following table presents certain information relating to the lease rollover schedule at the Southport Commons property, based on the initial lease expiration dates:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2026 & MTM	2,500	1.2%	1.2%	$55,000	2.2%	$22.00	1
2027	9,110	4.6%	5.8%	$224,571	9.2%	$24.65	3
2028	6,200	3.1%	8.9%	$143,960	5.9%	$23.22	2
2029	10,000	5.0%	13.9%	$152,000	6.2%	$15.20	2
2030	13,500	6.7%	20.6%	$103,950	4.2%	$7.70	1
2031	23,500	11.7%	32.4%	$235,000	9.6%	$10.00	1
2032	0	0.0%	32.4%	$0	0.0%	$0.00	0
2033	110,906	55.4%	87.8%	$1,230,278	50.3%	$11.09	2
2034	8,000	4.0%	91.8%	$136,000	5.6%	$17.00	1
2035	5,000	2.5%	94.3%	$110,000	4.5%	$22.00	1
2036	1,840	0.9%	95.3%	$57,040	2.3%	$31.00	1
2037 & Thereafter	0	0.0%	95.3%	$0	0.0%	$0.00	0
Vacant	9,500	4.7%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	200,056	100.0%		$2,447,799	100.0%	$12.85	15
(1)	Based on the underwritten rent roll dated February 28, 2026, inclusive of contractual rent steps through April 30, 2027.
(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Rollover Schedule.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

143

Retail – Anchored 4850 East Southport Road Indianapolis, IN 46237	Collateral Asset Summary – Loan No. 11 Southport Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$21,614,500 69.5% 1.51x 10.8%

The following table presents certain information relating to the historical operating performance and underwritten net cash flow at the Southport Commons property:

Cash Flow Analysis
	2023	2024	2025	TTM 9/30/2026	U/W	U/W Per SF
Gross Potential Rent(1)	$1,822,483	$2,165,394	$2,367,048	$2,423,613	$2,447,799	$12.24
Total Commercial Reimbursement Revenue	506,391	855,666	924,848	934,972	838,841	$4.19
Market Revenue from Vacant Units	0	0	0	0	238,607	$1.19
Net Rental Income	$2,328,874	$3,021,060	$3,291,895	$3,358,585	$3,525,248	$17.62
Other Income	$143,539	$27,948	$16,000	$43,995	$12,000	$0.06
Vacancy and Credit Loss	0	0	0	0	(238,607)	($1.19)
Effective Gross Revenue	$2,472,414	$3,049,008	$3,307,895	$3402,580	$3,298,640	$16.49
Real Estate Taxes	$533,635(4)	$333,635	$252,075	$251,484	$346,500	$1.73
Insurance	135,936	84,593	84,593	82,935	94,603	$0.47
Other Expenses(2)	674,962	566,371	541,312	660,043	519,107	$2.59
Total Expenses	$1,344,533	$984,599	$877,980	$994,463	$960,210	$4.80
Net Operating Income	$1,127,881	$2,064,409	$2,429,915	$2,408,117	$2,338,430	$11.69
Replacement Reserves	$0	$0	$0	$0	40,011	$0.20
TI/LC	0	0	0	0	101,379	$0.51
Net Cash Flow	$1,127,881	$2,064,409	$2,429,915	$2,408,117	$2,197,040	$10.98

Occupancy(3)	98.7%	99.0%	100.0%	95.3%(4)	93.3%(5)
NOI Debt Yield	5.2%	9.6%	11.2%	11.1%	10.8%
NCF DSCR	0.77x(6)	1.42x	1.67x	1.65x	1.51x
(1)	Underwritten based on In-Place Rent Roll as of February 28, 2026, with contractual rent steps through April 30, 2027.
(2)	Other Expenses include utilities, repairs & maintenance, management fee and other expenses.
(3)	Occupancy is based on year-end financials.
(4)	Occupancy is as of February 28, 2026.
(5)	Represents underwritten economic occupancy.
(6)	The 2023 NCF DSCR was under 1.00x because the borrower sponsor purchased the Southport Commons property in 2023 and spent an increased amount in repairs & maintenance at acquisition. Additionally, the 2022 and 2023 tax figures also included estimated taxes for the Kohl’s parcel, even though Kohl’s pays taxes directly to the taxing authority. Actual taxes on the Southport Commons property, excluding the Kohl’s taxes were $327,924, $250,660, $250,221, and $303,679 in 2022, 2023, 2024 and 2025 respectively.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

144

Retail – Anchored 4850 East Southport Road Indianapolis, IN 46237	Collateral Asset Summary – Loan No. 11 Southport Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$21,614,500 69.5% 1.51x 10.8%

The following table presents certain information relating to comparable properties for the Southport Commons property:

Comparable Property Summary(1)
Property Name / Address	Distance from Subject	Year Built / Renovated	Total SF	Tenant	Base Rent/SF
Southport Commons 4850 East Southport Road Indianapolis, IN 46237	-	2001 / NAP	200,056(2)	Various	$12.85(2)
Premier Center of Canton 45540-46002 Michigan Avenue Canton, MI	274.0 mi	2002 / NAP	164,352	Kroger	NAV
Willow Creek 41840-41968 Ford Road Canton, MI	286.0 mi	1995 / 2004	161,626	Crate & Barrell	NAV
Oakland Plaza 268-388 John R Road & 300 John R Road Troy, MI	305.0 mi	1979 / 2022	166,684	T.J. Maxx	NAV
Waterside Marketplace 50383-50640 Waterside Drive Chesterfield, MI	319.0 mi	2007 / 2021	276,244	Burlington, TJ Maxx, Old Navy, Rally House, Sierra, Maurice's, Best Buy, DSW, Jo-Ann's, Kids Empire	NAV
University Center 6502 Grape Road Mishawaka, IN	155.0 mi	1980 / 1994	100,441	Ross Dress for Less, Michaels, Five Below	NAV
Bryant Square 210-420, 502-530 South Bryant Avenue Edmond, OK	734.0 mi	1974 / 2018	272,135	Ross Dress for Less, Burlington Coat Factory, Old Navy, Five Below, Petco, ULTA, Dollar Tree	NAV
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated February 28, 2026 with contractual rent steps through April 30, 2027.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

145

Multifamily – Mid Rise Various Bronx, NY, Various	Collateral Asset Summary – Loan No. 12 Parkway Realty Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,500,000 66.1% 1.36x 11.2%
Mortgage Loan Information		Property Information
Loan Seller:	GACC	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily - Mid Rise
Borrower Sponsor(s):	Eric Miller	Collateral:	Fee
Borrower(s)(1):	Robo3191 LLC, Parkside3273 LLC, Uplain LLC and BCAS Equities LLC	Location:	Bronx, NY
Original Balance:	$18,500,000	Year Built / Renovated(2):	Various / Various
Cut-off Date Balance:	$18,500,000	Property Management:	BMY Realty LLC
% by Initial UPB:	2.3%	Size:	217 Units
Interest Rate:	6.97940%	Appraised Value / Per Unit:	$28,000,000 / $129,032
Note Date:	October 8, 2026	Appraisal Date:	May 7, 2026
Original Term:	120 months	Occupancy:	99.5% (as of August 27, 2026)
Amortization:	Amortizing Balloon	UW Economic Occupancy:	95.0%
Original Amortization:	360 months	Underwritten NOI(4):	$2,072,570
Interest Only Period:	None	Underwritten NCF:	$2,006,066
First Payment Date:	December 6, 2026
Maturity Date:	November 6, 2036	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI(4)(5):	$1,807,367 (TTM Various)
Additional Debt Balance:	NAP	2025 NOI:	$1,872,983
Call Protection:	L(24),D(91),O(5)	2024 NOI:	$2,041,854
Lockbox / Cash Management:	Springing / Springing	2023 NOI:	$2,026,130

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$85,253
Taxes:	$276,267	$55,253	NAP	Maturity Date Loan / Unit:	$74,310
Insurance(3):	$0	Springing	NAP	Cut-off Date LTV:	66.1%
Replacement Reserves:	$0	$5,542	NAP	Maturity Date LTV:	57.6%
TI/LC:	$0	$0	NAP	UW NOI DY:	11.2%
Deferred Maintenance:	$42,500	$0	NAP	UW NCF DSCR:	1.36x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$18,500,000	86.1%	Loan Payoff	$19,358,887	90.1%
Borrower Sponsor Equity	2,991,278	13.9	Closing Costs	1,813,624	8.4
			Upfront Reserves	318,767	1.5

Total Sources	$21,491,278	100.0%	Total Uses	$21,491,278	100.0%
(1)	Uplain LLC and BCAS Equities LLC are tenants-in-common owners of the 1816 & 1826 White Plains Road property.
(2)	The Parkway Realty Portfolio properties were built between 1927 and 1928.
(3)	On each payment date, the borrower is required to deposit into an insurance reserve an amount equal to 1/12th of the amount that the lender reasonably estimates will be payable during the next 12 months for the renewal of the coverage afforded by the policies upon the expiration thereof (provided that such reserve will be conditionally waived (i) so long as no event of default under the Parkway Realty Portfolio mortgage loan documents has occurred and is continuing, and (ii) the borrower has provided evidence that insurance satisfying the requirements set forth in the Parkway Realty Portfolio mortgage loan documents has been obtained under one or more blanket insurance policies and insurance premiums have been paid in accordance with the requirements of the Parkway Realty Portfolio mortgage loan documents). At the origination of the Parkway Realty Portfolio mortgage loan, an acceptable blanket policy was in place such that the monthly reserves were waived.
(4)	The increase from Most Recent NOI to Underwritten NOI is due to higher in-place rents compared to the Most Recent NOI.
(5)	Most Recent NOI is based on the trailing twelve months as of June 30, 2026 for the 1816 & 1826 White Plains Road and 3191 Rochambeau Avenue properties. Most Recent NOI is based on the trailing twelve months as of March 31, 2026 for the 3273 Parkside Place property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

146

Multifamily – Mid Rise Various Bronx, NY, Various	Collateral Asset Summary – Loan No. 12 Parkway Realty Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,500,000 66.1% 1.36x 11.2%

Portfolio Summary
Property Name	Location(1)	Year Built / Renovated(1)	Units(2)	Allocated Loan Cut-off Date Balance	% of Allocated Mortgage Loan Cut-off Date Balance	Appraised Value(1)	% of Appraised Value	U/W NOI(2)	% of U/W NOI
1816 & 1826 White Plains Road	Bronx, NY	1928 / 2018	112	$8,523,214	46.1%	$12,900,000	46.1%	$998,706	48.2%
3191 Rochambeau Avenue	Bronx, NY	1927 / 2026	62	$5,814,286	31.4%	$8,800,000	31.4%	$628,906	30.3%
3273 Parkside Place	Bronx, NY	1928 / NAP	43	$4,162,500	22.5%	$6,300,000	22.5%	$444,959	21.5%
Total			217	$18,500,000	100.0%	$28,000,000	100.0%	$2,072,570	100.0%
(1)	Source: Appraisals. Portfolio Summary
(2)	Based on the underwritten rent rolls dated as of August 27, 2026.

The following table presents certain information relating to the unit mix at the Parkway Realty Portfolio properties:

Unit Mix(1)
Unit Type(2)	# of Units	% of Total Units	Occupancy	Average Monthly Rent Per Unit	Average Monthly Market Rent Per Unit(3)
Studio - RS	38	17.5%	97.4%	$1,405	$1,301
Studio - RC	1	0.5%	100.0%	$272	$272
Studio - Sec 8	1	0.5%	100.0%	$1,136	$1,136
Studio - Market	1	0.5%	100.0%	$1,500	$1,500
1BR/1BA - RS	97	44.7%	100.0%	$1,559	$1,495
1BR/1BA - RC	2	0.9%	100.0%	$254	$254
1BR/1BA - SCRIE	1	0.5%	100.0%	$1,335	$1,335
1BR/1BA - Sec 8	2	0.9%	100.0%	$1,568	$1,568
2BR/1BA - RS	47	21.7%	100.0%	$1,765	$1,723
2BR/1BA - Sec 8	4	1.8%	100.0%	$1,591	$1,591
3BR/1BA - RS	19	8.8%	100.0%	$1,784	$1,730
3BR/1BA - SCRIE	1	0.5%	100.0%	$1,041	$1,041
3BR/1BA - Sec 8	3	1.4%	100.0%	$1,985	$1,952
Total/Wtd. Avg.	217	100.0%	99.5%	$1,580	$1,518
(1)	Based on the underwritten rent roll dated August 27, 2026.
(2)	“RS” means rent stabilized, “RC” means rent controlled, “SCRIE” means subject to a senior citizen rent increase exemption, and Sec 8 means receives Section 8 rental assistance. SCRIE and Sec 8 units are also rent stabilized.
(3)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

147

Multifamily – Mid Rise Various Bronx, NY, Various	Collateral Asset Summary – Loan No. 12 Parkway Realty Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,500,000 66.1% 1.36x 11.2%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Parkway Realty Portfolio:

Cash Flow Analysis
	2023	2024	2025	TTM(1)	U/W	U/W Per Unit
Gross Potential Rent	$3,540,666	$3,623,115	$3,627,371	$3,591,787	$4,111,437	$18,947
(Vacancy / Credit Loss)	0	0	0	0	($205,572)	($947)
Effective Gross Income	$3,540,666	$3,623,115	$3,627,371	$3,591,787	$3,905,866	$17,999
Real Estate Taxes	$610,477	$584,193	$603,298	$603,298	$643,730	$2,966
Insurance	185,579	186,049	191,259	180,240	224,320	$1,034
Management Fee	0	0	108,821	107,754	117,176	$540
Utilities	540,229	611,653	647,843	693,504	647,843	$2,985
Other Expenses(2)	178,251	199,366	203,167	199,624	200,227	$923
Total Expenses	$1,514,536	$1,581,261	$1,754,388	$1,784,420	$1,833,295	$8,448

Net Operating Income(3)	$2,026,130	$2,041,854	$1,872,983	$1,807,367	$2,072,570	$9,551
Replacement Reserves	0	0	0	0	66,505	$306
Net Cash Flow	$2,026,130	$2,041,854	$1,872,983	$1,807,367	$2,006,066	$9,245

Occupancy	97.2%	98.7%	95.7%	99.5%(4)	95.0%(5)
NCF DSCR	1.37x	1.39x	1.27x	1.23x	1.36x
NOI Debt Yield	11.0%	11.0%	10.1%	9.8%	11.2%
(1)	TTM is based on the trailing twelve months as of June 30, 2026 for the 1816 & 1826 White Plains Road and 3191 Rochambeau Avenue properties. TTM is based on the trailing twelve months as of March 31, 2026 for the 3273 Parkside Place property.
(2)	Other Expenses includes repairs and maintenance, payroll and benefits and professional fees.
(3)	The increase from TTM Net Operating Income to U/W Net Operating Income is due to higher in-place rents compared to the TTM Net Operating Income.
(4)	Based on the underwritten rent roll dated August 27, 2026
(5)	Represents economic occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

148

Self Storage - Self Storage 2690 North Main Street Walnut Creek, CA 94597	Collateral Asset Summary – Loan No. 13 Security Public Storage – Walnut Creek	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,500,000 56.5% 1.51x 11.0%
Mortgage Loan Information		Property Information
Loan Seller:	GACC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Self Storage - Self Storage
Borrower Sponsor(s):	Michael B. Eisler	Collateral:	Fee
Borrower(s):	Security Public Storage - Walnut Creek LLC	Location:	Walnut Creek, CA
Original Balance:	$17,500,000	Year Built / Renovated:	1985 / NAP
Cut-off Date Balance:	$17,500,000	Property Management:	Baco Realty Corporation
% by Initial UPB:	2.2%	Size:	85,682 SF
Interest Rate:	6.07400%	Appraised Value / Per SF:	$30,950,000 / $361
Note Date:	June 11, 2026	Appraisal Date:	May 13, 2026
Original Term:	120 months	Occupancy(3):	88.9% (as of June 8, 2026)
Amortization:	Interest Only, Amortizing Balloon	UW Economic Occupancy:	82.8%
Original Amortization:	360 months	Underwritten NOI:	$1,930,940
Interest Only Period:	24 months	Underwritten NCF:	$1,922,372
First Payment Date:	August 6, 2026
Maturity Date:	July 6, 2036	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$1,824,270 (TTM March 31, 2026)
Additional Debt Balance:	NAP	2025 NOI:	$1,806,699
Call Protection:	L(12),YM1(16),DorYM1(85),O(7)	2024 NOI:	$1,744,663
Lockbox / Cash Management:	None / None	2023 NOI:	$1,756,522

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$204
Taxes:	$0	Springing(1)	NAP	Maturity Date Loan / SF:	$181
Insurance:	$0	Springing(1)	NAP	Cut-off Date LTV:	56.5%
Replacement Reserves:	$0	Springing(2)	NAP	Maturity Date LTV:	50.2%
				UW NOI DY:	11.0%
				UW NCF DSCR:	1.51x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$17,500,000	100.0%	Loan Payoff	$10,861,101	62.1%
			Borrower Sponsor Equity	6,458,865	36.9
			Closing Costs	180,034	1.0
Total Sources	$17,500,000	100.0%	Total Uses	$17,500,000	100.0%
(1)	Monthly deposits in the tax and insurance reserves are waived under the conditions that (i) Security Public Storage - Walnut Creek LLC (“Original Borrower”) is the sole fee simple owner of the Security Public Storage – Walnut Creek property and (ii) the Original Borrower has paid all required monthly real estate taxes and insurance premiums within 30 days prior to the due date. Monthly deposits in the insurance reserve account will also be suspended in the event that an acceptable blanket policy is in effect.
(2)	Monthly deposits in the replacement reserves are waived under the conditions that (i) the Original Borrower is the sole fee simple owner of the Security Public Storage – Walnut Creek property and (ii) the Security Public Storage – Walnut Creek property is, in the lender's judgment, being properly maintained by the Original Borrower as required by the Security Public Storage – Walnut Creek mortgage loan documents.
(3)	Occupancy is calculated on a square foot basis. When calculating Current Occupancy on a per unit basis, the Security Public Storage— Walnut Creek property has 101 vacant units as of June 8, 2026, resulting in an 88.5% occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

149

Self Storage - Self Storage 2690 North Main Street Walnut Creek, CA 94597	Collateral Asset Summary – Loan No. 13 Security Public Storage – Walnut Creek	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,500,000 56.5% 1.51x 11.0%

The following table presents certain information relating to the unit mix at the Security Public Storage – Walnut Creek property:

Security Public Storage – Walnut Creek Unit Mix(1)
Range of Square Feet	Available Units	% of Available Units	Available SF(2)	% of Available SF	Current Occupancy(2)	Monthly In-Place Rent PSF	Monthly In-Place Rent Per Unit	Annual In-Place Rent
1 – 25 SF	117	13.3%	2,921	3.4%	82.9%	$4.83	$120.53	$140,292
26 – 50 SF	230	26.1%	11,235	13.1%	93.5%	$3.68	$179.95	$464,280
51 – 75 SF	98	11.1%	5,910	6.9%	85.7%	$3.14	$189.79	$191,304
76 – 100 SF	168	19.1%	16,406	19.1%	92.3%	$2.78	$271.21	$504,444
101 – 150 SF	109	12.4%	13,800	16.1%	76.1%	$2.90	$366.28	$364,812
151 – 200 SF	96	10.9%	18,120	21.1%	93.8%	$2.85	$537.80	$580,824
201 – 250 SF	47	5.3%	11,690	13.6%	85.1%	$3.07	$766.50	$367,920
251 – 300 SF	12	1.4%	3,600	4.2%	100.0%	$2.34	$703.25	$101,268
301 – 350 SF	0	0.0%	0	0.0%	NAP	NAP	NAP	NAP
351 – 400 SF	0	0.0%	0	0.0%	NAP	NAP	NAP	NAP
400+ SF	4	0.5%	2,000	2.3%	100.0%	$2.12	$1,061.50	$50,952
Total / Wtd. Avg.	881	100.0%	85,682	100.0%	88.5%	$3.03	$295.52	$2,766,096
(1)	Based on the underwritten rent roll dated June 8, 2026.
(2)	Occupancy is calculated on a per unit basis. When calculating Current Occupancy on a square footage basis, the Security Public Storage—Walnut Creek property is 88.9% occupied as of June 8, 2026.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

150

Self Storage - Self Storage 2690 North Main Street Walnut Creek, CA 94597	Collateral Asset Summary – Loan No. 13 Security Public Storage – Walnut Creek	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,500,000 56.5% 1.51x 11.0%

The following table presents certain information relating to the historical operating performance and underwritten net cash flow at the Security Public Storage – Walnut Creek property:

Cash Flow Analysis(1)
	12/31/2023	12/31/2024	12/31/2025	TTM March 31, 2026	U/W	U/W Per SF
Gross Potential Rent	$2,376,570	$2,379,035	$2,437,457	$2,441,106	$3,080,076	$35.95
Vacancy	0	0	0	0	(313,980)	(3.66)
Bad Debt	0	0	0	0	(215,286)	(2.51)
Net Rental Income	$2,376,570	$2,379,035	$2,437,457	$2,441,106	$2,550,810	$29.77
General Other Income	78,022	87,131	77,234	74,818	74,818	0.87
Effective Gross Income	$2,454,592	$2,466,166	$2,514,691	$2,515,925	$2,625,628	$30.64

Real Estate Taxes	148,493	152,374	151,756	151,756	151,756	1.77
Insurance	16,899	16,045	18,748	18,748	15,700	0.18
Utilities	41,508	48,753	49,570	43,255	43,255	0.50
Repairs and Maintenance	18,521	19,496	17,674	20,131	20,131	0.23
Management Fee	121,303	121,573	124,152	125,200	131,281	1.53
Payroll and Benefits	196,514	187,091	190,567	187,788	187,788	2.19
Marketing	40,589	52,254	42,737	33,118	33,118	0.39
General and Administrative	114,244	123,917	112,789	111,659	111,659	1.30
Total Expenses	$698,070	$721,503	$707,992	$691,655	$694,688	$8.11

Net Operating Income	$1,756,522	$1,744,663	$1,806,699	$1,824,270	$1,930,940	$22.54
Replacement Reserves	0	0	0	0	8,568	0.10
Net Cash Flow	$1,756,522	$1,744,663	$1,806,699	$1,824,270	$1,922,372	$22.44

Occupancy	88.0%	86.0%	88.0%	88.9%(2)	82.8%(3)
NOI Debt Yield	10.0%	10.0%	10.3%	10.4%	11.0%
NCF DSCR	1.38x	1.37x	1.42x	1.44x	1.51x
(1)	Based on the underwritten rent roll dated June 8, 2026.
(2)	Occupancy is calculated on a square foot basis. When calculating Current Occupancy on a per unit basis, the Security Public Storage—Walnut Creek property has 101 vacant units as of June 8, 2026, resulting in an 88.5% occupancy.
(3)	Represents economic occupancy.

The following table presents certain 2025 demographic information for the Security Public Storage – Walnut Creek property:

2025 Demographics(1)
Demographic	City, State	1-mile Radius	3-mile Radius	5-mile Radius
Population	Walnut Creek, CA	24,120	131,145	251,437
Number of Households	Walnut Creek, CA	11,122	54,064	102,164
Average Household Income	Walnut Creek, CA	$179,757	$191,793	$191,569
(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

151

Multifamily – Mid Rise 224 Avenue B New York, NY 10009	Collateral Asset Summary – Loan No. 14 224 Avenue B	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,000,000 61.4% 1.72x 10.7%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily – Mid Rise
Borrower Sponsor(s)(1):	Alfred Sabetfard	Collateral:	Fee
Borrower(s):	224 Ave B Holdings LLC	Location:	New York, NY
Original Balance:	$17,000,000	Year Built / Renovated:	1905 / 2025
Cut-off Date Balance:	$17,000,000	Property Management:	Self-Managed
% by Initial UPB:	2.1%	Size:	25 Units
Interest Rate:	6.11000%	Appraised Value / Per Unit:	$27,700,000 / $1,108,000
Note Date:	July 2, 2026	Appraisal Date:	April 27, 2026
Original Term:	120 months	Occupancy:	100.0% (as of June 25, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	96.8%
Original Amortization:	NAP	Underwritten NOI(3):	$1,815,977
Interest Only Period:	120 months	Underwritten NCF:	$1,806,927
First Payment Date:	August 6, 2026
Maturity Date:	July 6, 2036	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI(3):	$500,783 (TTM May 31, 2026)
Additional Debt Balance:	NAP	2025 NOI(4):	NAV
Call Protection:	L(28),D(85),O(7)	2024 NOI(4):	NAV
Lockbox / Cash Management:	Springing / Springing	2023 NOI(4):	NAV

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$680,000
Taxes:	$41,632	$20,816	NAP	Maturity Date Loan / Unit:	$680,000
Insurance(2):	$0	Springing	NAP	Cut-off Date LTV:	61.4%
Replacement Reserves:	$0	$552	$13,248	Maturity Date LTV:	61.4%
TI/LC	$0	$0	NAP	UW NOI DY:	10.7%
				UW NCF DSCR:	1.72x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$17,000,000	100.0%	Loan Payoff	$8,539,784	50.2%
			Borrower Sponsor Equity	7,943,150	46.7
			Closing Costs	475,434	2.8
			Upfront Reserves	41,632	0.2
Total Sources	$17,000,000	100.0%	Total Uses	$17,000,000	100.0%
(1)	The borrower sponsor for the 224 Avenue B mortgage loan is also the borrower sponsor for the 58 & 60-62 Second Avenue mortgage loan.
(2)	Deposits into the insurance reserve are not required provided that the borrower provides satisfactory evidence (as reasonably determined by the lender) that the insurance requirements in the 224 Avenue B mortgage loan documents have been satisfied pursuant to a blanket insurance policy reasonably acceptable to the lender.
(3)	The increase from Most Recent NOI to Underwritten NOI is due to the lease up of the 224 Avenue B property following its renovation in 2025.
(4)	Historical financial information is not available as the 224 Avenue B property underwent a renovation to common areas and 23 of its 25 units in 2025.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

152

Multifamily – Mid Rise 224 Avenue B New York, NY 10009	Collateral Asset Summary – Loan No. 14 224 Avenue B	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,000,000 61.4% 1.72x 10.7%

The following table presents certain information relating to the unit mix at the 224 Avenue B property:

Unit Mix(1)
Unit Type	# of Units	% of Total Units	Occupancy	Average Unit Size (Sq. Ft.)	Average Monthly Rent Per Unit	Average Monthly Market Rent Per Unit(2)
Studio – rent stabilized	1	4.0%	100.0%	300	$2,315	$2,315
2 Bed / 1 Bath – market	4	16.0%	100.0%	450	$5,195	$5,200
3 Bed / 1 Bath – market	12	48.0%	100.0%	500	$7,270	$7,200
3 Bed / 1 Bath – rent stabilized	2	8.0%	100.0%	500	$1,148	$1,148
3 Bed / 2 Bath – market	1	4.0%	100.0%	500	$7,995	$7,200
4 Bed / 2 Bath – market	3	12.0%	100.0%	650	$8,562	$8,500
5 Bed / 2 Bath – market	1	4.0%	100.0%	700	$10,495	$10,500
5 Bed / 2 Bath – rent stabilized	1	4.0%	100.0%	700	$10,495	$10,500
Total/Wtd. Avg.	25	100.0%	100.0%	518	$6,692	$6,620
(1)	Based on the underwritten rent roll dated June 25, 2026. Average Monthly Rent Per Unit is based on occupied units.
(2)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

153

Multifamily – Mid Rise 224 Avenue B New York, NY 10009	Collateral Asset Summary – Loan No. 14 224 Avenue B	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,000,000 61.4% 1.72x 10.7%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the 224 Avenue B property:

Cash Flow Analysis(1)
	TTM 5/31/2026(2)	U/W(2)	U/W Per Unit
Base Rent	$589,601	$2,007,680	$80,307
Potential Income from Vacant Units	0	0	$0
Gross Potential Income - Residential	$589,601	$2,007,680	$80,307
Other Income - Apartments(3)	7,845	3,440	$138
Net Rental Income	$597,446	$2,011,120	$80,445
(Vacancy / Credit Loss)	0	(60,230)	($2,409)
Effective Gross Income - Residential	$597,446	$1,950,889	$78,036

Commercial Rental Income	$236,338	$256,140	$10,246
Gross Potential Income - Commercial	$236,338	$256,140	$10,246
Other Income - Commercial	8,416	7,073	$283
Net Rental Income	$244,754	$263,213	$10,529
(Vacancy / Credit Loss)	0	(13,161)	($526)
Effective Gross Income - Commercial	$244,754	$250,052	$10,002

Total Effective Gross Income	$842,200	$2,200,942	$88,038

Real Estate Taxes	$233,176	$237,896	$9,516
Insurance	34,296	40,610	$1,624
Management Fee	25,265	66,028	$2,641
Utilities	28,548	18,580	$743
Other Expenses(4)	20,132	21,850	$874
Total Expenses	$341,417	$384,964	$15,399

Net Operating Income	$500,783	$1,815,977	$72,639
Replacement Reserves - Residential	0	6,250	$250
Replacement Reserves - Commercial	0	365	$15
TI / LC	0	2,435	$97
Net Cash Flow	$500,783	$1,806,927	$72,277

Occupancy	100.0%(5)	96.8%(6)
NCF DSCR	0.48x	1.72x
NOI Debt Yield	2.9%	10.7%
(1)	Historical financial information is not available as the 224 Avenue B property underwent a renovation to common areas and 23 of its 25 units in 2025.
(2)	The increase from TTM 5/31/2026 NOI to Underwritten NOI is due to the lease up of the 224 Avenue B property following its renovation in 2025.
(3)	Other Income – Apartments includes miscellaneous fees such as application fees, lost key charges, lock replacement fees, and forfeited security deposits.
(4)	Other Expenses includes payroll and benefits and repairs and maintenance.
(5)	Represents occupancy as of the June 25, 2026 rent roll.
(6)	Represents economic occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

154

Multifamily – Mid Rise 224 Avenue B New York, NY 10009	Collateral Asset Summary – Loan No. 14 224 Avenue B	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,000,000 61.4% 1.72x 10.7%

Appraisal. According to the appraisal, the 224 Avenue B property had an “as-is” appraised value of $27,700,000 as of April 27, 2026.

224 Avenue B Appraised Value(1)
Property	Value	Capitalization Rate
224 Avenue B	$27,700,000	6.00%
(1)	Source: Appraisal.

The following table presents certain information relating to multifamily properties that are comparable to the 224 Avenue B property:

Multifamily Rent Comparables(1)
Property Name / Address	Distance from Subject	Unit Type	Average Rent Per Unit
224 Avenue B New York, NY	-	Studio – Rent Stabilized	$2,315(2)
		2 Bed / 1 Bath – Market Rate	$5,195(2)
		3 Bed / 1 Bath – Market Rate	$7,270(2)
		3 Bed / 1 Bath – Rent Stabilized	$1,148(2)
		3 Bed / 2 Bath – Market Rate	$7,995(2)
		4 Bed / 2 Bath – Market Rate	$8,562(2)
		5 Bed / 2 Bath – Market Rate	$10,495(2)
		5 Bed / 2 Bath - Rent Stabilized	$10,495(2)
422 East 14th Street	0.2 mi	Studio	$3,175
New York, NY
414 East 11th Street	0.2 mi	Studio	$2,800
New York, NY
432 East 13th Street	0.2 mi	2 Bed / 1 Bath	$5,495
New York, NY
425 East 12th Street	0.3 mi	2 Bed / 1 Bath	$5,200
New York, NY
93 Avenue B	0.4 mi	3 Bed / 1 Bath	$7,250
New York, NY
226 East 10th Street	0.5 mi	3 Bed / 2 Bath	$7,750
New York, NY
118 East 7th Street	0.5 mi	4 Bed / 1.5 Bath	$9,495
New York, NY
117 1st Avenue	0.6 mi	3 Bed / 1 Bath	$7,495
New York, NY
211 1st Avenue	0.6 mi	4 Bed / 2 Bath	$9,999
New York, NY
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated June 25, 2026. Average Rent Per Unit reflects the average rent for occupied units.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

155

Multifamily – Mid Rise Various New York, NY 10003	Collateral Asset Summary – Loan No. 15 58 & 60-62 Second Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$16,000,000 64.3% 1.39x 9.4%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily - Mid Rise
Borrower Sponsor(s)(1):	Alfred Sabetfard	Collateral:	Fee
Borrower(s):	58 Second Ave LLC and 60-62 Second Ave LLC	Location:	New York, NY
Original Balance:	$16,000,000	Year Built / Renovated:	1900 / 2025
Cut-off Date Balance:	$16,000,000	Property Management:	Self-Managed
% by Initial UPB:	2.0%	Size:	28 Units
Interest Rate:	6.57000%	Appraised Value / Per Unit:	$24,900,000 / $889,286
Note Date:	August 28, 2026	Appraisal Date:	June 17, 2026
Original Term:	120 months	Occupancy:	100.0% (as of June 22, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	96.4%
Original Amortization:	NAP	Underwritten NOI(3):	$1,503,218
Interest Only Period:	120 months	Underwritten NCF:	$1,485,903
First Payment Date:	October 6, 2026
Maturity Date:	September 6, 2036	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI(3):	$769,412 (TTM June 30, 2026)
Additional Debt Balance:	NAP	2025 NOI(3):	$551,977
Call Protection:	L(26),D(87),O(7)	2024 NOI(3):	$400,051
Lockbox / Cash Management:	Springing / Springing	2023 NOI:	NAV

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$571,429
Taxes:	$45,585	$15,195	NAP	Maturity Date Loan / Unit:	$571,429
Insurance:	$29,332	$4,889	NAP	Cut-off Date LTV:	64.3%
Replacement Reserves:	$0	$642	$15,408	Maturity Date LTV:	64.3%
Other Reserves(2):	$58,500	$0	NAP	UW NOI DY:	9.4%
				UW NCF DSCR:	1.39x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$16,000,000	100.0%	Sponsor Equity	$8,253,391	51.6%
			Loan Payoff	7,112,135	44.5
			Closing Costs	501,056	3.1
			Upfront Reserves	133,417	0.8
Total Sources	$16,000,000	100.0%	Total Uses	$16,000,000	100.0%
(1)	The borrower sponsor for the 58 & 60-62 Second Avenue mortgage loan is also the borrower sponsor for the 224 Avenue B mortgage loan.
(2)	Other Reserves is comprised of an upfront Free Rent Reserve of $58,500 on account of free rent owed to Cha Cha Grill. Cha Cha Grill, the largest commercial tenant at the 60-62 Second Avenue Mortgaged Property, executed a lease in August 2026 with a lease commencement date of September 1, 2026 and took possession of its space. The tenant is currently building out its space and is expected to open for business in December 2026. Pursuant to the lease, the tenant is entitled to free rent from September 1, 2026 through November 30, 2026, and contractual rent payments are scheduled to commence in December 2026. We cannot assure you whether the tenant will open for business and begin paying rent as expected or at all.
(3)	The increase from 2024 NOI through Most Recent NOI is primarily attributable to the lease up of the 58 & 60-62 Second Avenue properties following their acquisitions in 2024 and renovations in 2025. The subsequent increase from Most Recent NOI to Underwritten NOI is primarily attributable to the execution of a new commercial lease with Cha Cha Grill in August 2026 at the 60-62 Second Avenue property, accounting for 12.4% of underwritten base rent for the portfolio.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Multifamily – Mid Rise Various New York, NY 10003	Collateral Asset Summary – Loan No. 15 58 & 60-62 Second Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$16,000,000 64.3% 1.39x 9.4%

The following table presents certain information relating to the 58 & 60-62 Second Avenue properties:

Portfolio Summary
Property Name	City, State(1)	Year Built / Renovated(1)	# of Units(2)	Occupancy(2)	Allocated Cut-off Date Balance	% of Allocated Cut-off Date Balance	UW NOI(2)	% of UW NOI(2)	Appraised Value(1)
60-62 Second Avenue	New York, NY	1900 / 2025	24	100.0%	$13,714,286	85.7%	$912,733	60.7%	$14,100,000
58 Second Avenue	New York, NY	1900 / 2025	4	100.0%	$2,285,714	14.3%	$590,484	39.3%	$10,800,000
Total/ Wtd. Avg			28	100.0%	$16,000,000	100.0%	$1,503,218	100.0%	$24,900,000
(1)	Source: Appraisals.
(2)	Based on the underwritten rent rolls dated June 22, 2026.

The following table presents certain information relating to the unit mix at the 58 & 60-62 Second Avenue properties:

Portfolio Unit Mix(1)
Unit Type	# of Units	% of Total Units	Occupied Units	Occupancy	Average Monthly Rent Per Unit(1)	Average Monthly Market Rent Per Unit
60-62 Second Avenue
5 BR - Free Market	5	20.8%	5	100%	$10,676	$12,000
5 BR - Rent Controlled	3	12.5%	3	100%	$271	$12,000
5 BR - Rent Stabilized	16	66.7%	16	100%	$1,287	$12,000
Property Total / Wtd Avg.	24	85.7%	24	100%	$3,116	$12,000
58 Second Avenue
4 BR - Free Market	4	100.0%	4	100.0%	$10,435	$11,000
Property Total / Wtd Avg.	4	14.3%	4	100.0%	$10,435	$11,000
Portfolio Total / Wtd Avg.	28	100.0%	28	100.0%	$4,162	$11,857
(1)	Based on the underwritten rent rolls dated June 22, 2026. Average Monthly Rent Per Unit is based on occupied units.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Multifamily – Mid Rise Various New York, NY 10003	Collateral Asset Summary – Loan No. 15 58 & 60-62 Second Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$16,000,000 64.3% 1.39x 9.4%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the 58 & 60-62 Second Avenue properties:

Cash Flow Analysis(1)
	2024(2)	2025(2)	TTM 6/2026(2)	U/W(2)	U/W Per Unit(3)
Base Rent - Residential	$481,421	$839,198	$1,020,511	$1,398,318	$49,940
Gross Potential Rent - Residential	$481,421	$839,198	$1,020,511	$1,398,318	$49,940
Other Income – Residential(4)	460	3,325	4,500	4,200	$150
Net Rental Income	$481,881	$842,523	$1,025,011	$1,402,518	$50,090
(Vacancy / Credit Loss)	0	0	0	(41,950)	($1,498)
Effective Gross Income - Residential	$481,881	$842,523	$1,025,011	$1,360,568	$48,592

Base Rent – Commercial(5)	$82,811	$66,500	$203,801	$547,368	$117.51
Gross Potential Rent - Commercial	$82,811	$66,500	$203,801	$547,368	$117.51
Other Income- Commercial(6)	0	658	1,752	2,507	$0.54
Net Rental Income	$82,811	$67,158	$205,553	$549,875	$118.05
(Vacancy / Credit Loss)	0	0	0	(27,494)	($5.90)
Effective Gross Income- Commercial	$82,811	$67,158	$205,553	$522,381	$112.15

Total Effective Gross Income	$564,692	$909,681	$1,230,564	$1,882,949	$67,248

Real Estate Taxes	$84,221	$165,406	$252,973	$174,091	$6,218
Insurance	25,316	37,975	37,975	55,871	$1,995
Management Fee	16,941	27,290	36,917	56,488	$2,017
Other Expenses(7)	38,163	127,033	133,287	93,280	$3,331
Total Expenses	$164,641	$357,704	$461,152	$379,731	$13,562

Net Operating Income	$400,051	$551,977	$769,412	$1,503,218	$53,686
Replacement Reserves - Residential	0	0	0	11,616	$415
Replacement Reserves - Commercial	0	0	0	699	$0.15
TI/LC	0	0	0	5,000	$1.07
Net Cash Flow	$400,051	$551,977	$769,412	$1,485,903	$53,068

Occupancy	NAP	NAP	NAP	96.4%(8)
NCF DSCR	0.38x	0.52x	0.72x	1.39x
NOI Debt Yield	2.5%	3.4%	4.8%	9.4%

(1)	Based on the underwritten rent rolls dated June 22, 2026.
(2)	The increase from 2024 NOI through Most Recent NOI can primarily be attributed to the lease up of the 58 & 60-62 Second Avenue properties following their acquisitions in 2024 and renovations in 2025. The subsequent increase from TTM 6/2026 NOI to U/W NOI is primarily attributable to the execution of a new commercial lease with Cha Cha Grill in August 2026 at the 60-62 Second Avenue property, accounting for 12.4% of underwritten base rent for the portfolio.
(3)	U/W Per Unit is based on 28 multifamily units for all line items except commercial income line items, Replacement Reserves - Commercial and TI/LC, which are based on the total commercial SF of 4,658.
(4)	Other Income – Residential includes miscellaneous revenues such as lock replacements, application fees, and pet fees.
(5)	The 58 Second Avenue property has a single commercial lease with 58 Second Ave Bakery LLC, which expires in July 2035; the 60-62 Second Avenue Property has two commercial leases with Un Sil Choe and Cha Cha Grill, which expire in May 2031 and August 2036, respectively.
(6)	Other Income – Commercial includes commercial tenant recoveries of real estate taxes over each respective base year.
(7)	Other Expenses include payroll and benefits, repairs and maintenance, and utilities.
(8)	Represents economic occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

158

Multifamily – Mid Rise Various New York, NY 10003	Collateral Asset Summary – Loan No. 15 58 & 60-62 Second Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$16,000,000 64.3% 1.39x 9.4%

Appraisal. The appraisals dated June 17, 2026 concluded to an aggregate “As-Is” value of the 58 & 60-62 Second Avenue properties of $24,900,000.

58 & 60-62 Second Avenue Appraised Value(1)
Property	Value	Capitalization Rate
60-62 Second Avenue	$14,100,000	6.25%
58 Second Avenue	$10,800,000	5.50%
Total / Wtd. Avg.	$24,900,000	5.92%
(1)	Source: Appraisals.

The following table presents certain information relating to comparable multifamily properties to the 58 & 60-62 Second Avenue properties:

Multifamily Rent Comparables(1)
Property Name / Location	Distance from Subject	Unit Type	Average Rent Per Unit
60-62 Second Avenue	-	5 BR - Free Market(2)	$10,676(2)
New York, NY		5 BR - Rent Stabilized(2)	$1,287(2)
		5 BR - Rent Controlled(2)	$271(2)
128 Second Avenue	0.2 mi	5 BR / 3 BA	$13,150
New York, NY
152 Second Avenue	0.3 mi	5 BR / 3 BA	$11,800
New York, NY
24 Saint Marks Place	0.3 mi	5 BR / 3 BA	$12,500
New York, NY
58 Second Avenue	-	4 BR – Free Market(2)	$10,435 (2)
New York, NY
54 Second Avenue	0.1 mi	4 BR / 2 BA	$11,200
New York, NY
91 East 4th Street	0.1 mi	4 BR / 2 BA	$11,995
New York, NY
92 Second Avenue	0.1 mi	4 BR / 2 BA	$10,495
New York, NY
(1)	Source: Appraisals, unless otherwise indicated.
(2)	Based on the underwritten rent rolls dated June 22, 2026.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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